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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	7/31/16

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	ACMN-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–91.26%

Air Freight & Logistics–0.13%

Atlas Air Worldwide Holdings, Inc. (b)	5,400	$233,442

Airlines–0.99%

Hawaiian Holdings, Inc. (b)	38,000	1,730,140

Apparel Retail–0.64%

Abercrombie & Fitch Co. -Class A	54,300	1,124,553

Apparel, Accessories & Luxury Goods–1.15%

Delta Apparel, Inc. (b)	12,600	301,014

lululemon athletica inc. (b)	11,800	916,270

PVH Corp.	7,850	793,321

		2,010,605

Application Software–2.77%

Citrix Systems, Inc. (b)	27,250	2,428,792

Nuance Communications, Inc. (b)	151,200	2,429,784

		4,858,576

Auto Parts & Equipment–1.07%

American Axle & Manufacturing Holdings, Inc. (b)	94,500	1,645,245

Stoneridge, Inc. (b)	14,150	236,022

		1,881,267

Biotechnology–13.17%

Applied Genetic Technologies Corp. (b)	49,050	737,222

Biogen Inc. (b)	2,860	829,200

BioSpecifics Technologies Corp. (b)	18,300	741,150

Concert Pharmaceuticals, Inc. (b)	59,100	679,059

Emergent Biosolutions, Inc. (b)	81,550	2,722,954

FibroGen, Inc. (b)	145,200	2,777,676

Five Prime Therapeutics, Inc. (b)	57,850	2,932,416

Gilead Sciences, Inc.	29,250	2,324,497

GlycoMimetics, Inc. (b)	53,700	448,395

Lexicon Pharmaceuticals, Inc. (b)	32,200	525,504

Myriad Genetics, Inc. (b)	55,350	1,714,743

PDL BioPharma Inc.	127,250	447,920

Pfenex Inc. (b)	46,850	378,080

Progenics Pharmaceuticals, Inc. (b)	22,950	134,258

Repligen Corp. (b)	86,800	2,482,480

Spectrum Pharmaceuticals, Inc. (b)	172,000	1,181,640

Xencor, Inc. (b)	108,450	2,054,043

		23,111,237

Casinos & Gaming–1.47%

Boyd Gaming Corp. (b)	30,250	593,203

Isle of Capri Casinos, Inc. (b)	106,100	1,987,253

		2,580,456

	Shares	Value

Coal & Consumable Fuels–1.40%

CONSOL Energy Inc.	126,700	$2,455,446

Commercial Printing–1.84%

Ennis, Inc.	28,150	487,558

Quad/Graphics, Inc.	107,850	2,735,076

		3,222,634

Commodity Chemicals–1.91%

Cabot Corp.	43,850	2,135,057

Trinseo S.A. (b)	24,600	1,224,834

		3,359,891

Communications Equipment–1.76%

Black Box Corp.	40,800	556,920

Digi International Inc. (b)	19,500	216,645

Extreme Networks, Inc. (b)	94,250	366,632

Juniper Networks, Inc.	10,250	232,573

NETGEAR, Inc. (b)	13,900	714,877

Sonus Networks, Inc. (b)	116,550	1,004,661

		3,092,308

Computer & Electronics Retail–1.45%

Best Buy Co., Inc.	62,050	2,084,880

Rent-A-Center, Inc.	42,650	460,620

		2,545,500

Consumer Finance–2.04%

Navient Corp.	176,750	2,509,850

Nelnet, Inc. -Class A	4,900	198,009

Santander Consumer USA Holdings Inc. (b)	78,900	867,111

		3,574,970

Data Processing & Outsourced Services–0.38%

Planet Payment Inc. (b)	68,700	322,203

Xerox Corp.	33,050	340,415

		662,618

Department Stores–1.27%

J. C. Penney Co., Inc. (b)	231,450	2,235,807

Diversified Banks–0.60%

Citigroup Inc.	24,000	1,051,440

Diversified Metals & Mining–0.78%

Teck Resources Ltd. -Class B (Canada)	62,500	995,625

Turquoise Hill Resources Ltd. (Canada)(b)	105,150	374,334

		1,369,959

Education Services–0.87%

Cambium Learning Group Inc. (b)	27,450	132,858

K12 Inc. (b)	111,950	1,385,941

		1,518,799

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Electrical Components & Equipment–0.27%

General Cable Corp.	31,900	$469,887

Food Retail–0.55%

SUPERVALU Inc. (b)	199,350	972,828

Gold–3.68%

Barrick Gold Corp. (Canada)	149,050	3,258,233

Kinross Gold Corp. (Canada)(b)	618,150	3,195,835

		6,454,068

Health Care Equipment–0.81%

Fonar Corp. (b)	8,150	182,071

Hologic, Inc. (b)	12,900	496,521

LeMaitre Vascular, Inc.	43,150	742,180

		1,420,772

Health Care Facilities–0.13%

Quorum Health Corp. (b)	20,550	223,790

Health Care Services–0.73%

BioTelemetry, Inc. (b)	40,450	769,359

LHC Group Inc. (b)	9,150	414,129

Premier Inc. -Class A (b)	3,200	104,640

		1,288,128

Health Care Supplies–0.56%

OraSure Technologies, Inc. (b)	143,150	976,283

Health Care Technology–1.90%

HMS Holdings Corp. (b)	89,900	1,787,212

Veeva Systems Inc. -Class A (b)	40,900	1,553,791

		3,341,003

Industrial Machinery–0.90%

Kennametal Inc.	59,700	1,484,142

SPX Corp.	5,750	87,055

		1,571,197

Integrated Telecommunication Services–0.74%

Verizon Communications Inc.	23,450	1,299,365

Internet Software & Services–3.41%

Care.com, Inc. (b)	50,150	551,148

DHI Group, Inc. (b)	58,050	423,185

Earthlink Holdings Corp.	270,850	1,836,363

eBay Inc. (b)	39,500	1,230,820

MeetMe, Inc. (b)	123,150	791,854

Monster Worldwide, Inc. (b)	56,350	142,566

Sohu.com Inc. (China)(b)	26,200	1,013,416

		5,989,352

Investment Banking & Brokerage–0.23%

Goldman Sachs Group, Inc. (The)	2,550	404,966

	Shares	Value

IT Consulting & Other Services–1.93%

Hackett Group, Inc. (The)	38,550	$516,184

Leidos Holdings, Inc.	26,800	1,340,268

Teradata Corp. (b)	53,650	1,522,587

		3,379,039

Leisure Products–0.93%

Brunswick Corp.	31,050	1,540,701

Johnson Outdoors Inc. -Class A	2,800	85,260

		1,625,961

Life & Health Insurance–0.09%

Genworth Financial, Inc. -Class A (b)	55,600	159,016

Life Sciences Tools & Services–1.58%

Cambrex Corp. (b)	45,600	2,389,896

INC Research Holdings, Inc. -Class A (b)	8,550	380,560

		2,770,456

Managed Health Care–2.06%

Triple-S Management Corp. -Class B (Puerto Rico)(b)	67,350	1,673,647

WellCare Health Plans Inc. (b)	18,250	1,949,100

		3,622,747

Movies & Entertainment–0.32%

Liberty Braves Group -Class A (b)	16,350	269,612

Liberty Media Group -Class A (b)	13,250	300,775

		570,387

Oil & Gas Drilling–5.58%

Atwood Oceanics, Inc.	46,350	495,018

Ensco PLC -Class A	252,700	2,317,259

Noble Corp. PLC (United Kingdom)	200,300	1,478,214

Pioneer Energy Services Corp. (b)	110,100	346,815

Rowan Cos. PLC -Class A	105,000	1,600,200

Seadrill Ltd. (United Kingdom)(b)	369,350	1,096,970

Transocean Ltd.	224,050	2,462,309

		9,796,785

Oil & Gas Exploration & Production–6.06%

Bill Barrett Corp. (b)	108,900	650,133

California Resources Corp. (b)	87,100	893,646

Continental Resources, Inc. (b)	29,650	1,306,082

Denbury Resources Inc.	274,500	796,050

Encana Corp. (Canada)	85,700	689,885

Enerplus Corp. (Canada)	147,850	882,665

EP Energy Corp. -Class A (b)	177,300	739,341

Evolution Petroleum Corp.	20,400	111,180

Jones Energy, Inc. -Class A (b)	91,250	337,625

Oasis Petroleum Inc. (b)	328,250	2,494,700

Panhandle Oil & Gas, Inc. -Class A	17,793	291,093

PrairieSky Royalty Ltd. (Canada)	1,534	29,852

QEP Resources Inc.	77,450	1,409,590

		10,631,842

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Oil & Gas Refining & Marketing–1.11%

CVR Energy, Inc.	33,200	$491,360

Tesoro Corp.	7,600	578,740

Western Refining, Inc.	41,900	873,615

		1,943,715

Packaged Foods & Meats–1.40%

Dean Foods Co.	68,750	1,269,125

Omega Protein Corp. (b)	40,550	913,186

Tyson Foods, Inc. -Class A	3,800	279,680

		2,461,991

Personal Products–0.66%

LifeVantage Corp. (b)	18,200	254,618

Natural Health Trends Corp.	9,550	320,785

Nu Skin Enterprises, Inc. -Class A	10,900	582,060

		1,157,463

Pharmaceuticals–3.72%

Corcept Therapeutics Inc. (b)	34,200	198,360

Heska Corp. (b)	10,000	425,500

Innoviva, Inc.	110,500	1,422,135

SciClone Pharmaceuticals, Inc. (b)	104,650	1,105,104

Sucampo Pharmaceuticals, Inc. -Class A (b)	42,300	497,025

Supernus Pharmaceuticals Inc. (b)	129,650	2,880,823

		6,528,947

Property & Casualty Insurance–1.77%

Ambac Financial Group, Inc. (b)	119,900	2,179,782

Assured Guaranty Ltd.	34,850	933,631

		3,113,413

Publishing–0.25%

McClatchy Co. (The) -Class A (b)	22,350	432,249

Real Estate Services–0.66%

Altisource Portfolio Solutions S.A. (b)	49,550	1,152,533

Restaurants–0.73%

Darden Restaurants, Inc.	20,900	1,286,604

Semiconductors–3.79%

Advanced Micro Devices, Inc. (b)	465,750	3,195,045

NVIDIA Corp.	56,850	3,246,135

QUALCOMM, Inc.	3,350	209,643

		6,650,823

Specialty Chemicals–0.51%

Ingevity Corp. (b)	7,600	290,852

Rayonier Advanced Materials Inc.	44,300	610,011

		900,863

Specialty Stores–0.60%

GNC Holdings, Inc. -Class A	51,200	1,044,992

Steel–2.99%

Cliffs Natural Resources Inc.	273,050	2,159,825

Commercial Metals Co.	89,450	1,479,503

Olympic Steel, Inc.	14,150	405,539

	Shares	Value

Steel–(continued)

Ryerson Holding Corp. (b)	83,600	$1,207,184

		5,252,051

Technology Distributors–0.39%

Tech Data Corp. (b)	8,700	677,991

Technology Hardware, Storage & Peripherals–1.56%

HP Inc.	195,750	2,742,457

Thrifts & Mortgage Finance–0.39%

Walker & Dunlop, Inc. (b)	28,700	679,329

Tobacco–0.25%

Alliance One International, Inc. (b)	25,100	434,230

Trading Companies & Distributors–1.67%

MRC Global Inc. (b)	197,150	2,608,294

Titan Machinery, Inc. (b)	28,150	315,562

		2,923,856

Trucking–0.66%

Swift Transportation Co. (b)	49,050	944,213

USA Truck, Inc. (b)	11,000	212,080

		1,156,293

Total Common Stocks & Other Equity Interests (Cost $138,608,984)		160,127,320

Money Market Funds–5.97%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	5,240,195	5,240,195

Premier Portfolio –Institutional Class, 0.36% (c)	5,240,196	5,240,196

Total Money Market Funds (Cost $10,480,391)		10,480,391

TOTAL INVESTMENTS–97.23% (Cost $149,089,375)		170,607,711

OTHER ASSETS LESS LIABILITIES–2.77%		4,869,175

NET ASSETS–100.00%		$175,476,886

Investment Abbreviations:

REIT            —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Open Total Return Swap Agreements – Equity Risk
Reference Entity	Counterparty	Expiration Date	Floating Rate Index (1)	Notional Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities - Short	Morgan Stanley & Co. LLC	04/24/2017	Federal Funds floating rate	$(157,465,571)	$(2,291,051)(2)	$(159,707,268)
(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(49,354) of dividends payable long and financing fees payable from the Fund to the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of July 31, 2016.

	Shares	Value

Equity Securities - Short

Air Freight & Logistics

XPO Logistics, Inc.	(5,250)	$(155,505)

Airlines

Spirit Airlines, Inc.	(43,100)	(1,842,525)

Airport Services

Macquarie Infrastructure Corp.	(6,800)	(521,220)

Alternative Carriers

pdvWireless, Inc.	(15,250)	(327,875)

Aluminum

Real Industry, Inc.	(39,450)	(309,288)

Apparel Retail

Ascena Retail Group, Inc.	(156,700)	(1,273,971)

Boot Barn Holdings, Inc.	(67,800)	(729,528)

		(2,003,499)

Apparel, Accessories & Luxury Goods

Fossil Group, Inc.	(37,100)	(1,172,360)

G-III Apparel Group, Ltd.	(1,350)	(54,041)

Sequential Brands Group, Inc.	(60,650)	(493,084)

Under Armour, Inc. -Class A	(60,000)	(2,367,600)

		(4,087,085)

Application Software

Digimarc Corp.	(3,500)	(127,435)

EnerNOC, Inc.	(56,100)	(419,628)

MobileIron, Inc.	(31,350)	(106,904)

Tyler Technologies, Inc.	(4,650)	(758,043)

		(1,412,010)

Asset Management & Custody Banks

Financial Engines Inc.	(21,150)	(558,149)

WisdomTree Investments, Inc.	(109,950)	(1,092,903)

		(1,651,052)

Automobile Manufacturers

General Motors Co.	(9,400)	(296,476)

Tesla Motors, Inc.	(2,800)	(657,412)

		(953,888)

	Shares	Value

Automotive Retail

CarMax, Inc.	(40,950)	$(2,385,747)

Biotechnology

ACADIA Pharmaceuticals Inc.	(63,900)	(2,366,856)

Advaxis, Inc.	(32,150)	(268,131)

Agios Pharmaceuticals, Inc.	(28,050)	(1,268,701)

Alnylam Pharmaceuticals, Inc.	(26,850)	(1,827,948)

Amicus Therapeutics, Inc.	(107,150)	(720,048)

Anthera Pharmaceuticals, Inc.	(81,300)	(250,404)

Aquinox Pharmaceuticals, Inc. (Canada)	(21,350)	(178,272)

Arrowhead Pharmaceuticals, Inc.	(60,700)	(361,772)

bluebird bio, Inc.	(29,500)	(1,686,810)

Dicerna Pharmaceuticals, Inc.	(19,500)	(62,595)

Fibrocell Science, Inc.	(49,150)	(53,573)

Genocea Biosciences, Inc.	(72,600)	(295,482)

Heron Therapeutics, Inc.	(97,650)	(1,622,943)

Invitae Corp.	(10,100)	(88,577)

Juno Therapeutics, Inc.	(7,100)	(219,603)

Keryx Biopharmaceuticals, Inc.	(77,500)	(570,400)

Kite Pharma, Inc.	(39,250)	(2,222,728)

La Jolla Pharmaceutical Co.	(22,700)	(385,900)

Medgenics, Inc. (Israel)	(57,581)	(332,242)

Mirati Therapeutics, Inc.	(50,500)	(234,320)

Navidea Biopharmaceuticals Inc.	(110,700)	(59,789)

Novavax, Inc.	(216,450)	(1,584,414)

OvaScience, Inc.	(94,650)	(477,036)

PTC Therapeutics, Inc.	(26,250)	(156,712)

Puma Biotechnology, Inc.	(24,000)	(1,197,360)

Sarepta Therapeutics, Inc.	(23,550)	(595,344)

T2 Biosystems, Inc.	(58,450)	(330,827)

Ultragenyx Pharmaceutical Inc.	(31,150)	(1,971,172)

Vital Therapies, Inc.	(22,250)	(138,395)

		(21,528,354)

Cable & Satellite

Loral Space & Communications Inc.	(4,600)	(161,598)

Casinos & Gaming

Wynn Resorts Ltd.	(23,400)	(2,292,030)

Commodity Chemicals

Methanex Corp. (Canada)	(9,650)	(270,393)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Communications Equipment

Applied Optoelectronics, Inc.	(42,550)	$(503,792)

NetScout Systems, Inc.	(58,000)	(1,622,840)

ViaSat, Inc.	(14,850)	(1,096,376)

		(3,223,008)

Consumer Finance

EZCORP, Inc. -Class A	(122,950)	(1,113,927)

Data Processing & Outsourced Services

MAXIMUS, Inc.	(21,850)	(1,287,402)

Visa Inc.	(7,300)	(569,765)

		(1,857,167)

Diversified Chemicals

LSB Industries, Inc.	(74,500)	(862,710)

Diversified Metals & Mining

Compass Minerals International, Inc.	(4,850)	(337,511)

Electrical Components & Equipment

American Superconductor Corp.	(36,950)	(339,201)

Revolution Lighting Technologies, Inc.	(13,800)	(86,526)

		(425,727)

Electronic Equipment Manufacturers

Cognex Corp.	(13,300)	(600,761)

CUI Global, Inc.	(10,950)	(54,203)

Zebra Technologies Corp. -Class A	(41,800)	(2,215,818)

		(2,870,782)

Environmental & Facilities Services

Covanta Holding Corp.	(38,600)	(618,372)

Stericycle, Inc.	(14,700)	(1,326,969)

		(1,945,341)

Fertilizers & Agricultural Chemicals

AgroFresh Solutions, Inc.	(54,700)	(352,815)

CF Industries Holdings, Inc.	(93,550)	(2,308,814)

		(2,661,629)

Food Retail

Natural Grocers by Vitamin Cottage, Inc.	(48,300)	(661,227)

General Merchandise Stores

Tuesday Morning Corp.	(105,150)	(829,633)

Gold

Franco-Nevada Corp. (Canada)	(31,550)	(2,430,297)

Health Care Equipment

Avinger, Inc.	(33,450)	(165,243)

CytoSorbents Corp.	(66,600)	(326,340)

DexCom, Inc.	(27,000)	(2,490,210)

EndoChoice Holdings, Inc.	(17,350)	(92,475)

GenMark Diagnostics Inc.	(41,400)	(440,910)

InVivo Therapeutics Holdings Corp.	(85,000)	(550,800)

Invuity, Inc.	(23,450)	(241,535)

Rockwell Medical, Inc.	(11,750)	(94,587)

	Shares	Value

Health Care Equipment–(continued)

Tandem Diabetes Care, Inc.	(82,250)	$(545,317)

Veracyte, Inc.	(72,450)	(358,628)

		(5,306,045)

Health Care Facilities

Tenet Healthcare Corp.	(55,650)	(1,703,446)

Health Care Services

Diplomat Pharmacy, Inc.	(22,300)	(801,239)

Health Care Supplies

Cerus Corp.	(252,600)	(1,866,714)

Endologix, Inc.	(168,550)	(2,378,241)

Sientra, Inc.	(40,050)	(285,957)

		(4,530,912)

Health Care Technology

Castlight Health, Inc.	(30,750)	(114,698)

Homebuilding

New Home Co. Inc. (The)	(53,200)	(524,020)

Homefurnishing Retail

Restoration Hardware Holdings, Inc.	(32,600)	(1,004,406)

Hotels, Resorts & Cruise Lines

Norwegian Cruise Line Holdings Ltd.	(6,250)	(266,250)

Household Products

Orchids Paper Products Co.	(8,550)	(262,571)

Industrial Conglomerates

Roper Technologies, Inc.	(500)	(85,180)

Industrial Machinery

Middleby Corp. (The)	(17,400)	(2,094,612)

Proto Labs, Inc.	(17,800)	(979,712)

		(3,074,324)

Integrated Oil & Gas

Chevron Corp.	(23,400)	(2,398,032)

Exxon Mobil Corp.	(26,300)	(2,339,385)

		(4,737,417)

Internet Retail

Netflix, Inc.	(3,800)	(346,750)

Internet Software & Services

Hortonworks, Inc.	(153,850)	(1,801,584)

Pandora Media, Inc.	(182,450)	(2,481,320)

TrueCar, Inc.	(72,200)	(676,514)

Twitter, Inc.	(139,800)	(2,326,272)

Yelp Inc.	(9,450)	(304,006)

		(7,589,696)

Investment Banking & Brokerage

Investment Technology Group, Inc.	(10,550)	(176,185)

IT Consulting & Other Services

EPAM Systems, Inc.	(3,700)	(259,888)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

IT Consulting & Other Services–(continued)

Mattersight Corp.	(20,950)	$(90,714)

		(350,602)

Leisure Products

Arctic Cat Inc.	(30,900)	(482,349)

Life & Health Insurance

Trupanion, Inc.	(27,700)	(417,716)

Life Sciences Tools & Services

Accelerate Diagnostics, Inc.	(91,350)	(1,795,028)

Illumina, Inc.	(7,950)	(1,322,482)

NanoString Technologies, Inc.	(16,350)	(222,197)

Pacific Biosciences of California, Inc.	(11,700)	(100,035)

		(3,439,742)

Motorcycle Manufacturers

Kandi Technologies Group Inc. (China)	(48,150)	(338,013)

Multi-Line Insurance

Kemper Corp.	(6,000)	(205,620)

Multi-Utilities

Dominion Resources, Inc.	(12,400)	(967,448)

Oil & Gas Equipment & Services

Baker Hughes Inc.	(4,850)	(231,975)

Bristow Group, Inc.	(29,300)	(316,733)

CARBO Ceramics Inc.	(15,450)	(217,845)

Halliburton Co.	(55,750)	(2,434,045)

ION Geophysical Corp.	(14,150)	(70,892)

Schlumberger Ltd.	(29,950)	(2,411,574)

SEACOR Holdings Inc.	(9,400)	(531,288)

Weatherford International PLC	(352,400)	(2,001,632)

		(8,215,984)

Oil & Gas Exploration & Production

Eclipse Resources Corp.	(140,200)	(441,630)

Gulfport Energy Corp.	(68,000)	(1,978,120)

Kosmos Energy Ltd.	(15,600)	(86,580)

SM Energy Co.	(22,650)	(614,495)

Whiting Petroleum Corp.	(196,850)	(1,450,784)

		(4,571,609)

Oil & Gas Refining & Marketing

Pacific Ethanol, Inc.	(114,950)	(785,108)

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(58,200)	(2,434,506)

Dorian LPG Ltd.	(58,800)	(362,796)

Golar LNG Ltd. (Bermuda)	(74,500)	(1,263,520)

Pembina Pipeline Corp. (Canada)	(15,600)	(454,428)

		(4,515,250)

Packaged Foods & Meats

Freshpet, Inc.	(21,250)	(185,725)

Inventure Foods, Inc.	(49,400)	(425,828)

		(611,553)

	Shares	Value

Paper Packaging

WestRock Co.	(21,900)	$(939,729)

Pharmaceuticals

Aerie Pharmaceuticals, Inc.	(24,550)	(425,943)

Allergan PLC	(9,180)	(2,322,081)

Corium International, Inc.	(42,800)	(204,584)

Dipexium Pharmaceuticals, Inc.	(24,850)	(259,434)

Egalet Corp.	(63,200)	(467,048)

Endo International PLC	(134,750)	(2,339,260)

Ocular Therapeutix, Inc.	(66,000)	(288,420)

Omeros Corp.	(14,950)	(175,812)

Titan Pharmaceuticals, Inc.	(56,500)	(280,240)

		(6,762,822)

Property & Casualty Insurance

Allied World Assurance Company Holdings, AG	(20,050)	(821,849)

White Mountains Insurance Group, Ltd.	(995)	(817,213)

		(1,639,062)

Real Estate Development

Howard Hughes Corp. (The)	(9,100)	(1,087,086)

Real Estate Services

Kennedy-Wilson Holdings Inc.	(26,350)	(554,668)

Regional Banks

Pacific Mercantile Bancorp	(45,200)	(308,716)

United Bankshares, Inc.	(13,800)	(528,540)

		(837,256)

Reinsurance

Greenlight Capital Re, Ltd. -Class A	(43,350)	(894,310)

Residential REIT’s

Bluerock Residential Growth REIT, Inc.	(11,100)	(147,852)

Restaurants

Chipotle Mexican Grill, Inc.	(5,600)	(2,374,344)

Habit Restaurants, Inc. (The)	(26,150)	(424,676)

Kona Grill, Inc.	(27,650)	(345,625)

Noodles & Co.	(15,900)	(117,501)

		(3,262,146)

Semiconductors

Cypress Semiconductor Corp.	(146,800)	(1,708,752)

Micron Technology, Inc.	(168,700)	(2,317,938)

SunPower Corp.	(27,700)	(403,866)

Synaptics Inc.	(29,850)	(1,550,708)

		(5,981,264)

Silver

Silver Wheaton Corp. (Canada)	(88,850)	(2,476,249)

Specialized Finance

On Deck Capital, Inc.	(181,700)	(944,840)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Specialized REIT’s

OUTFRONT Media Inc.	(22,400)	$(521,248)

Specialty Chemicals

Platform Specialty Products Corp.	(126,350)	(1,162,420)

Senomyx, Inc.	(67,650)	(212,421)

		(1,374,841)

Specialty Stores

Cabela’s Inc.	(22,250)	(1,148,767)

Office Depot, Inc.	(119,150)	(412,259)

		(1,561,026)

Steel

Allegheny Technologies Inc.	(87,150)	(1,552,142)

United States Steel Corp.	(93,900)	(2,581,311)

		(4,133,453)

Systems Software

FireEye, Inc.	(134,050)	(2,335,151)

Proofpoint, Inc.	(3,250)	(246,578)

Tableau Software, Inc. -Class A	(42,650)	(2,410,151)

		(4,991,880)

Technology Hardware, Storage & Peripherals

Immersion Corp.	(49,300)	(370,243)

Nimble Storage, Inc.	(51,600)	(383,904)

		(754,147)

Thrifts & Mortgage Finance

EverBank Financial Corp.	(23,200)	(416,672)

LendingTree, Inc.	(15,350)	(1,550,043)

		(1,966,715)

Tobacco

Reynolds American, Inc.	(42,650)	(2,135,059)

Trucking

Avis Budget Group, Inc.	(59,800)	(2,196,454)

Total Equity Securities - Short		$(159,707,268)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Invesco All Cap Market Neutral Fund

D.	Swap Agreements – (continued)

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$170,607,711	$—	$—	$170,607,711

Swap Agreements*	—	(2,291,051)	—	(2,291,051)

Total Investments	$170,607,711	$(2,291,051)	$—	$168,316,660

* Unrealized appreciation (depreciation).

Invesco All Cap Market Neutral Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk:
Swap agreements	$—	$(2,291,051)

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Swap Agreements

Realized Gain (Loss):
Equity Risk	$(42,934,955)

Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(2,644,526)

Total	$(45,579,481)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements

Average notional value	$134,026,352

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $283,396,431 and $179,468,603, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,593,274

Aggregate unrealized (depreciation) of investment securities	(4,286,378)

Net unrealized appreciation of investment securities	$21,306,896

Cost of investments for tax purposes is $149,300,815.

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	IBRA-QTR-1	07/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–33.67%

U.S. Treasury Bills–9.73%(a)

U.S. Treasury Bills	0.45%	08/25/2016	$48,160,000	$48,154,218
U.S. Treasury Bills	0.46%	09/08/2016	35,150,000	35,142,206
U.S. Treasury Bills	0.51%	09/15/2016	65,830,000	65,812,713
U.S. Treasury Bills	0.35%	11/03/2016	119,000,000	118,920,743
U.S. Treasury Bills	0.34%	01/05/2017	37,600,000	37,544,232
U.S. Treasury Bills	0.40%	01/26/2017	233,180,000	232,759,076
				538,333,188

U.S. Treasury Notes–23.94%

U.S. Treasury Notes (b)	0.59%	01/31/2018	541,980,000	543,299,721
U.S. Treasury Notes (b)	0.51%	04/30/2018	479,266,000	479,899,111
U.S. Treasury Notes (b)	0.49%	07/31/2018	301,420,000	301,460,940
				1,324,659,772
Total U.S. Treasury Securities (Cost $1,860,876,429)				1,862,992,960

		Expiration Date

Commodity-Linked Securities–4.57%

Canadian Imperial Bank of Commerce, Commodity-Linked EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2) (Canada) (c)		08/22/2017	83,500,000	76,144,482
Cargill, Inc. Commodity-Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2) (Canada) (c)		08/07/2017	74,940,000	72,359,347
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 04 Excess Return Index) (Canada) (c)		08/15/2017	107,350,000	104,124,489
Total Commodity-Linked Securities (Cost $265,790,000)				252,628,318

			Shares

Money Market Funds–55.77%

Liquid Assets Portfolio–Institutional Class, 0.40% (d)			580,208,595	580,208,595
Premier Portfolio–Institutional Class, 0.36% (d)			580,208,595	580,208,595
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.50% (d)			323,641,045	323,641,045
Treasury Portfolio–Institutional Class, 0.23% (d)			1,601,779,243	1,601,779,243
Total Money Market Funds (Cost $3,085,837,478)				3,085,837,478
TOTAL INVESTMENTS–94.01% (Cost $5,212,503,907)				5,201,458,756
OTHER ASSETS LESS LIABILITIES–5.99%				331,967,597
NET ASSETS–100.00%				$5,533,426,353

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(e)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	1,715	February–2017	$ 78,101,100	$ (11,712,558)
Gasoline Reformulated Blendstock Oxygenate Blending	Long	1,515	September–2016	83,953,422	(6,182,524)
Heating Oil	Long	625	December–2016	36,054,375	(5,265,859)
Natural Gas	Long	1,210	December–2016	40,172,000	5,873,063
Silver	Long	1,908	September–2016	194,110,380	26,777,465
WTI Crude	Long	1,630	January–2017	72,551,300	(11,319,193)
Subtotal—Commodity Risk					(1,829,606)
Dow Jones EURO STOXX 50 Index	Long	10,980	September–2016	366,133,211	10,867,305
E-Mini S&P 500 Index	Long	3,490	September–2016	378,350,900	12,617,182
FTSE 100 Index	Long	5,410	September–2016	454,102,481	42,817,702
Hang Seng Index	Long	2,430	August–2016	340,990,539	(4,450,072)
Russell 2000 Index Mini	Long	2,390	September–2016	290,863,000	12,230,113
Tokyo Stock Price Index	Long	3,230	September–2016	420,506,149	(1,580,378)
Subtotal—Equity Risk					72,501,852
Australia 10 Year Bonds	Long	9,810	September–2016	1,023,918,809	18,377,786
Canada 10 Year Bonds	Long	8,320	September–2016	946,087,383	24,969,827
Long Gilt	Long	6,320	September–2016	1,095,126,993	68,792,589
U.S. Treasury Long Bonds	Long	2,730	September–2016	476,214,375	31,916,095
Subtotal—Interest Rate Risk					144,056,297
Total Futures Contracts					$ 214,728,543

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	216,000	October–2016	$87,143,688	$118,476
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	1,780,000	April–2017	107,320,828	3,958,898
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	81,100	July–2017	74,008,640	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	92,300	January–2017	88,604,225	0
Goldman Sachs International	Receive	Goldman Sachs Alpha Basket B823 Excess Return Strategy	0.40	652,000	July–2017	59,100,801	(317,329)
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	705,000	October–2016	77,732,172	1,517,865
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	234,000	April–2017	44,217,506	(2,261,423)
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	561,000	June–2017	98,833,334	0
Merrill Lynch International	Receive	MLCX Aluminum Annual ER Index	0.28	385,000	September–2016	36,272,044	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	1,202,000	October–2016	110,391,860	(845,342)
Subtotal—Commodity Risk							2,171,145
Goldman Sachs International	Receive	Hang Seng Index Futures	—	580	August–2016	81,388,688	(1,217,185)
Subtotal—Equity Risk							(1,217,185)
Total Swap Agreements							$953,960

Investment Abbreviations:

EMTN	—	Euro Medium Term Notes

LIBOR	—	London Interbank Offered Rate

WTI	—	West Texas Intermediate

Index Information:

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index	—	a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat

Monthly Rebalance Commodity Excess Return Index	—	a commodity index composed of futures contracts on Cocoa, Coffee ‘C’, Corn, Cotton No.2, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11 and Wheat

RBC Enhanced Agricultural Basket 04 Excess Return Index	—	a commodity index composed of futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat

Barclays Commodity Strategy 1452 Excess Return Index	—	a commodity index that provides exposure to futures contracts on Copper

Single Commodity Excess Return Index	—	a commodity index that provides exposure to futures contracts on Gold

Goldman Sachs Alpha Basket B823 Excess Return Strategy	—	a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $252,628,318, which represented 4.57% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

(e)	Futures contracts collateralized by $273,220,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                                 Invesco Balanced-Risk Allocation Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unnrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

                                 Invesco Balanced-Risk Allocation Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

                                 Invesco Balanced-Risk Allocation Fund

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Balanced-Risk Allocation Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$3,085,837,478	$—	$—	$3,085,837,478
U.S. Treasury Securities	—	1,862,992,960	—	1,862,992,960
Commodity-Linked Securities	—	252,628,318	—	252,628,318
	3,085,837,478	2,115,621,278	—	5,201,458,756
Futures Contracts*	214,728,543	—	—	214,728,543
Swap Agreements*	—	953,960	—	953,960
Total Investments	$3,300,566,021	$2,116,575,238	$—	$5,417,141,259
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts (a)	$32,650,528	$(34,480,134)
Swap agreements	5,595,239	(3,424,094)
Equity risk:
Futures contracts(a)	78,532,302	(6,030,450)
Interest rate risk:
Futures contracts(a)	144,056,297	—
Swap agreements	—	(1,217,185)
Total	$260,834,366	$(45,151,863)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

                                 Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$27,681,684	$52,720,774
Equity Risk	(35,057,553)	(190,651)
Interest Rate Risk	229,235,945	(102,340)
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	(7,786,603)	18,414,666
Equity Risk	(21,792,784)	(1,217,185)
Interest Rate Risk	131,549,385	—
Total	$323,830,074	$69,625,264

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$6,923,410,219	$777,543,117

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $486,290,000 and $606,023,498, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $1,021,245,969 and $1,487,522,881, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 2,116,864
Aggregate unrealized (depreciation) of investment securities	(13,220,289)
Net unrealized appreciation (depreciation) of investment securities	$ (11,103,425)
Cost of investments for tax purposes is $5,212,562,181.

                                 Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund Quarterly Schedule of Portfolio Holdings July 31, 2016

invesco.com/us	BRCS-QTR-1	07/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–50.37%

U.S. Treasury Bills–23.79%(a)

U.S. Treasury Bills (b)	0.45%	08/25/2016	$38,390,000	$38,385,391

U.S. Treasury Bills	0.30%	09/08/2016	9,750,000	9,747,838

U.S. Treasury Bills	0.46%	09/08/2016	2,210,000	2,209,510

U.S. Treasury Bills (b)	0.28%	09/15/2016	8,100,000	8,097,873

U.S. Treasury Bills (b)	0.51%	09/15/2016	18,770,000	18,765,071

U.S. Treasury Bills (b)	0.32%	10/06/2016	6,760,000	6,757,033

U.S. Treasury Bills (b)	0.33%	10/06/2016	600,000	599,737

U.S. Treasury Bills (b)	0.34%	10/06/2016	18,600,000	18,591,820

U.S. Treasury Bills	0.34%	01/05/2017	5,400,000	5,391,991

U.S. Treasury Bills	0.40%	01/26/2017	53,610,000	53,513,226

				162,059,490

U.S. Treasury Notes–26.58%(c)

U.S. Treasury Floating Rate Notes	0.59%	01/31/2018	71,290,000	71,463,591

U.S. Treasury Floating Rate Notes	0.51%	04/30/2018	59,190,000	59,268,190

U.S. Treasury Floating Rate Notes	0.49%	07/31/2018	50,360,000	50,366,840

				181,098,621

Total U.S. Treasury Securities (Cost $342,866,105)				343,158,111

Commodity-Linked Securities–5.75%		Expiration Date

Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.60% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (d)		06/12/2017	20,250,000	21,093,782

International Bank for Reconstruction and Development, 6 month USD LIBOR minus 0.60% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2) (d)		04/26/2018	20,000,000	18,082,591

Total Commodity-Linked Securities (Cost $40,250,000)				39,176,373

			Shares

Exchange Traded Funds–3.37%

PowerShares DB Gold Fund (Cost $26,380,609) (e)			520,000	22,942,400

Money Market Funds–33.29%

Liquid Assets Portfolio –Institutional Class, 0.39% (f)			97,884,515	97,884,515

Premier Portfolio –Institutional Class, 0.36% (f)			97,884,515	97,884,515

STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class, 0.50% (f)			31,011,173	31,011,173

Total Money Market Funds (Cost $226,780,203)				226,780,203

TOTAL INVESTMENTS–92.78% (Cost $636,276,917)				632,057,087

OTHER ASSETS LESS LIABILITIES–7.22%				49,188,507

NET ASSETS–100.00%				$681,245,594

Open Futures Contracts

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)

Cocoa	Long	80	December-2016	$2,276,800	$ (136,973)

Coffee C	Long	341	September-2016	18,695,325	530,731

Corn	Long	1,090	December-2016	18,679,875	(4,244,376)

Cotton No. 2	Long	229	December-2016	8,477,580	1,250,557

Lean Hogs	Long	26	December-2016	569,400	(100,865)

LME Zinc	Long	299	September-2016	16,762,688	638,933

Natural Gas	Long	2,075	December-2016	17,222,500	2,317,481

NYH RBOB Gasoline (Globex)	Long	430	September-2016	23,828,364	(1,925,326)

Soybeans	Long	687	November-2016	34,453,050	(3,906,997)

Wheat	Long	445	December-2016	9,695,438	(699,016)

Total Futures Contracts —Commodity Risk					$(6,275,851)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements

Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Excess Return Index	0.35%	84,800	March–2017	$22,106,258	$ (1,843,976)

Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	33,800	February–2017	4,044,684	14,524

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30	25,200	June–2017	8,087,688	(414,999)

Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	75,000	March–2017	17,789,918	(1,507,628)

Barclays Bank PLC	Receive	Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index	0.37	69,500	February–2017	15,083,661	(1,187,616)

Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	51,000	April–2017	3,074,923	113,429

Canadian Imperial Bank of Commerce	Receive	CIBC Silver Index	0.11	199,200	February–2017	23,774,281	50,338

Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	1,149,000	October–2016	40,968,652	5,473,009

Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	0.37	114,500	March–2017	32,096,182	(898,699)

Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	33,570	February–2017	44,311,460	(1,597,026)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	18,300	April–2017	3,458,036	(176,855)

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	447,500	October–2016	49,340,634	963,468

Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	257,000	May–2017	60,538,586	2,156,924

Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	89,200	January–2017	22,598,339	(731,155)

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	235,900	June–2017	41,559,329	0

Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	663,000	September–2016	62,463,285	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	138,400	May–2017	66,534,693	0

Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	66,700	April–2017	9,709,852	(182,911)

Total Swap Agreements– Commodity Risk							$ 230,827

Index Information:

Barclays Diversified Energy-Metals—	a basket of indices that provide exposure to various components of the energy and metals markets. The underlying
Total Return Index	commodities comprising the indices are: Gold, Silver, Copper, Brent Crude Oil, WTI Crude Oil, Gasoil and Unleaded Gasoline.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $39,176,373, which represented 5.75% of the Fund’s Net Assets.

(e)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of July 31, 2016 represented 3.37% of the Fund’s Net Assets. See Note 4.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 -- Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Balanced-Risk Commodity Strategy Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Invesco Balanced-Risk Commodity Strategy Fund

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$39,176,373	$—	$39,176,373
Exchange Traded Funds	22,942,400	—	—	22,942,400
U.S. Treasury Securities	—	343,158,111	—	343,158,111
Money Market Funds	226,780,203	—	—	226,780,203
	249,722,603	382,334,484	—	632,057,087
Futures Contracts*	(6,275,851)	—	—	(6,275,851)
Swap Agreements*	—	230,827	—	230,827
Total Investments	$243,446,752	$382,565,311	$—	$626,012,063
*	Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$4,737,702	$(11,013,553)
Swap agreements	8,771,692	(8,540,865)
Total	$13,509,394	$(19,554,418)

    (a)      Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Balanced-Risk Commodity Strategy Fund

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$(5,319,133)	$43,082,404
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	(3,523,238)	1,968,500
Total	$(8,842,371)	$45,050,904

The table below summarizes the average notional value of futures contracts and swap  agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$138,241,839	$396,185,017

NOTE 4 -- Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended July 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 07/31/16	Dividend Income
PowerShares DB Gold Fund	$ 20,009,000	$ 2,446,960	$ (2,703,859)	$ 4,936,894	$ (1,746,595)	$ 22,942,400	$ --

NOTE 5 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $75,496,960 and $97,623,430, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $137,828,396 and $235,667,226, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,165,184
Aggregate unrealized (depreciation) of investment securities	(5,355,662)
Net unrealized appreciation of investment securities	$2,809,522
Cost of investments for tax purposes is $629,247,565.

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	DVM-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–86.35%

Brazil–19.37%

Arcos Dorados Holdings, Inc. -Class A (a)	5,688,509	$31,173,029
Banco Bradesco S.A. -ADR	3,742,514	32,559,872
BM&FBOVESPA S.A.	14,869,420	87,542,707
BR Malls Participacoes S.A. (a)	12,605,580	54,659,816
CETIP S.A. - Mercados Organizados	4,354,486	58,109,054
Cielo S.A.	4,533,547	51,382,530
Duratex S.A.	10,989,242	33,586,242
Fleury S.A.	7,784,056	74,947,796
TOTVS S.A.	1,718,200	17,433,702
Wilson Sons Ltd. -BDR	962,600	10,497,313
		451,892,061

China–13.93%

Baidu, Inc. -ADR(a)	140,318	22,394,753
China Mobile Ltd.	5,075,500	63,038,219
Fuyao Glass Industry Group Co., Ltd. -Class A	4,959,490	12,280,998
Industrial & Commercial Bank of China Ltd. -Class H	58,050,000	32,846,914
Kweichow Moutai Co., Ltd. -Class A	1,034,561	48,768,474
Lee & Man Paper Manufacturing Ltd.	80,495,000	62,043,733
NetEase, Inc. -ADR	241,880	49,408,828
Stella International Holdings Ltd.	11,189,000	19,152,134
Want Want China Holdings Ltd.	24,448,000	15,027,278
		324,961,331

Egypt–0.39%

Egyptian Financial Group-Hermes Holding Co. (a)	6,185,376	9,006,883

France–0.84%

Bollore S.A.	5,436,306	19,677,244

Hong Kong–4.32%

Galaxy Entertainment Group Ltd.	6,518,000	21,750,027
WH Group Ltd. -REGS (b)	99,909,000	78,896,486
		100,646,513

Hungary–2.81%

Richter Gedeon Nyrt	3,104,462	65,611,978

Indonesia–6.60%

PT Bank Central Asia Tbk	29,848,700	32,933,230
PT Bank Mandiri Persero Tbk	30,063,300	23,157,362
PT Perusahaan Gas Negara Persero Tbk	67,048,000	16,857,278
PT Telekomunikasi Indonesia Persero Tbk	248,402,100	81,088,956
		154,036,826

Israel–2.41%

Israel Chemicals Ltd.	3,907,788	15,811,571

	Shares	Value

Israel–(continued)

Teva Pharmaceutical Industries Ltd. -ADR	755,127	$40,399,295
		56,210,866

Malaysia–2.31%

Public Bank Berhad	11,209,800	53,760,723

Mexico–5.26%

Fomento Economico Mexicano, S.A.B. de C.V. -ADR	602,029	53,881,595
Grupo Televisa S.A.B. -ADR	1,762,846	46,838,818
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	9,717,670	21,960,251
		122,680,664

Nigeria–1.00%

Zenith Bank PLC	440,176,509	23,278,764

Peru–1.51%

Credicorp Ltd.	218,960	35,105,857

Philippines–3.51%

Energy Development Corp.	246,329,900	30,666,833
Philippine Long Distance Telephone Co.	193,660	8,638,729
SM Prime Holdings Inc.	68,510,100	42,478,946
		81,784,508

Russia–8.10%

Gazprom PAO -ADR	3,731,713	15,272,655
Mobile TeleSystems PJSC -ADR	1,836,494	16,326,432
Sberbank PAO	25,812,144	54,433,681
Sberbank PAO -Preference Shares	35,854,175	53,685,496
Yandex N.V. -Class A (a)	2,272,126	49,191,528
		188,909,792

South Korea–0.84%

Samsung Electronics Co., Ltd.	14,170	19,466,927

Taiwan–3.65%

Taiwan Semiconductor Manufacturing Co. Ltd.	15,781,000	85,193,250

Thailand–4.15%

Kasikornbank PCL	16,868,700	96,896,813

Turkey–5.35%

Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	21,557,976
EIS Eczacibasi Ilaç, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	11,740,109	13,008,910
Haci Omer Sabanci Holding A.S.	23,428,223	69,874,129
Tupras-Turkiye Petrol Rafinerileri A.S.	950,357	20,390,728
		124,831,743
Total Common Stocks & Other Equity Interests (Cost $1,776,186,106)		2,013,952,743

See accompanying notes which are an integral part of this schedule.

                                 Invesco Developing Markets Fund

	Shares	Value

Money Market Funds–13.35%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	155,730,996	$155,730,996
Premier Portfolio –Institutional Class, 0.36% (c)	155,730,995	155,730,995
Total Money Market Funds (Cost $311,461,991)		311,461,991
TOTAL INVESTMENTS–99.70% (Cost $2,087,648,097)		2,325,414,734
OTHER ASSETS LESS LIABILITIES–0.30%		7,075,681
NET ASSETS–100.00%		$2,332,490,415

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2016 represented 3.38% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco Developing Markets Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

                                 Invesco Developing Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $161,380,677 and from Level 2 to Level 1 of $396,162,005, due to foreign fair value adjustments.

                                 Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Brazil	$451,892,061	$—	$—	$451,892,061
China	198,127,360	126,833,971	—	324,961,331
Egypt	9,006,883	—	—	9,006,883
France	19,677,244	—	—	19,677,244
Hong Kong	—	100,646,513	—	100,646,513
Hungary	65,611,978	—	—	65,611,978
Indonesia	23,157,362	130,879,464	—	154,036,826
Israel	40,399,295	15,811,571	—	56,210,866
Malaysia	53,760,723	—	—	53,760,723
Mexico	122,680,664	—	—	122,680,664
Nigeria	23,278,764	—	—	23,278,764
Peru	35,105,857	—	—	35,105,857
Philippines	30,666,833	51,117,675	—	81,784,508
Russia	65,517,960	123,391,832	—	188,909,792
South Korea	19,466,927	—	—	19,466,927
Taiwan	85,193,250	—	—	85,193,250
Thailand	—	96,896,813	—	96,896,813
Turkey	91,432,105	33,399,638	—	124,831,743
United States	311,461,991	—	—	311,461,991
Total Investments	$1,646,437,257	$678,977,477	$—	$2,325,414,734

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended July 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 07/31/16	Dividend Income
Fleury S.A. (a)	$ 37,001,448	$ —	$ (8,684,841)	$ 47,056,561	$ (425,372)	$ 74,947,796	$330,696
(a)	As of July 31, 2016, this security is no longer considered as an affiliate of the Fund.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $20,362,956 and $641,880,675, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$479,568,321
Aggregate unrealized (depreciation) of investment securities	(246,105,463)
Net unrealized appreciation of investment securities	$233,462,858
Cost of investments for tax purposes is $2,091,951,876.

                                 Invesco Developing Markets Fund

Invesco Emerging Markets Flexible Bond Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	EMFB-QTR-1	07/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–49.78%

Argentina–4.42%

Argentine Republic Government International Bond, Sr. Unsec. Notes, 7.50%, 04/22/2026(a)	$977,000	$1,063,464
Banco Hipotecario S.A., REGS, Sr. Unsec. Euro Notes, 9.75%, 11/30/2020(a)	861,000	951,405
Provincia de Buenos Aires, Sr. Unsec. Notes, 5.75%, 06/15/2019(a)	520,000	533,650
YPF S.A., REGS, Sr. Unsec. Euro Notes, 8.50%, 07/28/2025(a)	500,000	528,750
		3,077,269

Azerbaijan–1.42%

Southern Gas Corridor CJSC, Sr. Unsec. Government Gtd. Notes, 6.88%, 03/24/2026(a)	700,000	769,720
State Oil Co. of the Azerbaijan Republic, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/2023(a)	230,000	217,387
		987,107

Bahamas–0.91%

Bahamas Government International Bond, REGS, Sr. Unsec. Euro Notes, 5.75%, 01/16/2024(a)	600,000	630,000

Brazil–4.11%

Cosan Luxembourg S.A., Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(a)	495,000	502,425
Marfrig Holding Europe B.V., Sr. Unsec. Gtd. Notes, 8.00%, 06/08/2023(a)	400,000	412,000
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(a)	200,000	60,000
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	1,800,000	1,887,750
		2,862,175

China–3.06%

Proven Honour Capital Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 4.13%, 05/19/2025(a)	1,000,000	1,060,600
Tencent Holdings Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(a)	1,000,000	1,072,140
		2,132,740

Colombia–0.64%

Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(a)	500,000	446,250

	Principal Amount	Value

Costa Rica–1.49%

Banco Nacional de Costa Rica, REGS, Sr. Unsec. Euro Notes, 6.25%, 11/01/2023(a)	$1,000,000	$1,038,750

Croatia–2.78%

Hrvatska elektroprivreda d.d., REGS, Sr. Unsec. Euro Notes, 5.88%, 10/23/2022(a)	1,800,000	1,933,085

Dominican Repubic–0.54%

Dominican Republic International Bond, Sr. Unsec. Notes, 6.88%, 01/29/2026(a)	333,000	374,625

Georgia–0.68%

BGEO Group JSC, Sr. Unsec. Bonds, 6.00%, 07/26/2023(a)	475,000	476,206

Guatemala–1.74%

Guatemala Government Bond, REGS, Sr. Unsec. Euro Notes, 4.88%, 02/13/2028(a)	1,100,000	1,210,000

Honduras–1.63%

Honduras Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(a)	1,000,000	1,132,500

India–2.19%

Adani Transmission Ltd., Sr. Sec. Notes, 4.00%, 08/03/2026(a)	470,000	468,955
Reliance Industries Ltd., REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(a)	1,000,000	1,057,250
		1,526,205

Indonesia–3.34%

Golden Legacy Pte. Ltd., Sr. Unsec. Gtd. Notes, 8.25%, 06/07/2021(a)	1,000,000	1,062,750
Star Energy Geothermal Wayang Windu Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/2020(a)	1,200,000	1,258,500
		2,321,250

Ivory Coast–0.58%

Ivory Coast Government International Bond, REGS, Sr. Unsec. Euro Notes, 6.38%, 03/03/2028(a)	400,000	402,216

Jamaica–1.14%

Digicel Group Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/2022(a)	300,000	248,910
Jamaica Government International Bond, Sr. Unsec. Global Notes, 6.75%, 04/28/2028	500,000	547,500
		796,410

See accompanying notes which are an integral part of this schedule.

                                 Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value

Kazakhstan–2.65%

KazMunayGas National Co. JSC, REGS, Sr. Unsec. Medium-Term Euro Notes, 6.38%, 04/09/2021(a)	$1,100,000	$1,193,500

Tengizchevroil Finance Co. International Ltd., Sr. Unsec. Gtd. Bonds, 4.00%, 08/15/2026(a)	652,000	650,926
		1,844,426

Mexico–2.36%

Petróleos Mexicanos, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	800,000	832,981

Trust F/1401, Sr. Unsec. Notes, 5.25%, 01/30/2026(a)	770,000	811,790
		1,644,771

Netherlands–1.94%

GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(a)	857,000	906,278

Zhaikmunai LLP, REGS, Sr. Unsec. Gtd. Euro Notes, 6.38%, 02/14/2019(a)	500,000	443,460
		1,349,738

Panama–2.10%

Panama Government International Bond, Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	1,357,000	1,462,168

Paraguay–0.62%

Paraguay Government International Bond, Sr. Unsec. Bonds, 5.00%, 04/15/2026(a)	400,000	429,000

Peru–1.57%

Banco Internacional del Perú S.A.A. Interbank, REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(a)	1,000,000	1,092,500

Russia–3.92%

Gazprom OAO Via Gaz Capital S.A. REGS, Sr. Unsec. Euro Loan Participation Notes, 6.00%, 01/23/2021(a)	1,000,000	1,072,500

Sr. Unsec. Medium-Term Euro Notes, 8.63%, 04/28/2034(a)	630,000	789,632

Russian Foreign Bond, REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(a)	800,000	868,146
		2,730,278

Sri Lanka–1.41%

Sri Lanka Government International Bond, Sr. Unsec. Bonds, 6.83%, 07/18/2026(a)	938,000	978,854

Trinidad–1.11%

Trinidad & Tobago Government International Bond, Sr. Unsec. Notes, 4.50%, 08/04/2026(a)	754,000	770,083

	Principal Amount		Value

Ukraine–0.27%

MHP S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(a)		$200,000	$190,000
United Arab Emirates–1.16%

DP World Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(a)		700,000	808,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $32,780,864)			34,647,106

Non-U.S. Dollar Denominated Bonds & Notes–26.21%(b)

Brazil–1.20%

Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2027	BRL	3,000,000	838,873

Hungary–10.38%

Hungary Government Bond Series 20/B, Unsec. Bonds, 3.50%, 06/24/2020	HUF	1,130,000,000	4,337,796
Series 24/B, Unsec. Bonds, 3.00%, 06/26/2024	HUF	130,000,000	477,054
Series 25/B, Unsec. Bonds, 5.50%, 06/24/2025	HUF	551,500,000	2,409,283
			7,224,133

Indonesia–5.57%

Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	42,700,000,000	3,876,904

Mexico–7.56%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 5.00%, 12/11/2019	MXN	100,000,000	5,259,824

South Africa–1.06%

South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	11,000,000	737,208

Supranational–0.44%

International Bank for Reconstruction & Development, Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 7.68%, 08/10/2016	ZAR	4,250,000	306,307
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $17,709,299)			18,243,249

See accompanying notes which are an integral part of this schedule.

                                 Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value

Credit-Linked Securities–5.26%(b)

Standard Chartered Bank REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 7.80%, 05/03/2020), 7.80%, 05/05/2020(a)	INR	33,600,000	$514,918
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020), 8.12%, 12/14/2020(a)	INR	40,000,000	621,861
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027), 8.28%, 09/23/2027(a)	INR	58,000,000	926,438
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024), 8.40%, 07/30/2024(a)	INR	100,000,000	1,599,597
Total Credit-Linked Securities (Cost $3,780,945)			3,662,814

	Shares	Value

Money Market Funds–11.94%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	4,155,270	$4,155,270
Premier Portfolio –Institutional Class, 0.36% (c)	4,155,270	4,155,270
Total Money Market Funds (Cost $8,310,540)		8,310,540
TOTAL INVESTMENTS–93.19% (Cost $62,581,648)		64,863,709
OTHER ASSETS LESS LIABILITIES–6.81%		4,738,985
NET ASSETS–100.00%		$69,602,694

Investment Abbreviations:

BRL	— Brazilian Real	INR	— Indian Rupee	Sr.	— Senior
Gtd.	— Guaranteed	MXN	— Mexican Peso	Sub.	— Subordinated
HUF	— Hungary Forint	REGS	— Regulation S	Unsec.	— Unsecured
IDR	— Indonesian Rupiah	Sec.	— Secured	ZAR	— South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $33,579,521, which represented 48.24% of the Fund’s Net Assets.

(b)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Emerging Markets Flexible Bond Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”), formerly Invesco Emerging Market Local Currency Debt Fund, will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco Emerging Markets Flexible Bond Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

                                 Invesco Emerging Markets Flexible Bond Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Call Options Written – The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Written call options are recorded as a liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations as Net

                                 Invesco Emerging Markets Flexible Bond Fund

I.	Put Options Purchased and Written – (continued)

realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and

                                 Invesco Emerging Markets Flexible Bond Fund

J.	Swap Agreements – (continued)

financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Emerging Markets Flexible Bond Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$8,310,540	$—	$—	$8,310,540
Corporate Debt Securities	—	24,244,900		24,244,900
Credit-Linked Securities	—	3,662,814	—	3,662,814
Foreign Debt Securities	—	306,307	—	306,307
Foreign Sovereign Debt Securities	—	28,339,148	—	28,339,148
	8,310,540	56,553,169	—	64,863,709
Forward Foreign Currency Contracts*	—	(177,874)	—	(177,874)
Futures Contracts*	(68,051)	—	—	(68,051)
Options Written*	—	(10,847)	—	(10,847)
Swap Agreements*	—	(241,476)	—	(241,476)
Total Investments	$8,242,489	$56,122,972	$—	$64,365,461

* Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

                                  Invesco Emerging Markets Flexible Bond Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity Risk:
Futures contracts(a)	$30,653	$ —
Credit risk:
Swap agreements	—	(219,809)
Currency risk:
Forward foreign currency contracts	337,957	(515,831)
Options written	—	(10,847)
Equity risk:
Futures contracts(a)	—	(98,704)
Swap agreements	20,388	(42,055)
Total	$388,998	$(887,246)

  (a)      Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$ —	$ 122,016	$ —	$ —	$ —
Credit Risk	—	—	—	—	(156,070)
Currency Risk	(2,289,356)	—	(3,181)	762	—
Equity Risk	—	26,401	—	—	2,200
Interest Rate Risk	—	(122,758)	—	—	(82,170)
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	—	30,653	—	—	—
Credit Risk	—	—	—	—	(219,809)
Currency Risk	(240,389)	—	—	10,289	—
Equity Risk	—	(98,704)	—	—	(21,667)
Interest Rate Risk	—	—	—	—	—
Total	$(2,529,745)	$(42,392)	$(3,181)	$11,051	$(477,516)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the nine month average notional value of forward foreign currency contracts, five month average notional value of swap agreements, four month average notional value of futures contracts and options written and two month average notional value of options purchased.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$59,695,636	$4,703,382	$670,000	$1,492,500	$7,100,000

                                 Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
08/02/2016	Goldman Sachs International	BRL	2,700,000	USD	833,230	$831,487	$1,743
08/02/2016	Goldman Sachs International	USD	825,941	BRL	2,700,000	831,487	5,546
08/10/2016	JPMorgan Chase Bank, N.A.	ZAR	4,250,000	USD	294,523	305,493	(10,970)
09/02/2016	Deutsche Bank Securities Inc.	CNY	10,200,000	USD	1,537,302	1,535,277	2,025
09/02/2016	Goldman Sachs International	BRL	2,700,000	USD	817,340	822,524	(5,184)
09/02/2016	Goldman Sachs International	USD	1,551,516	CNY	10,200,000	1,535,278	(16,238)
10/28/2016	JPMorgan Chase Bank, N.A.	USD	1,042,171	JPY	110,000,000	1,081,747	39,576
11/21/2016	Goldman Sachs International	CNY	15,000,000	USD	2,270,264	2,244,846	25,418
11/30/2016	Deutsche Bank Securities Inc.	HUF	2,607,000,000	USD	9,186,720	9,379,539	(192,819)
11/30/2016	Deutsche Bank Securities Inc.	KRW	1,580,000,000	USD	1,388,559	1,419,403	(30,844)
11/30/2016	Deutsche Bank Securities Inc.	RUB	342,000,000	USD	5,132,256	5,026,044	106,212
11/30/2016	Deutsche Bank Securities Inc.	TWD	57,000,000	USD	1,785,323	1,792,318	(6,995)
11/30/2016	Deutsche Bank Securities Inc.	USD	1,419,332	KRW	1,580,000,000	1,419,403	71
11/30/2016	Deutsche Bank Securities Inc.	USD	4,021,993	RUB	267,000,000	3,923,842	(98,151)
11/30/2016	Deutsche Bank Securities Inc.	USD	1,789,077	TWD	57,000,000	1,792,318	3,241
11/30/2016	Goldman Sachs International	IDR	31,400,000,000	USD	2,357,357	2,355,402	1,955
11/30/2016	Goldman Sachs International	INR	75,000,000	USD	1,096,011	1,102,268	(6,257)
11/30/2016	Goldman Sachs International	MXN	99,599,832	USD	5,272,232	5,239,703	32,529
11/30/2016	Goldman Sachs International	MYR	5,500,000	USD	1,348,866	1,359,193	(10,327)
11/30/2016	Goldman Sachs International	PLN	5,800,000	USD	1,463,438	1,484,898	(21,460)
11/30/2016	Goldman Sachs International	RUB	267,000,000	USD	4,005,088	3,923,842	81,246
11/30/2016	Goldman Sachs International	USD	2,111,063	HUF	590,000,000	2,122,719	11,656
11/30/2016	Goldman Sachs International	USD	379,543	JPY	40,000,000	393,958	14,415
11/30/2016	Goldman Sachs International	USD	1,481,179	PLN	5,800,000	1,484,898	3,719
11/30/2016	Goldman Sachs International	USD	4,000,833	RUB	267,000,000	3,923,842	(76,991)
01/23/2017	Morgan Stanley Capital Services LLC	CNY	16,931,250	USD	2,500,000	2,523,428	(23,428)
03/03/2017	Goldman Sachs International	CNY	9,500,000	USD	1,396,809	1,412,976	(16,167)
04/28/2017	Deutsche Bank Securities Inc.	CNY	4,662,350	USD	700,000	691,395	8,605
Total Forward Foreign Currency Contracts—Currency Risk							$(177,874)

Currency Abbreviations:
BRL	—	Brazilian Real	INR	—	Indian Rupee	MYR	—	Malaysian Ringgit	TWD	—	Taiwan Dollar
CNY	—	Chinese Yuan	JPY	—	Japanese Yen	PLN	—	Poland Zloty	USD	—	U.S. Dollar
HUF	—	Hungarian Forint	KRW	—	South Korean Won	RUB	—	Russian Ruble	ZAR	—	South African Rand
IDR	—	Indonesian Rupiah	MXN	—	Mexican Peso

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Short	29	October-2016	$(1,262,370)	$30,653
Subtotal—Commodity Risk					30,653
E-Mini S&P 500 Index	Short	18	September-2016	(1,951,380)	(98,704)
Subtotal—Equity Risk					(98,704)
Total Futures Contracts					$(68,051)
(a)	Futures contracts collateralized by $203,200 cash held with Bank of America Merrill Lynch, the futures commission merchant.

                                 Invesco Emerging Markets Flexible Bond Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNY	Call	Deutsche Bank Securities Inc.	04/26/2017	CNY 7.250	$ (8,771)	USD	700,000	$(4,269)	$ 4,502
USD versus CNY	Call	Morgan Stanley Capital Services LLC	01/19/2017	CNY 7.200	(12,365)	USD	2,500,000	(6,578)	5,787
Total Foreign Currency Options Written—Currency Risk					$ (21,136)			$(10,847)	$ 10,289

Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Premiums Received
Beginning of period	USD	—	$—	EUR	—	$—
Written	USD	3,200,000	21,136	EUR	670,000	881
Closed	USD	—	—	EUR	(670,000)	(881)
End of period	USD	3,200,000	$21,136	EUR	—	$—

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk

Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Federative Republic of Brazil	Buy	(1.00)%	06/20/2021	2.87%	$(8,500,000)	$940,685	$ (219,809)
(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Floating Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Pay	iBoxx USD Liquid High Yield Index	3 Month USD LIBOR	35,000	September-2016	$ (3,500,000)	$(42,055)
Morgan Stanley Capital Services LLC	Pay	iBoxx USD Liquid High Yield Index	3 Month USD LIBOR	35,000	September-2016	(3,500,000)	20,388
Total Swap Agreements—Equity Risk							$(21,667)

Abbreviations:
CNY	—	Chinese Yuan	EUR	—	Euro	LIBOR	—	London Interbank Offer Rate	USD	—	U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $104,757,107 and $94,666,426, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,466,492
Aggregate unrealized (depreciation) of investment securities	(456,752)
Net unrealized appreciation of investment securities	$2,009,740
Cost of investments for tax purposes is $62,853,969.

                                 Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund Quarterly Schedule of Portfolio Holdings July 31, 2016

invesco.com/us	EME-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.38%

Argentina–1.72%

Banco Macro S.A. -ADR	3,534	$265,509

Grupo Financiero Galicia S.A. -ADR	7,820	232,098

		497,607

Brazil–8.57%

BB Seguridade Participacoes S.A.	67,400	626,503

Cia Energetica de Minas Gerais	79,100	221,748

Grendene S.A.	94,800	502,579

MAHLE Metal Leve S.A.	55,100	453,715

Multiplus S.A.	28,200	371,970

Raia Drogasil S.A.	14,600	298,439

		2,474,954

China–20.46%

Baidu, Inc. -ADR(a)	5,518	880,673

Bank of China Ltd. -Class H	1,514,000	624,819

Industrial & Commercial Bank of China Ltd. -Class H	1,148,000	649,582

Ping An Insurance (Group) Co. of China Ltd. -Class H	151,000	704,552

Shenzhou International Group Holdings Ltd.	94,000	495,540

TAL Education Group -ADR (a)	7,847	472,468

Tencent Holdings Ltd.	63,600	1,528,846

Zhuzhou CRRC Times Electric Co., Ltd. -Class H	99,500	550,624

		5,907,104

Hong Kong–4.85%

AIA Group Ltd.	103,400	642,590

Man Wah Holdings Ltd.	473,200	345,214

Techtronic Industries Co. Ltd.	97,500	412,827

		1,400,631

India–13.41%

Asian Paints Ltd.	9,345	155,126

Axis Bank Ltd.	38,753	316,550

Britannia Industries Ltd.	9,677	423,769

Eicher Motors Ltd.	1,575	528,770

Emami Ltd.	18,144	308,823

HDFC Bank Ltd.	27,940	520,273

LIC Housing Finance Ltd.	59,627	463,409

Maruti Suzuki India Ltd.	8,490	602,911

Tata Consultancy Services Ltd.	14,128	552,981

		3,872,612

Indonesia–4.47%

PT Bank Negara Indonesia (Persero) Tbk	1,511,100	617,500

	Shares	Value

Indonesia–(continued)

PT Bank Rakyat Indonesia (Persero) Tbk	764,300	$671,793

		1,289,293

Malaysia–1.10%

My E.G. Services Bhd	646,200	317,317

Mexico–5.78%

Banregio Grupo Financiero, S.A.B. de C.V.	59,700	341,354

Fomento Economico Mexicano, S.A.B. de C.V. -ADR	6,797	608,331

Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	183,800	295,003

Wal-Mart de México, S.A.B. de C.V.	185,800	424,037

		1,668,725

Peru–1.07%

Credicorp Ltd.	1,928	309,116

Russia–2.34%

Sberbank of Russia PJSC - ADR	77,614	675,320

South Africa–3.15%

Clicks Group Ltd.	32,342	289,585

Mr. Price Group Ltd.	37,521	618,868

		908,453

South Korea–15.50%

AMOREPACIFIC Corp.	1,135	392,618

AMOREPACIFIC Group, Inc.	3,017	389,164

Hanssem Co., Ltd.	3,801	583,600

KEPCO Plant Service & Engineering Co., Ltd.	10,425	638,395

LOEN Entertainment, Inc. (a)	3,968	287,270

Medy-Tox Inc.	1,006	390,433

Ottogi Corp.	676	471,288

Samsung Electronics Co., Ltd.	962	1,321,608

		4,474,376

Taiwan–10.60%

Eclat Textile Co., Ltd.	47,000	523,733

King Slide Works Co., Ltd.	48,000	581,034

President Chain Store Corp.	53,000	431,645

Taiwan Semiconductor Manufacturing Co. Ltd.	282,000	1,522,369

		3,058,781

Thailand–5.36%

Delta Electronics (Thailand) PCL	265,500	543,745

Kasikornbank PCL	94,700	543,974

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

	Shares	Value

Thailand–(continued)

Thanachart Capital PCL	392,500	$459,740

		1,547,459

Total Common Stocks & Other Equity Interests (Cost $26,806,582)		28,401,748

Money Market Funds–0.59%

Liquid Assets Portfolio –Institutional Class, 0.40% (b)	85,412	85,412

Premier Portfolio –Institutional Class, 0.36% (b)	85,413	85,413

Total Money Market Funds (Cost $170,825)		170,825

TOTAL INVESTMENTS–98.97% (Cost $26,977,407)		28,572,573

OTHER ASSETS LESS LIABILITIES–1.03%		296,972

NET ASSETS–100.00%		$28,869,545

Investment Abbreviations:

ADR            —American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

Invesco Emerging Markets Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $543,974 and from Level 2 to Level 1 of $11,144,493, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total

Argentina	$497,607	$—	$—	$497,607

Brazil	2,474,954	—	—	2,474,954

China	4,731,662	1,175,442	—	5,907,104

Hong Kong	758,041	642,590	—	1,400,631

India	1,335,503	2,537,109	—	3,872,612

Indonesia	671,793	617,500	—	1,289,293

Malaysia	—	317,317	—	317,317

Mexico	1,668,725	—	—	1,668,725

Peru	309,116	—	—	309,116

Russia	675,320	—	—	675,320

South Africa	908,453	—	—	908,453

South Korea	3,404,054	1,070,322	—	4,474,376

Taiwan	1,522,369	1,536,412	—	3,058,781

Thailand	1,003,485	543,974	—	1,547,459

United States	170,825	—	—	170,825

Total Investments	$20,131,907	$8,440,666	$—	$28,572,573

Invesco Emerging Markets Equity Fund

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $11,071,348 and $9,762,686 respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,497,858

Aggregate unrealized (depreciation) of investment securities	(1,932,291)

Net unrealized appreciation of investment securities	$1,565,567

Cost of investments for tax purposes is $27,007,006.

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	END-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–88.61%

Agricultural & Farm Machinery–2.79%

Deere & Co.	98,359	$7,643,478

Air Freight & Logistics–3.37%

Echo Global Logistics, Inc. (b)	373,296	9,242,809

Airlines–3.05%

Ryanair Holdings PLC -ADR (Ireland)	118,205	8,365,368

Apparel Retail–2.64%

Ross Stores, Inc.	117,258	7,250,062

Asset Management & Custody Banks–7.60%

Affiliated Managers Group, Inc. (b)	59,494	8,732,529
Oaktree Capital Group LLC	260,639	12,098,863
		20,831,392

Automotive Retail–3.29%

CarMax, Inc. (b)	154,626	9,008,511

Communications Equipment–2.95%

Plantronics, Inc.	167,686	8,089,173

Construction & Engineering–8.45%

Orion Group Holdings, Inc. (b)(c)	2,790,805	15,768,048
Quanta Services, Inc. (b)	289,082	7,400,499
		23,168,547

Consumer Finance–6.08%

Encore Capital Group, Inc. (b)	682,722	16,665,244

Data Processing & Outsourced Services–2.72%

Alliance Data Systems Corp. (b)	32,253	7,470,440

Diversified Banks–2.94%

Bank of America Corp.	555,902	8,055,020

Education Services–3.39%

Capella Education Co.	155,092	9,285,358

Health Care Equipment–3.14%

Zimmer Biomet Holdings, Inc.	65,612	8,604,358

Industrial Conglomerates–1.79%

DCC PLC (United Kingdom)	55,003	4,909,194

Integrated Oil & Gas–2.97%

Cenovus Energy Inc. (Canada)	569,874	8,156,956

IT Consulting & Other Services–3.58%

Cognizant Technology Solutions Corp. -Class A (b)	170,830	9,821,017

Life & Health Insurance–3.09%

Unum Group	253,324	8,463,555

	Shares	Value

Managed Health Care–2.90%

UnitedHealth Group Inc.	55,522	$7,950,750

Multi-Line Insurance–1.64%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	226,500	4,496,708

Oil & Gas Equipment & Services–0.77%

Newalta Corp. (Canada)	1,135,958	2,105,317

Oil & Gas Exploration & Production–2.93%

Devon Energy Corp.	210,223	8,047,336

Real Estate Operating Companies–5.79%

Brookfield Property Partners L.P.	647,836	15,871,982

Research & Consulting Services–1.77%

FTI Consulting, Inc. (b)	113,020	4,841,777

Technology Distributors–2.70%

CDW Corp.	172,323	7,397,826

Trading Companies & Distributors–6.27%

Grafton Group PLC (United Kingdom)(d)	900,893	6,657,916
Titan Machinery, Inc. (b)	938,725	10,523,107
		17,181,023
Total Common Stocks & Other Equity Interests (Cost $226,142,093)		242,923,201

Money Market Funds–11.30%

Liquid Assets Portfolio –Institutional Class, 0.40% (e)	15,495,255	15,495,255
Premier Portfolio –Institutional Class, 0.36% (e)	15,495,254	15,495,254
Total Money Market Funds (Cost $30,990,509)		30,990,509
TOTAL INVESTMENTS–99.91% (Cost $257,132,602)		273,913,710
OTHER ASSETS LESS LIABILITIES–0.09%		247,297
NET ASSETS–100.00%		$274,161,007

See accompanying notes which are an integral part of this schedule.

                                  Invesco Endeavor Fund

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of July 31, 2016 represented 5.75% of the Fund’s Net Assets. See Note 3.

(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Endeavor Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Endeavor Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of July 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 2 to Level 1 of $11,567,110, due to foreign fair value adjustments.

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended July 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 07/31/16	Dividend Income
Orion Group Holdings, Inc.	$10,999,464	$604,141	$(1,051,145)	$5,312,440	$(96,852)	$15,768,048	$ —
Titan Machinery, Inc. (a)	12,224,154	2,004,363	(3,032,166)	669,798	(1,343,042)	10,523,107	—
Total	$23,223,618	$2,608,504	$(4,083,311)	$5,982,238	$(1,439,894)	$26,291,155	$ —

(a) As of July 31, 2016, this security is no longer considered as an affiliate of the fund.

                                 Invesco Endeavor Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $56,884,009 and $147,221,151, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,461,891
Aggregate unrealized (depreciation) of investment securities	(39,923,893)
Net unrealized appreciation of investment securities	$16,537,998
Cost of investments for tax purposes is $257,375,712.

Invesco Endeavor Fund

Invesco Global Health Care Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	GHC-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.10%

Biotechnology–37.12%

AbbVie Inc.	863,687	$57,201,990
ACADIA Pharmaceuticals Inc. (b)	225,371	8,347,742
Alder Biopharmaceuticals, Inc. (b)	311,318	9,993,308
Alexion Pharmaceuticals, Inc. (b)	147,641	18,986,633
Amgen Inc.	289,502	49,803,029
Atara Biotherapeutics Inc. (b)	73,921	1,774,104
BioCryst Pharmaceuticals, Inc. (b)	200,839	727,037
Biogen Inc. (b)	259,318	75,184,068
BioMarin Pharmaceutical Inc. (b)	394,229	39,194,247
bluebird bio, Inc. (b)	149,755	8,562,991
Celgene Corp. (b)	740,917	83,123,478
DBV Technologies S.A. -ADR (France) (b)	457,804	15,840,019
Evolutionary Genomics, Inc. (b)	9,944	29,583
Gilead Sciences, Inc.	275,056	21,858,700
Heron Therapeutics, Inc. (b)	211,794	3,520,016
Incyte Corp. (b)	419,154	37,811,882
Intellia Therapeutics, Inc. (b)	55,092	1,042,341
Medivation Inc. (b)	254,618	16,293,006
Neurocrine Biosciences, Inc. (b)	179,752	9,028,943
Prothena Corp. PLC (Ireland)(b)	174,016	9,579,581
REGENXBIO Inc. (b)	201,684	1,647,758
Sarepta Therapeutics, Inc. (b)	236,989	5,991,082
Shire PLC -ADR	369,410	71,709,869
Spark Therapeutics, Inc. (b)	162,444	9,412,005
Ultragenyx Pharmaceutical Inc. (b)	64,470	4,079,662
United Therapeutics Corp. (b)	71,093	8,602,964
Vertex Pharmaceuticals Inc. (b)	291,962	28,320,314
		597,666,352

Drug Retail–0.53%

Raia Drogasil S.A. (Brazil)	419,678	8,578,645

Health Care Distributors–1.76%

Cardinal Health, Inc.	145,630	12,174,668
McKesson Corp.	82,873	16,123,771
		28,298,439

Health Care Equipment–3.92%

Olympus Corp. (Japan)	644,600	22,184,459
ResMed Inc.	231,803	15,966,591
Wright Medical Group N.V. (b)	1,140,738	25,016,384
		63,167,434

Health Care Facilities–3.31%

Brookdale Senior Living Inc. (b)	472,738	8,731,471
HCA Holdings, Inc. (b)	295,343	22,779,805

	Shares	Value

Health Care Facilities–(continued)

Universal Health Services, Inc. -Class B	167,720	$21,724,772
		53,236,048

Health Care Services–1.35%

Air Methods Corp. (b)	197,101	6,561,493
Express Scripts Holding Co. (b)	200,503	15,252,263
		21,813,756

Life Sciences Tools & Services–4.86%

Agilent Technologies, Inc.	292,823	14,087,714
Thermo Fisher Scientific, Inc.	403,752	64,131,968
		78,219,682

Managed Health Care–4.75%

Aetna Inc.	276,897	31,901,303
Qualicorp S.A. (Brazil)	674,900	4,475,050
UnitedHealth Group Inc.	280,733	40,200,966
		76,577,319

Pharmaceuticals–39.50%

Agile Therapeutics, Inc. (b)	453,601	3,175,207
Allergan PLC (b)	215,313	54,463,423
Bayer AG (Germany)	219,881	23,650,296
Bristol-Myers Squibb Co.	755,180	56,495,016
Cempra, Inc. (b)	281,479	5,058,178
Dermira, Inc. (b)	358,756	12,039,851
Eli Lilly and Co.	642,238	53,235,108
Endo International PLC (b)	858,702	14,907,067
GlaxoSmithKline PLC -ADR (United Kingdom)	483,354	21,784,765
Hikma Pharmaceuticals PLC (Jordan)	351,148	12,239,055
Jazz Pharmaceuticals PLC (b)	172,512	26,044,137
Johnson & Johnson	212,094	26,560,532
Lipocine Inc. (b)	722,936	2,667,634
Medicines Co. (The) (b)	124,830	4,882,101
Merck & Co., Inc.	994,061	58,311,618
Nippon Shinyaku Co., Ltd. (Japan)	307,600	16,961,312
Novartis AG -ADR (Switzerland)	496,245	41,317,359
Pfizer Inc.	912,864	33,675,553
Roche Holding AG (Switzerland)	249,239	63,646,979
Sanofi -ADR (France)	1,134,568	48,366,634
Supernus Pharmaceuticals Inc. (b)	623,827	13,861,436
Teva Pharmaceutical Industries Ltd. -ADR (Israel)	706,009	37,771,481
Zogenix, Inc. (b)	547,363	4,997,424
		636,112,166
Total Common Stocks & Other Equity Interests (Cost $1,111,264,451)		1,563,669,841

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Health Care Fund

	Shares	Value

Preferred Stock–0.00%

Health Care Equipment–0.00%

Intact Medical Corp., Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,001) (c)(d)	2,439,026	$0

Money Market Funds–2.57%

Liquid Assets Portfolio –Institutional Class, 0.40% (e)	20,664,156	20,664,156
Premier Portfolio –Institutional Class, 0.36% (e)	20,664,155	20,664,155
Total Money Market Funds (Cost $41,328,311)		41,328,311
TOTAL INVESTMENTS–99.67% (Cost $1,154,592,763)		1,604,998,152
OTHER ASSETS LESS LIABILITIES–0.33%		5,268,663

NET ASSETS–100.00%		$1,610,266,815

Investment Abbreviations:

ADR	—American Depositary Receipt
Pfd.	—Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2016 represented less than 1% of the Fund’s Net Assets.

(d)	Security is considered venture capital. See Note 1F.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Global Health Care Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Global Health Care Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 2 to Level 1 of $63,646,979, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$ 1,565,822,798	$ 39,145,771	$ 29,583	$ 1,604,998,152

                                 Invesco Global Health Care Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended July 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 07/31/16	Dividend Income
Evolutionary Genomics, Inc. (a)	$29,060	$—	$—	$523	$—	$29,583	$—

(a)	As of July 31, 2016, this security is no longer considered as an affiliate of the fund.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $197,222,732 and $397,081,056, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 512,555,144
Aggregate unrealized (depreciation) of investment securities	(62,154,157)
Net unrealized appreciation of investment securities	$ 450,400,987
Cost of investments for tax purposes is $1,154,597,165.

                                 Invesco Global Health Care Fund

Invesco Global Infrastructure Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	GBLI-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.44%

Australia–5.99%

APA Group	2,844	$21,019
AusNet Services	52,381	70,560
Spark Infrastructure Group	66,938	133,278
Sydney Airport	9,509	54,707
Transurban Group	29,264	279,324
		558,888

Canada–13.58%

Enbridge Inc.	9,606	395,128
Enbridge Income Fund Holdings Inc.	1,056	26,284
Fortis, Inc.	4,145	137,294
Inter Pipeline Ltd.	8,353	174,512
Keyera Corp.	1,276	36,626
TransCanada Corp.	10,345	479,637
Veresen Inc.	2,203	18,643
		1,268,124

China–3.37%

Beijing Capital International Airport Co. Ltd. -Class H	58,000	66,908
Beijing Enterprises Holdings Ltd.	7,500	42,322
Beijing Enterprises Water Group Ltd.	88,000	53,547
China Merchants Holdings International Co. Ltd.	14,000	41,173
China Resources Gas Group Ltd.	25,335	74,470
ENN Energy Holdings Ltd.	4,000	18,996
Jiangsu Expressway Co. Ltd. -Class H	12,000	16,952
		314,368

France–1.57%

Eiffage S.A.	321	24,662
Eutelsat Communications S.A.	499	9,918
Groupe Eurotunnel SE	6,134	63,728
Vinci S.A.	634	48,115
		146,423

Hong Kong–1.18%

Hong Kong & China Gas Co. Ltd.	59,320	109,809

Italy–3.69%

Atlantia S.p.A.	4,546	113,577
Infrastrutture Wireless Italiane S.p.A. -REGS (a)	6,099	30,489
Snam S.p.A.	34,640	200,388
		344,454

Japan–1.74%

Japan Airport Terminal Co., Ltd.	800	35,390
Tokyo Gas Co., Ltd.	30,000	127,024
		162,414

Luxembourg–1.21%

SES S.A.	5,146	112,720

	Shares	Value

Mexico–0.82%

Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. -ADR	1,086	$53,877
Grupo Aeroportuario del Sureste S.A.B. de C.V. -ADR	151	23,210
		77,087

Netherlands–0.40%

Koninklijke Vopak NV	728	37,426

New Zealand–0.59%

Auckland International Airport Ltd.	10,316	54,975

Spain–5.68%

Aena S.A. -REGS (a)	460	66,333
Ferrovial S.A.	12,622	261,237
Red Eléctrica Corp. S.A.	8,866	203,074
		530,644

Switzerland–0.49%

Flughafen Zürich AG	245	45,931

United Kingdom–9.91%

National Grid PLC	48,680	698,227
Severn Trent PLC	2,254	73,044
United Utilities Group PLC	11,421	153,698
		924,969

United States–48.22%

American Tower Corp.	5,703	660,236
American Water Works Co., Inc.	2,230	184,153
Aqua America Inc.	1,657	57,399
Atmos Energy Corp.	2,274	181,443
Cheniere Energy, Inc. (b)	2,315	96,837
Consolidated Edison, Inc.	1,680	134,534
Crown Castle International Corp.	4,394	426,350
Dominion Resources, Inc.	906	70,686
Enbridge Energy Partners, L.P.	2,025	47,304
Eversource Energy	3,182	186,115
ITC Holdings Corp.	1,719	79,504
Kinder Morgan Inc.	20,902	424,938
New Jersey Resources Corp.	685	25,509
NextEra Energy, Inc.	693	88,905
NiSource Inc.	1,830	46,958
OGE Energy Corp.	2,907	93,518
ONE Gas, Inc.	577	37,482
ONEOK, Inc.	1,977	88,550
Pattern Energy Group Inc.	3,879	94,531
PG&E Corp.	7,032	449,626
Sempra Energy	3,420	382,630
Southwest Gas Corp.	524	40,610
Spectra Energy Corp.	7,563	272,041
Targa Resources Corp.	3,213	119,716
Williams Cos., Inc. (The)	8,807	211,104
		4,500,679
Total Common Stocks & Other Equity Interests (Cost $8,285,995)		9,188,911

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds–1.34%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	62,647	$62,647
Premier Portfolio –Institutional Class, 0.36% (c)	62,648	62,648
Total Money Market Funds (Cost $125,295)		125,295
TOTAL INVESTMENTS–99.78% (Cost $8,411,290)		9,314,206
OTHER ASSETS LESS LIABILITIES–0.22%		20,129
NET ASSETS–100.00%		$9,334,335

Investment Abbreviations:

ADR	—American Depositary Receipt

REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $96,822, which represented 1.04% of the Fund’s Net Assets.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Global Infrastructure Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results

                                 Invesco Global Infrastructure Fund

F.	Foreign Currency Translations – (continued)

of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Global Infrastructure Fund

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $75,726 and from Level 2 to Level 1 of $660,085, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$412,602	$146,286	$—	$558,888
Canada	1,268,124	—	—	1,268,124
China	83,860	230,508	—	314,368
France	146,423	—	—	146,423
Hong Kong	—	109,809	—	109,809
Italy	344,454	—	—	344,454
Japan	—	162,414	—	162,414
Luxembourg	112,720	—	—	112,720
Mexico	77,087	—	—	77,087
Netherlands	37,426	—	—	37,426
New Zealand	54,975	—	—	54,975
Spain	530,644	—	—	530,644
Switzerland	45,931	—	—	45,931
United Kingdom	226,742	698,227	—	924,969
United States	4,625,974	—	—	4,625,974
Total Investments	$7,966,962	$1,347,244	$—	$9,314,206

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $6,660,301 and $5,518,290, respectively.

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$824,708
Aggregate unrealized (depreciation) of investment securities	(121,660)
Net unrealized appreciation of investment securities	$703,048
Cost of investments for tax purposes is $8,611,158.

                                 Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	GMN-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–100.53%

Australia–2.12%

BlueScope Steel Ltd.	26,621	$170,141

Cochlear Ltd.	862	87,049

Medibank Private Ltd.	25,396	59,100

Metcash Ltd.	40,564	66,162

Treasury Wine Estates Ltd.	11,633	85,482

		467,934

Canada–5.71%

ARC Resources Ltd.	10,600	186,469

Barrick Gold Corp.	4,762	103,975

Canadian Tire Corp., Ltd. -Class A	1,000	105,066

Crescent Point Energy Corp.	6,800	99,416

Enerplus Corp.	23,115	137,725

Kinross Gold Corp. (a)	20,800	107,524

Metro Inc.	4,500	163,596

Precision Drilling Corp.	8,000	34,126

Russel Metals, Inc.	4,133	74,699

Teck Resources Ltd. -Class B	15,511	247,202

		1,259,798

China–1.31%

Yangzijiang Shipbuilding Holdings Ltd.	443,300	288,260

Denmark–2.33%

Pandora A/S	1,051	136,787

Vestas Wind Systems A/S	5,400	376,886

		513,673

Finland–0.49%

UPM-Kymmene Oyj	5,261	108,387

France–2.82%

Nexity S.A. (a)	2,200	116,938

Peugeot S.A. (a)	20,489	308,824

Technicolor S.A.	17,113	107,624

Valeo S.A.	1,737	89,124

		622,510

Germany–4.94%

Aurubis AG	2,106	109,376

Hochtief AG	1,508	197,651

Osram Licht AG	2,909	151,177

ProSiebenSat.1 Media SE	7,288	333,126

Software AG	5,317	214,386

Suedzucker AG	3,302	82,571

		1,088,287

Hong Kong–0.51%

CLP Holdings Ltd.	6,000	62,588

NWS Holdings Ltd.	31,000	50,760

		113,348

	Shares	Value

Italy–0.23%

A2A S.p.A.	35,738	$50,736

Japan–19.24%

Aeon Mall Co., Ltd.	6,100	81,686

Asahi Glass Co., Ltd.	5,000	28,640

Dai Nippon Printing Co., Ltd.	32,000	357,010

Daiichi Sankyo Co., Ltd.	5,600	133,231

Daiichikosho Co., Ltd.	2,400	109,684

Denka Co. Ltd.	32,000	138,823

Fujikura Ltd.	10,000	56,242

Fujitsu Ltd.	61,000	253,034

Ibiden Co., Ltd.	28,700	366,109

Iida Group Holdings Co., Ltd.	21,700	431,023

JTEKT Corp.	4,800	66,968

Konica Minolta Inc.	11,000	88,217

LIXIL Group Corp.	4,200	78,366

Marubeni Corp.	17,400	80,873

Medipal Holdings Corp.	18,100	295,918

Miraca Holdings Inc.	2,000	92,704

Mitsubishi Corp.	3,200	54,815

Mitsui & Co., Ltd.	16,500	192,536

mixi, Inc.	4,100	148,258

Nippon Telegraph & Telephone Corp.	3,600	172,195

Panasonic Corp.	6,300	61,134

Sankyu, Inc.	9,000	51,053

Toho Holdings Co. Ltd.	4,800	107,430

Tokyo Gas Co., Ltd.	66,000	279,453

Toppan Printing Co., Ltd.	31,000	273,798

West Japan Railway Co.	3,900	241,653

		4,240,853

Macau–0.29%

MGM China Holdings Ltd.	43,600	63,317

Netherlands–0.41%

Corbion N.V.	2,210	53,164

Randstad Holding N.V.	895	38,498

		91,662

New Zealand–0.48%

SKYCITY Entertainment Group Ltd.	29,153	106,731

Norway–0.94%

SalMar ASA	6,614	206,426

Singapore–0.71%

SATS Ltd.	47,900	156,066

Spain–1.62%

Endesa, S.A.	7,990	167,870

Mediaset Espana Comunicacion S.A.	6,897	79,257

Prosegur Cia de Seguridad S.A.	16,147	109,743

		356,870

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Sweden–1.19%

Intrum Justitia AB	8,163	$261,950

Switzerland–1.52%

Forbo Holding AG	34	43,500

Georg Fischer AG	232	189,224

Lonza Group AG	545	102,736

		335,460

United Kingdom–8.57%

Berendsen PLC	11,940	201,761

Dechra Pharmaceuticals PLC	9,959	175,271

Dominos Pizza Group PLC	17,301	90,864

Fiat Chrysler Automobiles N.V.	23,745	152,890

GlaxoSmithKline PLC	4,747	106,031

Go-Ahead Group PLC	1,979	47,870

Moneysupermarket.com Group PLC	50,706	200,284

Noble Corp. PLC	32,600	240,588

QinetiQ Group PLC	101,492	301,770

Royal Dutch Shell PLC -Class B	1,828	48,645

Subsea 7 S.A. (a)	5,792	61,949

Synthomer PLC	8,800	42,608

Vodafone Group PLC	43,543	132,263

WH Smith PLC	4,232	85,624

		1,888,418

United States–45.10%

Abercrombie & Fitch Co. -Class A	7,500	155,325

Amgen Inc.	800	137,624

Annaly Capital Management Inc.	6,200	68,076

Apple Inc.	2,570	267,820

Best Buy Co., Inc.	4,500	151,200

Boeing Co. (The)	2,032	271,597

Brocade Communications Systems, Inc.	9,800	91,140

Cabot Corp.	8,600	418,734

Cardinal Health, Inc.	800	66,880

Cepheid, Inc. (a)	2,200	77,726

Cisco Systems, Inc.	15,100	461,003

Citigroup Inc.	6,800	297,908

Comcast Corp. -Class A	2,200	147,950

Commercial Metals Co.	5,000	82,700

Computer Sciences Corp.	1,200	57,396

Continental Resources, Inc. (a)	1,198	52,772

Darden Restaurants, Inc.	2,200	135,432

Dean Foods Co.	12,500	230,750

Delta Air Lines, Inc.	3,500	135,625

Denbury Resources Inc.	17,860	51,794

E*TRADE Financial Corp. (a)	3,445	86,401

eBay Inc. (a)	4,100	127,756

Gilead Sciences, Inc.	5,062	402,277

GNC Holdings, Inc. -Class A	1,767	36,064

Hologic, Inc. (a)	3,800	146,262

HP Inc.	31,248	437,784

Huntington Ingalls Industries, Inc.	600	103,548

Intel Corp.	12,141	423,235

Joy Global Inc.	9,100	251,433

Lear Corp.	1,135	128,766

Leidos Holdings, Inc.	8,600	430,086

	Shares	Value

United States–(continued)

LyondellBasell Industries N.V. -Class A	800	$60,208

Michael Kors Holdings Ltd. (a)	2,700	139,644

Myriad Genetics, Inc. (a)	1,700	52,666

Navient Corp.	4,729	67,152

NetApp, Inc.	2,700	71,145

Newfield Exploration Co. (a)	2,500	108,250

Newmont Mining Corp.	6,500	286,000

Nuance Communications, Inc. (a)	9,193	147,732

NVIDIA Corp.	6,300	359,730

Pilgrim’s Pride Corp. (a)	2,900	67,425

Pitney Bowes Inc.	3,700	71,447

Public Storage	1,700	406,164

QUALCOMM, Inc.	4,011	251,008

Range Resources Corp.	1,322	53,290

Target Corp.	700	52,731

Teradata Corp. (a)	2,146	60,903

Teradyne, Inc.	11,100	219,225

Tesoro Corp.	1,639	124,810

Transocean Ltd.	25,300	278,047

United Therapeutics Corp. (a)	404	48,888

Valero Energy Corp.	4,800	250,944

VeriSign, Inc. (a)	1,900	164,559

Verizon Communications Inc.	5,630	311,958

Voya Financial, Inc.	8,700	222,981

WellCare Health Plans Inc. (a)	887	94,732

Western Refining, Inc.	1,800	37,530

		9,942,233

Total Common Stocks & Other Equity Interests (Cost $20,433,224)		22,162,919

Money Market Funds–1.73%

Liquid Assets Portfolio –Institutional Class, 0.40% (b)	190,109	190,109

Premier Portfolio –Institutional Class, 0.36% (b)	190,110	190,110

Total Money Market Funds (Cost $380,219)		380,219

TOTAL INVESTMENTS–102.26% (Cost $20,813,443)		22,543,138

OTHER ASSETS LESS LIABILITIES–(2.26)%		(497,582)

NET ASSETS–100.00%	$	22,045,556

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate (1)	Notional Value	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	$ (407,725)	$ (16,436)	$ (424,153)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(1,115,540)	9,445	(1,105,288)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(262,275)	(17,187)	(279,458)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(101,380)	316	(101,062)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(4,452,000)	(133,082)	(4,580,006)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(255,806)	822	(254,980)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(513,000)	16,060	(496,930)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/13/17	Federal Funds floating rate	(293,288)	(19,293)	(312,576)
Supranational Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(2,231,350)	(68,925)	(2,300,254)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(197,117)	(7,014)	(204,127)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(569,778)	(16,701)	(586,476)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(1,508,228)	(38,880)	(1,541,405)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/21/17	Federal Funds floating rate	(10,045,737)	(161,913)	(10,204,656)
Total Return Swap Agreements – Equity Risk					$ (452,788)	$ (22,391,371)

(1) The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2) Amount includes $(14,641) of dividends and financing fees.

(3) Swaps are collateralized by $50,000 cash held with the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of July 31, 2016.

	Shares	Value

Equity Securities - Short

Australia

Australia and New Zealand Banking Group Ltd.	(2,440)	$(47,915)

Crown Resorts Ltd.	(26,374)	(262,562)

Suncorp Group Ltd.	(11,138)	(113,676)

		(424,153)

Canada

AltaGas Ltd.	(4,300)	(109,529)

Enbridge Inc.	(3,100)	(127,514)

Gildan Activewear Inc.	(14,200)	(416,620)

MacDonald, Dettwiler and Associates Ltd.	(1,200)	(78,704)

PrairieSky Royalty Ltd.	(5,420)	(105,474)

Rogers Communications, Inc. -Class B	(2,200)	(97,166)

Silver Wheaton Crop.	(6,100)	(170,281)

		(1,105,288)

	Shares	Value

Denmark

Genmab AS	(1,253)	$(227,103)

Jyske Bank AS	(1,259)	(52,355)

		(279,458)

Hong Kong

Hong Kong & China Gas Co. Ltd.	(54,450)	(101,062)

Japan

Asics Corp.	(5,600)	(104,433)

Fast Retailing Co., Ltd.	(500)	(163,800)

Hamamatsu Photonics K.K.	(14,500)	(433,387)

JGC Corp.	(21,000)	(311,774)

Kansai Paint Co., Ltd.	(14,300)	(303,671)

Keihan Holdings Co., Ltd.	(39,000)	(282,434)

Keyence Corp.	(600)	(428,752)

Kikkoman Corp.	(2,000)	(71,635)

Kintetsu Group Holdings Co., Ltd.	(8,000)	(34,887)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Japan–(continued)

Kyushu Electric Power Co., Inc.	(11,100)	$(105,077)

M3 Inc.	(4,200)	(136,234)

Maruichi Steel Tube Ltd.	(1,400)	(52,271)

MISUMI Group Inc.	(14,400)	(268,399)

MonotaRO Co., Ltd.	(4,600)	(135,144)

NGK Spark Plug Co., Ltd.	(2,000)	(33,436)

Nidec Corp.	(2,200)	(203,410)

Nintendo Co., Ltd.	(1,100)	(231,815)

Nippon Paint Holdings Co., Ltd.	(7,800)	(217,463)

Ono Pharmaceutical Co., Ltd.	(1,500)	(54,432)

SCREEN Holdings Co., Ltd.	(7,000)	(84,375)

Shimadzu Corp.	(5,000)	(73,938)

Shimano Inc.	(1,800)	(286,638)

SoftBank Group Corp.	(600)	(33,532)

Sumco Corp.	(8,400)	(63,960)

Tsuruha Holdings Inc.	(1,100)	(126,121)

Welcia Holdings Co., Ltd.	(3,800)	(252,849)

Yamaha Motor Co., Ltd.	(5,000)	(86,139)

		(4,580,006)

Norway

Schibsted ASA -Class A	(5,829)	(183,269)

Schibsted ASA -Class B	(2,435)	(71,711)

		(254,980)

Singapore

City Developments Ltd.	(30,700)	(194,786)

Sembcorp Industries Ltd.	(146,300)	(302,144)

		(496,930)

Spain

Banco Popular Espanol S.A.	(29,998)	(41,984)

Hispania Activos Inmobiliarios SOCIMI SA	(6,495)	(86,907)

Inmobiliaria Colonial SA	(23,228)	(183,685)

		(312,576)

Supranational

Alstom S.A.	(5,672)	(139,585)

Altice NV -Class A	(11,437)	(169,719)

Bayerische Motoren Werke AG	(1,992)	(171,572)

Celesio AG	(4,527)	(130,991)

Daimler AG	(7,010)	(476,593)

MorphoSys AG	(6,707)	(296,898)

Remy Cointreau S.A.	(691)	(60,420)

SBM Offshore N.V.	(13,691)	(182,889)

SFR Group S.A.	(10,408)	(245,839)

Vonovia SE	(3,970)	(157,322)

Zodiac Aerospace	(11,917)	(268,426)

		(2,300,254)

Sweden

Fabege AB	(5,848)	(104,423)

Lundin Petroleum AB	(2,469)	(40,856)

Saab AB -Class B	(1,714)	(58,848)

		(204,127)

	Shares	Value

Switzerland

Barry Callebaut AG	(49)	$(64,107)

Chocoladefabriken Lindt & Spruengli AG	(8)	(47,049)

Cie Financiere Richemont S.A.	(1,057)	(64,290)

Credit Suisse Group AG	(11,223)	(129,113)

LafargeHolcim Ltd.	(1,788)	(85,083)

OC Oerlikon Corp. AG	(9,895)	(92,600)

Panalpina Welttransport Holding AG	(770)	(104,234)

		(586,476)

United Kingdom

Amec Foster Wheeler PLC	(12,603)	(74,362)

Antofagasta PLC	(19,552)	(129,490)

BBA Aviation PLC	(141,466)	(445,524)

BTG PLC	(6,662)	(58,799)

Capital & Counties Properties PLC	(39,257)	(151,165)

Dixons Carphone PLC	(28,932)	(133,804)

Fresnillo PLC	(11,041)	(282,119)

Paysafe Group PLC	(9,474)	(48,391)

Pearson PLC	(7,283)	(85,000)

Serco Group PLC	(55,146)	(87,275)

Tesco PLC	(22,030)	(45,476)

		(1,541,405)

United States

Acadia Healthcare Co., Inc.	(4,600)	(259,900)

Alphabet Inc. -Class A	(100)	(79,134)

Alphabet Inc. -Class C	(500)	(384,395)

American Airlines Group Inc.	(4,000)	(142,000)

Ascena Retail Group, Inc.	(24,478)	(199,006)

Ball Corp	(1,177)	(83,178)

Bluebird Bio Inc	(1,987)	(113,617)

Cavium Inc	(1,045)	(48,770)

Celgene Corp.	(500)	(56,095)

CF Industries Holdings Inc.	(7,522)	(185,643)

Cheniere Energy Inc.	(4,000)	(167,320)

Chevron Corp.	(4,322)	(442,918)

Chipotle Mexican Grill Inc.	(256)	(108,541)

Colfax Corp.	(1,700)	(49,912)

Compass Minerals International Inc.	(600)	(41,754)

Cypress Semiconductor Corp.	(30,955)	(360,316)

DexCom Inc	(1,655)	(152,641)

Diebold Inc.	(3,500)	(98,840)

Dollar Tree Inc.	(2,852)	(274,619)

Dominion Rsources Inc.	(3,100)	(241,862)

Endo International PLC	(10,279)	(178,443)

Exxon Mobil Corp.	(4,700)	(418,065)

Fastenal Co.	(3,500)	(149,625)

Financial Engines Inc.	(1,839)	(48,531)

FireEye Inc	(3,073)	(53,532)

Forest City Realty Trust Inc. -Class A	(6,188)	(146,346)

Fortune Brands Home & Security Inc.	(3,200)	(202,464)

Halliburton Co.	(4,215)	(184,027)

Hexcel Corp.	(2,100)	(90,657)

Howard Hughes Corp. (The)	(2,800)	(334,488)

Kennedy-Wilson Holdings Inc.	(14,800)	(311,540)

MAXIMUS Inc.	(5,900)	(347,628)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

United States–(continued)

Micron Technology Inc.	(28,817)	$ (395,946)

Microsemi Corp	(2,744)	(107,016)

National Instruments Corp.	(7,500)	(215,100)

NetScout Systems Inc	(7,186)	(201,064)

NetSuite Inc.	(1,700)	(185,045)

NorthStar Realty Finance Corp.	(30,600)	(410,040)

Novavax Inc	(19,997)	(146,378)

Pandora Media Inc.	(4,600)	(62,560)

Platform Specialty Products Corp	(16,773)	(154,312)

Proofpoint Inc.	(1,050)	(79,664)

Qorvo Inc.	(716)	(45,273)

Reynolds American Inc.	(3,300)	(165,198)

Schlumberger Ltd.	(800)	(64,416)

Spirit Realty Capital, Inc.	(8,100)	(110,727)

STERIS PLC	(604)	(42,854)

Tractor Supply Co.	(600)	(54,990)

Ultimate Software Group, Inc. (The)	(400)	(83,640)

Under Armour Inc. -Class A	(2,300)	(90,758)

United Bankshares Inc.	(6,000)	(229,800)

ViaSat, Inc.	(5,500)	(406,065)

Visa Inc. -Class A	(4,233)	(330,386)

WEC Energy Group Inc.	(2,900)	(188,239)

Western Alliance Bancorp	(1,700)	(57,851)

Zebra Technologies Corp	(1,025)	(54,335)

Zimmer Biomet Holdings Inc.	(2,800)	(367,192)

		(10,204,656)

Total Equity Securities - Short		$(22,391,371)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Market Neutral Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Global Market Neutral Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Global Market Neutral Fund

H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $308,824 and from Level 2 to Level 1 of $1,739,674, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$467,934	$—	$467,934

Canada	1,259,798	—	—	1,259,798

China	—	288,260	—	288,260

Denmark	513,673	—	—	513,673

Finland	108,387	—	—	108,387

France	313,686	308,824	—	622,510

Germany	1,088,287	—	—	1,088,287

Hong Kong	—	113,348	—	113,348

Italy	50,736	—	—	50,736

Japan	413,157	3,827,696	—	4,240,853

Macau	—	63,317	—	63,317

Netherlands	91,662	—	—	91,662

New Zealand	106,731	—	—	106,731

Norway	—	206,426	—	206,426

Singapore	156,066	—	—	156,066

Spain	356,870	—	—	356,870

Sweden	261,950	—	—	261,950

Switzerland	335,460	—	—	335,460

United Kingdom	1,839,773	48,645	—	1,888,418

United States	10,322,452	—	—	10,322,452

	17,218,688	5,324,450	—	22,543,138

Swap Agreements*	—	(452,788)	—	(452,788)

Total Investments	$17,218,688	$4,871,662	$—	$22,090,350

* Unrealized appreciation (depreciation).

Invesco Global Market Neutral Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk:
Swap agreements	$26,643	$(479,431)

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Swap Agreements

Realized Gain (Loss):
Equity Risk	$(1,981,663)

Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(242,605)

Total	$(2,224,268)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements

Average notional value	$20,431,460

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $15,171,766 and $12,067,570, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,859,757

Aggregate unrealized (depreciation) of investment securities	(1,192,538)

Net unrealized appreciation of investment securities	$1,667,219

Cost of investments for tax purposes is $20,875,919.

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	GTR-QTR-1	07/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2016

(Unaudited)

Investments in Affiliated Issuers–74.56%(a)

	% of Net Assets 07/31/16	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 07/31/16	Value 07/31/16
Domestic Equity Funds–5.85%
Invesco Diversified Dividend Fund-Class R6	5.85%	$8,243,871	$3,435,274	$—	$562,970	$345,338		$271,235	634,306	$12,242,115
Fixed-Income Funds–11.86%
Invesco High Yield Fund-Class R6	11.86%	16,614,108	8,045,303	—	144,407	—		982,016	6,049,711	24,803,818
Foreign Equity Funds–28.23%
Invesco Asia Pacific Growth Fund-Class Y	8.07%	11,216,454	4,297,229	—	1,369,099	—		402,350	536,813	16,882,782
Invesco European Growth Fund-Class Y	10.22%	13,933,595	8,271,384	—	(838,791)	470,650		243,892	623,830	21,366,188
Invesco International Growth Fund-Class R6	9.94%	14,241,160	6,279,889	—	256,904	—		241,268	642,683	20,777,953
Total Foreign Equity Funds		39,391,209	18,848,502	—	787,212	470,650		887,510		59,026,923
Money Market Funds–28.62%
Liquid Assets Portfolio-Institutional Class, 0.40% (b)	13.02%	23,475,962	60,439,527	(56,694,688)	—	—		54,575	27,220,801	27,220,801
Premier Portfolio-Institutional Class, 0.36% (b)	13.02%	23,475,963	60,439,527	(56,694,689)	—	—		48,391	27,220,801	27,220,801
STIC (Global Series) PLC-U.S. Dollar Liquidity Portfolio (Ireland)-Institutional Class, 0.50% (b)	2.58%	5,724,734	1,155,877	(1,464,935)	—	—		14,960	5,415,676	5,415,676
Total Money Market Funds		52,676,659	122,034,931	(114,854,312)	—	—		117,926		59,857,278
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $156,079,600)	74.56%	$116,925,847	$152,364,010	$(114,854,312)	$1,494,589	$815,988	(c)	$2,258,687		$155,930,134

		Principal Amount

Sovereign Debt–12.88%(d)

Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/2023	HUF	88,330,000	393,697
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/2025	HUF	389,200,000	1,700,259
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/2024	MXN	43,707,700	2,971,328
Poland Government Bond (Poland), Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	21,366,000	5,316,272
United Kingdom Government Bond (United Kingdom), REGS, Unsec. Bonds, 3.25%, 01/22/2044 (e)	GBP	4,574,657	8,339,826
United Kingdom Government Bond (United Kingdom), REGS, Unsec. Bonds, 3.50%, 01/22/2045 (e)	GBP	4,293,934	8,218,086
Total Sovereign Debt (Cost $26,112,907)			26,939,468
OPTIONS PURCHASED–6.42% (Cost $14,623,575)			13,412,098
TOTAL INVESTMENTS–93.86% (Cost $196,816,082)			196,281,700
OTHER ASSETS LESS LIABILITIES–6.14%			12,843,935
NET ASSETS–100.00%			$209,125,635

Abbreviations:

GBP – British Pound Sterling	MXN – Mexican Peso	Sr. – Senior
HUF – Hungarian Forint	PLN – Polish Zloty	Unsec. – Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of July 31, 2016.
(c)	Includes $345,338 and $470,650 of capital gains distributions from Invesco Diversified Dividend Fund and Invesco European Growth Fund, respectively.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $16,557,912, which represented 7.92% of the Fund’s Net Assets.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(f)		Value
M1EF Index	Put	Goldman Sachs International	09/19/2016	334	USD	280	USD	9,352,000	$5,203
M1EF Index	Put	Goldman Sachs International	09/19/2016	167	USD	320	USD	5,344,000	13,268
M1EF Index	Put	Goldman Sachs International	12/19/2016	345	USD	310	USD	10,695,000	135,799
M1EF Index	Put	Goldman Sachs International	12/19/2016	7	USD	340	USD	238,000	5,469
M1EF Index	Put	Goldman Sachs International	12/19/2016	173	USD	350	USD	6,055,000	169,257
M1EF Index	Put	Goldman Sachs International	12/19/2016	328	USD	360	USD	11,808,000	400,895
M1EF Index	Put	UBS	12/19/2016	14	USD	300	USD	420,000	4,370
Total Over-The-Counter Index Options Purchased				1,368					$734,261
Open Exchange-Traded Index Options Purchased
Nikkei 225 Index	Call	Goldman Sachs International	06/08/2018	5	JPY	17,000	JPY	85,000,000	$73,497
Nikkei 225 Index	Call	Goldman Sachs International	06/08/2018	3	JPY	18,500	JPY	55,500,000	29,399
Nikkei 225 Index	Call	UBS	06/08/2018	73	JPY	17,000	JPY	1,241,000,000	1,073,056
Nikkei 225 Index	Call	UBS	06/08/2018	43	JPY	18,500	JPY	795,500,000	421,382
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	3	USD	2,400	USD	720,000	705
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	18	USD	2,600	USD	4,680,000	540
SPX Index	Call	UBS	12/16/2016	57	USD	2,600	USD	14,820,000	1,710
SPX Index	Call	UBS	06/16/2017	77	USD	2,700	USD	20,790,000	10,203
Subtotal – Exchange-Traded Index Call Options Purchased				279					$1,610,492
Nikkei 225 Index	Put	Goldman Sachs International	03/10/2017	2	JPY	12,250	JPY	24,500,000	$3,528
Nikkei 225 Index	Put	UBS	03/10/2017	32	JPY	12,250	JPY	392,000,000	56,446
SMI Index	Put	Goldman Sachs International	06/16/2017	79	CHF	7,200	CHF	2,844,000	224,480
SMI Index	Put	Goldman Sachs International	06/16/2017	75	CHF	7,400	CHF	2,775,000	255,133
SMI Index	Put	Goldman Sachs International	06/16/2017	72	CHF	7,700	CHF	2,772,000	319,662
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	28	CHF	7,200	CHF	1,008,000	79,562
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	28	CHF	7,400	CHF	1,036,000	95,250
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	27	CHF	7,700	CHF	1,039,500	119,873
SMI Index	Put	UBS	06/16/2017	46	CHF	7,200	CHF	1,656,000	130,710
SMI Index	Put	UBS	06/16/2017	44	CHF	7,400	CHF	1,628,000	149,678
SMI Index	Put	UBS	06/16/2017	42	CHF	7,700	CHF	1,617,000	186,469
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	08/19/2016	36	EUR	2,750	EUR	990,000	2,334
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	08/19/2016	36	EUR	2,775	EUR	999,000	2,938
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	08/19/2016	36	EUR	2,800	EUR	1,008,000	3,742
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	10/21/2016	33	EUR	2,775	EUR	915,750	19,367
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	10/21/2016	33	EUR	2,800	EUR	924,000	21,359
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	10/21/2016	34	EUR	2,825	EUR	960,500	24,249
SX5E Index	Put	Goldman Sachs International	12/16/2016	174	EUR	2,800	EUR	4,872,000	180,307
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	12/16/2016	448	EUR	2,800	EUR	12,544,000	464,238
SX5E Index	Put	UBS	12/16/2016	12	EUR	2,800	EUR	336,000	12,435
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,258	EUR	90	EUR	5,661,000	551,955
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/16/2016	93	EUR	90	EUR	418,500	40,805
SX7E Index	Put	UBS	12/16/2016	196	EUR	90	EUR	882,000	85,996
SX7E Index	Put	Goldman Sachs International	06/16/2017	500	EUR	80	EUR	2,000,000	114,580
SX7E Index	Put	Goldman Sachs International	06/16/2017	482	EUR	85	EUR	2,048,500	280,178
SX7E Index	Put	Goldman Sachs International	06/16/2017	481	EUR	90	EUR	2,164,500	345,463
SX7E Index	Put	Goldman Sachs International	06/16/2017	502	EUR	95	EUR	2,384,500	251,119
SX7E Index	Put	Goldman Sachs International	06/16/2017	549	EUR	100	EUR	2,745,000	578,412
Subtotal – Exchange-Traded Index Put Options Purchased				5,378					$4,600,268
Total Exchange-Traded Index Options Purchased				5,657					$6,210,760
Total Index Options Purchased - Equity Risk				7,025					$6,945,021

Abbreviations:

CHF – Euro
EUR – Euro
JPY – Japanese Yen
USD – U.S. Dollar

(f)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.200	EUR	1,348,907	$135,184
Subtotal – Over-The-Counter Foreign Currency Call Options Purchased								$135,184
EUR versus USD	Put	Bank of America Merrill Lynch	08/25/2020	USD	1.217	EUR	798,120	$83,380
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	45,301
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	66,811
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	10,300
EUR versus USD	Put	Barclays Bank PLC	04/03/2020	USD	1.172	EUR	431,984	34,316
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	351,372	27,913
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	12,832
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	52,844
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	60,730
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	48,406
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	38,860
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	63,704
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	33,557
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	39,095
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	35,775
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	31,465
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	536,362
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	38,137
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	26,504
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	45,522
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	19,421
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	46,195
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	72,307
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	81,394
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	132,192
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.199	EUR	949,393	90,047
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	163,012
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	42,503
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.205	EUR	599,775	62,149
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.208	EUR	842,323	88,533
USD versus JPY	Put	Barclays Bank PLC	04/26/2017	JPY	109.000	USD	3,446,000	316,280
USD versus JPY	Put	Barclays Bank PLC	04/26/2017	JPY	109.000	USD	3,683,410	338,069
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	100.000	USD	20,859,000	708,476
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	105.000	USD	21,026,000	1,296,954
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	109.000	USD	9,363,456	859,393
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	100.000	USD	4,646,000	157,801
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	109.000	USD	2,725,136	250,117
USD versus KRW	Put	Deutsche Bank Securities Inc.	04/26/2017	KRW	1,155.000	USD	4,405,000	275,236
Subtotal – Over-The-Counter Foreign Currency Put Options Purchased								$6,331,893
Total Over-The-Counter Foreign Currency Options Purchased – Currency Risk								$6,467,077
Total Options Purchased (Cost $14,623,575)								$13,412,098

Abbreviations:

EUR – Euro	KRW – South Korean Won
JPY – Japanese Yen	USD – U.S. Dollar

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)	Value	Unrealized Appreciation (Depreciation)
M1EF Index	Put	Goldman Sachs International	09/19/2016	334	USD	280	$ (73,478)	USD 9,352,000	$(5,203)	$68,275
M1EF Index	Put	Goldman Sachs International	12/19/2016	14	USD	300	(10,682)	USD 420,000	(4,370)	6,312
M1EF Index	Put	Goldman Sachs International	12/19/2016	345	USD	310	(129,751)	USD 10,695,000	(135,799)	(6,048)
M1EF Index	Put	Goldman Sachs International	09/19/2016	167	USD	320	(497,994)	USD 5,344,000	(13,269)	484,725
M1EF Index	Put	Goldman Sachs International	12/19/2016	173	USD	350	(366,406)	USD 6,055,000	(169,257)	197,149
M1EF Index	Put	Goldman Sachs International	12/19/2016	164	USD	380	(301,142)	USD 6,232,000	(309,877)	(8,735)
M1EF Index	Put	UBS	12/19/2016	7	USD	340	(14,700)	USD 238,000	(5,469)	9,231
SX5E Index	Put	Goldman Sachs International	08/19/2016	36	EUR	2,750	(30,688)	EUR 990,000	(2,388)	28,300
SX5E Index	Put	Goldman Sachs International	08/19/2016	36	EUR	2,775	(33,785)	EUR 999,000	(2,843)	30,942
SX5E Index	Put	Goldman Sachs International	10/21/2016	33	EUR	2,775	(27,429)	EUR 915,750	(19,095)	8,334
SX5E Index	Put	Goldman Sachs International	08/19/2016	36	EUR	2,800	(37,149)	EUR 1,008,000	(3,735)	33,414
SX5E Index	Put	Goldman Sachs International	10/21/2016	33	EUR	2,800	(29,949)	EUR 924,000	(21,061)	8,888
SX5E Index	Put	Goldman Sachs International	10/21/2016	34	EUR	2,825	(33,904)	EUR 960,500	(23,923)	9,981
Total Over-The-Counter Index Options Written				1,412			$(1,587,057)		$(716,289)	$870,768

Open Exchange-Traded Index Options Written(g)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)	Value	Unrealized Appreciation (Depreciation)
Nikkei 225 Index	Call	Goldman Sachs International	12/09/2016	4	JPY	17,750	$ (6,159)	JPY 71,000,000	$(15,092)	$(8,933)
Nikkei 225 Index	Call	UBS	12/09/2016	70	JPY	17,750	(269,214)	JPY 1,242,500,000	(264,099)	5,115
Subtotal - Exchange-Traded Index Call Options Written				74			$(275,373)		$(279,191)	$(3,818)
Nikkei 225 Index	Put	Goldman Sachs International	03/10/2017	2	JPY	15,500	$ (27,518)	JPY 31,000,000	$(16,561)	$10,957
Nikkei 225 Index	Put	UBS	03/10/2017	25	JPY	15,500	(325,022)	JPY 387,500,000	(207,016)	118,006
SX5E Index	Put	J.P. Morgan Chase Bank, N.A.	12/16/2016	317	EUR	2,975	(528,642)	EUR 9,430,750	(547,484)	(18,842)
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,189	EUR	90	(420,297)	EUR 5,350,500	(521,681)	(101,384)
SX7E Index	Put	UBS	12/16/2016	358	EUR	90	(138,155)	EUR 1,611,000	(157,075)	(18,920)
Subtotal - Exchange-Traded Index Put Options Written				1,891			$(1,439,634)		$(1,449,817)	$(10,183)
Total Exchange-Traded Index Options Written				1,965			$(1,715,007)		$(1,729,008)	$(14,001)
Total Index Options Written - Equity Risk				3,377			$(3,302,064)		$(2,445,297)	$856,767

Currency Abbreviations:

EUR – Euro	JPY – Japanese Yen	USD – U.S. Dollar

(f)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(g)	Index options written collateralized by $1,348,241 cash held with Bank of America Merrill Lynch.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Barclays Bank PLC	10/07/2016	CAD	1.320	$(22,004)	USD	1,686,100	$(15,840)	$6,164
CAD versus USD	Call	Citigroup Global Markets Inc.	10/07/2016	CAD	1.325	(20,520)	USD	1,686,100	(13,850)	6,670
CAD versus USD	Call	Citigroup Global Markets Inc.	10/07/2016	CAD	1.330	(20,301)	USD	1,686,100	(12,093)	8,208
CAD versus USD	Call	Goldman Sachs International	08/09/2016	CAD	1.310	(29,258)	USD	1,634,532	(6,401)	22,857
CAD versus USD	Call	Goldman Sachs International	08/09/2016	CAD	1.320	(24,731)	USD	1,634,532	(3,077)	21,654
CAD versus USD	Call	Goldman Sachs International	08/09/2016	CAD	1.340	(17,473)	USD	1,634,532	(638)	16,835
CAD versus USD	Call	Goldman Sachs International	09/09/2016	CAD	1.290	(22,326)	USD	1,674,000	(27,887)	(5,561)
CAD versus USD	Call	Goldman Sachs International	09/09/2016	CAD	1.300	(18,143)	USD	1,674,000	(20,422)	(2,279)
CAD versus USD	Call	Goldman Sachs International	09/09/2016	CAD	1.310	(14,656)	USD	1,674,000	(14,554)	102
USD versus EUR	Call	Bank of America Merrill Lynch	08/25/2020	USD	1.217	(85,895)	EUR	798,120	(73,651)	12,244
USD versus EUR	Call	Barclays Bank PLC	01/13/2020	USD	1.270	(33,953)	EUR	338,440	(18,533)	15,420
USD versus EUR	Call	Barclays Bank PLC	01/27/2020	USD	1.222	(66,630)	EUR	640,440	(46,854)	19,776
USD versus EUR	Call	Barclays Bank PLC	03/12/2020	USD	1.170	(13,404)	EUR	132,118	(13,317)	87
USD versus EUR	Call	Barclays Bank PLC	04/03/2020	USD	1.172	(44,779)	EUR	431,984	(44,190)	589
USD versus EUR	Call	Barclays Bank PLC	04/22/2020	USD	1.172	(36,888)	EUR	351,372	(35,944)	944
USD versus EUR	Call	Barclays Bank PLC	05/12/2020	USD	1.225	(12,182)	EUR	119,640	(9,607)	2,575
USD versus EUR	Call	Barclays Bank PLC	06/03/2020	USD	1.218	(52,930)	EUR	509,824	(43,354)	9,576
USD versus EUR	Call	Barclays Bank PLC	06/26/2020	USD	1.220	(57,422)	EUR	578,405	(49,822)	7,600
USD versus EUR	Call	Barclays Bank PLC	07/10/2020	USD	1.213	(48,840)	EUR	477,259	(43,115)	5,725
USD versus EUR	Call	Barclays Bank PLC	07/16/2020	USD	1.188	(42,457)	EUR	437,856	(44,857)	(2,400)
USD versus EUR	Call	Barclays Bank PLC	08/25/2020	USD	1.177	(79,273)	EUR	754,643	(83,923)	(4,650)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	(36,552)	EUR	363,370	(37,449)	(897)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	(36,638)	EUR	353,889	(30,988)	5,650
USD versus EUR	Call	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	(36,515)	EUR	358,640	(32,584)	3,931
USD versus EUR	Call	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	(32,515)	EUR	320,544	(31,306)	1,209
USD versus EUR	Call	Goldman Sachs International	12/12/2019	USD	1.350	(283,731)	EUR	2,792,791	(91,007)	192,724
USD versus EUR	Call	Goldman Sachs International	01/21/2020	USD	1.253	(30,213)	EUR	310,284	(18,927)	11,286
USD versus EUR	Call	Goldman Sachs International	02/06/2020	USD	1.234	(22,003)	EUR	238,027	(16,479)	5,524
USD versus EUR	Call	Goldman Sachs International	04/15/2020	USD	1.159	(63,718)	EUR	618,354	(67,611)	(3,893)
USD versus EUR	Call	Goldman Sachs International	07/29/2020	USD	1.204	(19,856)	EUR	200,000	(19,181)	675
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.171	(58,508)	EUR	565,767	(64,662)	(6,154)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.181	(88,316)	EUR	840,208	(91,953)	(3,637)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.182	(99,575)	EUR	940,625	(102,471)	(2,896)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.192	(150,346)	EUR	1,446,909	(150,513)	(167)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.199	(107,205)	EUR	949,393	(95,592)	11,613
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.203	(172,877)	EUR	1,678,227	(165,452)	7,425
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.210	(42,970)	EUR	422,926	(40,439)	2,531
USD versus EUR	Call	Goldman Sachs International	06/17/2021	USD	1.205	(72,564)	EUR	599,775	(72,669)	(105)
USD versus EUR	Call	Goldman Sachs International	06/17/2021	USD	1.208	(97,442)	EUR	842,323	(100,862)	(3,420)
Subtotal – Over-The-Counter Foreign Currency Call Options Written						$(2,215,609)			$(1,852,074)	$363,535
EUR versus USD	Put	Citigroup Global Markets Inc.	08/19/2016	USD	1.100	$(17,121)	EUR	1,729,200	$(3,488)	$13,633
EUR versus USD	Put	Citigroup Global Markets Inc.	10/21/2016	USD	1.080	(15,078)	EUR	1,828,713	(8,325)	6,753
EUR versus USD	Put	Deutsche Bank Securities Inc.	10/21/2016	USD	1.083	(17,001)	EUR	1,828,713	(9,173)	7,828
EUR versus USD	Put	Goldman Sachs International	08/19/2016	USD	1.110	(21,719)	EUR	1,729,200	(7,287)	14,432
EUR versus USD	Put	Goldman Sachs International	09/16/2016	USD	1.105	(34,083)	EUR	1,772,133	(11,300)	22,783
EUR versus USD	Put	Goldman Sachs International	10/21/2016	USD	1.077	(14,228)	EUR	1,828,713	(7,553)	6,675
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.200	(151,201)	EUR	1,348,907	(128,621)	22,580
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	08/19/2016	USD	1.090	(14,010)	EUR	1,729,200	(1,625)	12,385
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	09/16/2016	USD	1.095	(30,099)	EUR	1,772,133	(7,179)	22,920
EUR versus USD	Put	Royal Bank of Scotland Securities Inc.	09/16/2016	USD	1.085	(25,736)	EUR	1,772,133	(4,502)	21,234
USD versus JPY	Put	Citigroup Global Markets Inc.	04/26/2017	JPY	109.000	(106,000)	USD	2,500,000	(229,454)	(123,454)
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	100.000	(617,476)	USD	25,505,000	(866,278)	(248,802)
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	109.000	(1,787,990)	USD	16,718,002	(1,534,405)	253,585
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	105.000	(145,579)	USD	2,971,000	(183,261)	(37,682)
USD versus KRW	Put	Barclays Bank PLC	04/26/2017	KRW	1,155.000	(849,420)	USD	18,000,000	(1,124,688)	(275,268)

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written – (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus KRW	Put	Citigroup Global Markets Inc.	04/26/2017	KRW	1,155.000	$(14,000)	USD	280,000	$(17,495)	$(3,495)
USD versus KRW	Put	Deutsche Bank Securities Inc.	04/26/2017	KRW	1,155.000	(236,315)	USD	5,182,342	(323,807)	(87,492)
Subtotal – Over-The-Counter Foreign Currency Put Options Written						$(4,097,056)			$(4,468,441)	$(371,385)
Total Foreign Currency Options Written - Currency Risk						$(6,312,665)			$(6,320,515)	$(7,850)

Currency Abbreviations:

CAD – Canadian Dollar	JPY – Japanese Yen	USD – U.S. Dollar
EUR – Euro	KRW – South Korean Won

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation
5 Year Interest Rate Swap	Put	Barclays Bank PLC	1.87%	Pay	6 Month GBP LIBOR	03/18/2021	$(56,565)	GBP	1,107,292	$(25,219)	$31,346
5 Year Interest Rate Swap	Put	Barclays Bank PLC	1.25	Pay	6 Month GBP LIBOR	06/16/2021	(238,761)	GBP	5,081,946	(199,865)	38,896
5 Year Interest Rate Swap	Put	Goldman Sachs International	1.23	Pay	6 Month GBP LIBOR	09/15/2021	(56,271)	GBP	1,207,373	(50,525)	5,746
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	1.91	Pay	6 Month GBP LIBOR	03/10/2021	(1,553,781)	GBP	31,222,964	(683,042)	870,739
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.06	Pay	6 Month GBP LIBOR	04/26/2021	(41,812)	GBP	827,109	(16,576)	25,236
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	1.20	Pay	6 Month GBP LIBOR	09/15/2021	(67,650)	GBP	1,412,825	(60,361)	7,289
Total Swaptions Written - Interest Rate Risk							$(2,014,840)			$(1,035,588)	$979,252
Total - Options Written							$(11,629,569)			$(9,801,400)	$1,828,169

Abbreviations:

GBP – British Pound Sterling

LIBOR – London Interbank Offered Rate

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

	Options Written Transactions
	Call Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	149	EUR	9,996,163	GBP	6,707,747	HKD	105,700,000	JPY	—	USD	16,950,500	$1,941,208
Written	110	EUR	9,415,990	GBP	3,110,779	HKD	32,380,000	JPY	1,313,500,000	USD	49,494,072	2,172,969
Closed	(143)		—		—	HKD	(98,650,000)		—	USD	(21,704,629)	(849,433)
Exercised	—		—		—		—		—		—	—
Expired	(42)		—	GBP	(9,818,526)	HKD	(39,430,000)		—	USD	(29,756,047)	(773,762)
End of period	74	EUR	19,412,153	GBP	—	HKD	—	JPY	1,313,500,000	USD	14,983,896	2,490,982
	Put Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	1,210	EUR	49,756,823	GBP	22,879,187	JPY	2,751,000,000	USD	33,515,000		$6,521,659
Written	6,243	EUR	122,806,120	GBP	58,230,377	JPY	1,749,250,000	USD	223,604,270		17,830,045
Closed	(3,282)	EUR	(77,317,332)	GBP	(33,406,216)	JPY	(3,322,750,000)	USD	(147,626,926)		(13,754,263)
Exercised	—		—		—		—		—		—
Expired	(868)	EUR	(56,588,816)		(6,843,839)	JPY	(759,000,000)		—		(1,458,854)
End of period	3,303	EUR	38,656,795	GBP	40,859,509	JPY	418,500,000	USD	109,492,344		9,138,587

*	Does not include swaptions written and foreign currency options written.

Open Futures Contracts(h)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CAA Index	Long	1,238	September-2016	$6,234,462	$154,591
DAX Index	Long	41	September-2016	11,831,492	884,436
E-Mini Consumer Staples Sector	Long	228	September-2016	12,487,560	254,000
FTSE 100 Index	Long	3	September-2016	265,040	(285,735)
E-Mini S&P 500 Index	Long	8	September-2016	867,280	26,851
Swiss Market Index	Long	158	September-2016	13,258,502	766,465
Nikkei 225	Short	27	September-2016	(2,193,444)	(12,740)
E-Mini Consumer Discretionary Sector	Short	153	September-2016	(12,550,590)	(489,100)
MSCI AC Asia Index	Short	298	September-2016	(10,765,101)	(795,729)
Russell 2000 Index Mini	Short	104	September-2016	(12,656,800)	(514,257)
STOXX Europe 600 Index	Short	1,192	September-2016	(22,685,424)	(961,547)
Subtotal – Equity Risk					$(972,765)
U.S. Ultra Bonds	Long	89	September-2016	$16,957,281	$442,322
Subtotal – Interest Rate Risk					$442,322
Total Futures Contracts					$(530,443)

(h)	Futures contracts collateralized by $3,211,882 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(i)
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(j)	Expiration Date	Notional Value		Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Sell	1.00%	0.68%	June-2021	EUR	16,605,000	$267,253	$25,075
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Sell	1.00	1.04	June-2026	EUR	44,426,000	(495,368)	326,446
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Buy	(1.00)	1.04	June-2026	EUR	6,797,000	72,226	(46,072)
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.68	June-2021	EUR	44,826,000	(629,452)	(152,476)
Credit Suisse Securities (USA) LLC/CME	Markit CDX NA HY Index	Buy	(5.00)	4.02	June-2021	USD	4,144,000	(117,153)	(65,182)
Total - Credit Default Swap Agreements - Credit Risk								$(902,494)	$87,791

Abbreviations:

CME - Chicago Mercantile Exchange	ICE - Intercontinental Exchange
EUR - Euro	USD – U.S. Dollar

(j)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(i)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.298%	February-2030	EUR	3,181,000	$(185,159)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.819	July-2049	EUR	270,000	(82,435)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.880	July-2049	EUR	5,156,000	(1,665,702)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	2.014	July-2049	EUR	547,000	(199,076)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.800	September-2049	EUR	446,000	(133,148)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.702	October-2049	EUR	505,000	(135,024)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.738	October-2049	EUR	506,000	(140,958)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.740	October-2049	EUR	401,000	(112,127)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.834	November-2049	EUR	884,000	(271,066)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.812	December-2049	EUR	1,821,000	(546,026)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.825	December-2049	EUR	2,098,000	(637,274)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.733	January-2050	EUR	1,050,000	(289,328)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.288	March-2050	EUR	1,187,000	(164,464)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	1.340	June-2050	EUR	750,000	(113,127)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month EUR LIBOR	0.984	September-2050	EUR	703,000	(28,078)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.463	May-2025	GBP	8,364,000	(866,918)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.680	June-2025	GBP	350,000	(41,845)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.807	June-2025	GBP	772,000	(99,245)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.550	July-2025	GBP	280,000	(30,248)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.710	July-2025	GBP	427,000	(51,437)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.761	July-2025	GBP	643,000	(80,073)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.795	July-2025	GBP	477,000	(60,780)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.300	September-2025	GBP	622,000	(54,494)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.358	September-2025	GBP	821,000	(75,597)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.283	October-2025	GBP	136,000	(11,629)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.293	October-2025	GBP	639,000	(55,328)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.264	November-2025	GBP	630,000	(52,594)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.411	November-2025	GBP	718,000	(67,879)

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(i) – (continued)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.392%	December-2025	GBP	1,723,000	$(158,226)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.205	January-2026	GBP	838,000	(65,541)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.319	January-2026	GBP	641,000	(55,414)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.859	March-2026	GBP	1,149,000	(60,732)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.870	March-2026	GBP	487,208	(25,963)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.875	March-2026	GBP	583,000	(31,277)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.910	March-2026	GBP	13,738,104	(774,587)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.063	April-2026	GBP	363,928	(23,968)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.248	June-2026	GBP	2,236,056	(24,132)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.393	June-2026	GBP	1,996,000	(40,033)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.915	June-2026	GBP	509,000	(27,571)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.200	September-2026	GBP	621,643	(3,723)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.230	September-2026	GBP	531,244	(4,215)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.247	September-2026	GBP	1,277,000	(11,521)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.972	December-2045	GBP	737,000	(239,123)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.985	December-2045	GBP	867,100	(285,835)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.031	December-2045	GBP	1,388,000	(482,196)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.042	December-2045	GBP	1,399,000	(491,983)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.045	December-2045	GBP	1,090,000	(385,131)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.098	December-2045	GBP	447,000	(167,332)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.100	December-2045	GBP	443,000	(166,266)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.113	December-2045	GBP	553,000	(210,529)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.116	December-2045	GBP	557,000	(212,696)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	2.050	January-2046	GBP	301,000	(107,600)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.636	March-2046	GBP	402,000	(81,957)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.643	March-2046	GBP	243,000	(50,197)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.674	March-2046	GBP	6,636,764	(608,397)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.681	March-2046	GBP	3,757,908	(349,318)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.704	March-2046	GBP	2,754,328	(267,267)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.850	April-2046	GBP	172,000	(49,172)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.898	April-2046	GBP	132,000	(17,390)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.250	June-2046	GBP	1,331,000	(30,220)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.749	June-2046	GBP	271,000	(28,684)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month GBP LIBOR	1.244	September-2046	GBP	847,000	(19,689)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.544	September-2036	JPY	313,651,428	(15,172)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.614	September-2036	JPY	156,825,716	(17,962)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.627	September-2036	JPY	627,302,856	(79,192)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.590	May-2038	JPY	475,650,000	(263,922)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.624	May-2038	JPY	200,400,000	(124,295)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.637	May-2038	JPY	549,750,000	(353,528)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.640	May-2038	JPY	22,541,000	(14,639)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.159	June-2038	JPY	47,577,000	12,729
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.580	June-2038	JPY	65,686,000	(34,801)
Credit Suisse Securities (USA) LLC/ CME	Receive	6 Month JPY LIBOR	0.367	September-2038	JPY	95,159,000	(10,826)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	0.390	April-2021	SEK	201,479,138	(581,116)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	0.385	May-2021	SEK	170,366,862	(484,717)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	0.285	June-2021	SEK	9,593,000	(20,867)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	0.304	June-2021	SEK	15,954,000	(36,531)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	0.036	September-2021	SEK	10,167,000	111
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	1.502	September-2026	SEK	44,922,000	(24,124)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month SEK LIBOR	1.551	September-2026	SEK	44,922,000	(36,348)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	0.970	September-2021	USD	201,000	1,151
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.034	September-2021	USD	1,972,200	5,127
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.036	September-2021	USD	986,100	2,462
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.039	September-2021	USD	986,100	2,321
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.055	September-2021	USD	1,479,100	2,312
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.058	September-2021	USD	986,100	1,386
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.060	September-2021	USD	986,100	1,309
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.085	September-2021	USD	1,479,200	168

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(i) – (continued)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.098%	September-2021	USD	986,100	$(561)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.205	September-2021	USD	298,000	(1,725)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.860	November-2041	USD	382,000	(9,297)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.869	November-2041	USD	5,117,000	(134,141)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.874	November-2041	USD	3,307,000	(89,958)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.878	November-2041	USD	1,427,000	(40,137)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	1.958	November-2041	USD	651,200	(29,558)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.008	November-2041	USD	1,953,600	(110,011)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.036	November-2041	USD	651,200	(40,603)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.657	December-2045	USD	629,000	(138,789)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.670	December-2045	USD	5,312,000	(1,184,624)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.125	March-2046	USD	260,000	(23,196)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.182	March-2046	USD	195,000	(20,178)
Credit Suisse Securities (USA) LLC/ CME	Receive	3 Month USD LIBOR	2.302	April-2046	USD	173,000	(23,088)
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month AUD LIBOR	2.368	June-2026	AUD	4,470,111	10,686
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month AUD LIBOR	2.397	June-2026	AUD	13,410,333	45,361
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month AUD LIBOR	2.398	June-2026	AUD	22,350,556	76,386
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month AUD LIBOR	2.361	September-2026	AUD	1,269,000	1,953
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.805	July-2029	EUR	700,000	85,559
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.881	July-2029	EUR	12,887,000	1,685,268
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.998	July-2029	EUR	1,368,000	196,506
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.770	September-2029	EUR	1,114,000	129,653
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.622	October-2029	EUR	1,262,000	123,995
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.693	October-2029	EUR	1,264,000	134,780
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.721	October-2029	EUR	1,002,000	110,724
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.760	November-2029	EUR	2,211,000	248,974
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.792	December-2029	EUR	4,531,000	519,714
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.808	December-2029	EUR	5,244,000	612,753
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.693	January-2030	EUR	2,626,000	270,484
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.265	March-2030	EUR	2,967,000	159,468
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.302	June-2030	EUR	1,875,000	99,809
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	0.973	September-2030	EUR	1,762,000	23,183
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.278	September-2036	EUR	1,342,284	17,131
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.281	September-2036	EUR	2,684,572	34,923
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.311	September-2036	EUR	5,369,144	86,944
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month EUR LIBOR	1.308	February-2050	EUR	1,272,000	185,332
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.265	May-2028	JPY	756,070,000	131,718
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.303	May-2028	JPY	391,950,000	82,354
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.310	May-2028	JPY	312,150,000	67,815
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.325	May-2028	JPY	1,085,400,000	251,127
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.000	June-2028	JPY	68,483,000	(5,865)
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.283	June-2028	JPY	128,087,000	23,672
Credit Suisse Securities (USA) LLC/ CME	Pay	6 Month JPY LIBOR	0.100	September-2028	JPY	193,527,000	(657)
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	0.020	September-2021	SEK	89,844,000	28,676
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	31,892,000	208,917
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.290	July-2025	SEK	45,000,000	304,411
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.305	July-2025	SEK	18,514,281	126,287
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.395	July-2025	SEK	16,680,000	122,555
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.476	July-2025	SEK	44,677,000	349,173
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.578	July-2025	SEK	44,676,719	375,591
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.236	September-2025	SEK	7,042,000	43,402
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.205	October-2025	SEK	8,526,000	49,923
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.265	October-2025	SEK	8,198,000	51,155
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.275	October-2025	SEK	10,606,000	67,431
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.373	November-2025	SEK	13,133,000	88,014
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.470	November-2025	SEK	14,717,000	107,125
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.534	December-2025	SEK	36,231,000	273,020
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.313	January-2026	SEK	21,817,000	133,845
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.655	January-2026	SEK	34,380,000	280,548

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(i) – (continued)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.060%	March-2026	SEK	11,083,000	$49,661
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	1.327	June-2026	SEK	10,167,000	(1,468)
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.033	June-2026	SEK	15,348,000	60,053
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month SEK LIBOR	2.053	June-2026	SEK	15,954,000	64,286
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	1.873	December-2045	USD	336,000	9,071
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	1.883	December-2045	USD	3,775,000	111,115
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	1.887	December-2045	USD	2,911,000	88,736
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	1.892	December-2045	USD	528,000	16,711
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.446	March-2046	USD	9,708,571	467,500
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.453	March-2046	USD	4,233,688	206,833
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.474	March-2046	USD	4,590,741	235,336
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.625	April-2046	USD	574,000	39,083
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.510	June-2046	USD	491,000	27,138
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	1.762	September-2046	USD	400,000	(1,156)
Credit Suisse Securities (USA) LLC/ CME	Pay	3 Month USD LIBOR	2.163	September-2046	USD	1,123,000	18,996
Subtotal – Centrally Cleared Interest Rate Swap Agreements							$(6,312,056)

Abbreviations:

AUD – Australian Dollar	EUR – Euro	JPY – Japanese Yen	SEK – Swedish Krona
CME – Chicago Mercantile Exchange	GBP – British Pound Sterling	LIBOR – London Interbank Offered Rate	USD – U.S. Dollar

(i)	Centrally cleared swap agreements collateralized by $6,551,773 cash held with Credit Suisse Securities (USA) LLC.

Open Over-The-Counter Inflation Swap Agreements(k)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Pay	United Kingdom RPI	3.106%	June-2026	GBP	1,294,000	$35,570
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.949	September-2025	GBP	840,423	23,230
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.801	May-2026	GBP	1,018,000	(13,512)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	54,348
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.900	April-2025	GBP	1,817,000	56,550
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.965	April-2025	GBP	1,954,000	81,814
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.000	April-2025	GBP	1,105,000	52,686
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.926	October-2025	GBP	1,278,000	32,874
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.044	November-2025	GBP	1,261,000	46,255
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.020	January-2026	GBP	1,283,000	38,070
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.997	March-2026	GBP	1,166,000	23,368
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.993	July-2026	GBP	2,008,000	14,846
Goldman Sachs International	Pay	United Kingdom RPI	3.060	December-2025	GBP	3,450,000	126,185
Goldman Sachs International	Pay	United Kingdom RPI	2.964	March-2026	GBP	2,298,000	33,475
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.923	February-2025	GBP	11,857,170	503,615
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.250	July-2025	GBP	830,852	64,690
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.010	September-2025	GBP	1,642,000	62,019
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.095	November-2025	GBP	1,393,000	62,937
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.920	January-2026	GBP	1,676,000	22,115
Barclays Bank PLC	Receive	United Kingdom RPI	3.032	June-2021	GBP	1,294,000	(9,849)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.658	September-2020	GBP	840,423	(2,425)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.625	May-2021	GBP	1,018,000	14,067
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.720	January-2020	GBP	1,155,175	(31,062)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.675	April-2020	GBP	1,817,000	(25,939)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.740	April-2020	GBP	1,954,000	(37,187)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.778	April-2020	GBP	1,105,000	(24,067)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.612	October-2020	GBP	1,278,000	(1,634)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.737	November-2020	GBP	1,261,000	(3,577)

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(k) – (continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.745%	January-2021	GBP	1,283,000	$(1,081)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.752	March-2021	GBP	1,166,000	4,526
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.978	July-2021	GBP	2,008,000	(4,694)
Goldman Sachs International	Receive	United Kingdom RPI	2.786	December-2020	GBP	3,450,000	(13,906)
Goldman Sachs International	Receive	United Kingdom RPI	2.708	March-2021	GBP	2,298,000	16,390
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.690	February-2020	GBP	11,857,170	(261,820)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	3.015	July-2020	GBP	830,852	(24,002)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.720	September-2020	GBP	1,642,000	(12,234)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.790	November-2020	GBP	1,393,000	(9,363)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.628	January-2021	GBP	1,676,000	12,902
Subtotal – Over-The-Counter Inflation Swap Agreements							$906,180
Total Interest Rate and Inflation Swap Agreements - Interest Rate Risk							$(5,405,876)

Abbreviations:

GBP –British Pound Sterling
RPI – Retail Price Index

(k)	Inflation swap agreements collateralized by $740,000 cash held with Deutsche Bank Securities Inc., Goldman Sachs International, and Morgan Stanley Capital Services, LLC.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	37.00%	December-2016	HKD	133,500	$153,253
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	41.05	December-2016	HKD	72,277	116,972
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	45.00	December-2016	HKD	146,000	279,849
HSBC New York	Hang Seng China Enterprise Index	Pay	42.75	December-2016	HKD	54,382	91,620
HSBC New York	Hang Seng China Enterprise Index	Pay	43.00	December-2016	HKD	109,500	186,926
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	38.10	December-2016	HKD	58,713	76,847
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	96,948	140,650
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2016	HKD	92,000	97,316
Societe Generale	Hang Seng China Enterprise Index	Pay	35.60	December-2016	HKD	133,500	134,719
Societe Generale	Hang Seng China Enterprise Index	Pay	36.30	December-2016	HKD	138,905	168,233
Societe Generale	Hang Seng China Enterprise Index	Pay	37.20	December-2016	HKD	64,050	78,341
Societe Generale	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	39,942	57,947
Societe Generale	Hang Seng China Enterprise Index	Pay	40.00	December-2016	HKD	64,613	98,455
Societe Generale	Hang Seng China Enterprise Index	Pay	41.40	December-2016	HKD	54,000	86,408
Goldman Sachs International	Hang Seng Index	Pay	33.00	December-2016	HKD	146,000	176,364
Morgan Stanley Capital Services LLC	Hang Seng Index	Pay	30.60	December-2016	HKD	42,700	42,499
Societe Generale	Hang Seng Index	Pay	28.50	December-2016	HKD	83,000	65,359
Societe Generale	Hang Seng Index	Pay	32.50	December-2016	HKD	64,000	74,507
BNP Paribas S.A.	S&P 500 Index	Pay	19.95	December-2016	USD	7,466	30,756
BNP Paribas S.A.	S&P 500 Index	Pay	20.50	December-2016	USD	19,187	75,629
Goldman Sachs International	S&P 500 Index	Pay	19.90	December-2016	USD	13,845	43,279
Goldman Sachs International	S&P 500 Index	Pay	20.10	December-2016	USD	43,000	142,341
Goldman Sachs International	S&P 500 Index	Pay	21.05	December-2016	USD	5,274	23,096
Goldman Sachs International	S&P 500 Index	Pay	21.80	December-2016	USD	3,737	18,421
Goldman Sachs International	S&P 500 Index	Pay	21.90	December-2016	USD	9,173	45,968
HSBC New York	S&P 500 Index	Pay	18.75	December-2016	USD	28,000	46,848
HSBC New York	S&P 500 Index	Pay	20.15	December-2016	USD	15,400	49,594
HSBC New York	S&P 500 Index	Pay	20.25	December-2016	USD	27,630	92,874
HSBC New York	S&P 500 Index	Pay	21.50	December-2016	USD	3,956	18,720
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.80	December-2016	USD	7,562	14,151
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.07	December-2016	USD	7,226	19,337

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.12%	December-2016	USD	19,270	$52,394
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.13	December-2016	USD	4,889	12,940
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.38	December-2016	USD	9,946	32,850
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.41	December-2016	USD	3,729	12,409
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.67	December-2016	USD	2,799	10,907
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.79	December-2017	USD	11,417	(1,115)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	21.15	December-2016	USD	6,017	31,826
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	21.15	December-2016	USD	4,856	21,580
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	24.58	December-2017	USD	17,827	82,021
Societe Generale	S&P 500 Index	Pay	16.35	December-2016	USD	27,359	(2,420)
Societe Generale	S&P 500 Index	Pay	18.30	December-2016	USD	19,266	35,180
Societe Generale	S&P 500 Index	Pay	18.40	December-2016	USD	11,528	30,206
Societe Generale	S&P 500 Index	Pay	19.80	December-2016	USD	2,794	8,982
Societe Generale	S&P 500 Index	Pay	19.85	December-2016	USD	8,910	24,530
Societe Generale	S&P 500 Index	Pay	20.25	December-2016	USD	13,733	61,298
Societe Generale	S&P 500 Index	Pay	20.30	December-2016	USD	7,599	35,009
Societe Generale	S&P 500 Index	Pay	20.60	December-2016	USD	13,052	50,898
Societe Generale	S&P 500 Index	Pay	20.65	December-2017	USD	6,524	(1,552)
Societe Generale	S&P 500 Index	Pay	21.00	December-2016	USD	33,104	168,689
Societe Generale	S&P 500 Index	Pay	21.10	December-2016	USD	9,864	43,127
Societe Generale	S&P 500 Index	Pay	21.60	December-2016	USD	5,242	25,053
Societe Generale	S&P 500 Index	Pay	21.80	December-2016	USD	28,853	147,468
Societe Generale	S&P 500 Index	Pay	22.30	December-2016	USD	17,168	91,975
Societe Generale	S&P 500 Index	Pay	23.60	December-2016	USD	13,459	95,428
Societe Generale	S&P 500 Index	Pay	24.30	December-2016	USD	11,543	84,954
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	33.30	December-2016	HKD	34,219	(33,708)
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	34.67	December-2017	HKD	27,121	(8,738)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.85	December-2016	HKD	38,135	(10,432)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2016	HKD	64,185	(23,613)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.05	December-2016	HKD	9,837	(3,254)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	167,000	(58,835)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.45	December-2016	HKD	87,000	(40,017)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.70	December-2016	HKD	29,869	(14,585)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.97	December-2016	HKD	65,100	(33,767)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.98	December-2016	HKD	72,579	(37,728)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.70	December-2016	HKD	21,615	(12,964)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	10,533	(7,215)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	(19,339)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	34.93	December-2017	HKD	15,094	(5,328)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.59	December-2017	HKD	100,975	(43,449)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.90	December-2017	HKD	27,237	(12,697)
HSBC New York	Hang Seng China Enterprise Index	Receive	28.33	December-2016	HKD	89,000	(19,204)
HSBC New York	Hang Seng China Enterprise Index	Receive	29.00	December-2016	HKD	38,135	(11,114)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.25	December-2016	HKD	134,000	(47,039)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.40	December-2016	HKD	59,722	(22,291)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.50	December-2016	HKD	44,512	(20,727)
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(64,411)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	28.55	December-2016	HKD	51,393	(18,377)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	28.78	December-2016	HKD	48,926	(20,524)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.50	December-2017	HKD	42,751	(546)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.52	December-2016	HKD	32,546	(22,039)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.63	December-2017	HKD	27,067	(223)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.64	December-2017	HKD	39,789	2,153
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	32.80	December-2016	HKD	24,923	(24,413)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.06	December-2016	HKD	21,708	(22,045)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.75	December-2016	HKD	31,835	(34,462)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.19	December-2017	HKD	11,861	(3,140)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.29	December-2017	HKD	33,920	(9,387)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	35.24	December-2017	HKD	15,305	(5,961)

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	31.80%	December-2016	HKD	42,010	$(29,328)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	32.25	December-2017	HKD	10,902	(266)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	34.80	December-2017	HKD	52,850	(17,843)
Societe Generale	Hang Seng China Enterprise Index	Receive	27.25	December-2016	HKD	33,882	(5,976)
Societe Generale	Hang Seng China Enterprise Index	Receive	28.50	December-2016	HKD	10,000	(2,424)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.15	December-2016	HKD	31,784	(9,828)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.30	December-2016	HKD	76,488	(21,986)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.50	December-2016	HKD	51,489	(18,041)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.15	December-2016	HKD	37,984	(23,637)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	28,139	(12,793)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.00	December-2016	HKD	76,855	(40,295)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.30	December-2016	HKD	12,834	(10,763)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.45	December-2016	HKD	44,521	(25,474)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.65	December-2016	HKD	27,802	(17,927)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.15	December-2016	HKD	15,178	(11,113)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.35	December-2016	HKD	12,937	(12,308)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.50	December-2016	HKD	158,353	(128,279)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.60	December-2016	HKD	19,573	(15,508)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.85	December-2016	HKD	23,920	(23,645)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.10	December-2016	HKD	76,725	(57,620)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.25	December-2017	HKD	31,530	(4,728)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.30	December-2016	HKD	54,745	(63,072)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.75	December-2016	HKD	43,478	(40,127)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.10	December-2017	HKD	12,873	(4,802)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.20	December-2016	HKD	14,728	(14,383)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	(13,349)
Societe Generale	Hang Seng China Enterprise Index	Receive	36.75	December-2017	HKD	49,130	(27,666)
Societe Generale	Hang Seng China Enterprise Index	Receive	37.50	December-2016	HKD	96,876	(127,967)
Societe Generale	Hang Seng China Enterprise Index	Receive	39.80	December-2017	HKD	45,162	(40,468)
BNP Paribas S.A.	Hang Seng Index	Receive	27.20	December-2016	HKD	39,542	(28,582)
BNP Paribas S.A.	Hang Seng Index	Receive	27.30	December-2016	HKD	28,944	(22,613)
Goldman Sachs International	Hang Seng Index	Receive	22.85	December-2016	HKD	20,000	(2,062)
Goldman Sachs International	Hang Seng Index	Receive	24.35	December-2016	HKD	167,000	(40,854)
Goldman Sachs International	Hang Seng Index	Receive	25.20	December-2016	HKD	34,138	(11,645)
Goldman Sachs International	Hang Seng Index	Receive	25.65	December-2016	HKD	75,120	(34,274)
Goldman Sachs International	Hang Seng Index	Receive	25.90	December-2016	HKD	17,410	(9,665)
Goldman Sachs International	Hang Seng Index	Receive	26.00	December-2016	HKD	7,022	(3,954)
HSBC New York	Hang Seng Index	Receive	22.33	December-2016	HKD	84,000	(2,900)
HSBC New York	Hang Seng Index	Receive	24.00	December-2016	HKD	133,139	(27,915)
HSBC New York	Hang Seng Index	Receive	24.15	December-2016	HKD	59,722	(12,220)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	23.59	December-2016	HKD	59,643	(15,546)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	24.07	December-2016	HKD	68,524	(23,174)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.70	December-2016	HKD	35,605	(21,320)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	27.40	December-2016	HKD	50,936	(41,254)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	25.95	December-2016	HKD	47,239	(26,063)
Societe Generale	Hang Seng Index	Receive	22.35	December-2016	HKD	55,843	(6,413)
Societe Generale	Hang Seng Index	Receive	24.00	December-2016	HKD	34,535	(5,385)
Societe Generale	Hang Seng Index	Receive	24.45	December-2016	HKD	50,646	(20,869)
Societe Generale	Hang Seng Index	Receive	25.10	December-2016	HKD	32,512	(17,645)
Societe Generale	Hang Seng Index	Receive	25.35	December-2017	HKD	50,597	(134)
Societe Generale	Hang Seng Index	Receive	25.45	December-2016	HKD	37,195	(19,853)
Societe Generale	Hang Seng Index	Receive	25.85	December-2017	HKD	41,245	(2,027)
Societe Generale	Hang Seng Index	Receive	26.20	December-2016	HKD	25,485	(14,310)
Societe Generale	Hang Seng Index	Receive	26.30	December-2016	HKD	17,250	(11,998)
Societe Generale	Hang Seng Index	Receive	26.55	December-2016	HKD	31,057	(21,928)
Societe Generale	Hang Seng Index	Receive	26.60	December-2016	HKD	20,981	(13,150)
Societe Generale	Hang Seng Index	Receive	26.80	December-2016	HKD	81,316	(54,506)
Societe Generale	Hang Seng Index	Receive	28.50	December-2016	HKD	75,801	(70,979)
Societe Generale	Hang Seng Index	Receive	29.00	December-2016	HKD	13,150	(10,645)

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng Index	Receive	30.75%	December-2016	HKD	99,588	$(102,997)
Societe Generale	Hang Seng Index	Receive	32.20	December-2016	HKD	70,629	(88,791)
BNP Paribas S.A.	KOSPI 200 Index	Receive	18.75	December-2016	KRW	4,374,356	(11,425)
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.70	December-2016	KRW	4,307,475	(16,431)
Goldman Sachs International	KOSPI 200 Index	Receive	20.80	December-2016	KRW	3,289,007	(14,781)
Goldman Sachs International	KOSPI 200 Index	Receive	21.50	December-2016	KRW	3,102,391	(15,323)
Goldman Sachs International	KOSPI 200 Index	Receive	29.00	December-2016	KRW	44,475,000	(422,056)
HSBC New York	KOSPI 200 Index	Receive	21.50	December-2016	KRW	7,995,332	(39,270)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.14	December-2016	KRW	7,065,653	(5,976)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.80	December-2016	KRW	5,525,003	(7,538)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.90	December-2016	KRW	4,283,500	(7,545)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.34	December-2016	KRW	3,957,860	(8,662)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.65	December-2016	KRW	3,513,486	(9,923)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.89	December-2016	KRW	5,948,585	(16,690)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.50	December-2016	KRW	4,331,165	(19,761)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.28	December-2017	KRW	8,385,612	(2,322)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.30	December-2017	KRW	5,469,899	(1,093)
Morgan Stanley Capital Services LLC	KOSPI 200 Index	Receive	22.20	December-2016	KRW	4,902,168	(26,573)
Societe Generale	KOSPI 200 Index	Receive	16.95	December-2016	KRW	4,273,310	(3,884)
Societe Generale	KOSPI 200 Index	Receive	17.75	December-2016	KRW	5,284,926	(7,452)
Societe Generale	KOSPI 200 Index	Receive	17.90	December-2016	KRW	6,852,527	(16,211)
Societe Generale	KOSPI 200 Index	Receive	19.60	December-2016	KRW	2,348,739	(8,985)
Societe Generale	KOSPI 200 Index	Receive	20.00	December-2016	KRW	4,348,553	(18,232)
Societe Generale	KOSPI 200 Index	Receive	20.90	December-2016	KRW	10,855,490	(53,600)
Societe Generale	KOSPI 200 Index	Receive	21.10	December-2016	KRW	1,827,696	(8,690)
Societe Generale	KOSPI 200 Index	Receive	22.70	December-2016	KRW	4,285,384	(25,421)
Societe Generale	KOSPI 200 Index	Receive	22.95	December-2016	KRW	3,507,377	(20,758)
Societe Generale	KOSPI 200 Index	Receive	23.50	December-2016	KRW	3,452,006	(22,841)
Societe Generale	KOSPI 200 Index	Receive	24.30	December-2016	KRW	7,390,037	(51,645)
Societe Generale	KOSPI 200 Index	Receive	24.75	December-2016	KRW	15,304,350	(110,604)
Societe Generale	KOSPI 200 Index	Receive	26.85	December-2017	KRW	21,545,172	(123,765)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.30	December-2016	USD	17,827	(129,057)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.50	December-2016	USD	4,128	(29,136)
Societe Generale	S&P 500 Index	Receive	24.00	December-2016	USD	4,128	(27,661)
Societe Generale	S&P 500 Index	Receive	25.30	December-2016	USD	3,500	(26,379)
Total - Variance Swap Agreements - Equity Risk							$275,520

Currency Abbreviations:

HKD - Hong Kong Dollar	KRW - South Korean Won USD - United States Dollar

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC	AUD/JPY	Pay	13.75%	April-2017	AUD	2,850	$(7,559)
Barclays Bank PLC	AUD/JPY	Pay	13.85	April-2017	AUD	7,050	(18,169)
Barclays Bank PLC	AUD/JPY	Pay	14.20	April-2017	AUD	19,000	(33,045)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.90	March-2017	AUD	33,728	(41,248)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	15.275	March-2017	AUD	15,000	(14,677)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.15	April-2017	AUD	17,500	(39,072)
Goldman Sachs International	AUD/JPY	Pay	15.275	March-2017	AUD	6,400	(6,262)
Goldman Sachs International	AUD/JPY	Pay	15.40	March-2017	AUD	29,772	(25,447)
Goldman Sachs International	AUD/JPY	Pay	15.55	March-2017	AUD	31,500	(22,533)
Goldman Sachs International	AUD/JPY	Pay	14.10	April-2017	AUD	14,000	(33,447)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Pay	14.00	April-2017	AUD	22,109	(54,483)
UBS	AUD/JPY	Pay	13.80	April-2017	AUD	14,000	(36,606)
Bank of America Merrill Lynch	EUR/USD	Pay	10.30	January-2017	EUR	30,536	36,750
Goldman Sachs International	EUR/USD	Pay	10.40	January-2017	EUR	20,630	28,429
Societe Generale	EUR/USD	Pay	9.95	January-2017	EUR	8,077	11,932

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	EUR/USD	Pay	11.95%	January-2017	EUR	3,977	$13,515
UBS	EUR/USD	Pay	9.825	January-2017	EUR	8,077	10,966
UBS	EUR/USD	Pay	10.25	January-2017	EUR	30,536	35,862
BNP Paribas S.A.	USD/GBP	Pay	10.85	May-2017	USD	13,968	(46,746)
BNP Paribas S.A.	USD/GBP	Pay	11.15	May-2017	USD	19,500	(55,438)
BNP Paribas S.A.	USD/GBP	Pay	11.25	May-2017	USD	19,500	(52,842)
BNP Paribas S.A.	USD/GBP	Pay	11.45	May-2017	USD	19,500	(49,145)
BNP Paribas S.A.	USD/GBP	Pay	13.00	May-2017	USD	30,174	80,812
BNP Paribas S.A.	USD/GBP	Pay	13.20	May-2017	USD	18,000	51,794
Deutsche Bank Securities Inc.	USD/GBP	Pay	11.225	May-2017	USD	18,200	(49,772)
Deutsche Bank Securities Inc.	USD/GBP	Pay	11.275	May-2017	USD	9,100	(24,738)
Societe Generale	USD/GBP	Pay	10.80	January-2017	USD	13,700	(60,083)
Societe Generale	USD/GBP	Pay	10.85	January-2017	USD	10,500	(45,525)
Societe Generale	USD/GBP	Pay	11.00	January-2017	USD	21,000	(86,352)
Societe Generale	USD/GBP	Pay	11.15	May-2017	USD	22,565	(63,218)
Societe Generale	USD/GBP	Pay	11.65	May-2017	USD	33,364	48,056
UBS	USD/GBP	Pay	10.50	January-2017	USD	21,000	(96,828)
UBS	USD/GBP	Pay	10.60	January-2017	USD	21,000	(95,621)
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60	October-2016	USD	6,457	(8,454)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	3,600	(3,607)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	12,450	(15,486)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.525	November-2016	USD	12,800	(3,482)
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	3,564	4,457
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	4,500	1,894
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	9,000	5,289
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.50	February-2017	USD	6,120	2,928
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.80	February-2017	USD	2,571	(794)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.00	March-2017	USD	15,000	(4,426)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	May-2017	USD	13,500	(19,278)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	June-2017	USD	14,580	(21,866)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.15	June-2017	USD	12,600	(5,783)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.75	July-2017	USD	15,000	(28,174)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.075	July-2017	USD	11,880	(18,226)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.40	July-2017	USD	5,500	(7,270)
Goldman Sachs International	USD/JPY	Pay	11.3248	January-2017	USD	13,500	5,289
Goldman Sachs International	USD/JPY	Pay	11.9357	March-2017	USD	6,300	4,704
Goldman Sachs International	USD/JPY	Pay	10.1086	April-2017	USD	14,850	(17,993)
Goldman Sachs International	USD/JPY	Pay	10.1549	April-2017	USD	8,460	(10,308)
Goldman Sachs International	USD/JPY	Pay	10.34	June-2017	USD	15,000	(18,717)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	2,585	(3,778)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.75	June-2017	USD	9,000	(16,716)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.675	October-2016	AUD	2,984	9,805
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	40,080
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	42,147
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.70	December-2016	AUD	13,968	28,211
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	10,593
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65	January-2017	AUD	11,360	25,754
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.10	February-2017	AUD	13,393	37,569
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.45	February-2017	AUD	7,827	13,040
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.95	April-2017	AUD	19,718	45,595
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.30	May-2017	AUD	20,863	61,285
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.50	June-2017	AUD	16,412	47,957
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.525	June-2017	AUD	18,942	57,004
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.75	July-2017	AUD	20,000	57,622
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.50	July-2017	AUD	18,000	43,018
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.70	July-2017	AUD	15,933	34,053
Goldman Sachs International	AUD/JPY	Receive	12.0758	January-2017	AUD	16,580	44,382
Goldman Sachs International	AUD/JPY	Receive	13.3976	March-2017	AUD	12,612	24,045
Goldman Sachs International	AUD/JPY	Receive	12.512	April-2017	AUD	10,933	29,578

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Goldman Sachs International	AUD/JPY	Receive	12.6407%	April-2017	AUD	19,468	$50,837
Goldman Sachs International	AUD/JPY	Receive	12.73	June-2017	AUD	20,000	56,563
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90	August-2016	AUD	3,881	10,732
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	8,052
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	12.55	June-2017	AUD	11,719	35,341
Bank of America Merrill Lynch	EUR/JPY	Receive	11.25	January-2017	EUR	15,268	41,192
Bank of America Merrill Lynch	EUR/JPY	Receive	11.425	January-2017	EUR	15,268	38,187
BNP Paribas S.A.	EUR/JPY	Receive	11.225	January-2017	EUR	8,077	24,584
Goldman Sachs International	EUR/JPY	Receive	11.65	January-2017	EUR	20,630	46,198
Societe Generale	EUR/JPY	Receive	11.35	January-2017	EUR	8,077	24,014
Societe Generale	EUR/JPY	Receive	13.70	January-2017	EUR	3,977	236
UBS	EUR/JPY	Receive	11.15	January-2017	EUR	15,268	42,909
UBS	EUR/JPY	Receive	11.475	January-2017	EUR	15,268	37,200
BNP Paribas S.A.	USD/EUR	Receive	9.85	May-2017	USD	14,965	(11,489)
BNP Paribas S.A.	USD/EUR	Receive	10.00	May-2017	USD	19,500	(21,278)
BNP Paribas S.A.	USD/EUR	Receive	10.10	May-2017	USD	19,500	(22,971)
BNP Paribas S.A.	USD/EUR	Receive	10.25	May-2017	USD	19,500	(25,622)
Deutsche Bank Securities Inc.	USD/EUR	Receive	10.10	May-2017	USD	18,200	(21,673)
Deutsche Bank Securities Inc.	USD/EUR	Receive	10.25	May-2017	USD	9,100	(12,079)
Societe Generale	USD/EUR	Receive	9.65	May-2017	USD	24,568	(21,272)
Societe Generale	USD/EUR	Receive	9.80	January-2017	USD	13,700	(15,819)
Societe Generale	USD/EUR	Receive	9.85	January-2017	USD	10,500	(12,648)
Societe Generale	USD/EUR	Receive	10.15	May-2017	USD	14,442	(17,537)
Societe Generale	USD/EUR	Receive	10.00	January-2017	USD	21,000	(26,872)
Societe Generale	USD/EUR	Receive	10.15	May-2017	USD	9,100	(11,140)
Societe Generale	USD/EUR	Receive	10.275	May-2017	USD	14,051	(22,268)
UBS	USD/EUR	Receive	9.60	January-2017	USD	42,000	(36,518)
Barclays Bank PLC	USD/JPY	Receive	9.70	April-2017	USD	7,000	20,523
Barclays Bank PLC	USD/JPY	Receive	10.30	April-2017	USD	13,000	20,784
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.85	March-2017	USD	17,075	18,036
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.90	March-2017	USD	7,000	6,440
Deutsche Bank Securities Inc.	USD/JPY	Receive	11.00	March-2017	USD	12,000	9,636
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.15	April-2017	USD	12,500	28,773
Goldman Sachs International	USD/JPY	Receive	11.00	March-2017	USD	7,600	6,103
Goldman Sachs International	USD/JPY	Receive	11.20	March-2017	USD	20,925	14,799
Goldman Sachs International	USD/JPY	Receive	11.5102	March-2017	USD	21,000	6,542
Goldman Sachs International	USD/JPY	Receive	10.00	April-2017	USD	10,000	28,820
Royal Bank of Scotland Securities Inc.	USD/JPY	Receive	9.80	April-2017	USD	18,242	51,663
UBS	USD/JPY	Receive	10.00	April-2017	USD	10,000	26,327
Total - Volatility Swap Agreements – Currency Risk							$106,506

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen	USD - United States Dollar
EUR - Euro	GBP - British Pound Sterling

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Pay	Macquarie MQCP515 Index	0.15%	48,907	February-2017	$(4,225,176)	$25,816
Macquarie Bank Ltd.	Receive	Macquarie MQCP515 Index	0.28	51,908	February-2017	9,757,679	(15,850)
Macquarie Bank Ltd.	Receive	Macquarie MQCP515 Index	0.30	85,733	February-2017	16,117,761	(28,138)
Total Open Over-The-Counter Total Return Swap Agreements—Commodity Risk							$(18,172)

Index Information:

Macquarie MQCP515 Index – a commodity index composed of futures contracts on Aluminum, Copper, Crude Oil, Gasoline RBOB, Heating Oil, Natural Gas, Nickel and Zinc.

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
		Contract to					Unrealized
Settlement Date	Counterparty	Deliver		Receive		Notional Value	Appreciation (Depreciation)
08/01/2016	State Street Bank & Trust Co.	GBP	1,081,946	USD	1,642,970	$1,431,752	$211,218
08/01/2016	State Street Bank & Trust Co.	USD	1,419,892	GBP	1,081,946	1,431,752	11,860
08/08/2016	Barclays Bank PLC	KRW	770,462,000	USD	661,744	689,265	(27,521)
08/08/2016	Barclays Bank PLC	USD	5,333,531	INR	359,860,900	5,370,203	36,672
08/08/2016	Barclays Bank PLC	USD	1,805,387	JPY	188,444,000	1,847,318	41,931
08/08/2016	Deutsche Bank Securities Inc.	CNY	34,172,900	USD	5,202,067	5,148,718	53,349
08/08/2016	Deutsche Bank Securities Inc.	JPY	174,434,000	USD	1,646,623	1,709,978	(63,355)
08/08/2016	Deutsche Bank Securities Inc.	KRW	2,013,500,000	USD	1,756,584	1,801,303	(44,719)
08/08/2016	Deutsche Bank Securities Inc.	USD	4,164,020	CLP	2,753,000,000	4,194,196	30,176
08/08/2016	Deutsche Bank Securities Inc.	USD	159,148	INR	10,801,400	161,189	2,041
08/08/2016	Deutsche Bank Securities Inc.	USD	4,215,260	JPY	428,567,886	4,201,253	(14,007)
08/08/2016	Deutsche Bank Securities Inc.	USD	2,103,090	KRW	2,432,227,000	2,175,902	72,812
08/08/2016	Goldman Sachs International	CNY	2,873,900	USD	429,202	433,001	(3,799)
08/08/2016	Goldman Sachs International	JPY	302,103,000	USD	2,905,759	2,961,517	(55,758)
08/08/2016	Goldman Sachs International	USD	1,657,296	JPY	173,676,000	1,702,546	45,250
08/08/2016	Goldman Sachs International	USD	756,274	KRW	866,841,000	775,488	19,214
08/08/2016	J.P. Morgan Chase Bank N.A.	JPY	51,338,000	USD	508,249	503,266	4,983
08/08/2016	State Street Bank & Trust Co.	AUD	5,526,667	USD	4,135,970	4,198,493	(62,523)
08/08/2016	State Street Bank & Trust Co.	CNY	22,637,231	USD	3,392,108	3,410,677	(18,569)
08/08/2016	State Street Bank & Trust Co.	JPY	285,374,055	USD	2,784,420	2,797,524	(13,104)
08/08/2016	State Street Bank & Trust Co.	KRW	516,001,662	USD	450,440	461,622	(11,182)
08/08/2016	State Street Bank & Trust Co.	USD	3,444,999	INR	232,985,307	3,476,839	31,840
08/08/2016	UBS	USD	758,122	KRW	851,382,000	761,657	3,535
08/22/2016	State Street Bank & Trust Co.	AUD	1,240,646	USD	940,812	942,022	(1,210)
08/22/2016	State Street Bank & Trust Co.	CHF	2,464,000	USD	2,505,124	2,545,949	(40,825)
08/22/2016	State Street Bank & Trust Co.	EUR	6,763,069	USD	7,500,446	7,567,233	(66,787)
08/22/2016	State Street Bank & Trust Co.	GBP	1,023,259	USD	1,359,399	1,354,535	4,864
08/22/2016	State Street Bank & Trust Co.	HKD	1,904,000	USD	245,548	245,482	66
08/22/2016	State Street Bank & Trust Co.	JPY	263,585,000	USD	2,514,186	2,585,183	(70,997)
08/22/2016	State Street Bank & Trust Co.	SEK	3,019,000	USD	351,966	353,213	(1,247)
08/22/2016	State Street Bank & Trust Co.	USD	319,615	AUD	422,000	320,424	809
08/22/2016	State Street Bank & Trust Co.	USD	225,495	CHF	221,000	228,350	2,855
08/22/2016	State Street Bank & Trust Co.	USD	393,374	EUR	355,000	397,211	3,837
08/22/2016	State Street Bank & Trust Co.	USD	1,044,663	GBP	793,000	1,049,731	5,068
08/22/2016	State Street Bank & Trust Co.	USD	478,075	HKD	3,706,000	477,814	(261)
08/22/2016	State Street Bank & Trust Co.	USD	227,627	JPY	23,892,000	234,327	6,700
08/22/2016	State Street Bank & Trust Co.	USD	1,007,660	KRW	1,154,835,000	1,036,295	28,635
08/22/2016	State Street Bank & Trust Co.	USD	231,932	SEK	1,985,000	232,238	306
09/09/2016	Barclays Bank PLC	USD	168,782	INR	11,397,800	169,683	901
09/09/2016	Deutsche Bank Securities Inc.	USD	4,151,649	CLP	2,753,000,000	4,180,904	29,255
09/09/2016	Deutsche Bank Securities Inc.	USD	158,309	INR	10,801,400	160,804	2,495
09/09/2016	Goldman Sachs International	CNY	2,873,900	USD	428,619	432,367	(3,748)
09/09/2016	State Street Bank & Trust Co.	AUD	5,526,667	USD	4,131,272	4,193,968	(62,696)
09/09/2016	State Street Bank & Trust Co.	CNY	22,637,231	USD	3,387,539	3,405,682	(18,143)
09/09/2016	State Street Bank & Trust Co.	USD	3,428,271	INR	232,985,307	3,468,530	40,259
10/13/2016	Barclays Bank PLC	EUR	11,298,680	SEK	106,958,000	12,432,979	(124,061)
10/13/2016	Barclays Bank PLC	USD	167,911	INR	11,397,800	168,778	867
10/13/2016	Deutsche Bank Securities Inc.	THB	41,622,184	USD	1,187,339	1,195,151	(7,812)
10/13/2016	Deutsche Bank Securities Inc.	USD	4,137,983	CLP	2,753,000,000	4,167,823	29,840
10/13/2016	Deutsche Bank Securities Inc.	USD	157,501	INR	10,801,400	159,946	2,445
10/13/2016	Goldman Sachs International	CHF	85,140	USD	87,332	88,226	(894)
10/13/2016	Goldman Sachs International	CNY	2,873,900	USD	428,006	431,288	(3,282)
10/13/2016	Goldman Sachs International	EUR	156,432	GBP	129,500	172,928	(3,852)
10/13/2016	Goldman Sachs International	EUR	164,224	USD	182,830	184,184	(1,354)
10/13/2016	Goldman Sachs International	GBP	165,600	EUR	194,042	216,017	(1,801)
10/13/2016	Goldman Sachs International	GBP	287,627	NOK	3,211,500	377,888	(474)
10/13/2016	Goldman Sachs International	GBP	218,835	USD	294,202	289,966	4,236
10/13/2016	Goldman Sachs International	SEK	404,005	USD	47,720	47,396	324

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts — (continued)
		Contract to					Unrealized
Settlement Date	Counterparty	Deliver		Receive		Notional Value	Appreciation (Depreciation)
10/13/2016	J.P. Morgan Chase Bank N.A.	CAD	1,103,100	USD	840,697	$845,107	$(4,410)
10/13/2016	J.P. Morgan Chase Bank N.A.	EUR	2,956,203	CHF	3,225,300	3,251,147	26,686
10/13/2016	J.P. Morgan Chase Bank N.A.	RUB	6,413,486	USD	96,829	95,317	1,512
10/13/2016	State Street Bank & Trust Co.	AUD	9,009,235	USD	6,726,430	6,829,612	(103,182)
10/13/2016	State Street Bank & Trust Co.	CAD	26,213,540	USD	20,357,912	20,082,727	275,185
10/13/2016	State Street Bank & Trust Co.	CHF	4,159,264	USD	4,301,809	4,310,003	(8,194)
10/13/2016	State Street Bank & Trust Co.	CNY	24,483,386	USD	3,658,605	3,674,235	(15,630)
10/13/2016	State Street Bank & Trust Co.	EUR	5,252,932	GBP	4,406,700	5,866,860	(52,320)
10/13/2016	State Street Bank & Trust Co.	EUR	12,716,350	USD	14,238,764	14,261,917	(23,153)
10/13/2016	State Street Bank & Trust Co.	GBP	5,254,170	NOK	58,410,900	6,981,688	(38,830)
10/13/2016	State Street Bank & Trust Co.	GBP	17,345,534	USD	23,151,986	22,983,556	168,430
10/13/2016	State Street Bank & Trust Co.	IDR	14,486,338,785	USD	1,081,231	1,095,477	(14,246)
10/13/2016	State Street Bank & Trust Co.	JPY	156,658,981	USD	1,532,378	1,539,753	(7,375)
10/13/2016	State Street Bank & Trust Co.	KRW	506,343,871	USD	441,720	454,909	(13,189)
10/13/2016	State Street Bank & Trust Co.	MYR	2,515,908	USD	618,843	623,070	(4,227)
10/13/2016	State Street Bank & Trust Co.	PHP	67,101,509	USD	1,428,604	1,422,325	6,279
10/13/2016	State Street Bank & Trust Co.	SEK	16,386,830	USD	1,955,641	1,922,437	33,204
10/13/2016	State Street Bank & Trust Co.	SGD	1,020,682	USD	759,946	760,651	(705)
10/13/2016	State Street Bank & Trust Co.	TWD	14,145,848	USD	442,888	444,004	(1,116)
10/13/2016	State Street Bank & Trust Co.	USD	3,410,206	INR	232,985,307	3,450,029	39,823
10/13/2016	State Street Bank & Trust Co.	USD	4,079,933	RUB	267,031,609	3,968,630	(111,303)
Total Forward Foreign Currency Contracts - Currency Risk							$157,901

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar	PHP - Philippine Peso
CAD - Canadian Dollar	IDR - Indonesian Rupiah	RUB – Russian Ruble
CHF - Swiss Franc	INR - Indian Rupee	SEK - Swedish Krona
CLP - Chilean Peso	JPY - Japanese Yen	SGD - Singapore Dollar
CNY - Chinese Yuan	KRW - South Korean Won	THB - Thai Baht
EUR - Euro	MYR - Malaysian Ringgit	TWD - New Taiwan Dollar
GBP - British Pound Sterling	NOK – Norwegian Krone	USD - United States Dollar

See accompanying notes which are an integral part of this consolidated schedule.

                                 Invesco Global Targeted Returns Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

                                 Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

                                 Invesco Global Targeted Returns Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

                                 Invesco Global Targeted Returns Fund

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of

                                 Invesco Global Targeted Returns Fund

H.	Swap Agreements – (continued)

default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

I.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated

                                 Invesco Global Targeted Returns Fund

I.	Call Options Purchased and Written – (continued)

Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

                                 Invesco Global Targeted Returns Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$155,930,134	$—	$—	$155,930,134
Foreign Sovereign Debt Securities	—	26,939,468	—	26,939,468
Options Purchased	6,210,760	7,201,338	—	13,412,098
	162,140,894	34,140,806	—	196,281,700
Forward Foreign Currency Contracts*	—	157,901	—	157,901
Futures Contracts*	(530,443)	—	—	(530,443)
Options Written*	(1,729,008)	(8,072,392)	—	(9,801,400)
Swap Agreements*	(6,224,265)	1,270,034	—	(4,954,231)
Total Investments	$153,657,178	$27,496,349	$—	$181,153,527
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

Risk Exposure/ Derivative Type (a)	Value
	Assets	Liabilities
Commodity risk:
Swap agreements	$25,816	$(43,988)
Credit risk:
Swap agreements	351,521	(263,730)
Currency risk:
Forward foreign currency contracts	1,279,762	(1,121,861)
Options purchased (b)	6,467,077	—
Options written	—	(6,320,515)
Swap agreements	1,648,906	(1,542,400)
Equity risk:
Futures contracts	2,086,343	(3,059,108)
Options purchased (b)	6,945,021	—
Options written	—	(2,445,297)
Swap agreements	3,909,156	(3,633,636)
Interest rate risk:
Futures contracts	442,322	—
Options written	—	(1,035,588)
Swap agreements	10,832,472	(16,238,348)
Total	$33,988,396	$(35,704,471)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts, and futures contracts. Options written are shown at value.

(b)	Options purchased at value as reported in the Consolidated Schedule of Investments.

                                 Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$—	$—	$—	$—	$(133,887)
Credit Risk	—	—	—	—	(82,439)
Currency Risk	2,490,933	—	1,235,655	558,947	—
Equity Risk	—	(2,762,558)	6,619,083	(2,272,229)	781,658
Interest Rate Risk	—	—	(98,157)	521,458	(1,310,864)
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	—	—	—	—	(18,172)
Credit Risk	—	—	—	—	88,105
Currency Risk	155,660	—	1,171,271	216,389	(482,929)
Equity Risk	—	(124,674)	(1,943,071)	202,102	(757,901)
Interest Rate Risk	—	442,322	44,869	1,011,582	(5,477,238)
Total	$2,646,593	$(2,444,910)	$7,029,650	$238,249	$(7,393,667)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions	Swap Agreements
Average notional value	$195,941,651	$91,601,277	$131,125,272	$49,661,649	$218,093,255	$45,968,932	$600,407,766
Average contracts	—	—	6,356	2,254	—	—	—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $67,350,838 and $16,450,560, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $7,254,630 and $8,365,095, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,832,679
Aggregate unrealized (depreciation) of investment securities	(5,511,072)
Net unrealized appreciation (depreciation) of investment securities	$(678,393)
Cost of investments for tax purposes is $196,960,093.

                                 Invesco Global Targeted Returns Fund

Invesco Greater China Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	CHI-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–100.14% (b)

Apparel Retail–1.74%

Pou Sheng International (Holdings) Ltd. (Hong Kong) (c)	4,269,000	$1,224,140

Apparel, Accessories & Luxury Goods–0.79%

Shenzhou International Group Holdings Ltd.	106,000	558,801

Auto Parts & Equipment–3.50%

Minth Group Ltd.	764,000	2,471,695

Automobile Manufacturers–1.02%

Jiangling Motors Corp., Ltd. -Class B	311,100	717,763

Electrical Components & Equipment–3.95%

Voltronic Power Technology Corp. (Taiwan)	23,000	365,656

Zhuzhou CSR Times Electric Co., Ltd. -Class H	437,500	2,421,084
		2,786,740

Electronic Components–5.36%

Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	1,417,372

Largan Precision Co., Ltd. (Taiwan)	22,000	2,360,985
		3,778,357

Electronic Manufacturing Services–2.47%

FIH Mobile Ltd.	5,124,000	1,743,576

Food Retail–3.39%

President Chain Store Corp. (Taiwan)	294,000	2,394,407

Footwear–5.36%

Stella International Holdings Ltd.	761,500	1,303,454

Yue Yuen Industrial (Holdings) Ltd. (Hong Kong)	610,500	2,478,701
		3,782,155

Gas Utilities–2.80%

Towngas China Co. Ltd. (Hong Kong)	3,244,000	1,972,326

Health Care Equipment–1.14%

MicroPort Scientific Corp. (c)	1,485,000	803,903

Home Furnishings–1.48%

Man Wah Holdings Ltd. (Hong Kong)	1,428,000	1,041,771

Hotels, Resorts & Cruise Lines–1.29%

Shanghai Jinjiang International Hotels Development Co., Ltd. -Class B	356,891	907,217

Hypermarkets & Super Centers–3.97%

Sun Art Retail Group Ltd. (Hong Kong)	4,029,500	2,799,418

	Shares	Value

Industrial Conglomerates–3.68%

Beijing Enterprises Holdings Ltd.	395,500	$2,231,774

CK Hutchison Holdings Ltd. (Hong Kong)	31,000	362,807
		2,594,581

Industrial Machinery–0.46%

CIMC Enric Holdings Ltd.	814,000	324,148

Integrated Oil & Gas–1.01%

China Petroleum & Chemical Corp. -Class H	996,000	713,799

Internet Retail–9.15%

Ctrip.com International, Ltd. -ADR (c)	51,308	2,240,620

E-commerce China Dangdang, Inc.-Class A -ADR (c)	33,084	206,444

JD.com, Inc. -ADR (c)	46,371	1,003,932

Vipshop Holdings Ltd. -ADR (c)	211,141	3,004,536
		6,455,532

Internet Software & Services–9.25%

Tencent Holdings Ltd.	271,300	6,521,635

Life & Health Insurance–3.08%

AIA Group Ltd. (Hong Kong)	349,600	2,172,626

Packaged Foods & Meats–5.34%

Qinqin Foodstuffs Group (Cayman) Co. Ltd. (c)	55,600	20,568

Tingyi (Cayman Islands) Holding Corp.	2,602,000	2,257,329

Uni-President China Holdings Ltd.	1,940,000	1,487,807
		3,765,704

Personal Products–3.32%

Hengan International Group Co. Ltd.	278,000	2,342,736

Pharmaceuticals–2.18%

Sino Biopharmaceutical Ltd.	2,293,000	1,534,839

Restaurants–2.25%

Ajisen China Holdings Ltd. (Hong Kong)	3,673,000	1,584,387

Semiconductors–7.55%

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	987,000	5,328,289

Specialty Stores–2.80%

Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	2,561,800	1,974,578

Technology Distributors–0.57%

Synnex Technology International Corp. (Taiwan) (c)	343,000	404,280

See accompanying notes which are an integral part of this schedule.

                                 Invesco Greater China Fund

	Shares	Value

Wireless Telecommunication Services–11.24%

China Mobile Ltd.	517,500	$6,427,402
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	843,000	1,501,632
		7,929,034
Total Common Stocks & Other Equity Interests (Cost $71,749,883)		70,628,437

Money Market Funds–0.14%

Liquid Assets Portfolio –Institutional Class, 0.40% (d)	48,013	48,013
Premier Portfolio –Institutional Class, 0.36% (d)	48,013	48,013
Total Money Market Funds (Cost $96,026)		96,026
TOTAL INVESTMENTS–100.28% (Cost $71,845,909)		70,724,463
OTHER ASSETS LESS LIABILITIES–(0.28)%		(198,819)
NET ASSETS–100.00%		$70,525,644

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.

(c)	Non-income producing security.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Greater China Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Greater China Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Greater China Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 2 to Level 1 of $28,478,191, due to foreign fair value adjustments.

                                 Invesco Greater China Fund

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$17,909,512	$2,808,527	$—	$20,718,039
Consumer Staples	4,307,793	6,994,472	—	11,302,265
Energy	—	713,799	—	713,799
Financials	—	2,172,626	—	2,172,626
Health Care	803,903	1,534,839	—	2,338,742
Industrials	728,463	4,977,006	—	5,705,469
Information Technology	15,010,872	2,765,265	—	17,776,137
Telecommunication Services	1,501,632	6,427,402	—	7,929,034
Utilities	—	1,972,326	—	1,972,326
Money Market Funds	96,026	—	—	96,026
Total Investments	$40,358,201	$30,366,262	$—	$70,724,463

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $22,160,809 and $26,735,849, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,359,854
Aggregate unrealized (depreciation) of investment securities	(9,506,310)
Net unrealized appreciation (depreciation) of investment securities	$(1,146,456)
Cost of investments for tax purposes is $71,870,919.

                                 Invesco Greater China Fund

Invesco International Total Return Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	ITR-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–70.88%(a)

Australia–1.80%

Australia Government Bond, REGS, Sr. Unsec. Australian Bonds, 3.75%, 04/21/2037(b)	AUD	900,000	$833,110

Austria–1.04%

OMV AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	400,000	481,123

Belgium–2.31%

Anheuser-Busch InBev SA/NV, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/2025(b)	GBP	200,000	317,261
Belgium Government Bond, Series 80, REGS, Sr. Unsec. Euro Bonds, 2.15%, 06/22/2066(b)	EUR	350,000	512,247
Solvay Finance S.A., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.12% (b)(c)	EUR	200,000	239,013
			1,068,521

Brazil–1.21%

Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2027	BRL	2,000,000	559,249

Canada–4.07%

City of Ottawa, Unsec. Canadian Bonds, 3.10%, 07/27/2048	CAD	500,000	389,020
Province of Ontario Canada, Unsec. Canadian Bonds, 3.45%, 06/02/2045	CAD	1,670,000	1,494,789
			1,883,809

Denmark–0.49%

Danske Bank A/S, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68% (c)	GBP	170,000	228,242

France–1.54%

Electricite de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(b)(c)	EUR	200,000	213,917
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(c)	GBP	200,000	284,598
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	212,974
			711,489

	Principal Amount		Value

Germany–4.14%

EnBW Energie Baden-Wuerttemberg AG, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/2072(b)	EUR	120,000	$140,092
HeidelbergCement Finance Luxembourg S.A., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/2021(b)	EUR	100,000	124,008
Kfw, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/2026	JPY	100,000,000	1,198,253
RWE AG, REGS, Jr. Unsec. Sub. Euro Notes, 7.00% (b)(c)	GBP	200,000	268,289
Volkswagen International Finance N.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88% (b)(c)	EUR	160,000	185,834
			1,916,476

Ireland–2.95%

Ireland Government Bond, REGS, Unsec. Euro Bonds, 2.00%, 02/18/2045(b)	EUR	1,000,000	1,363,408

Italy–11.51%

Italy Buoni Poliennali Del Tesoro, Unsec. Euro Bonds, 2.00%, 12/01/2025	EUR	3,500,000	4,224,886
REGS, Unsec. Euro Bonds, 2.70%, 03/01/2047(b)	EUR	880,000	1,103,144
			5,328,030

Japan–2.91%

Government of Japan Forty Year Bond, Series 8, Sr. Unsec. Bonds, 1.40%, 03/20/2055	JPY	100,000,000	1,348,974

Mexico–3.68%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 5.00%, 12/11/2019	MXN	25,000,000	1,314,956
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027(b)	EUR	400,000	387,405
			1,702,361

Netherlands–3.43%

Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	567,556
Cooperatieve Rabobank U.A., REGS, Unsec. Sub. Euro Bonds, 3.88%, 07/25/2023(b)	EUR	600,000	778,217

See accompanying notes which are an integral part of this schedule.

                                 Invesco International Total Return Fund

	Principal Amount		Value

Netherlands–(continued)

Koninklijke KPN N.V., REGS, Jr. Unsec. Sub.Euro Notes, 6.13% (b)(c)	EUR	200,000	$240,685
			1,586,458

Norway–4.11%

DNB Bank ASA, REGS, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/2022(b)	EUR	250,000	286,536
Norway Government Bond, Series 478, REGS, Unsec. Bonds, 1.50%, 02/19/2026(b)	NOK	13,000,000	1,617,441
			1,903,977

Poland–2.04%

Poland Government Bond, Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	3,800,000	945,513

South Africa–1.01%

South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	7,000,000	469,133

South Korea–2.68%

Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/2024	KRW	1,200,000,000	1,240,932

Spain–5.20%

Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 07/30/2030(b)	EUR	1,900,000	2,288,954
Telefónica Europe B.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 6.50% (b)(c)	EUR	100,000	119,994
			2,408,948

Supranational–3.54%

Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/2027	JPY	130,000,000	1,640,084

United Kingdom–8.29%

AA Bond Co. Ltd., REGS, Sec. Second Lien Euro Notes, 5.50%, 07/31/2022(b)	GBP	200,000	259,449
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	247,547
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	150,000	246,017

	Principal Amount		Value

United Kingdom–(continued)

Moto Finance PLC, REGS, Sec. Gtd. Second Lien Euro Notes, 6.38%, 09/01/2020(b)	GBP	200,000	$277,022
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/2021(b)	GBP	100,000	138,114
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(c)	GBP	200,000	266,039
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	369,539
Scottish Widows Ltd., REGS, Unsec. Sub. Euro Notes, 5.50%, 06/16/2023(b)	GBP	150,000	216,854
United Kingdom Gilt, Series 2045, REGS, Unsec. Bonds, 3.50%, 01/22/2045(b)	GBP	950,000	1,818,189
			3,838,770

United States–2.93%

Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022(b)	AUD	1,100,000	880,361
Goldman Sachs Group, Inc. (The), Series DIP, REGS, Sr. Unsec. Medium-Term Notes, 5.00%, 08/08/2018(b)	AUD	600,000	473,840
			1,354,201
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $31,399,523)			32,812,808

U.S. Dollar Denominated Bonds and Notes–18.05%

Argentina–0.92%

Argentine Republic Government International Bond, Sr. Unsec. Notes, 7.50%, 04/22/2026(b)		$393,000	427,781

Brazil–1.72%

Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)		200,000	60,000
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026		700,000	734,125
			794,125

Canada–0.47%

Air Canada Pass Through Trust, Series 2015-1, Class B, Sec. Second Lien Pass Through Ctfs., 3.88%, 03/15/2023(b)		229,904	218,338

Colombia–0.46%

Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)		200,000	178,500

See accompanying notes which are an integral part of this schedule.

                                 Invesco International Total Return Fund

	Principal Amount	Value

Colombia–(continued)

Pacific Exploration & Production Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.63%, 01/19/2025(b)(d)	$200,000	$33,000
		211,500

Georgia–0.62%

BGEO Group JSC, Sr. Unsec. Bonds, 6.00%, 07/26/2023(b)	285,000	285,724

India–0.71%

Adani Transmission Ltd., Sr. Sec. Notes, 4.00%, 08/03/2026(b)	330,000	329,266

Indonesia–1.15%

Golden Legacy Pte. Ltd., Sr. Unsec. Gtd. Notes, 8.25%, 06/07/2021(b)	500,000	531,375

Jamaica–0.40%

Digicel Group Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/01/2023(b)	200,000	186,400

Kazakhstan–0.75%

Tengizchevroil Finance Co. International Ltd., Sr. Unsec. Gtd. Bonds, 4.00%, 08/15/2026(b)	348,000	347,427

Netherlands–2.28%

GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	343,000	362,723
Shell International Finance B.V., Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	677,000	694,379
		1,057,102

Sri Lanka–1.27%

Sri Lanka Government International Bond, Sr. Unsec. Bonds, 6.83%, 07/18/2026(b)	562,000	586,477

Switzerland–0.44%

UBS AG, REGS, Unsec. Sub. Medium-Term Euro Notes, 7.25%, 02/22/2022(b)	200,000	205,782

Trinidad–1.07%

Trinidad & Tobago Government International Bond, Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	486,000	496,366

United States–5.79%

Ally Financial Inc., Unsec. Sub. Global Notes, 5.75%, 11/20/2025	143,000	149,256
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	258,829
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/2019	69,000	70,725
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	196,000	199,086

	Principal Amount	Value

United States–(continued)

Frontier Communications Corp., Sr. Unsec. Global Notes, 11.00%, 09/15/2025	$300,000	$322,125
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30% (c)	300,000	309,750
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 08/21/2015; Cost $192,500) (b)	200,000	155,000
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	200,000	205,000
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	200,000	205,000
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	192,000	198,240
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	272,000	276,522
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	300,000	330,750
		2,680,283
Total U.S. Dollar Denominated Bonds and Notes (Cost $8,218,836)		8,357,946

Collateralized Mortgage Obligations–3.69%

United States–3.69%

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(e)	155,591	156,606
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.43%, 08/15/2029(b)(e)	450,000	442,977
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.37%, 04/19/2036(e)	221,716	191,291
JP Morgan Mortgage Trust Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.72%, 07/25/2035(e)	238,024	233,376
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.61%, 06/25/2037(e)	231,682	208,005
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.68%, 11/25/2035(e)	146,054	141,702
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.44%, 10/25/2035(e)	218,289	208,170
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 3.01%, 08/25/2035(e)	127,253	125,182
Total Collateralized Mortgage Obligations (Cost $1,734,797)		1,707,309

See accompanying notes which are an integral part of this schedule.

                                 Invesco International Total Return Fund

	Shares	Value

Money Market Funds–8.53%

Liquid Assets Portfolio –Institutional Class, 0.40% (f)	1,974,608	$1,974,608
Premier Portfolio –Institutional Class, 0.36% (f)	1,974,607	1,974,607
Total Money Market Funds (Cost $3,949,215)		3,949,215
TOTAL INVESTMENTS–101.15% (Cost $45,302,371)		46,827,278
OTHER ASSETS LESS LIABILITIES–(1.15)%		(530,214)
NET ASSETS–100.00%		$46,297,064

Investment Abbreviations:

AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
Ctfs.	—Certificates
DIP	—Debtor-in-possession
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
JPY	—Japanese Yen
Jr.	—Junior

KRW	—South Korean Won
MXN	—Mexican New Peso
NOK	—Norwegian Krona
PLN	—Poland Zloty
REGS	—Regulation S
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
ZAR	—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $22,434,387, which represented 48.46% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at July 31, 2016 represented less than 1% of the Fund’s Net Assets.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco International Total Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco International Total Return Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco International Total Return Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium

                                 Invesco International Total Return Fund

G.	Call Options Purchased and Written – (continued)

originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.	Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment Securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its

                                 Invesco International Total Return Fund

I.	Swap Agreements – (continued)

Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco International Total Return Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$3,949,215	$—	$—	$3,949,215
Collateralized Mortgage Obligations	—	1,707,309	—	1,707,309
Corporate Debt Securities	—	18,136,185	—	18,136,185
Foreign Sovereign Debt Securities	—	23,034,569	—	23,034,569
	3,949,215	42,878,063	—	46,827,278
Forward Foreign Currency Contracts*	—	401,452	—	401,452
Futures Contracts*	(11,953)	—	—	(11,953)
Options Written*	—	(6,650)	—	(6,650)
Swap Agreements*	—	(345,459)	—	(345,459)
Total Investments	$3,937,262	$42,927,406	$—	$46,864,668
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

                                 Invesco International Total Return Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements	$—	$(77,580)
Currency risk:
Forward foreign currency contracts	528,163	(126,711)
Options written	—	(6,650)
Equity risk:
Swap agreements	—	(47,769)
Interest rate risk:
Futures contracts (a)	—	(11,953)
Swap agreements (b)	19,957	(240,067)
Total	$548,120	$(510,730)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

(b)	Includes cumulative appreciations (depreciation) of centrally cleared swap agreements.

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$—	$—	$(26,048)
Currency Risk	747,461	—	(4,322)	13,566	—
Equity Risk	—	—	—	—	(18,897)
Interest Rate Risk	—	101,673	—	—	(312,920)
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	(77,580)
Currency Risk	433,388	—	(4,849)	(3,422)	—
Equity Risk	—	—	—	—	(47,769)
Interest Rate Risk	—	(31,879)	—	—	(220,110)
Total	$1,180,849	$69,794	$(9,171)	$10,144	$(703,324)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

                                 Invesco International Total Return Fund

The table below summarizes the nine month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the three month average notional value of options purchased and the five month average notional value of options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$59,114,014	$3,245,834	$2,041,373	$1,549,004	$11,407,342

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
10/24/16	Goldman Sachs International	CNY	9,972,250	USD	1,520,238	$ 1,494,237	$ 26,001
11/30/16	Citigroup Global Markets Inc.	PLN	5,800,000	USD	1,456,555	1,484,897	(28,342)
11/30/16	Citigroup Global Markets Inc.	USD	5,396,603	EUR	4,871,809	5,475,910	79,307
11/30/16	Deutsche Bank Securities Inc.	GBP	473,819	USD	626,972	628,421	(1,449)
11/30/16	Deutsche Bank Securities Inc.	KRW	1,300,000,000	USD	1,142,485	1,167,863	(25,378)
11/30/16	Deutsche Bank Securities Inc.	RUB	27,000,000	USD	401,643	396,793	4,850
11/30/16	Deutsche Bank Securities Inc.	TWD	30,000,000	USD	939,643	943,325	(3,682)
11/30/16	Deutsche Bank Securities Inc.	USD	941,620	TWD	30,000,000	943,326	1,706
11/30/16	Deutsche Bank Securities Inc.	USD	625,673	GBP	473,819	628,421	2,748
11/30/16	Deutsche Bank Securities Inc.	USD	898,311	KRW	1,000,000,000	898,356	45
11/30/16	Goldman Sachs International	HUF	255,000,000	USD	898,216	917,446	(19,230)
11/30/16	Goldman Sachs International	MXN	13,000,000	USD	690,223	683,898	6,325
11/30/16	Goldman Sachs International	USD	730,674	INR	50,000,000	734,845	4,171
11/30/16	Goldman Sachs International	USD	912,409	HUF	255,000,000	917,446	5,037
11/30/16	Goldman Sachs International	USD	689,514	PLN	2,700,000	691,245	1,731
11/30/16	Merrill Lynch International	AUD	1,889,000	USD	1,409,371	1,429,984	(20,613)
11/30/16	Merrill Lynch International	NOK	12,910,018	USD	1,519,321	1,530,498	(11,177)
11/30/16	Merrill Lynch International	USD	9,990,902	JPY	1,051,611,320	10,357,263	366,361
11/30/16	Merrill Lynch International	USD	416,357	IDR	5,600,000,000	420,072	3,715
11/30/16	Merrill Lynch International	USD	761,750	JPY	80,000,000	787,916	26,166
11/30/16	RBC Capital Markets Corp.	CAD	1,643,534	USD	1,256,090	1,259,331	(3,241)
01/23/17	Morgan Stanley & Co. LLC	CNY	16,500,201	USD	2,441,358	2,454,957	(13,599)
Total Forward Foreign Currency Contracts—Currency Risk							$ 401,452

Currency Abbreviations:

AUD	—	Australian Dollar	IDR	—	Indonesian Rupiah	PLN	—	Polish Zloty

CAD	—	Canadian Dollar	INR	—	Indian Rupee	RUB	—	Russian Rouble

CNY	—	Chinese Yuan	JPY	—	Japanese Yen	TWD	—	New Taiwan Dollar

EUR	—	Euro	KRW	—	South Korean Won	USD	—	U.S. Dollar

GBP	—	British Pound Sterling	MXN	—	Mexican Peso

HUF	—	Hungarian Forint	NOK	—	Norwegian Krone

                                 Invesco International Total Return Fund

Open Futures Contracts – Interest Rate Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
AUD 10 Year Bond	Short	16	September - 2016	$ (1,670,000)	$ (11,953)
(a)	Futures collateralized by $46,400 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Currency Abbreviations:

AUD — Australian Dollar

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Premiums Received	Notional Value	Value	Unrealized Appreciation
USD vs CNH	Call	Deutsche Bank Securities Inc.	04/26/2017	CNH 7.25	$ 5,012	$ 400,000	$ 2,440	$ 2,572
USD vs CNH	Call	Morgan Stanley & Co. LLC	01/19/2017	CNH 7.20	7,914	1,600,000	4,210	3,704
Total Foreign Currency Options Written—Currency Risk					$ 12,926		$ 6,650	$ 6,276

Abbreviations:

CNH — Chinese Yuan	USD — U.S. Dollar

Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Premiums Received
Beginning of period	USD	2,500,000	$ 16,222	EUR	—	$ —
Written	USD	3,600,000	18,254	EUR	400,000	526
Closed	USD	(1,500,000)	(10,979)	EUR	(400,000)	(526)
Exercised	USD	—	—	EUR	—	—
Expired	USD	(2,600,000)	(10,571)	EUR	—	—
End of period	USD	2,000,000	$ 12,926	EUR	—	$ —

Abbreviations:

EUR — Euro	USD — U.S. Dollar

Open Centrally Cleared Interest Rate Swap Agreements

Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) Inc./CME	Pay	1 Month USD LIBOR	4.90%	06/28/2018	$45,500,000	$(26,371)
Credit Suisse Securities (USA) Inc./CME	Receive	3 Month USD LIBOR	1.38	05/26/2021	9,000,000	(139,627)
Credit Suisse Securities (USA) Inc./CME	Receive	3 Month USD LIBOR	1.64	11/19/2020	2,000,000	(54,409)
Credit Suisse Securities (USA) Inc./CME	Pay	6 Month JPY LIBOR	0.23	07/14/2046	75,000,000	(19,660)
Credit Suisse Securities (USA) Inc./CME	Pay	6 Month JPY LIBOR	0.08	07/14/2046	225,000,000	19,957
Total Interest Rate Swap Agreements – Interest Rate Risk					$(220,110)

Abbreviations:

CME – Chicago Mercantile Exchange	JPY — Japanese Yen	LIBOR – London interbank offer rate

                                 Invesco International Total Return Fund

Open Over-The-Counter Credit Default Swap Agreements – Credit Risk
Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Brazilian Government International Bond	Buy	1.00%	06/20/2021	2.87%	$3,000,000	$332,007	$(77,580)

(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements – Equity Risk
Counterparty	Pay/ Receive	Reference Entity	Fixed/Floating Rate	Number of Contracts	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	Pay	iBOXX USD Liquid High Yield Index	3 Month USD LIBOR	10,000	09/21/2016	USD	1,000,000	$ (32,149)
Goldman Sachs International	Pay	iBOXX USD Liquid High Yield Index	3 Month USD LIBOR	13,000	09/21/2016	USD	1,300,000	(15,620)
Total Swap Agreements - Equity Risk								$ (47,769)

Abbreviations:
LIBOR – London interbank offer rate	USD – U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $64,591,600 and $74,110,465, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,185,267
Aggregate unrealized (depreciation) of investment securities	(808,358)
Net unrealized appreciation of investment securities	$1,376,909
Cost of investments for tax purposes is $45,450,369.

                                 Invesco International Total Return Fund

Invesco Long/Short Equity Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	LSE-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments (a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–88.93%

Advertising–0.14%

Interpublic Group of Cos., Inc. (The)	4,200	$96,852

Aerospace & Defense–6.18%

B/E Aerospace, Inc.	21,900	1,047,587
Huntington Ingalls Industries, Inc.	7,650	1,320,237
L-3 Communications Holdings, Inc.	8,350	1,266,110
Spirit AeroSystems Holdings, Inc. -Class A (b)	17,850	774,333
		4,408,267

Agricultural & Farm Machinery–1.41%

AGCO Corp.	20,850	1,004,136

Agricultural Products–1.91%

Ingredion Inc.	10,250	1,365,710

Air Freight & Logistics–1.02%

Expeditors International of Washington, Inc.	14,750	729,093

Aluminum–1.64%

Alcoa Inc.	110,300	1,171,386

Apparel Retail–1.71%

Urban Outfitters, Inc. (b)	40,850	1,221,415

Apparel, Accessories & Luxury Goods–4.94%

Lululemon Athletica Inc. (b)	16,600	1,288,990
PVH Corp.	11,000	1,111,660
Ralph Lauren Corp.	11,500	1,128,035
		3,528,685

Application Software–1.17%

Nuance Communications, Inc. (b)	51,950	834,837

Auto Parts & Equipment–1.18%

Lear Corp.	7,400	839,530

Biotechnology–1.64%

United Therapeutics Corp. (b)	9,650	1,167,746

Commodity Chemicals–0.35%

Westlake Chemical Corp.	5,400	246,996

Communications Equipment–3.08%

F5 Networks, Inc. (b)	9,900	1,221,858
Juniper Networks, Inc.	43,050	976,804
		2,198,662

Computer & Electronics Retail–0.56%

Best Buy Co., Inc.	12,000	403,200

	Shares	Value

Construction & Engineering–5.23%

Fluor Corp.	22,250	$1,190,820
Jacobs Engineering Group, Inc. (b)	21,600	1,156,032
Quanta Services, Inc. (b)	54,200	1,387,520
		3,734,372

Construction Machinery & Heavy Trucks–2.85%

Allison Transmission Holdings, Inc.	40,600	1,170,092
Cummins Inc.	7,050	865,528
		2,035,620

Consumer Finance–2.15%

Navient Corp.	91,350	1,297,170
Santander Consumer USA Holdings Inc. (b)	21,700	238,483
		1,535,653

Data Processing & Outsourced Services–2.90%

Western Union Co. (The)	55,100	1,102,000
Xerox Corp.	93,820	966,346
		2,068,346

Electric Utilities–0.44%

Entergy Corp.	3,820	310,910

Gas Utilities–0.52%

National Fuel Gas Co.	6,550	370,141

Gold–0.35%

Newmont Mining Corp.	5,750	253,000

Health Care Equipment–0.66%

Hologic, Inc. (b)	12,200	469,578

Health Care Facilities–0.15%

Quorum Health Corp. (b)	9,950	108,356

Home Furnishings–0.50%

Leggett & Platt, Inc.	6,750	354,848

Human Resource & Employment Services–1.74%

ManpowerGroup Inc.	17,850	1,238,790

Industrial Machinery–1.38%

Parker-Hannifin Corp.	8,600	982,034

Industrial REIT’s–0.34%

Prologis, Inc.	4,400	239,756

Integrated Oil & Gas–0.09%

Cenovus Energy Inc. (Canada)	4,600	65,780

Integrated Telecommunication Services–0.22%

CenturyLink Inc.	5,000	157,200

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

	Shares	Value

Internet Software & Services–3.50%

Akamai Technologies, Inc. (b)	19,850	$1,003,020
IAC/InterActiveCorp	6,800	394,128
VeriSign, Inc. (b)	12,700	1,099,947
		2,497,095

Investment Banking & Brokerage–1.46%

E*TRADE Financial Corp. (b)	41,650	1,044,582

IT Consulting & Other Services–2.88%

CGI Group Inc. -Class A (Canada)(b)	1,250	60,675
Leidos Holdings, Inc.	23,350	1,167,733
Teradata Corp. (b)	29,150	827,277
		2,055,685

Leisure Products–0.48%

Hasbro, Inc.	4,250	345,228

Life & Health Insurance–1.76%

Unum Group	37,550	1,254,545

Mortgage REIT’s–2.58%

Annaly Capital Management Inc.	64,650	709,857
American Capital Agency Corp.	57,900	1,134,261
		1,844,118

Oil & Gas Drilling–4.24%

Ensco PLC -Class A	106,900	980,273
Noble Corp. PLC (United Kingdom)	94,900	700,362
Transocean Ltd.	122,550	1,346,824
		3,027,459

Oil & Gas Exploration & Production–5.99%

Apache Corp.	19,600	1,029,000
Continental Resources, Inc. (b)	25,950	1,143,097
Crescent Point Energy Corp. (Canada)	32,800	479,864
Denbury Resources Inc.	134,150	389,035
Newfield Exploration Co. (b)	28,500	1,234,050
		4,275,046

Oil & Gas Refining & Marketing–1.62%

Tesoro Corp.	14,650	1,115,598
Valero Energy Corp.	850	44,438
		1,160,036

Office REIT’s–3.50%

Alexandria Real Estate Equities, Inc.	2,450	275,135
Boston Properties, Inc.	8,300	1,179,679
SL Green Realty Corp.	8,850	1,042,707
		2,497,521

Packaged Foods & Meats–1.47%

Campbell Soup Co.	850	52,930
JM Smucker Co. (The)	4,300	662,888
Pilgrim’s Pride Corp. (b)	14,350	333,637
		1,049,455

	Shares	Value

Pharmaceuticals–1.65%

Jazz Pharmaceuticals PLC (b)	7,800	$1,177,566

Reinsurance–0.35%

Reinsurance Group of America, Inc.	2,500	248,125

Restaurants–1.80%

Darden Restaurants, Inc.	17,950	1,105,002
McDonald’s Corp.	1,500	176,475
		1,281,477

Retail REIT’s–0.07%

Urban Edge Properties	1,725	51,594

Semiconductor Equipment–0.41%

Applied Materials, Inc.	11,200	294,448

Semiconductors–0.36%

NVIDIA Corp.	2,900	165,590
Xilinx, Inc.	1,850	94,498
		260,088

Soft Drinks–0.38%

Dr Pepper Snapple Group, Inc.	2,750	270,903

Specialty Chemicals–0.61%

W.R. Grace & Co.	5,800	434,246

Steel–1.70%

Nucor Corp.	22,600	1,212,264

Systems Software–0.27%

CA, Inc.	5,550	192,308

Technology Hardware, Storage & Peripherals–3.33%

HP Inc.	90,600	1,269,306
NetApp, Inc.	41,950	1,105,382
		2,374,688

Trading Companies & Distributors–1.97%

HD Supply Holdings Inc. (b)	38,800	1,404,172
Total Common Stocks & Other Equity Interests (Cost $59,059,939)		63,393,548

Money Market Funds–3.82%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	1,362,496	1,362,496
Premier Portfolio –Institutional Class, 0.36% (c)	1,362,495	1,362,495
Total Money Market Funds (Cost $2,724,991)		2,724,991
TOTAL INVESTMENTS–92.65% (Cost $61,784,930)		66,118,539
OTHER ASSETS LESS LIABILITIES–7.35%		5,247,861
NET ASSETS–100.00%		$71,366,400

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities - Long	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	$71,318,830	$369,561(2)	$71,581,172
Equity Securities - Short	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	(71,755,569)	(221,241)(3)	(71,940,991)
Total Return Swap Agreements – Equity Risk					$148,320
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $107,219 of dividends receivable and fees from the Fund to the Counterparty.
(3)	Amount includes $(35,819) of dividends payable and fees from the Fund to the Counterparty.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of July 31, 2016.

	Shares	Value

Equity Securities - Long

Aerospace & Defense

Boeing Co. (The)	8,900	$1,189,574
L-3 Communications Holdings, Inc.	800	121,304
Spirit AeroSystems, Inc.	4,900	212,562
		1,523,440

Agricultural & Farm Machinery

AGCO Corp.	350	16,856

Air Freight & Logistics

Expeditors International of Washington, Inc.	7,300	360,839

Apparel, Accessories & Luxury Goods

PVH Corp.	1,050	106,113

Application Software

Citrix Systems, Inc.	14,900	1,328,037
Nuance Communications, Inc.	18,800	302,116
		1,630,153

Auto Parts & Equipment

Lear Corp.	3,200	363,040

Biotechnology

AbbVie Inc.	19,050	1,261,681
Amgen Inc.	7,250	1,247,218
Biogen Inc.	4,700	1,362,671
Gilead Sciences, Inc.	13,000	1,033,110
Incyte Corp.	7,000	631,470
United Therapeutics Corp.	250	30,252
		5,566,402

Broadcasting

CBS Corp. -Class B	20,050	1,047,011

Cable & Satellite

Comcast Corp. -Class A	17,900	1,203,775

Commodity Chemicals

LyondellBasell Industries N.V. -Class A	13,050	982,143

Communications Equipment

Cisco Systems, Inc.	39,050	1,192,197
F5 Networks, Inc.	1,400	172,788
Juniper Networks, Inc.	750	17,017
Motorola Solutions, Inc.	15,900	1,103,142
		2,485,144

Computer & Electronics Retail

Best Buy Co., Inc.	23,600	792,960

	Shares	Value

Consumer Finance

American Express Co.	12,800	$825,088
Discover Financial Services	19,100	1,085,644
Santander Consumer USA Holdings Inc.	1,800	19,782
		1,930,514

Data Processing & Outsourced Services

Alliance Data Systems Corp.	4,600	1,065,452
Fiserv Inc.	10,750	1,186,370
Western Union Co. (The)	750	15,000
Xerox Corp.	18,580	191,374
		2,458,196

Diversified Banks

Citigroup Inc.	25,950	1,136,869

Electric Utilities

Entergy Corp.	480	39,067
Exelon Corp.	33,200	1,237,696
FirstEnergy Corp.	32,000	1,117,440
		2,394,203

Electrical Components & Equipment

Eaton Corp. PLC	18,450	1,169,915

Environmental & Facilities Services

Waste Management, Inc.	16,650	1,100,898

Food Distributors

Sysco Corp.	23,250	1,204,118

Gold

Barrick Gold Corp. (Canada)	66,900	1,462,434
Goldcorp Inc. (Canada)	69,150	1,236,402
Newmont Mining Corp.	28,000	1,232,000
		3,930,836

Health Care Distributors

McKesson Corp.	5,450	1,060,352

Health Care Equipment

Hologic Inc.	19,300	742,857

Health Care Facilities

HCA Holdings, Inc.	15,400	1,187,802

Home Furnishings

Leggett & Platt, Inc.	1,150	60,455

Hypermarkets & Super Centers

Wal-Mart Stores Inc.	15,700	1,145,629

Industrial REIT’s

Prologis Inc.	20,400	1,111,596

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

	Shares	Value

Integrated Oil & Gas

Cenovus Energy Inc. (Canada)	18,350	$262,405
Occidental Petroleum Corp.	14,200	1,061,166
		1,323,571

Integrated Telecommunication Services

AT&T Inc.	28,150	1,218,614
CenturyLink Inc.	34,750	1,092,540
Verizon Communications Inc.	21,050	1,166,380
		3,477,534

Internet Software & Services

eBay Inc.	45,150	1,406,874
Facebook Inc.	2,650	328,441
IAC/InterActiveCorp	5,000	289,800
		2,025,115

Investment Banking & Brokerage

Goldman Sachs Group Inc., (The)	6,650	1,056,086

IT Consulting & Other Services

Teradata Corp.	12,600	357,588

Leisure Products

Hasbro, Inc.	200	16,246
Mattel Inc.	32,350	1,079,843
		1,096,089

Life & Health Insurance

Aflac Inc.	15,450	1,116,726
Prudential Financial, Inc.	15,500	1,166,995
Sun Life Financial, Inc. (Canada)	10,300	339,694
		2,623,415

Mortgage REIT’s

Annaly Capital Management, Inc.	39,700	435,906

Office REIT’s

SL Green Realty Corp.	400	47,128

Oil & Gas Drilling

Ensco PLC	6,300	57,771

Oil & Gas Exploration & Production

Apache Corp.	1,100	57,750
Canadian Natural Resources Ltd. (Canada)	40,750	1,231,873
Prairiesky Royalty Ltd. (Canada)	815	15,729
		1,305,352

Oil & Gas Refining & Marketing

Valero Energy Corp.	19,800	1,035,144

Packaged Foods & Meats

Campbell Soup Co.	16,950	1,055,476
ConAgra Foods, Inc.	24,750	1,157,310
J.M. Smucker Co. (The)	2,950	454,772
Pilgrim’s Pride Corp.	4,300	99,975
Tyson Foods, Inc. -Class A	16,550	1,218,080
		3,985,613

	Shares	Value

Pharmaceuticals

Johnson & Johnson	9,650	$1,208,470
Merck & Co., Inc.	20,400	1,196,664
		2,405,134

Restaurants

McDonald’s Corp.	7,500	882,375

Retail REIT’s

Brixmor Property Group Inc.	1,300	36,920
General Growth Properties, Inc.	40,500	1,293,975
		1,330,895

Semiconductor Equipment

Applied Materials, Inc.	35,400	930,666

Semiconductors

Intel Corp.	35,050	1,221,843
Maxim Integrated Products, Inc.	30,700	1,251,946
NVIDIA Corp	22,600	1,290,460
Qualcomm Inc.	21,350	1,336,083
Texas Instruments Inc.	19,250	1,342,688
Xilinx, Inc.	21,150	1,080,342
		7,523,362

Soft Drinks

Dr Pepper Snapple Group, Inc.	8,800	866,888

Specialty Properties

Public Storage	4,200	1,003,464

Systems Software

CA Inc.	30,300	1,049,895

Technology Hardware, Storage & Peripherals

NetApp, Inc.	1,900	50,065
Total Equity Securities - Long		71,581,172

Equity Securities - Short

Airport Services

Macquarie Infrastructure Corp.	(14,100)	(1,080,765)

Alternative Carriers

Level 3 Communications, Inc.	(6,950)	(351,670)

Apparel, Accessories & Luxury Goods

Fossil Group, Inc.	(16,900)	(534,040)
Gildan Activewear Inc. (Canada)	(14,200)	(416,202)
Hanesbrands, Inc.	(37,000)	(986,420)
Under Armour, Inc.,
-Class A	(16,100)	(635,306)
-Class C	(12,135)	(433,220)
		(3,005,188)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

	Shares	Value

Application Software

Splunk Inc.	(18,000)	$(1,125,720)
SS&C Technologies Holdings, Inc.	(34,200)	(1,101,924)
		(2,227,644)

Asset Management & Custody Banks

Brookfield Asset Management Inc. (Canada)	(31,250)	(1,080,312)

Automobile Manufacturers

General Motors Co.	(33,450)	(1,055,013)
Tesla Motors, Inc.	(1,250)	(293,488)
		(1,348,501)

Automotive Retail

AutoNation, Inc.	(20,750)	(1,107,012)
CarMax, Inc.	(18,350)	(1,069,071)
		(2,176,083)

Biotechnology

Alnylam Pharmaceuticals Inc.	(15,650)	(1,065,452)
BioMarin Pharmaceutical Inc.	(2,900)	(288,318)
Puma Biotechnology, Inc.	(11,500)	(573,735)
		(1,927,505)

Casinos & Gaming

Wynn Resorts Ltd.	(10,450)	(1,023,578)

Commodity Chemicals

Methanex Corp. (Canada)	(30,100)	(843,402)

Consumer Electronics

Harman International Industries, Inc.	(13,150)	(1,086,716)

Data Processing & Outsourced Services

MasterCard, Inc. -Class A	(11,400)	(1,085,736)
Visa Inc. -Class A	(13,650)	(1,065,382)
		(2,151,118)

Diversified Banks

Wells Fargo & Co.	(20,900)	(1,002,573)

Environmental & Facilities Services

Stericycle, Inc.	(10,050)	(907,213)

Fertilizers & Agricultural Chemicals

CF Industries Holdings, Inc.	(42,200)	(1,041,496)

Gold

Franco-Nevada Corp. (Canada)	(14,250)	(1,097,677)

Health Care Distributors

Patterson Cos. Inc.	(8,050)	(397,348)

Health Care Equipment

DexCom Inc.	(12,050)	(1,111,371)

Health Care Facilities

Brookdale Senior Living Inc.	(57,550)	(1,062,948)
Tenet Healthcare Corp.	(34,850)	(1,066,759)
		(2,129,707)

	Shares	Value

Health Care REIT’s

HCP, Inc.	(27,700)	$(1,086,671)

Homebuilding

PulteGroup Inc.	(48,500)	(1,027,230)

Hotels, Resorts & Cruise Lines

Norwegian Cruise Line Holdings Ltd.	(25,450)	(1,084,170)

Industrial Machinery

Middleby Corp. (The)	(2,550)	(306,969)

Integrated Oil & Gas

Chevron Corp.	(10,450)	(1,070,916)
Exxon Mobil Corp.	(11,500)	(1,022,925)
		(2,093,841)

Internet Retail

Amazon.com, Inc.	(1,420)	(1,077,510)
Netflix Inc.	(11,650)	(1,063,063)
		(2,140,573)

Internet Software & Services

Alphabet Inc.,
-Class A	(1,285)	(1,016,872)
-Class C	(95)	(73,035)
Twitter, Inc.	(68,000)	(1,131,520)
		(2,221,427)

Investment Banking & Brokerage

Charles Schwab Corp. (The)	(37,350)	(1,061,487)

Life Sciences Tools & Services

Illumina, Inc.	(6,600)	(1,097,910)

Multi-Sector Holdings

FNFV Group	(30,650)	(365,654)

Oil & Gas Equipment & Services

Core Laboratories N.V.	(8,100)	(946,161)
Halliburton Co.	(24,950)	(1,089,317)
Schlumberger Ltd.	(13,150)	(1,058,838)
Weatherford International PLC	(187,150)	(1,063,012)
		(4,157,328)

Oil & Gas Exploration & Production

Devon Energy Corp.	(29,650)	(1,135,002)
Murphy Oil Corp.	(30,050)	(824,272)
Whiting Petroleum Corp.	(88,650)	(653,351)
		(2,612,625)

Oil & Gas Refining & Marketing

Marathon Petroleum Corp.	(27,800)	(1,095,042)

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(26,050)	(1,089,672)
Pembina Pipeline Corp. (Canada)	(19,850)	(578,231)
Plains GP Holdings, L.P. -Class A	(100,200)	(1,064,124)
		(2,732,027)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

	Shares	Value

Paper Packaging

WestRock Co.	(17,400)	$(746,634)

Pharmaceuticals

Allergan PLC	(4,120)	(1,042,154)
Endo International PLC	(60,350)	(1,047,676)
		(2,089,830)

Property & Casualty Insurance

XL Group Ltd. (Ireland)	(32,500)	(1,124,825)

Railroads

Canadian Pacific Railway Ltd. (Canada)	(7,300)	(1,093,394)

Real Estate Development

Howard Hughes Corp. (The)	(9,000)	(1,075,140)

Real Estate Services

Jones Lang LaSalle Inc.	(9,750)	(1,067,332)

Restaurants

Chipotle Mexican Grill, Inc.	(2,500)	(1,059,975)
Domino’s Pizza, Inc.	(7,250)	(1,067,925)
		(2,127,900)

Semiconductors

Micron Technology, Inc.	(75,550)	(1,038,057)
Skyworks Solutions, Inc.	(14,200)	(937,484)
		(1,975,541)

Soft Drinks

Monster Beverage Corp.	(4,800)	(771,024)

	Shares	Value

Specialized Finance

FactSet Research Systems Inc.	(6,200)	$(1,066,152)
Intercontinental Exchange, Inc.	(3,050)	(805,810)
Moody’s Corp.	(10,200)	(1,081,302)
		(2,953,264)

Specialty Properties

Equinix, Inc.	(2,820)	(1,051,493)

Specialty Stores

Signet Jewelers Ltd.	(5,600)	(492,296)
Tractor Supply Co.	(2,350)	(215,378)
		(707,674)

Steel

Allegheny Technologies, Inc.	(38,000)	(676,780)

Systems Software

FireEye, Inc.	(60,000)	(1,045,200)
ServiceNow, Inc.	(14,650)	(1,097,578)
Tableau Software, Inc.	(19,100)	(1,079,341)
		(3,222,119)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(12,250)	(164,027)

Tobacco

Reynolds American Inc.	(20,300)	(1,016,218)

Trucking

Ryder System, Inc.	(15,250)	(1,004,975)
Total Equity Securities - Short		(71,940,991)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco Long/Short Equity Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

                                 Invesco Long/Short Equity Fund

D.	Swap Agreements – (continued)

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$66,118,539	$—	$—	$66,118,539
Swap Agreements*	—	148,320	—	148,320
Total Investments	$66,118,539	$148,320	$—	$66,266,859
*	Unrealized appreciation.

                                 Invesco Long/Short Equity Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements	369,561	(221,241)

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity Risk	$(5,259,317)
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(117,802)
Total	$(5,377,119)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$111,253,522

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $70,132,349 and $31,759,915, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,967,903
Aggregate unrealized (depreciation) of investment securities	(1,912,030)
Net unrealized appreciation of investment securities	$4,055,873
Cost of investments for tax purposes is $62,062,666.

                                 Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	LVEM-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.54%

Brazil–10.49%

Ambev S.A. -ADR	90,800	$524,824
Braskem S.A. -Class A -Preference Shares	83,300	476,294
Companhia Energetica de Minas Gerais -ADR	216,638	600,088
Cosan S.A. Industria e Comercio	56,400	592,265
Equatorial Energia S.A.	7,400	126,730
Kroton Educacional S.A.	115,400	513,917
Multiplus S.A.	43,400	572,465
Smiles S.A.	39,900	639,384
Transmissora Alianca de Energia Eletrica S.A.	71,000	567,124
		4,613,091

Chile–5.33%

Aguas Andinas S.A. -Class A	710,716	428,196
Banco de Chile	2,329,881	258,287
Cencosud S.A.	183,058	520,642
Enersis Américas S.A. -ADR	45,319	393,369
Enersis Chile S.A.	3,530,159	409,277
Itaú CorpBanca	38,467,428	334,397
		2,344,168

China–7.05%

China Communication Services Corp. Ltd. -Class H	592,000	321,242
China Vanke Co., Ltd. -Class H	225,500	509,805
Chongqing Rural Commercial Bank Co., Ltd. -Class H	1,153,000	605,859
Guangzhou Automobile Group Co. Ltd. -Class H	286,000	368,248
Jiangsu Expressway Co. Ltd. -Class H	134,000	189,297
Lao Feng Xiang Co., Ltd. -Class B	102,400	367,923
Longfor Properties Co. Ltd.	397,500	543,089
Yantai Changyu Pioneer Wine Co. Ltd. -Class B	64,900	194,312
		3,099,775

India–11.95%

Bharat Electronics Ltd.	29,172	539,212
Bharat Petroleum Corp. Ltd.	75,549	668,320
Hero MotoCorp Ltd.	10,719	511,734
Hindustan Petroleum Corp. Ltd.	38,614	727,208
ITC Ltd.	116,877	440,415
Marico Ltd.	147,087	624,069
NHPC Ltd.	660,346	249,373
Reliance Infrastructure Ltd.	70,072	636,152
Sun TV Network Ltd.	83,829	561,821
Vedanta Ltd.	120,856	297,998
		5,256,302

	Shares	Value

Indonesia–0.59%

PT AKR Corporindo Tbk	504,200	$260,010

Malaysia–6.18%

AirAsia Berhad	772,600	555,922
Berjaya Sports Toto Berhad	184,600	148,915
MISC Berhad	260,900	481,889
PPB Group Berhad	45,300	178,259
Public Bank Berhad	124,300	596,126
Telekom Malaysia Berhad	116,900	196,367
Tenaga Nasional Berhad	158,400	560,205
		2,717,683

Mexico–9.20%

Alpek S.A.B. de C.V.	290,100	514,499
Arca Continental S.A.B. de C.V.	48,600	312,301
Coca-Cola Femsa, S.A.B. de C.V. -Series L	60,300	472,660
Gentera S.A.B. de C.V.	308,200	572,237
Gruma, S.A.B. de C.V. - Class B	15,260	219,652
Industrias Bachoco, S.A.B. de C.V. -Series B	67,900	294,067
Industrias CH, S.A.B. de C.V. -Series B (a)	82,900	332,906
Megacable Holdings S.A.B. de C.V. -Series CPO (b)	68,400	277,194
Nemak, S.A.B. de C.V. (c)	455,900	517,802
Wal-Mart de México, S.A.B. de C.V. -Series V	232,700	531,073
		4,044,391

Philippines–0.91%

Aboitiz Equity Ventures Inc.	242,980	401,956

Poland–1.82%

Powszechny Zaklad Ubezpieczen S.A.	59,792	432,708
Tauron Polska Energia S.A. (a)	462,192	365,322
		798,030

Qatar–0.43%

Qatar Islamic Bank (S.A.Q)	6,376	190,848

Russia–8.01%

ALROSA PJSC (a)	461,463	498,290
Gazprom PAO -ADR	141,604	579,538
Inter RAO UES PJSC	14,927,341	591,362
LUKOIL PJSC	8,556	370,514
Magnitogorsk Iron & Steel Works OJSC	1,386,958	619,972
Moscow Exchange MICEX-RTS PJSC	33,713	57,995
Rostelecom PJSC	231,480	299,944
Sistema JSFC -REGS -GDR	33,467	272,421
Surgutneftegas OAO -Preference Shares	471,579	232,987
		3,523,023

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–10.48%

Bid Corp. Ltd. (a)	23,931	$446,655
Bidvest Group Ltd. (The)	23,931	275,042
KAP Industrial Holdings Ltd.	390,114	182,437
Liberty Holdings Ltd.	67,815	598,604
Life Healthcare Group Holdings Ltd.	87,260	237,361
Nedbank Group Ltd.	42,455	608,779
Reunert Ltd.	54,452	245,229
Sappi Ltd. (a)	116,074	590,664
Sibanye Gold Ltd.	135,585	627,227
Super Group Ltd. (a)	68,235	199,820
Truworths International Ltd.	92,706	596,336
		4,608,154

South Korea–10.45%

Hankook Tire Co. Ltd.	11,838	572,752
HITEJINRO Co., Ltd.	25,055	502,479
Hyundai Development Co.	13,904	549,835
Kangwon Land Inc.	16,349	598,362
KT&G Corp.	5,108	551,728
Lotte Chemical Corp.	315	85,503
Samsung Electronics Co., Ltd.	433	594,861
Woori Bank	66,654	600,947
Yuhan Corp.	1,976	539,756
		4,596,223

Taiwan–5.28%

China Airlines Ltd.	1,048,000	308,298
Chunghwa Telecom Co., Ltd.	150,000	534,267
Lite-On Technology Corp.	380,000	567,544
Powertech Technology Inc.	257,000	653,087
Wan Hai Lines Ltd.	501,000	258,704
		2,321,900

Thailand–6.19%

Airports of Thailand PCL	51,700	586,994
Intouch Holdings PCL -Class F	95,700	164,314
IRPC PCL	3,948,300	561,624
Krung Thai Bank PCL	1,137,000	569,342
Thai Oil PCL	317,800	555,780
Thai Union Group PCL	451,300	283,222
		2,721,276

Turkey–1.16%

TAV Havalimanlari Holding A.S.	96,990	359,302
Turk Traktor ve Ziraat Makineleri A.S.	5,322	149,257
		508,559

United Arab Emirates–2.02%

Aldar Properties PJSC	736,393	578,413
DAMAC Properties Dubai Co. PJSC	485,413	309,763
		888,176
Total Common Stocks & Other Equity Interests (Cost $37,560,728)		42,893,565

	Shares	Value

Money Market Funds–0.13%

Liquid Assets Portfolio –Institutional Class, 0.40% (d)	28,325	$28,325
Premier Portfolio –Institutional Class, 0.36% (d)	28,325	28,325
Total Money Market Funds (Cost $56,650)		56,650
TOTAL INVESTMENTS–97.67% (Cost $37,617,378)		42,950,215
OTHER ASSETS LESS LIABILITIES–2.33%		1,023,572
NET ASSETS–100.00%		$43,973,787

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Each CPO represents two Series A Shares.

(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2016 represented 1.18% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Emerging Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Low Volatility Emerging Markets Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Low Volatility Emerging Markets Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors

                                 Invesco Low Volatility Emerging Markets Fund

market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $1,478,052 and from Level 2 to Level 1 of $5,803,840, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$4,613,091	$—	$—	$4,613,091
Chile	2,344,168	—	—	2,344,168
China	1,931,356	1,168,419	—	3,099,775
India	3,271,206	1,985,096	—	5,256,302
Indonesia	—	260,010	—	260,010
Malaysia	2,161,761	555,922	—	2,717,683
Mexico	3,711,485	—	332,906	4,044,391
Philippines	401,956	—	—	401,956
Poland	798,030	—	—	798,030
Qatar	190,848	—	—	190,848
Russia	272,421	3,250,602	—	3,523,023
South Africa	4,608,154	—	—	4,608,154
South Korea	4,008,241	587,982	—	4,596,223
Taiwan	1,220,089	1,101,811	—	2,321,900
Thailand	586,994	2,134,282	—	2,721,276
Turkey	—	508,559	—	508,559
United Arab Emirates	—	888,176	—	888,176
United States	56,650	—	—	56,650
	30,176,450	12,440,859	332,906	42,950,215
Futures Contracts*	58,743	—	—	58,743
Total Investments	$30,235,193	$12,440,859	$332,906	$43,008,958

*  Unrealized appreciation.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

Open Futures Contracts(a)- Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	Long	16	September-2016	$ 705,200	$58,743

(a)  Futures contracts collateralized by $36,000 cash held with Merrill Lynch, the futures commission merchant.

                                 Invesco Low Volatility Emerging Markets Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $47,644,382 and $14,470,418, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,333,118
Aggregate unrealized (depreciation) of investment securities	(1,029,276)
Net unrealized appreciation of investment securities	$5,303,842
Cost of investments for tax purposes is $37,646,373.

                                 Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Effective July 27, 2016, Invesco Global Markets Strategy Fund

was renamed Invesco Macro Allocation Strategy Fund.

Quarterly Schedule of Portfolio Holdings

July 31, 2016

invesco.com/us	MAS-QTR-1	07/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–65.76%

U.S. Treasury Bills–40.19%(a)

U.S. Treasury Bills (b)	0.45%	08/25/2016	$4,000,000	$3,999,520

U.S. Treasury Bills	0.34%	10/06/2016	7,320,000	7,316,786

U.S. Treasury Bills (b)	0.34%	01/05/2017	3,800,000	3,794,364

U.S. Treasury Bills	0.40%	01/26/2017	4,410,000	4,402,039

				19,512,709

U.S. Treasury Notes–25.57%(c)

U.S. Treasury Floating Rate Notes(b)	0.51%	01/31/2018	6,410,000	6,425,609

U.S. Treasury Floating Rate Notes	0.44%	04/30/2018	3,075,000	3,079,062

U.S. Treasury Floating Rate Notes	0.49%	07/31/2018	2,910,000	2,910,395

				12,415,066

Total U.S. Treasury Securities (Cost $31,904,633)				31,927,775

			Shares

Money Market Funds–33.16%

Liquid Assets Portfolio –Institutional Class, 0.40%(d)			5,918,968	5,918,968

Premier Portfolio –Institutional Class, 0.36%(d)			5,918,968	5,918,968

STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class, 0.50%(d)			4,261,301	4,261,301

Total Money Market Funds (Cost $16,099,237)				16,099,237

TOTAL INVESTMENTS–98.92% (Cost $48,003,870)				48,027,012

OTHER ASSETS LESS LIABILITIES–1.08%				524,255

NET ASSETS–100.00%				$48,551,267

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

	Open Futures Contracts

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)

Brent Crude	Long	6	February-2017	$273,240	$(42,371)

Cocoa	Long	16	December-2016	455,360	(27,291)

Coffee	Long	28	September-2016	1,535,100	4,098

Corn	Long	9	December-2016	154,238	(37,410)

Cotton No.2	Long	7	December-2016	259,140	41,393

Gas Oil	Long	12	December-2016	473,100	(78,531)

Gasoline Reformulated Blendstock Oxygenate Blending	Short	2	September-2016	(110,830)	7,473

Heating Oil	Long	9	December-2016	519,183	(75,885)

Lean Hogs	Short	6	December-2016	(131,400)	23,397

Natural Gas	Long	4	December-2016	132,800	13,586

Silver	Long	19	September-2016	1,932,965	93,478

Soybean	Long	17	November-2016	852,550	(111,659)

Soybean Oil	Short	20	December-2016	(370,200)	6,773

Wheat	Short	18	December-2016	(392,175)	60,578

WTI Crude	Long	14	January-2017	623,140	(100,312)

Subtotal—Commodity Risk					$(222,683)

Dow Jones EURO STOXX 50 Index	Long	75	September-2016	$2,500,910	$103,131

E-Mini S&P 500 Index	Long	60	September-2016	6,504,600	218,568

FTSE 100 Index	Long	78	September-2016	6,891,049	566,915

Hang Seng Index	Long	38	August-2016	5,332,362	(68,964)

Russell 2000 Index Mini	Long	30	September-2016	3,651,000	161,079

Tokyo Stock Price Index	Long	21	September-2016	2,733,941	(19,111)

Subtotal—Equity Risk					$961,618

Australia 10 Year Bonds	Long	17	September-2016	$1,774,375	$30,170

Canada 10 Year Bonds	Long	14	September-2016	1,591,974	36,235

Long Gilt	Long	39	September-2016	6,757,904	387,885

U.S. Treasury 20 Year Bonds	Long	17	September-2016	2,965,438	142,660

Subtotal—Interest Rate Risk					$596,950

Total Futures Contracts					$1,335,885

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Receive	Barclays Capital Soymeal S2 Nearby Excess Return Index	0.30%	750	April-2017	$910,399	$(46,227)

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index (Copper)	0.33%	3,300	October-2016	1,331,362	1,810

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1606 Index (Sugar)	0.41%	4,220	October-2016	1,436,155	(10,268)

Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47%	2,250	February-2017	269,247	967

Canadian Imperial Bank of Commerce	Receive	CIBC Silver Index	0.11%	540	February-2017	64,448	138

Goldman Sachs New York	Receive	S&P GSCI Sugar Excess Return	0.37%	2,740	March-2017	768,066	(21,506)

Goldman Sachs New York	Receive	S&P GSCI Corn Excess Return	0.15%	7,800	October-2016	222,304	(3,668)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements-(continued)
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Receive	S&P GSCI Cotton Excess Return	0.20%	10,700	October-2016	$ 381,518	$ 50,967
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.23%	230	June-2017	43,462	(2,223)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09%	5,100	October-2016	562,318	10,981
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14%	9,150	June-2017	1,582,477	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30%	330	June-2017	48,040	905
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Excess Return Index	0.38%	14,850	October-2016	1,363,826	(10,444)
Total Swap Agreements —Commodity Risk							$ (28,568)

Notes to consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 3.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 -- Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), formerly Invesco Global Markets Strategy Fund, will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees.

Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked

Invesco Macro Allocation Strategy Fund

A.	Security Valuations – (continued)

prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Macro Allocation Strategy Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to

Invesco Macro Allocation Strategy Fund

H.	Swap Agreements – (continued)

maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco Macro Allocation Strategy Fund

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Money Market Funds	$16,099,237	$—	$—	$16,099,237

U.S. Treasury Securities	—	31,927,775	—	31,927,775

	16,099,237	31,927,775	—	48,027,012

Futures Contracts*	1,335,885	—	—	1,335,885

Swap Agreements*	—	(28,568)	—	(28,568)

Total Investments	$17,435,122	$31,899,207	$—	$49,334,329

 *  Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities

Commodity risk:
Futures contracts	$250,776	$ (473,459)

Swap agreements	65,768	(94,336)

Equity risk:
Futures contracts	1,049,693	(88,075)

Interest rate risk:
Futures contracts	596,950	—

Total	$1,963,187	$(655,870)

Invesco Macro Allocation Strategy Fund

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Futures Contracts	Swap Agreements

Realized Gain (Loss):
Commodity Risk	$7,326,892	$1,539,965

Equity Risk	(3,368,510)	—

Interest Rate Risk	4,314,932	—

Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	(1,424,684)	(192,408)

Equity Risk	(843,474)	—

Interest Rate Risk	298,457	—

Total	$6,303,613	$1,347,557

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements

Average notional value	$103,915,051	$8,698,436

NOTE 4 -- Investment Securities

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during nine months ended July 31, 2016 was $0 and $4,575,204, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,755,548

Aggregate unrealized (depreciation) of investment securities	(1,732,406)

Net unrealized appreciation of investment securities	$23,142

Cost of investments is the same for tax and financial purposes.

Invesco Macro Allocation Strategy Fund

Invesco Macro International Equity Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	MIE-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–90.87%

Australia–10.33%

AGL Energy Ltd.	991	$15,460
Amcor Ltd.	1,146	13,104
AMP Ltd.	3,309	14,646
APA Group	2,077	15,351
Aristocrat Leisure Ltd.	1,402	16,983
Asciano Ltd.	1,631	11,341
ASX Ltd.	402	15,151
Aurizon Holdings Ltd.	3,983	15,764
Australia and New Zealand Banking Group Ltd.	733	14,340
BHP Billiton Ltd.	993	14,797
BHP Billiton PLC	2,242	28,415
Brambles Ltd.	1,433	14,670
Caltex Australia Ltd.	524	13,224
Challenger Ltd.	1,648	11,852
Cochlear Ltd.	140	14,138
Commonwealth Bank of Australia	243	14,244
Computershare Ltd.	1,415	9,568
CSL Ltd.	157	14,102
DEXUS Property Group	2,086	15,506
DUET Group	6,152	12,576
Goodman Group	2,584	14,828
GPT Group (The)	3,278	13,990
Healthscope Ltd.	5,144	11,571
Incitec Pivot Ltd.	4,538	9,934
Insurance Australia Group Ltd.	3,145	14,385
Lendlease Group	1,173	11,987
Macquarie Group Ltd.	247	14,011
Mirvac Group	8,402	14,022
National Australia Bank Ltd.	695	14,063
Newcrest Mining Ltd. (a)	931	17,896
Oil Search Ltd.	2,444	13,347
Origin Energy Ltd.	3,309	13,901
Qantas Airways Ltd.	4,130	9,855
QBE Insurance Group Ltd.	1,483	12,395
Ramsay Health Care Ltd.	255	15,295
Santos Ltd.	3,958	13,278
Scentre Group	3,991	16,093
SEEK Ltd.	902	11,471
Sonic Healthcare Ltd.	856	14,982
South32 Ltd. (a)	10,990	15,400
Stockland	4,053	15,524
Suncorp Group Ltd.	1,440	14,733
Sydney Airport	2,588	14,889
Tatts Group Ltd.	3,883	12,208
Telstra Corp. Ltd.	3,292	14,455
Transurban Group	1,549	14,785
Treasury Wine Estates Ltd.	1,707	12,544
Vicinity Centres	5,644	14,866
Wesfarmers Ltd.	455	14,875
Westfield Corp.	1,725	14,019

	Shares	Value

Australia–(continued)

Westpac Banking Corp.	614	$14,555
Woodside Petroleum Ltd.	685	13,858
Woolworths Ltd.	848	15,125
		754,372

Austria–0.17%

Erste Group Bank AG	239	6,333
Voestalpine AG	177	6,237
		12,570

Belgium–0.40%

Ageas	149	5,012
Anheuser-Busch InBev SA/NV	48	6,187
KBC Groep N.V. (a)	103	5,352
Solvay S.A.	60	6,225
UCB S.A.	83	6,492
		29,268

Brazil–0.50%

Ambev S.A.	1,200	6,958
BRF S.A.	400	6,698
Engie Brasil Energia SA	600	7,811
Transmissora Alianca de Energia Eletrica S.A. (b)	1,000	7,988
Ultrapar Participacoes S.A.	300	6,850
		36,305

Chile–1.05%

Banco de Chile	108,377	12,014
Banco de Credito e Inversiones (BCI)	180	8,109
Banco Santander Chile	165,948	8,501
Cencosud S.A.	2,107	5,993
Empresa Nacional de Electricidad S.A.	9,150	8,345
Empresas CMPC S.A.	2,963	6,207
Empresas COPEC S.A.	840	7,610
Enersis Américas S.A.	35,927	6,300
S.A.C.I. Falabella	1,128	8,292
Sonda S.A.	2,985	5,463
		76,834

China–1.03%

AAC Technologies Holdings Inc.	1,500	14,036
Agricultural Bank of China Ltd. -Class H	16,000	5,893
Bank of China Ltd. -Class H	13,000	5,365
China CITIC Bank Corp. Ltd. -Class H	10,000	6,338
China Construction Bank Corp. -Class H	9,000	6,032
China Mobile Ltd.	500	6,210
CITIC Ltd.	4,000	6,042
CSPC Pharmaceutical Group Ltd.	12,000	10,379
Hengan International Group Co. Ltd.	500	4,213
Industrial & Commercial Bank of China Ltd. -Class H	10,000	5,658

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

China–(continued)

Qinqin Foodstuffs Group (Cayman) Co. Ltd. (a)	100	$37
Tencent Holdings Ltd.	200	4,808
		75,011

Colombia–0.15%

Bancolombia S.A. -Preference Shares	616	5,275
Grupo de Inversiones Suramericana S.A.	439	5,477
		10,752

Czech Republic–0.16%

CEZ A.S.	306	5,779
Komercni Banka A.S.	155	6,097
		11,876

Denmark–1.04%

A.P. Moeller - Maersk A/S -Class B	7	9,500
Carlsberg A/S -Class B	89	8,835
Coloplast A/S -Class B	114	8,943
Danske Bank A/S	293	7,961
Genmab AS (a)	45	8,156
Novo Nordisk A/S -Class B	146	8,318
Novozymes A/S -Class B	175	8,587
Pandora A/S	57	7,419
Vestas Wind Systems A/S	116	8,096
		75,815

Finland–0.54%

Fortum Oyj	399	6,623
Kone Oyj -Class B	134	6,784
Nokia Oyj	1,099	6,315
Sampo Oyj -Class A	140	5,801
UPM-Kymmene Oyj	320	6,593
Wartsila OYJ Abp	144	6,249
		38,365

France–3.88%

Accor S.A.	130	5,439
Air Liquide S.A.	58	6,185
Airbus Group SE	103	6,060
Arkema S.A.	76	6,488
Atos SE	68	6,664
AXA S.A.	245	4,993
BNP Paribas S.A.	112	5,553
Bouygues S.A.	192	5,679
Bureau Veritas S.A.	280	6,081
Capgemini S.A.	63	6,053
Carrefour S.A.	227	5,685
Christian Dior SE	37	6,690
Cie Generale des Etablissements Michelin	63	6,440
Compagnie de Saint-Gobain	135	5,719
Credit Agricole S.A.	639	5,657
Danone	88	6,776
Dassault Systemes S.A.	79	6,523
Engie SA	409	6,732
Essilor International S.A.	47	6,018

	Shares	Value

France–(continued)

Hermes International	17	$7,313
Kering	37	7,027
Klepierre	135	6,463
L’Oreal S.A.	34	6,471
Legrand S.A.	113	6,234
LVMH Moet Hennessy Louis Vuitton S.E.	38	6,516
Orange S.A.	359	5,494
Pernod Ricard S.A.	56	6,398
Peugeot S.A. (a)	397	5,984
Publicis Groupe S.A.	89	6,626
Renault S.A.	69	6,036
Safran S.A.	86	5,845
Sanofi	76	6,469
Schneider Electric S.E.	96	6,280
SCOR S.E.	191	5,580
Societe Generale S.A.	149	5,078
Sodexo S.A.	59	6,909
SUEZ	371	6,020
Technip S.A.	115	6,418
Thales S.A.	72	6,559
TOTAL S.A.	127	6,104
Unibail-Rodamco S.E.	22	6,053
Valeo S.A.	120	6,157
Veolia Environnement S.A.	272	6,039
Vinci S.A.	82	6,222
Vivendi S.A.	319	6,271
Zodiac Aerospace	253	5,699
		283,700

Germany–3.21%

adidas AG	47	7,710
Allianz S.E.	39	5,593
BASF S.E.	83	6,519
Bayer AG	62	6,669
Bayerische Motoren Werke AG	76	6,546
Beiersdorf AG	66	6,197
Brenntag AG	117	5,808
Commerzbank AG	751	4,950
Continental AG	29	6,078
Daimler AG	93	6,323
Deutsche Bank AG (a)	368	4,947
Deutsche Boerse AG	69	5,793
Deutsche Lufthansa AG	444	5,276
Deutsche Post AG	212	6,325
Deutsche Telekom AG	349	5,940
Deutsche Wohnen AG	189	7,072
E.ON S.E.	632	6,777
Fresenius Medical Care AG & Co. KGaA	73	6,672
Fresenius S.E. & Co. KGaA	86	6,421
GEA Group AG	126	6,723
HeidelbergCement AG	77	6,519
Henkel AG & Co. KGaA -Preference Shares	53	6,600
Infineon Technologies AG	419	6,932
K+S AG	265	5,535
Linde AG	40	5,755
Merck KGaA	65	7,176

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

Germany–(continued)

Metro AG	190	$6,113
Muenchener Rueckversicherungs-Gesellschaft AG	34	5,671
Porsche Automobil Holding S.E. -Preference Shares	114	5,973
ProSiebenSat.1 Media SE	124	5,668
RWE AG (a)	475	8,445
SAP S.E.	77	6,749
Siemens AG	61	6,622
Symrise AG	98	6,906
thyssenkrupp AG	279	6,394
Volkswagen AG -Preference Shares	44	6,187
Vonovia SE	179	7,093
		234,677

Hong Kong–4.80%

AIA Group Ltd.	2,200	13,672
Bank of East Asia, Ltd. (The)	3,200	13,268
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,860
Cheung Kong Property Holdings Ltd.	2,000	14,341
CK Hutchison Holdings Ltd.	1,000	11,704
CLP Holdings Ltd.	1,500	15,647
Galaxy Entertainment Group Ltd.	4,000	13,348
Hang Lung Properties Ltd.	6,000	12,992
Hang Seng Bank Ltd.	700	12,526
Henderson Land Development Co. Ltd.	2,441	14,496
Hong Kong & China Gas Co. Ltd.	7,103	13,149
Hong Kong Exchanges & Clearing Ltd.	500	12,342
Hongkong Land Holdings Ltd.	2,200	14,143
Jardine Matheson Holdings Ltd.	200	11,860
Jardine Strategic Holdings Ltd.	500	15,300
Link REIT	2,000	14,926
MTR Corp. Ltd.	3,000	17,001
New World Development Co. Ltd.	12,000	13,951
Power Assets Holdings Ltd.	1,500	14,711
Sands China Ltd.	3,600	13,790
Sino Land Co. Ltd.	8,000	14,316
Sun Hung Kai Properties Ltd.	1,000	14,277
Swire Pacific Ltd. -Class A	1,000	11,973
Techtronic Industries Co. Ltd.	3,000	12,702
WH Group Ltd. -REGS (c)	15,000	11,845
Wharf Holdings Ltd. (The)	2,000	13,820
		350,960

Hungary–0.27%

MOL Hungarian Oil and Gas PLC	110	6,897
OTP Bank Nyrt.	231	5,626
Richter Gedeon Nyrt	324	6,848
		19,371

India–0.32%

HDFC Bank Ltd. -ADR	96	6,650
Infosys Ltd. -ADR	297	4,879
Reliance Industries Ltd. -GDR -REGS(c)	185	5,578
Wipro Ltd. -ADR	556	6,305
		23,412

	Shares	Value

Indonesia–0.19%

PT Bank Central Asia Tbk	6,300	$6,951
PT Telekomunikasi Indonesia Persero Tbk	20,600	6,725
		13,676

Ireland–0.69%

Bank of Ireland (a)	21,485	4,431
CRH PLC	210	6,450
Experian PLC	1,442	28,183
Kerry Group PLC -Class A	66	5,648
Paddy Power Betfair PLC	46	5,399
		50,111

Italy–0.79%

Assicurazioni Generali S.p.A.	441	5,807
Atlantia S.p.A.	225	5,621
Enel S.p.A.	1,373	6,320
Eni S.p.A.	411	6,285
Intesa Sanpaolo S.p.A.	2,496	5,497
Luxottica Group S.p.A.	116	5,629
RCS MediaGroup S.p.A. (a)	50	46
Snam S.p.A.	1,057	6,115
Telecom Italia S.p.A. (a)	6,534	5,577
Terna - Rete Elettrica Nazionale S.p.A.	1,098	5,977
UniCredit S.p.A.	2,095	5,133
		58,007

Japan–18.00%

Aeon Co., Ltd.	600	8,603
Aisin Seiki Co., Ltd.	200	9,128
Ajinomoto Co., Inc.	400	10,201
ANA Holdings Inc.	3,000	8,599
Asahi Glass Co., Ltd.	1,000	5,728
Asahi Group Holdings, Ltd.	300	10,163
Asahi Kasei Corp.	1,000	7,564
Astellas Pharma Inc.	600	9,997
Bandai Namco Holdings Inc.	300	7,946
Bridgestone Corp.	300	10,407
Canon Inc.	300	8,499
Central Japan Railway Co.	100	18,600
Chubu Electric Power Co., Inc.	700	10,223
Chugai Pharmaceutical Co., Ltd.	200	7,481
Dai Nippon Printing Co., Ltd.	1,000	11,157
Dai-ichi Life Insurance Co. Ltd. (The)	700	9,089
Daiichi Sankyo Co., Ltd.	400	9,516
Daikin Industries, Ltd.	100	8,681
Daito Trust Construction Co., Ltd.	100	16,846
Daiwa House Industry Co., Ltd.	300	8,411
Daiwa Securities Group Inc.	2,000	11,249
Denso Corp.	200	7,772
Dentsu Inc.	200	9,539
East Japan Railway Co.	100	9,183
Eisai Co., Ltd.	100	5,849
FANUC Corp.	100	16,712
Fuji Heavy Industries Ltd.	200	7,689
FUJIFILM Holdings Corp.	200	7,190
Fujitsu Ltd.	2,000	8,296
Hankyu Hanshin Holdings, Inc.	200	7,418

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Hitachi, Ltd.	2,000	$9,138
Honda Motor Co., Ltd.	300	8,193
Hoya Corp.	300	10,641
INPEX Corp.	1,200	9,411
Isuzu Motors Ltd.	700	9,098
ITOCHU Corp.	700	7,915
Japan Airlines Co. Ltd.	300	9,272
Japan Exchange Group Inc.	600	8,450
Japan Real Estate Investment Corp.	1	6,044
Japan Retail Fund Investment Corp.	4	9,843
Japan Tobacco, Inc.	200	7,807
JFE Holdings, Inc.	700	9,107
JX Holdings, Inc.	2,300	8,641
Kajima Corp.	1,000	7,389
Kansai Electric Power Co., Inc. (The) (a)	1,000	9,390
Kao Corp.	200	10,781
KDDI Corp.	300	9,136
Keio Corp.	1,000	9,297
Kintetsu Group Holdings Co., Ltd.	2,000	8,641
Kirin Holdings Co., Ltd.	500	8,635
Koito Manufacturing Co., Ltd.	200	9,878
Komatsu Ltd.	500	9,706
Kubota Corp.	600	8,733
Kyocera Corp.	200	9,392
Lawson, Inc.	100	7,751
Makita Corp.	100	7,008
Marubeni Corp.	1,900	8,831
Mazda Motor Corp.	500	7,389
MEIJI Holdings Co., Ltd.	100	10,447
Mitsubishi Chemical Holdings Corp.	1,800	9,725
Mitsubishi Corp.	500	8,565
Mitsubishi Electric Corp.	1,000	11,708
Mitsubishi Heavy Industries, Ltd.	2,000	8,543
Mitsubishi UFJ Financial Group, Inc.	1,900	9,665
Mitsui & Co., Ltd.	700	8,168
Mizuho Financial Group, Inc.	5,900	9,482
MS&AD Insurance Group Holdings, Inc.	300	8,648
Murata Manufacturing Co., Ltd.	100	12,247
NEC Corp.	3,000	8,216
NGK Insulators, Ltd.	400	9,541
Nidec Corp.	100	9,082
Nikon Corp.	500	7,086
Nintendo Co., Ltd.	100	20,658
Nippon Building Fund Inc.	1	6,151
Nippon Paint Holdings Co., Ltd.	300	8,190
Nippon Steel & Sumitomo Metal Corp.	500	9,439
Nippon Telegraph & Telephone Corp.	200	9,566
Nissan Motor Co., Ltd.	1,000	9,734
Nitori Holdings Co., Ltd.	100	12,485
Nitto Denko Corp.	100	6,700
Nomura Holdings, Inc.	2,200	9,866
NTT Data Corp.	200	9,868
NTT DOCOMO, Inc.	300	8,140
Obayashi Corp.	800	8,752
Odakyu Electric Railway Co., Ltd.	1,000	11,826
Olympus Corp.	200	6,883

	Shares	Value

Japan–(continued)

OMRON Corp.	300	$9,950
Ono Pharmaceutical Co., Ltd.	200	7,172
Oriental Land Co., Ltd.	100	6,316
ORIX Corp.	600	8,391
Osaka Gas Co., Ltd.	2,000	8,053
Otsuka Holdings Co., Ltd.	200	9,483
Panasonic Corp.	1,100	10,674
Rakuten Inc.	800	9,051
Recruit Holdings Co., Ltd.	200	7,620
Resona Holdings, Inc.	2,400	9,594
Ricoh Co., Ltd.	1,000	8,815
Santen Pharmaceutical Co., Ltd.	600	9,962
SECOM Co., Ltd.	100	7,510
Sekisui Chemical Co., Ltd.	700	10,222
Sekisui House, Ltd.	500	8,349
Seven & i Holdings Co., Ltd.	200	8,314
Shimano Inc.	100	15,674
Shimizu Corp.	1,000	10,169
Shin-Etsu Chemical Co., Ltd.	200	13,653
Shionogi & Co., Ltd.	200	10,364
Shiseido Co., Ltd.	300	8,426
SoftBank Group Corp.	200	11,041
Sompo Japan Nipponkoa Holdings Inc.	300	9,690
Sony Corp.	300	9,947
Sumitomo Chemical Co., Ltd.	2,000	8,828
Sumitomo Corp.	1,000	10,459
Sumitomo Electric Industries, Ltd.	600	8,268
Sumitomo Metal Mining Co., Ltd.	1,000	11,964
Sumitomo Mitsui Financial Group, Inc.	300	9,570
Sumitomo Mitsui Trust Holdings, Inc.	2,000	6,669
Suntory Beverage & Food Ltd.	200	8,691
Suzuki Motor Corp.	300	9,232
Sysmex Corp.	100	6,933
T&D Holdings, Inc.	1,000	10,220
Taisei Corp.	1,000	8,969
Takeda Pharmaceutical Co. Ltd.	200	8,897
TDK Corp.	100	6,129
Terumo Corp.	200	8,599
Tobu Railway Co., Ltd.	2,000	10,770
Tohoku Electric Power Co., Inc.	700	8,970
Tokio Marine Holdings, Inc.	300	11,623
Tokyo Electric Power Co. Holdings, Inc. (a)	1,900	7,435
Tokyo Electron Ltd.	100	8,707
Tokyo Gas Co., Ltd.	2,000	8,468
Tokyu Corp.	1,000	8,214
Toppan Printing Co., Ltd.	1,000	8,832
Toray Industries, Inc.	1,000	9,094
Toshiba Corp. (a)	3,000	7,783
TOTO Ltd.	200	8,558
Toyota Industries Corp.	200	8,952
Toyota Motor Corp.	200	11,130
Toyota Tsusho Corp.	400	8,810
Unicharm Corp.	400	8,219
West Japan Railway Co.	100	6,196
Yahoo Japan Corp.	1,900	8,379
Yamato Holdings Co., Ltd.	400	9,889
		1,314,531

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

Luxembourg–0.19%

ArcelorMittal S.A. (a)	1,204	$7,738
Tenaris S.A.	470	6,283
		14,021

Malaysia–2.66%

AMMB Holdings Berhad	5,200	5,499
Axiata Group Berhad	4,900	6,866
British American Tobacco Malaysia Berhad	488	5,905
Cahya Mata Sarawak Berhad	6,500	5,755
CIMB Group Holdings Berhad	5,000	5,395
DiGi.Com Berhad	6,600	8,051
Gamuda Berhad	4,900	5,809
Genting Malaysia Berhad	5,200	5,480
Hap Seng Consolidated Berhad	3,600	6,862
Hong Leong Bank Berhad	3,500	11,294
IHH Healthcare Berhad	6,300	10,133
IJM Corp. Berhad	8,400	7,003
IOI Corp. Berhad	5,400	5,618
Kuala Lumpur Kepong Berhad	1,500	8,553
Malayan Banking Berhad	4,700	9,278
Maxis Berhad	4,900	7,302
MISC Berhad	3,600	6,649
Petronas Chemicals Group Berhad	3,800	6,122
Petronas Dagangan Berhad	1,600	9,170
Petronas Gas Berhad	1,800	9,857
Public Bank Berhad	3,100	14,867
Sime Darby Berhad	3,000	5,475
Telekom Malaysia Berhad	6,600	11,087
Tenaga Nasional Berhad	2,600	9,195
YTL Corp. Berhad	17,900	7,352
		194,577

Mexico–1.89%

Alfa, S.A.B. de C.V. -Class A	3,600	5,874
America Movil S.A.B. de C.V. -Series L	8,100	4,660
Arca Continental S.A.B. de C.V.	1,100	7,069
Coca-Cola Femsa, S.A.B. de C.V. -Series L	1,000	7,838
Fibra Uno Administracion S.A. de C.V.	3,500	7,120
Fomento Economico Mexicano, S.A.B. de C.V. -Series BD (d)	800	7,155
Gruma, S.A.B. de C.V. - Class B	390	5,613
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	600	5,897
Grupo Aeroportuario del Sureste, S.A.B. de C.V. -Class B	470	7,230
Grupo Bimbo, S.A.B. de C.V. -Series A	2,200	6,573
Grupo Elektra, S.A.B. de C.V.	360	5,321
Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,200	6,572
Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	3,400	5,457
Grupo Financiero Santander Mexico, S.A.B. de C.V. -Class B	3,300	6,018
Grupo Lala, S.A.B. de C.V.	2,400	5,205
Grupo Mexico S.A.B. de C.V. -Series B	2,600	6,272
Grupo Televisa S.A.B. -Series CPO (e)	1,200	6,373

	Shares	Value

Mexico–(continued)

Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,600	$6,456
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	2,800	6,328
Mexichem S.A.B. de C.V.	2,800	6,108
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	585	6,834
Wal-Mart de México, S.A.B. de C.V. -Series V	2,600	5,934
		137,907

Netherlands–1.39%

Aegon N.V.	1,255	5,115
Akzo Nobel N.V.	94	6,090
ASML Holding N.V.	60	6,636
Gemalto N.V.	100	6,592
Heineken Holding N.V.	77	6,452
Heineken N.V.	69	6,513
ING Groep N.V.	509	5,677
Koninklijke Ahold Delhaize N.V.	508	12,130
Koninklijke DSM N.V.	99	6,337
Koninklijke KPN N.V.	1,682	5,534
Koninklijke Philips N.V.	224	5,977
NN Group N.V.	187	5,043
NXP Semiconductors N.V. (a)	70	5,886
Randstad Holding N.V.	117	5,033
Steinhoff International Holdings N.V.	986	6,236
Wolters Kluwer N.V.	153	6,435
		101,686

New Zealand–0.72%

Auckland International Airport Ltd.	2,479	13,211
Fisher & Paykel Healthcare Corp. Ltd.	1,622	12,298
Fletcher Building Ltd.	1,996	13,982
Spark New Zealand Ltd.	4,685	13,346
		52,837

Norway–0.45%

DNB ASA	661	7,274
Orkla ASA	934	8,687
Statoil ASA	525	8,339
Telenor ASA	507	8,466
		32,766

Philippines–0.93%

Aboitiz Equity Ventures Inc.	3,830	6,336
Ayala Corp.	300	5,535
Bank of the Philippine Islands	3,640	7,411
BDO Unibank, Inc.	2,690	6,458
GT Capital Holdings, Inc.	180	5,879
Jollibee Foods Corp.	1,390	7,517
Metro Pacific Investments Corp.	40,000	6,363
Metropolitan Bank & Trust Co.	2,890	5,820
Puregold Price Club, Inc.	5,700	5,803
SM Investments Corp.	390	5,699
Universal Robina Corp.	1,280	5,432
		68,253

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

Poland–0.31%

Bank Pekao S.A.	138	$4,368
Orange Polska S.A.	3,336	4,614
Polski Koncern Naftowy ORLEN S.A.	285	4,568
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	751	4,587
Powszechny Zaklad Ubezpieczen S.A.	632	4,574
		22,711

Portugal–0.09%

EDP - Energias de Portugal, S.A.	1,816	6,228

Qatar–0.26%

Industries Qatar Q.S.C.	191	5,593
Masraf Al Rayan Q.S.C.	582	5,744
Qatar National Bank S.A.Q.	179	7,521
		18,858

Russia–0.07%

PhosAgro PJSC -GDR -REGS (c)	385	5,313

Singapore–2.19%

Ascendas REIT	5,900	10,818
CapitaLand Ltd.	5,500	13,077
City Developments Ltd.	1,800	11,493
ComfortDelGro Corp. Ltd.	5,300	11,185
DBS Group Holdings Ltd.	1,200	13,857
Keppel Corp. Ltd.	3,000	11,883
Oversea-Chinese Banking Corp. Ltd.	2,100	13,553
Singapore Airlines Ltd.	1,300	10,670
Singapore Exchange Ltd.	2,000	11,282
Singapore Press Holdings Ltd.	3,900	11,051
Singapore Telecommunications Ltd.	4,700	14,754
United Overseas Bank Ltd.	1,000	13,660
Wilmar International Ltd.	5,500	12,723
		160,006

South Africa–0.60%

Growthpoint Properties Ltd.	3,322	6,307
Life Healthcare Group Holdings Ltd.	2,358	6,414
Mondi Ltd.	288	5,835
Pick n Pay Stores Ltd.	1,044	5,887
Resilient REIT Ltd.	592	5,759
SPAR Group Ltd. (The)	387	5,775
Vodacom Group Ltd.	628	7,304
		43,281

South Korea–1.38%

DGB Financial Group Inc.	782	6,289
E-MART Inc.	36	5,254
GS Holdings Corp.	124	5,332
Hankook Tire Worldwide Co., Ltd.	261	4,818
Hanwha Life Insurance Co., Ltd.	1,066	5,496
Hyundai Home Shopping Network Corp.	50	5,423
Industrial Bank of Korea	535	5,652
KB Financial Group Inc.	217	6,877
Korea Electric Power Corp.	123	6,723
Korea Zinc Co., Ltd.	13	5,907

	Shares	Value

South Korea–(continued)

KT Corp.	403	$11,422
Samsung Electronics Co., Ltd.	5	6,869
Samsung Fire & Marine Insurance Co., Ltd.	21	4,996
Shinhan Financial Group Co., Ltd.	174	6,232
SK Telecom Co., Ltd.	33	6,775
Woori Bank	732	6,600
		100,665

Spain–1.32%

Abertis Infraestructuras S.A.	397	6,244
Aena S.A. -REGS (c)	46	6,633
Amadeus IT Holding S.A. -Class A	135	6,337
Banco Bilbao Vizcaya Argentaria, S.A.	967	5,648
Banco de Sabadell S.A.	3,671	5,019
Banco Santander S.A.	1,362	5,746
CaixaBank S.A.	2,304	5,787
Enagas S.A.	199	6,066
Ferrovial S.A.	286	5,919
Gas Natural SDG, S.A.	313	6,475
Grifols S.A.	275	6,028
Iberdrola S.A.	890	6,114
Industria de Diseno Textil, S.A.	176	6,087
Red Eléctrica Corp. S.A.	276	6,322
Repsol S.A.	491	6,225
Telefónica, S.A.	611	5,989
		96,639

Sweden–1.69%

Assa Abloy AB -Class B	407	8,932
Atlas Copco AB -Class A	323	9,070
Hennes & Mauritz AB -Class B	272	8,217
Hexagon AB -Class B	217	8,559
Investor AB -Class B	243	8,371
Nordea Bank AB	864	7,699
Sandvik AB	820	8,787
Skandinaviska Enskilda Banken AB -Class A	880	7,718
Skanska AB -Class B	385	8,184
Svenska Cellulosa AB SCA -Class B	264	7,852
Svenska Handelsbanken AB -Class A	668	8,041
Swedbank AB -Class A	374	7,858
Telefonaktiebolaget LM Ericsson -Class B	1,100	8,201
Telia Co. AB	1,775	8,100
Volvo AB -Class B	751	8,004
		123,593

Switzerland–3.45%

ABB Ltd.	402	8,544
Actelion Ltd.	50	8,868
Adecco Group AG (The)	138	7,575
Cie Financiere Richemont S.A.	140	8,515
Credit Suisse Group AG	633	7,282
Geberit AG	22	8,490
Givaudan S.A.	4	8,221
Glencore PLC	13,776	34,387
Julius Baer Group Ltd.	193	7,922
Kuehne + Nagel International AG	58	8,139

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

Switzerland–(continued)

LafargeHolcim Ltd.	183	$8,708
Nestle S.A.	110	8,819
Novartis AG	104	8,617
Roche Holding AG	31	7,916
Schindler Holding AG -Participation Ctfs.	46	8,823
SGS S.A.	4	8,853
Sika AG	2	9,381
Swatch Group AG (The)	28	7,341
Swiss Re AG	94	7,890
Swisscom AG	17	8,368
Syngenta AG (a)	19	7,442
Syngenta AG	21	8,257
UBS Group AG	572	7,879
Wolseley PLC	499	27,792
Zurich Insurance Group AG	34	8,170
		252,199

Taiwan–3.76%

Aerospace Industrial Development Corp.	4,000	5,470
Asia Cement Corp.	8,140	7,439
Asustek Computer Inc.	1,000	8,731
Cathay Financial Holding Co., Ltd.	4,250	4,758
Cheng Shin Rubber Industry Co., Ltd.	3,000	6,253
Chicony Electronics Co., Ltd.	2,010	4,963
China Development Financial Holding Corp.	23,000	5,592
China Steel Corp.	9,240	6,368
Chunghwa Telecom Co., Ltd.	4,000	14,247
CTBC Financial Holding Co. Ltd.	11,287	6,217
E.Sun Financial Holding Co. Ltd.	11,333	6,319
Far Eastern New Century Corp.	8,323	6,477
Far EasTone Telecommunications Co., Ltd.	4,000	9,205
First Financial Holding Co., Ltd.	21,819	12,086
Formosa Chemicals & Fibre Corp.	2,000	5,188
Formosa Petrochemical Corp.	2,000	5,672
Formosa Plastics Corp.	3,000	7,290
Fubon Financial Holding Co., Ltd.	5,000	6,213
Hon Hai Precision Industry Co., Ltd.	2,478	6,817
Hua Nan Financial Holdings Co., Ltd.	17,178	9,354
Mega Financial Holding Co., Ltd.	10,000	7,824
Nan Ya Plastics Corp.	3,000	5,671
President Chain Store Corp.	1,000	8,144
Quanta Computer Inc.	3,000	6,101
Shin Kong Financial Holding Co., Ltd.	29,338	5,936
Simplo Technology Co., Ltd.	2,000	7,071
SinoPac Financial Holdings Co., Ltd.	20,501	6,597
Standard Foods Corp.	2,000	4,959
Synnex Technology International Corp. (a)	6,000	7,072
Taishin Financial Holding Co., Ltd. (a)	16,086	6,444
Taiwan Cement Corp.	5,000	5,304
Taiwan Cooperative Financial Holding Co. Ltd.	22,025	10,305
Taiwan Fertilizer Co., Ltd.	5,000	6,963
Taiwan Mobile Co., Ltd.	3,000	10,328
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	5,398
Uni-President Enterprises Corp.	3,409	6,984
United Microelectronics Corp.	15,000	5,566
WPG Holdings Ltd.	6,000	7,613
Yuanta Financial Holding Co., Ltd.	16,726	5,851
		274,790

	Shares	Value

Thailand–2.10%

Airports of Thailand PCL	600	$6,812
Bangchak Petroleum PCL (The)	6,300	6,079
Bangkok Airways PCL	8,300	5,416
Bangkok Bank PCL	1,500	7,364
Bangkok Dusit Medical Services PCL	11,500	7,443
BTS Group Holdings PCL	30,500	8,241
Central Pattana PCL	3,600	5,958
CH. Karnchang PCL	7,300	7,082
CP ALL PCL	4,200	6,248
Electricity Generating PCL	1,200	6,864
Global Power Synergy PCL	7,000	7,897
Home Product Center PCL	21,300	6,184
Kasikornbank PCL	1,100	6,319
Krung Thai Bank PCL	12,000	6,009
Land and Houses PCL	21,900	6,610
Pruksa Real Estate PCL	7,400	5,849
Robinson Department Store PCL	3,000	5,691
Siam Cement PCL (The)	500	7,358
Siam Commercial Bank PCL (The)	1,400	6,398
Thai Beverage PCL	29,200	22,533
TMB Bank PCL	82,600	5,373
		153,728

Turkey–0.73%

BIM Birlesik Magazalar A.S.	306	5,663
Enka Insaat ve Sanayi A.S.	3,951	5,830
Ford Otomotiv Sanayi A.S.	404	4,400
Haci Omer Sabanci Holding A.S.	1,662	4,957
Koc Holding A.S.	1,331	5,703
Petkim PetroKimya Holding A.S.	4,154	6,025
Tupras-Turkiye Petrol Rafinerileri A.S.	230	4,935
Turk Telekomunikasyon A.S.	2,586	5,228
Turkcell Iletisim Hizmetleri A.S. (a)	1,548	5,357
Turkiye Is Bankasi -Class C	3,282	5,054
		53,152

United Kingdom–16.67%

Anglo American PLC	3,024	33,580
ARM Holdings PLC	1,885	41,705
Associated British Foods PLC	633	22,540
AstraZeneca PLC	463	31,048
Aviva PLC	4,254	22,015
BAE Systems PLC	3,807	26,901
Barclays PLC	10,547	21,569
BP PLC	5,212	29,560
British American Tobacco PLC	444	28,345
BT Group PLC	4,327	23,530
Centrica PLC	9,247	29,501
CNH Industrial N.V.	813	5,798
Compass Group PLC	1,438	27,325
Diageo PLC	1,004	28,710
Fiat Chrysler Automobiles N.V.	896	5,769
GlaxoSmithKline PLC	1,281	28,613
HSBC Holdings PLC	4,201	27,461
Imperial Brands PLC	500	26,356
International Consolidated Airlines Group, S.A.	3,526	18,943
ITV PLC	8,753	22,702
Kingfisher PLC	5,123	22,798
Land Securities Group PLC	1,607	23,264

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

	Shares	Value

United Kingdom–(continued)

Legal & General Group PLC	8,027	$21,849
Lloyds Banking Group PLC	26,696	18,775
London Stock Exchange Group PLC	702	25,778
Marks & Spencer Group PLC	5,240	22,140
National Grid PLC	1,909	27,381
Next PLC	349	23,206
Old Mutual PLC	10,487	29,225
Pearson PLC	2,234	26,073
Prudential PLC	1,405	24,725
Reckitt Benckiser Group PLC	270	26,160
RELX N.V.	353	6,383
RELX PLC	1,498	28,445
Rio Tinto Ltd.	423	16,205
Rio Tinto PLC	986	32,116
Rolls-Royce Holdings PLC	3,086	32,301
Royal Bank of Scotland Group PLC (a)	7,972	20,296
Royal Dutch Shell PLC -Class A	1,115	28,798
SABMiller PLC	435	25,408
Sky PLC	1,991	24,251
Smith & Nephew PLC	1,573	25,873
SSE PLC	1,213	24,333
Standard Chartered PLC	3,545	28,361
Standard Life PLC	5,711	22,890
Tesco PLC (a)	11,535	23,811
Unilever N.V.	131	6,068
Unilever PLC	584	27,306
Vodafone Group PLC	8,229	24,996
WPP PLC	1,192	26,783
		1,217,969

United States–0.50%

Samsonite International S.A.	3,300	9,359
Shire PLC	424	27,410
		36,769
Total Common Stocks & Other Equity Interests (Cost $6,701,696)		6,637,561

Money Market Funds–6.61%

Liquid Assets Portfolio –Institutional Class, 0.40% (f)	241,291	241,291
Premier Portfolio –Institutional Class, 0.36% (f)	241,291	241,291
Total Money Market Funds (Cost $482,582)		482,582
TOTAL INVESTMENTS–97.48% (Cost $7,184,278)		7,120,143
OTHER ASSETS LESS LIABILITIES–2.52%		184,129
NET ASSETS–100.00%		$7,304,272

Investment Abbreviations:

ADR	—American Depositary Receipt

CPO	—Certificates of Ordinary Participation

Ctfs.	—Certificates

GDR	—Global Depositary Receipt

REGS	—Regulation S

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Each unit represents two preferred shares and one common share.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $29,369, which represented less than 1% of the Fund’s Net Assets.

(d)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.

(e)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro International Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Macro International Equity Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Macro International Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Macro International Equity Fund

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $516,180 and from Level 2 to Level 1 of $2,165,229, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$82,780	$671,592	$—	$754,372
Austria	12,570	—	—	12,570
Belgium	29,268	—	—	29,268
Brazil	36,305	—	—	36,305
Chile	76,834	—	—	76,834
China	32,956	42,055	—	75,011
Colombia	10,752	—	—	10,752
Czech Republic	11,876	—	—	11,876
Denmark	75,815	—	—	75,815
Finland	38,365	—	—	38,365
France	266,534	17,166	—	283,700
Germany	234,677	—	—	234,677
Hong Kong	105,777	245,183	—	350,960
Hungary	19,371	—	—	19,371
India	23,412	—	—	23,412
Indonesia	—	13,676	—	13,676
Ireland	45,680	4,431	—	50,111
Italy	58,007	—	—	58,007
Japan	46,648	1,267,883	—	1,314,531
Luxembourg	14,021	—	—	14,021
Malaysia	126,771	67,806	—	194,577
Mexico	137,907	—	—	137,907
Netherlands	96,009	5,677	—	101,686
New Zealand	38,855	13,982	—	52,837
Norway	15,740	17,026	—	32,766
Philippines	62,821	5,432	—	68,253
Poland	22,711	—	—	22,711
Portugal	6,228	—	—	6,228
Qatar	7,521	11,337		18,858
Russia	5,313	—	—	5,313
Singapore	—	160,006	—	160,006
South Africa	35,977	7,304	—	43,281
South Korea	59,535	41,130	—	100,665
Spain	84,668	11,971	—	96,639
Sweden	123,593	—	—	123,593
Switzerland	217,812	34,387	—	252,199
Taiwan	116,836	157,954	—	274,790
Thailand	109,183	44,545	—	153,728
Turkey	25,342	27,810	—	53,152
United Kingdom	975,681	242,288	—	1,217,969
United States	482,582	36,769	—	519,351
	3,972,733	3,147,410	—	7,120,143
Futures Contracts*	87,820	—	—	87,820
Total Investments	$4,060,553	$3,147,410	$—	$7,207,963
*	Unrealized appreciation.

                                 Invesco Macro International Equity Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts (a)	$91,408	$(3,588)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity Risk	$ (100,237)
Change in Net Unrealized Appreciation:
Equity Risk	52,500
Total	$ (47,737)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$ 1,704,301

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	2	September-2016	$66,691	$3,936
FTSE 100 Index	Long	6	September-2016	530,081	54,004
Hang Seng Index	Long	2	August-2016	280,651	(3,588)
Mini MSCI Emerging Markets Index	Long	16	September-2016	705,200	32,928
Tokyo Stock Price Index	Long	2	September-2016	260,375	540
Total Futures Contracts—Equity Risk					$87,820

(a)	Futures contracts collateralized by $124,000 cash held with Goldman Sachs & Co., the futures commission merchant.

                                 Invesco Macro International Equity Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $2,676,288 and $2,820,471, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$579,899
Aggregate unrealized (depreciation) of investment securities	(696,882)
Net unrealized appreciation (depreciation) of investment securities	$(116,983)
Cost of investments for tax purposes is $7,237,126.

                                 Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	MLS-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–82.46%

Australia–6.71%

AGL Energy Ltd.	1,169	$18,237
Amcor Ltd.	1,352	15,460
AMP Ltd.	3,904	17,280
APA Group	2,450	18,107
Aristocrat Leisure Ltd.	1,654	20,036
Asciano Ltd.	1,924	13,379
ASX Ltd.	474	17,865
Aurizon Holdings Ltd.	4,699	18,598
Australia and New Zealand Banking Group Ltd.	865	16,922
BHP Billiton Ltd.	1,171	17,450
BHP Billiton PLC	2,645	33,523
Brambles Ltd.	1,691	17,311
Caltex Australia Ltd.	618	15,596
Challenger Ltd.	1,944	13,981
Cochlear Ltd.	165	16,662
Commonwealth Bank of Australia	287	16,823
Computershare Ltd.	1,669	11,285
CSL Ltd.	185	16,617
DEXUS Property Group	2,461	18,294
DUET Group	7,258	14,837
Goodman Group	3,049	17,496
GPT Group (The)	3,867	16,503
Healthscope Ltd.	6,068	13,650
Incitec Pivot Ltd.	5,354	11,721
Insurance Australia Group Ltd.	3,711	16,974
Lendlease Group	1,383	14,133
Macquarie Group Ltd.	291	16,507
Mirvac Group	9,912	16,542
National Australia Bank Ltd.	820	16,593
Newcrest Mining Ltd. (a)	1,099	21,125
Oil Search Ltd.	2,883	15,744
Origin Energy Ltd.	3,904	16,400
Qantas Airways Ltd.	4,873	11,628
QBE Insurance Group Ltd.	1,749	14,618
Ramsay Health Care Ltd.	301	18,054
Santos Ltd.	4,669	15,663
Scentre Group	4,709	18,989
SEEK Ltd.	1,064	13,531
Sonic Healthcare Ltd.	1,010	17,677
South32 Ltd. (a)	12,966	18,168
Stockland	4,782	18,316
Suncorp Group Ltd.	1,699	17,383
Sydney Airport	3,053	17,564
Tatts Group Ltd.	4,580	14,399
Telstra Corp. Ltd.	3,883	17,050
Transurban Group	1,827	17,439
Treasury Wine Estates Ltd.	2,013	14,792
Vicinity Centres	6,659	17,540
Wesfarmers Ltd.	537	17,555
Westfield Corp.	2,034	16,530

	Shares	Value

Australia–(continued)

Westpac Banking Corp.	725	$17,187
Woodside Petroleum Ltd.	808	16,346
Woolworths Ltd.	1,000	17,837
		889,917

Austria–0.11%

Erste Group Bank AG	261	6,916
Voestalpine AG	207	7,294
		14,210

Belgium–0.26%

Ageas	166	5,585
Anheuser-Busch InBev SA/NV	58	7,475
KBC Groep N.V. (a)	114	5,924
Solvay S.A.	73	7,574
UCB S.A.	98	7,665
		34,223

Brazil–0.32%

Ambev S.A.	1,400	8,117
BRF S.A.	400	6,699
Engie Brasil Energia SA	700	9,112
Transmissora Alianca de Energia Eletrica S.A. (b)	1,100	8,786
Ultrapar Participacoes S.A.	400	9,134
		41,848

Chile–0.68%

Banco de Chile	126,696	14,045
Banco de Credito e Inversiones (BCI)	212	9,551
Banco Santander Chile	188,620	9,662
Cencosud S.A.	2,485	7,068
Empresa Nacional de Electricidad S.A.	10,795	9,845
Empresas CMPC S.A.	3,496	7,323
Empresas COPEC S.A.	926	8,389
Enersis Américas S.A.	42,385	7,433
S.A.C.I. Falabella	1,330	9,777
Sonda S.A.	3,522	6,446
		89,539

China–0.68%

AAC Technologies Holdings Inc.	1,784	16,694
Agricultural Bank of China Ltd. -Class H	20,000	7,366
Bank of China Ltd. -Class H	15,000	6,190
China CITIC Bank Corp. Ltd. -Class H	11,000	6,972
China Construction Bank Corp. -Class H	11,000	7,373
China Mobile Ltd.	500	6,210
CITIC Ltd.	4,000	6,042
CSPC Pharmaceutical Group Ltd.	14,000	12,108
Hengan International Group Co. Ltd.	817	6,885
Industrial & Commercial Bank of China Ltd. -Class H	12,000	6,790

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

China–(continued)

Qinqin Foodstuffs Group (Cayman) Co. Ltd. (a)	163	$60
Tencent Holdings Ltd.	300	7,212
		89,902

Colombia–0.10%

Bancolombia S.A. -Preference Shares	720	6,165
Grupo de Inversiones Suramericana S.A.	522	6,513
		12,678

Czech Republic–0.10%

CEZ A.S.	361	6,818
Komercni Banka A.S.	175	6,884
		13,702

Denmark–0.66%

A.P. Moeller - Maersk A/S -Class B	8	10,857
Carlsberg A/S -Class B	103	10,224
Coloplast A/S -Class B	134	10,513
Danske Bank A/S	327	8,885
Genmab AS (a)	53	9,606
Novo Nordisk A/S -Class B	165	9,401
Novozymes A/S -Class B	207	10,157
Pandora A/S	67	8,720
Vestas Wind Systems A/S	135	9,422
		87,785

Finland–0.33%

Fortum Oyj	468	7,769
Kone Oyj -Class B	147	7,442
Nokia Oyj	1,296	7,447
Sampo Oyj -Class A	165	6,837
UPM-Kymmene Oyj	364	7,499
Wartsila OYJ Abp	162	7,030
		44,024

France–2.45%

Accor S.A.	153	6,401
Air Liquide S.A.	68	7,251
Airbus Group SE	122	7,178
Arkema S.A.	94	8,025
Atos SE	80	7,840
AXA S.A.	270	5,502
BNP Paribas S.A.	126	6,247
Bouygues S.A.	227	6,714
Bureau Veritas S.A.	324	7,037
Capgemini S.A.	76	7,302
Carrefour S.A.	268	6,712
Christian Dior SE	44	7,956
Cie Generale des Etablissements Michelin	70	7,155
Compagnie de Saint-Gobain	162	6,863
Credit Agricole S.A.	753	6,667
Danone	96	7,392
Dassault Systemes S.A.	91	7,514
Engie SA	438	7,210
Essilor International S.A.	56	7,171
Hermes International	19	8,173

	Shares	Value

France–(continued)

Kering	44	$8,357
Klepierre	159	7,612
L’Oreal S.A.	39	7,422
Legrand S.A.	127	7,006
LVMH Moet Hennessy Louis Vuitton S.E.	40	6,859
Orange S.A.	384	5,876
Pernod Ricard S.A.	59	6,740
Peugeot S.A. (a)	469	7,069
Publicis Groupe S.A.	105	7,817
Renault S.A.	81	7,085
Safran S.A.	105	7,136
Sanofi	86	7,321
Schneider Electric S.E.	105	6,869
SCOR S.E.	226	6,603
Societe Generale S.A.	167	5,692
Sodexo S.A.	66	7,728
SUEZ	391	6,344
Technip S.A.	124	6,920
Thales S.A.	85	7,743
TOTAL S.A.	138	6,633
Unibail-Rodamco S.E.	26	7,154
Valeo S.A.	135	6,927
Veolia Environnement S.A.	297	6,594
Vinci S.A.	95	7,210
Vivendi S.A.	377	7,411
Zodiac Aerospace	299	6,735
		325,173

Germany–2.04%

adidas AG	56	9,186
Allianz S.E.	42	6,024
BASF S.E.	92	7,226
Bayer AG	73	7,852
Bayerische Motoren Werke AG	90	7,752
Beiersdorf AG	73	6,854
Brenntag AG	132	6,553
Commerzbank AG	886	5,839
Continental AG	35	7,336
Daimler AG	110	7,479
Deutsche Bank AG (a)	434	5,834
Deutsche Boerse AG	82	6,885
Deutsche Lufthansa AG	524	6,226
Deutsche Post AG	255	7,608
Deutsche Telekom AG	380	6,467
Deutsche Wohnen AG	223	8,345
E.ON S.E.	707	7,581
Fresenius Medical Care AG & Co. KGaA	81	7,403
Fresenius S.E. & Co. KGaA	102	7,615
GEA Group AG	147	7,844
HeidelbergCement AG	87	7,366
Henkel AG & Co. KGaA -Preference Shares	65	8,094
Infineon Technologies AG	494	8,173
K+S AG	277	5,786
Linde AG	46	6,618
Merck KGaA	73	8,059
Metro AG	237	7,625

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

Germany–(continued)

Muenchener Rueckversicherungs-Gesellschaft AG	41	$6,838
Porsche Automobil Holding S.E. -Preference Shares	129	6,759
ProSiebenSat.1 Media SE	132	6,033
RWE AG (a)	540	9,601
SAP S.E.	87	7,626
Siemens AG	68	7,382
Symrise AG	115	8,104
thyssenkrupp AG	352	8,066
Volkswagen AG -Preference Shares	49	6,891
Vonovia SE	209	8,282
		271,212

Hong Kong–3.18%

AIA Group Ltd.	2,600	16,158
Bank of East Asia, Ltd. (The)	3,800	15,756
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,859
Cheung Kong Property Holdings Ltd.	2,500	17,926
CK Hutchison Holdings Ltd.	1,500	17,555
CLP Holdings Ltd.	1,500	15,647
Galaxy Entertainment Group Ltd.	5,000	16,685
Hang Lung Properties Ltd.	7,000	15,158
Hang Seng Bank Ltd.	900	16,105
Henderson Land Development Co. Ltd.	2,441	14,497
Hong Kong & China Gas Co. Ltd.	9,224	17,075
Hong Kong Exchanges & Clearing Ltd.	700	17,278
Hongkong Land Holdings Ltd.	2,600	16,715
Jardine Matheson Holdings Ltd.	300	17,790
Jardine Strategic Holdings Ltd.	500	15,300
Link REIT	2,500	18,657
MTR Corp. Ltd.	3,500	19,834
New World Development Co. Ltd.	14,000	16,277
Power Assets Holdings Ltd.	1,500	14,711
Sands China Ltd.	4,400	16,855
Sino Land Co. Ltd.	8,000	14,316
Sun Hung Kai Properties Ltd.	1,000	14,277
Swire Pacific Ltd. -Class A	1,500	17,959
Techtronic Industries Co. Ltd.	3,500	14,819
WH Group Ltd. -REGS (c)	18,000	14,214
Wharf Holdings Ltd. (The)	3,000	20,730
		421,153

Hungary–0.16%

MOL Hungarian Oil and Gas PLC	129	8,089
OTP Bank Nyrt.	254	6,186
Richter Gedeon Nyrt	357	7,545
		21,820

India–0.21%

HDFC Bank Ltd. -ADR	116	8,035
Infosys Ltd. -ADR	349	5,734
Reliance Industries Ltd. -GDR -REGS (c)	218	6,573
Wipro Ltd. -ADR	646	7,326
		27,668

Indonesia–0.12%

PT Bank Central Asia Tbk	7,400	8,165

	Shares	Value

Indonesia–(continued)

PT Telekomunikasi Indonesia Persero Tbk	24,300	$7,932
		16,097

Ireland–0.44%

Bank of Ireland (a)	25,347	5,228
CRH PLC	237	7,279
Experian PLC	1,701	33,245
Kerry Group PLC -Class A	77	6,589
Paddy Power Betfair PLC	54	6,338
		58,679

Italy–0.50%

Assicurazioni Generali S.p.A.	453	5,965
Atlantia S.p.A.	258	6,446
Enel S.p.A.	1,607	7,398
Eni S.p.A.	444	6,790
Intesa Sanpaolo S.p.A.	2,945	6,485
Luxottica Group S.p.A.	127	6,163
RCS MediaGroup S.p.A. (a)	56	51
Snam S.p.A.	1,235	7,144
Telecom Italia S.p.A. (a)	7,709	6,579
Terna - Rete Elettrica Nazionale S.p.A.	1,283	6,985
UniCredit S.p.A.	2,471	6,055
		66,061

Japan–11.71%

Aeon Co., Ltd.	700	10,036
Aisin Seiki Co., Ltd.	200	9,128
Ajinomoto Co., Inc.	400	10,201
ANA Holdings Inc.	4,000	11,466
Asahi Glass Co., Ltd.	2,000	11,456
Asahi Group Holdings, Ltd.	300	10,163
Asahi Kasei Corp.	2,000	15,129
Astellas Pharma Inc.	700	11,663
Bandai Namco Holdings Inc.	400	10,595
Bridgestone Corp.	300	10,407
Canon Inc.	400	11,332
Central Japan Railway Co.	100	18,600
Chubu Electric Power Co., Inc.	800	11,683
Chugai Pharmaceutical Co., Ltd.	300	11,221
Dai Nippon Printing Co., Ltd.	1,000	11,157
Dai-ichi Life Insurance Co. Ltd. (The)	800	10,388
Daiichi Sankyo Co., Ltd.	400	9,516
Daikin Industries, Ltd.	100	8,681
Daito Trust Construction Co., Ltd.	100	16,846
Daiwa House Industry Co., Ltd.	300	8,411
Daiwa Securities Group Inc.	2,000	11,249
Denso Corp.	300	11,658
Dentsu Inc.	200	9,539
East Japan Railway Co.	100	9,183
Eisai Co., Ltd.	200	11,698
FANUC Corp.	100	16,712
Fuji Heavy Industries Ltd.	300	11,533
FUJIFILM Holdings Corp.	300	10,785
Fujitsu Ltd.	3,000	12,444
Hankyu Hanshin Holdings, Inc.	200	7,418
Hitachi, Ltd.	2,000	9,138
Honda Motor Co., Ltd.	400	10,924

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Hoya Corp.	300	$10,641
INPEX Corp.	1,400	10,979
Isuzu Motors Ltd.	900	11,697
ITOCHU Corp.	800	9,046
Japan Airlines Co. Ltd.	300	9,272
Japan Exchange Group Inc.	700	9,859
Japan Real Estate Investment Corp.	2	12,089
Japan Retail Fund Investment Corp.	4	9,843
Japan Tobacco, Inc.	300	11,710
JFE Holdings, Inc.	800	10,408
JX Holdings, Inc.	2,700	10,144
Kajima Corp.	1,000	7,389
Kansai Electric Power Co., Inc. (The) (a)	1,200	11,268
Kao Corp.	200	10,781
KDDI Corp.	300	9,136
Keio Corp.	1,000	9,297
Kintetsu Group Holdings Co., Ltd.	3,000	12,962
Kirin Holdings Co., Ltd.	600	10,362
Koito Manufacturing Co., Ltd.	200	9,878
Komatsu Ltd.	600	11,647
Kubota Corp.	700	10,188
Kyocera Corp.	200	9,392
Lawson, Inc.	100	7,751
Makita Corp.	200	14,015
Marubeni Corp.	2,300	10,690
Mazda Motor Corp.	600	8,866
MEIJI Holdings Co., Ltd.	100	10,447
Mitsubishi Chemical Holdings Corp.	2,100	11,346
Mitsubishi Corp.	600	10,278
Mitsubishi Electric Corp.	1,000	11,708
Mitsubishi Estate Co., Ltd.	1,000	18,604
Mitsubishi Heavy Industries, Ltd.	3,000	12,814
Mitsubishi UFJ Financial Group, Inc.	2,200	11,191
Mitsui & Co., Ltd.	900	10,502
Mizuho Financial Group, Inc.	6,800	10,928
MS&AD Insurance Group Holdings, Inc.	400	11,530
Murata Manufacturing Co., Ltd.	100	12,247
NEC Corp.	4,000	10,954
NGK Insulators, Ltd.	500	11,927
Nidec Corp.	100	9,082
Nikon Corp.	600	8,503
Nintendo Co., Ltd.	100	20,658
Nippon Building Fund Inc.	2	12,303
Nippon Paint Holdings Co., Ltd.	400	10,921
Nippon Steel & Sumitomo Metal Corp.	500	9,439
Nippon Telegraph & Telephone Corp.	200	9,566
Nissan Motor Co., Ltd.	1,100	10,708
Nitori Holdings Co., Ltd.	100	12,485
Nitto Denko Corp.	200	13,401
Nomura Holdings, Inc.	2,500	11,211
NTT Data Corp.	200	9,868
NTT DOCOMO, Inc.	400	10,853
Obayashi Corp.	1,100	12,034
Odakyu Electric Railway Co., Ltd.	1,000	11,826
Olympus Corp.	200	6,883
OMRON Corp.	300	9,950
Ono Pharmaceutical Co., Ltd.	200	7,172
Oriental Land Co., Ltd.	200	12,633

	Shares	Value

Japan–(continued)

ORIX Corp.	700	$9,790
Osaka Gas Co., Ltd.	3,000	12,079
Otsuka Holdings Co., Ltd.	200	9,483
Panasonic Corp.	1,200	11,645
Rakuten Inc.	1,100	12,445
Recruit Holdings Co., Ltd.	300	11,430
Resona Holdings, Inc.	2,900	11,593
Ricoh Co., Ltd.	1,000	8,815
Santen Pharmaceutical Co., Ltd.	700	11,622
SECOM Co., Ltd.	100	7,510
Sekisui Chemical Co., Ltd.	800	11,682
Sekisui House, Ltd.	600	10,019
Seven & i Holdings Co., Ltd.	200	8,314
Shimano Inc.	100	15,674
Shimizu Corp.	1,000	10,169
Shin-Etsu Chemical Co., Ltd.	200	13,653
Shionogi & Co., Ltd.	200	10,364
Shiseido Co., Ltd.	400	11,235
SoftBank Group Corp.	200	11,041
Sompo Japan Nipponkoa Holdings Inc.	400	12,920
Sony Corp.	400	13,263
Sumitomo Chemical Co., Ltd.	2,000	8,828
Sumitomo Corp.	1,100	11,504
Sumitomo Electric Industries, Ltd.	700	9,647
Sumitomo Metal Mining Co., Ltd.	1,000	11,964
Sumitomo Mitsui Financial Group, Inc.	300	9,570
Sumitomo Mitsui Trust Holdings, Inc.	3,000	10,003
Suntory Beverage & Food Ltd.	200	8,691
Suzuki Motor Corp.	400	12,309
Sysmex Corp.	100	6,932
T&D Holdings, Inc.	1,000	10,220
Taisei Corp.	1,000	8,969
Takeda Pharmaceutical Co. Ltd.	200	8,897
TDK Corp.	200	12,258
Terumo Corp.	200	8,598
Tobu Railway Co., Ltd.	2,000	10,770
Tohoku Electric Power Co., Inc.	800	10,251
Tokio Marine Holdings, Inc.	300	11,623
Tokyo Electric Power Co. Holdings, Inc. (a)	2,300	9,001
Tokyo Electron Ltd.	100	8,707
Tokyo Gas Co., Ltd.	3,000	12,702
Tokyu Corp.	1,000	8,214
Toppan Printing Co., Ltd.	1,000	8,832
Toray Industries, Inc.	1,000	9,094
Toshiba Corp. (a)	4,000	10,378
TOTO Ltd.	300	12,837
Toyota Industries Corp.	200	8,952
Toyota Motor Corp.	200	11,130
Toyota Tsusho Corp.	400	8,810
Unicharm Corp.	500	10,273
West Japan Railway Co.	200	12,392
Yahoo Japan Corp.	2,200	9,702
Yamato Holdings Co., Ltd.	500	12,362
		1,552,808

Luxembourg–0.12%

ArcelorMittal S.A. (a)	1,420	9,126

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

Luxembourg–(continued)

Tenaris S.A.	541	$7,233
		16,359

Malaysia–1.69%

AMMB Holdings Berhad	6,123	6,475
Axiata Group Berhad	5,368	7,522
British American Tobacco Malaysia Berhad	512	6,196
Cahya Mata Sarawak Berhad	7,700	6,818
CIMB Group Holdings Berhad	5,900	6,366
DiGi.Com Berhad	7,300	8,905
Gamuda Berhad	6,100	7,231
Genting Malaysia Berhad	6,100	6,429
Hap Seng Consolidated Berhad	3,800	7,243
Hong Leong Bank Berhad	4,100	13,230
IHH Healthcare Berhad	7,421	11,936
IJM Corp. Berhad	10,158	8,469
IOI Corp. Berhad	5,700	5,930
Kuala Lumpur Kepong Berhad	1,800	10,264
Malayan Banking Berhad	5,519	10,894
Maxis Berhad	5,381	8,019
MISC Berhad	4,124	7,617
Petronas Chemicals Group Berhad	4,100	6,605
Petronas Dagangan Berhad	1,900	10,889
Petronas Gas Berhad	2,000	10,953
Public Bank Berhad	3,685	17,673
Sime Darby Berhad	3,305	6,031
Telekom Malaysia Berhad	7,791	13,087
Tenaga Nasional Berhad	3,222	11,395
YTL Corp. Berhad	21,100	8,666
		224,843

Mexico–1.23%

Alfa, S.A.B. de C.V. -Class A	4,200	6,853
America Movil S.A.B. de C.V. -Series L	9,540	5,489
Arca Continental S.A.B. de C.V.	1,232	7,917
Coca-Cola Femsa, S.A.B. de C.V. -Series L	1,200	9,406
Fibra Uno Administracion S.A. de C.V.	4,100	8,341
Fomento Economico Mexicano, S.A.B. de C.V. -Series BD (d)	1,000	8,943
Gruma, S.A.B. de C.V. -Class B	415	5,974
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	700	6,880
Grupo Aeroportuario del Sureste, S.A.B. de C.V. -Class B	555	8,538
Grupo Bimbo, S.A.B. de C.V. -Series A	2,700	8,067
Grupo Elektra, S.A.B. de C.V.	425	6,282
Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,400	7,667
Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	3,900	6,260
Grupo Financiero Santander Mexico, S.A.B. de C.V. -Class B	3,900	7,112
Grupo Lala, S.A.B. de C.V.	2,800	6,072
Grupo Mexico S.A.B. de C.V. -Series B	3,200	7,719
Grupo Televisa S.A.B. -Series CPO (e)	1,500	7,966
Infraestructura Enérgetica Nova, S.A.B. de C.V.	2,000	8,070

	Shares	Value

Mexico–(continued)

Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	3,500	$7,909
Mexichem S.A.B. de C.V.	3,000	6,544
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	645	7,535
Wal-Mart de México, S.A.B. de C.V. -Series V	3,024	6,901
		162,445

Netherlands–0.88%

Aegon N.V.	1,481	6,036
Akzo Nobel N.V.	109	7,062
ASML Holding N.V.	71	7,853
Gemalto N.V.	118	7,778
Heineken Holding N.V.	86	7,206
Heineken N.V.	78	7,362
ING Groep N.V.	540	6,023
Koninklijke Ahold Delhaize N.V.	591	14,111
Koninklijke DSM N.V.	116	7,425
Koninklijke KPN N.V.	1,783	5,866
Koninklijke Philips N.V.	243	6,484
NN Group N.V.	221	5,960
NXP Semiconductors N.V. (a)	84	7,064
Randstad Holding N.V.	126	5,420
Steinhoff International Holdings N.V.	1,204	7,615
Wolters Kluwer N.V.	178	7,487
		116,752

New Zealand–0.47%

Auckland International Airport Ltd.	2,925	15,588
Fisher & Paykel Healthcare Corp. Ltd.	1,914	14,512
Fletcher Building Ltd.	2,355	16,496
Spark New Zealand Ltd.	5,528	15,748
		62,344

Norway–0.28%

DNB ASA	735	8,088
Orkla ASA	1,092	10,156
Statoil ASA	588	9,340
Telenor ASA	598	9,986
		37,570

Philippines–0.60%

Aboitiz Equity Ventures Inc.	4,520	7,477
Ayala Corp.	360	6,642
Bank of the Philippine Islands	4,290	8,735
BDO Unibank, Inc.	3,200	7,683
GT Capital Holdings, Inc.	210	6,859
Jollibee Foods Corp.	1,560	8,437
Metro Pacific Investments Corp.	47,100	7,492
Metropolitan Bank & Trust Co.	3,400	6,847
Puregold Price Club, Inc.	6,800	6,922
SM Investments Corp.	465	6,795
Universal Robina Corp.	1,390	5,898
		79,787

Poland–0.20%

Bank Pekao S.A.	161	5,097
Orange Polska S.A.	3,899	5,393

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

Poland–(continued)

Polski Koncern Naftowy ORLEN S.A.	352	$5,641
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	878	5,363
Powszechny Zaklad Ubezpieczen S.A.	739	5,348
		26,842

Portugal–0.05%

EDP-Energias de Portugal, S.A.	2,038	6,989

Qatar–0.16%

Industries Qatar Q.S.C.	225	6,589
Masraf Al Rayan Q.S.C.	686	6,771
Qatar National Bank S.A.Q.	198	8,319
		21,679

Russia–0.05%

PhosAgro PJSC -GDR -REGS (c)	455	6,279

Singapore–1.47%

Ascendas REIT	7,000	12,835
Broadcom Ltd.	37	5,993
CapitaLand Ltd.	6,500	15,455
City Developments Ltd.	2,100	13,408
ComfortDelGro Corp. Ltd.	6,200	13,085
DBS Group Holdings Ltd.	1,400	16,166
Keppel Corp. Ltd.	3,500	13,864
Oversea-Chinese Banking Corp. Ltd.	2,500	16,135
Singapore Airlines Ltd.	1,600	13,133
Singapore Exchange Ltd.	2,300	12,974
Singapore Press Holdings Ltd.	4,600	13,034
Singapore Telecommunications Ltd.	5,600	17,579
United Overseas Bank Ltd.	1,200	16,392
Wilmar International Ltd.	6,500	15,036
		195,089

South Africa–0.38%

Growthpoint Properties Ltd.	3,882	7,371
Life Healthcare Group Holdings Ltd.	2,646	7,198
Mondi Ltd.	322	6,524
Pick n Pay Stores Ltd.	1,232	6,947
Resilient REIT Ltd.	698	6,790
SPAR Group Ltd. (The)	457	6,819
Vodacom Group Ltd.	741	8,618
		50,267

South Korea–0.87%

DGB Financial Group Inc.	923	7,424
E-MART Inc.	42	6,130
GS Holdings Corp.	145	6,234
Hankook Tire Worldwide Co., Ltd.	308	5,686
Hanwha Life Insurance Co., Ltd.	1,175	6,058
Hyundai Home Shopping Network Corp.	59	6,399
Industrial Bank of Korea	631	6,666
KB Financial Group Inc.	244	7,733
Korea Electric Power Corp.	136	7,433
Korea Zinc Co., Ltd.	15	6,815
KT Corp.	446	12,641
Samsung Electronics Co., Ltd.	6	8,243

	Shares	Value

South Korea–(continued)

Samsung Fire & Marine Insurance Co., Ltd.	25	$5,947
Shinhan Financial Group Co., Ltd.	192	6,877
SK Telecom Co., Ltd.	37	7,597
Woori Bank	863	7,781
		115,664

Spain–0.84%

Abertis Infraestructuras S.A.	437	6,873
Aena S.A. -REGS (c)	54	7,787
Amadeus IT Holding S.A. -Class A	162	7,605
Banco Bilbao Vizcaya Argentaria, S.A.	1,140	6,658
Banco de Sabadell S.A.	3,825	5,229
Banco Santander S.A.	1,607	6,780
CaixaBank S.A.	2,718	6,827
Enagas S.A.	230	7,011
Ferrovial S.A.	338	6,996
Gas Natural SDG, S.A.	369	7,633
Grifols S.A.	290	6,357
Iberdrola S.A.	1,041	7,151
Industria de Diseno Textil, S.A.	205	7,090
Red Eléctrica Corp. S.A.	320	7,330
Repsol S.A.	552	6,998
Telefónica, S.A.	721	7,067
		111,392

Sweden–1.08%

Assa Abloy AB -Class B	476	10,446
Atlas Copco AB -Class A	358	10,053
Hennes & Mauritz AB -Class B	321	9,697
Hexagon AB -Class B	263	10,373
Investor AB -Class B	266	9,164
Nordea Bank AB	1,019	9,080
Sandvik AB	958	10,266
Skandinaviska Enskilda Banken AB -Class A	1,038	9,104
Skanska AB -Class B	421	8,949
Svenska Cellulosa AB SCA -Class B	308	9,160
Svenska Handelsbanken AB -Class A	788	9,485
Swedbank AB -Class A	443	9,308
Telefonaktiebolaget LM Ericsson -Class B	1,298	9,677
Telia Co. AB	2,094	9,556
Volvo AB -Class B	877	9,347
		143,665

Switzerland–2.26%

ABB Ltd.	500	10,627
Actelion Ltd.	59	10,464
Adecco Group AG (The)	148	8,124
Cie Financiere Richemont S.A.	165	10,036
Credit Suisse Group AG	746	8,582
Geberit AG	25	9,647
Givaudan S.A.	5	10,276
Glencore PLC	16,252	40,568
Julius Baer Group Ltd.	208	8,537
Kuehne + Nagel International AG	68	9,542
LafargeHolcim Ltd.	216	10,278
Nestle S.A.	123	9,861

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

Switzerland–(continued)

Novartis AG	129	$10,688
Roche Holding AG	37	9,448
Schindler Holding AG -Participation Ctfs.	53	10,166
SGS S.A.	5	11,066
Sika AG	2	9,381
Swatch Group AG (The)	33	8,652
Swiss Re AG	111	9,317
Swisscom AG	20	9,845
Syngenta AG (a)	21	8,225
Syngenta AG	23	9,044
TE Connectivity Ltd.	95	5,727
UBS Group AG	675	9,298
Wolseley PLC	589	32,805
Zurich Insurance Group AG	40	9,612
		299,816

Taiwan–2.39%

Aerospace Industrial Development Corp.	5,000	6,838
Asia Cement Corp.	9,450	8,636
Asustek Computer Inc.	1,000	8,731
Cathay Financial Holding Co., Ltd.	5,758	6,446
Cheng Shin Rubber Industry Co., Ltd.	3,000	6,253
Chicony Electronics Co., Ltd.	3,015	7,445
China Development Financial Holding Corp.	24,224	5,890
China Steel Corp.	10,409	7,173
Chunghwa Telecom Co., Ltd.	4,551	16,210
CTBC Financial Holding Co. Ltd.	13,264	7,306
E.Sun Financial Holding Co. Ltd.	13,628	7,598
Far Eastern New Century Corp.	9,691	7,541
Far EasTone Telecommunications Co., Ltd.	4,267	9,819
First Financial Holding Co., Ltd.	25,197	13,957
Formosa Chemicals & Fibre Corp.	2,267	5,881
Formosa Petrochemical Corp.	2,000	5,672
Formosa Plastics Corp.	2,734	6,643
Fubon Financial Holding Co., Ltd.	5,000	6,213
Hon Hai Precision Industry Co., Ltd.	2,929	8,057
Hua Nan Financial Holdings Co., Ltd.	20,178	10,988
Mega Financial Holding Co., Ltd.	11,000	8,606
Nan Ya Plastics Corp.	3,384	6,397
President Chain Store Corp.	1,000	8,144
Quanta Computer Inc.	4,000	8,135
Shin Kong Financial Holding Co., Ltd.	34,412	6,963
Simplo Technology Co., Ltd.	2,000	7,071
SinoPac Financial Holdings Co., Ltd.	24,450	7,868
Standard Foods Corp.	3,000	7,439
Synnex Technology International Corp. (a)	7,000	8,251
Taishin Financial Holding Co., Ltd. (a)	18,970	7,599
Taiwan Cement Corp.	6,668	7,074
Taiwan Cooperative Financial Holding Co. Ltd.	25,796	12,069
Taiwan Fertilizer Co., Ltd.	6,000	8,356
Taiwan Mobile Co., Ltd.	3,217	11,075
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	9,447

	Shares	Value

Taiwan–(continued)

Uni-President Enterprises Corp.	4,105	$8,410
United Microelectronics Corp.	16,000	5,937
WPG Holdings Ltd.	7,068	8,968
Yuanta Financial Holding Co., Ltd.	18,752	6,559
		317,665

Thailand–1.35%

Airports of Thailand PCL	700	7,948
Bangchak Petroleum PCL (The)	6,800	6,561
Bangkok Airways PCL	10,500	6,851
Bangkok Bank PCL	1,700	8,346
Bangkok Dusit Medical Services PCL	13,600	8,803
BTS Group Holdings PCL	40,000	10,808
Central Pattana PCL	4,300	7,117
CH. Karnchang PCL	8,500	8,246
CP ALL PCL	4,900	7,289
Electricity Generating PCL	1,400	8,008
Global Power Synergy PCL	8,100	9,138
Home Product Center PCL	25,133	7,296
Kasikornbank PCL	1,300	7,467
Krung Thai Bank PCL	14,200	7,110
Land and Houses PCL	25,700	7,757
Pruksa Real Estate PCL	8,700	6,877
Robinson Department Store PCL	3,500	6,640
Siam Cement PCL (The)	550	8,094
Siam Commercial Bank PCL (The)	1,500	6,855
Thai Beverage PCL	34,400	26,545
TMB Bank PCL	81,600	5,308
		179,064

Turkey–0.47%

BIM Birlesik Magazalar A.S.	383	7,088
Enka Insaat ve Sanayi A.S.	4,727	6,975
Ford Otomotiv Sanayi A.S.	472	5,141
Haci Omer Sabanci Holding A.S.	1,943	5,795
Koc Holding A.S.	1,467	6,285
Petkim PetroKimya Holding A.S.	4,901	7,109
Tupras-Turkiye Petrol Rafinerileri A.S.	271	5,815
Turk Telekomunikasyon A.S.	2,885	5,833
Turkcell Iletisim Hizmetleri A.S. (a)	1,826	6,319
Turkiye Is Bankasi -Class C	3,872	5,962
		62,322

United Kingdom–10.86%

Anglo American PLC	3,568	39,621
ARM Holdings PLC	2,224	49,205
Associated British Foods PLC	747	26,600
AstraZeneca PLC	546	36,614
Aviva PLC	5,019	25,974
BAE Systems PLC	4,491	31,734
Barclays PLC	12,245	25,042
BP PLC	6,149	34,874
British American Tobacco PLC	528	33,708
BT Group PLC	5,105	27,760
Centrica PLC	10,909	34,804
CNH Industrial N.V.	966	6,889
Compass Group PLC	1,696	32,227
Delphi Automotive PLC	90	6,104
Diageo PLC	1,184	33,857

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

United Kingdom–(continued)

Fiat Chrysler Automobiles N.V.	1,057	$6,806
GlaxoSmithKline PLC	1,511	33,750
HSBC Holdings PLC	4,957	32,403
Imperial Brands PLC	581	30,625
International Consolidated Airlines Group, S.A.	4,160	22,349
ITV PLC	10,326	26,781
Kingfisher PLC	6,043	26,892
Land Securities Group PLC	1,896	27,447
Legal & General Group PLC	9,470	25,777
Lloyds Banking Group PLC	31,495	22,151
London Stock Exchange Group PLC	828	30,404
Marks & Spencer Group PLC	6,182	26,120
National Grid PLC	2,260	32,416
Next PLC	412	27,395
Old Mutual PLC	12,372	34,478
Pearson PLC	2,636	30,765
Prudential PLC	1,658	29,178
Reckitt Benckiser Group PLC	318	30,810
RELX N.V.	408	7,377
RELX PLC	1,739	33,021
Rio Tinto Ltd.	499	19,116
Rio Tinto PLC	1,163	37,881
Rolls-Royce Holdings PLC	3,641	38,110
Royal Bank of Scotland Group PLC (a)	9,255	23,563
Royal Dutch Shell PLC -Class A	1,315	33,963
SABMiller PLC	505	29,496
Sky PLC	2,349	28,612
Smith & Nephew PLC	1,857	30,544
SSE PLC	1,432	28,727
Standard Chartered PLC	4,182	33,458
Standard Life PLC	6,738	27,007
Tesco PLC (a)	13,609	28,093
Unilever N.V.	153	7,087
Unilever PLC	687	32,122
Vodafone Group PLC	9,646	29,300
WPP PLC	1,394	31,321
		1,440,358

United States–24.00%

3M Co.	37	6,599
Abbott Laboratories	149	6,668
AbbVie Inc.	93	6,159
ABM Industries Inc.	448	16,670
Acadia Realty Trust	383	14,424
Accenture PLC -Class A	51	5,753
Activision Blizzard, Inc.	159	6,385
Adobe Systems Inc. (a)	61	5,969
Aetna Inc.	50	5,760
Aflac, Inc.	87	6,288
Agree Realty Corp.	346	17,549
Air Products and Chemicals, Inc.	45	6,724
Alexion Pharmaceuticals, Inc. (a)	41	5,273
Allergan PLC (a)	24	6,071
ALLETE, Inc.	243	15,516
Allstate Corp. (The)	91	6,218
Alphabet Inc. -Class A (a)	8	6,331
Altria Group, Inc.	94	6,364

	Shares	Value

United States–(continued)

Amazon.com, Inc. (a)	8	$6,070
American Airlines Group Inc.	192	6,816
American Assets Trust, Inc.	343	15,737
American Electric Power Co., Inc.	95	6,584
American Express Co.	92	5,930
American International Group, Inc.	112	6,097
American States Water Co.	285	12,312
American Tower Corp.	56	6,483
Ameriprise Financial, Inc.	65	6,230
Ameris Bancorp	375	12,435
AMERISAFE, Inc.	205	11,999
AmerisourceBergen Corp.	79	6,730
Amgen Inc.	41	7,053
Anadarko Petroleum Corp.	117	6,380
Analog Devices, Inc.	106	6,766
Anthem, Inc.	45	5,910
Aon PLC	60	6,424
Apache Corp.	110	5,775
Apple Inc.	55	5,732
Applied Industrial Technologies, Inc.	284	13,334
Applied Materials, Inc.	247	6,494
Archer-Daniels-Midland Co.	138	6,221
Astoria Financial Corp.	767	11,252
AT&T Inc.	156	6,753
ATN International, Inc.	161	11,837
Automatic Data Processing, Inc.	69	6,138
AutoZone, Inc. (a)	8	6,512
AvalonBay Communities, Inc.	35	6,498
Avista Corp.	357	15,530
Baker Hughes Inc.	126	6,027
Bank Mutual Corp.	1,423	10,872
Bank of America Corp.	433	6,274
Bank of New York Mellon Corp. (The)	145	5,713
Banner Corp.	259	10,811
Baxter International Inc.	150	7,203
BB&T Corp.	163	6,010
Becton, Dickinson and Co.	36	6,336
Berkshire Hathaway Inc. -Class B (a)	42	6,059
Biogen Inc. (a)	22	6,378
BlackRock, Inc.	18	6,593
Bob Evans Farms, Inc.	237	8,717
Boeing Co. (The)	46	6,148
Boston Private Financial Holdings, Inc.	910	11,029
Boston Properties, Inc.	50	7,107
Boston Scientific Corp. (a)	264	6,410
Bristol-Myers Squibb Co.	83	6,209
Brookline Bancorp, Inc.	1,163	13,247
Cabot Microelectronics Corp.	278	14,628
California Water Service Group	379	12,784
Capital One Financial Corp.	84	5,635
Capstead Mortgage Corp.	1,336	13,293
Cardinal Financial Corp.	534	13,756
Cardinal Health, Inc.	75	6,270
Carnival Corp.	123	5,747
Caterpillar Inc.	82	6,786
CBS Corp. -Class B	115	6,005
Cedar Realty Trust Inc.	1,661	13,354
Celgene Corp. (a)	61	6,844

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

CenturyLink Inc.	220	$6,917
Charles Schwab Corp. (The)	202	5,741
Chevron Corp.	60	6,149
Chubb Ltd.	51	6,388
Cigna Corp.	43	5,545
Cisco Systems, Inc.	221	6,747
Citigroup Inc.	137	6,002
City Holding Co.	268	12,516
CME Group Inc. -Class A	63	6,441
Coca-Cola Co. (The)	135	5,890
Cognizant Technology Solutions Corp. -Class A (a)	101	5,806
Colgate-Palmolive Co.	87	6,475
Columbia Banking System, Inc.	380	11,522
Comcast Corp. -Class A	97	6,523
Community Bank System, Inc.	316	13,945
ConocoPhillips	133	5,429
Consolidated Edison, Inc.	83	6,647
Constellation Brands, Inc. -Class A	39	6,421
CoreSite Realty Corp.	147	12,132
Corning Inc.	286	6,355
Costco Wholesale Corp.	39	6,522
Cousins Properties, Inc.	1,027	10,927
Crown Castle International Corp.	68	6,598
CSX Corp.	233	6,601
Cummins Inc.	53	6,507
CVB Financial Corp.	682	11,219
CVS Health Corp.	60	5,563
Danaher Corp.	64	5,212
Deere & Co.	70	5,440
Delta Air Lines, Inc.	145	5,619
Deltic Timber Corp.	183	12,612
Devon Energy Corp.	168	6,431
Dime Community Bancshares, Inc.	735	12,716
DineEquity, Inc.	154	12,531
Discover Financial Services	107	6,082
Dollar General Corp.	66	6,253
Dominion Resources, Inc.	84	6,554
Dow Chemical Co. (The)	113	6,065
Drew Industries, Inc.	153	14,016
Duke Energy Corp.	79	6,762
E. I. du Pont de Nemours and Co.	88	6,087
EastGroup Properties, Inc.	225	16,565
Eaton Corp. PLC	102	6,468
eBay Inc. (a)	227	7,073
Ecolab Inc.	55	6,511
Edison International	88	6,809
Edwards Lifesciences Corp. (a)	59	6,757
El Paso Electric Co.	283	13,493
Electronic Arts Inc. (a)	79	6,029
Electronics for Imaging, Inc. (a)	274	12,135
Eli Lilly and Co.	78	6,465
EMC Corp.	221	6,250
EMCOR Group, Inc.	269	14,983
Emerson Electric Co.	116	6,484
EOG Resources, Inc.	81	6,618
Equinix, Inc.	17	6,339
Equity Residential	93	6,323

	Shares	Value

United States–(continued)

ESCO Technologies Inc.	345	$14,611
Exelon Corp.	178	6,636
Exponent, Inc.	258	13,109
Express Scripts Holding Co. (a)	82	6,238
Exxon Mobil Corp.	72	6,404
Facebook Inc. -Class A (a)	55	6,817
FedEx Corp.	40	6,476
Fidelity National Information Services, Inc.	80	6,362
First Commonwealth Financial Corp.	1,286	12,410
First Financial Bancorp.	622	13,255
First Midwest Bancorp, Inc.	657	12,266
Fiserv, Inc. (a)	57	6,291
Ford Motor Co.	437	5,532
Forrester Research, Inc.	316	12,934
Fortive Corp. (a)	32	1,543
Franklin Street Properties Corp.	1,082	13,871
G & K Services, Inc. -Class A	176	14,117
General Dynamics Corp.	43	6,316
General Electric Co.	195	6,072
General Mills, Inc.	99	7,117
General Motors Co.	182	5,740
Getty Realty Corp.	803	18,244
Gilead Sciences, Inc.	67	5,324
Goldman Sachs Group, Inc. (The)	37	5,876
Government Properties Income Trust	555	13,242
Griffon Corp.	653	11,192
H.B. Fuller Co.	270	12,571
Haemonetics Corp. (a)	451	13,674
Halliburton Co.	141	6,156
Haverty Furniture Cos., Inc.	593	10,929
HCA Holdings, Inc. (a)	81	6,248
HCP, Inc.	175	6,865
Healthcare Services Group, Inc.	359	13,933
Hess Corp.	103	5,526
Hillenbrand, Inc.	353	11,420
Hilton Worldwide Holdings Inc.	287	6,656
Home Depot, Inc. (The)	49	6,774
Honeywell International Inc.	55	6,398
Horace Mann Educators Corp.	366	12,510
HP Inc.	449	6,290
Humana Inc.	32	5,522
Illinois Tool Works Inc.	61	7,039
Illumina, Inc. (a)	37	6,155
Independent Bank Corp.	238	11,950
Infinity Property & Casualty Corp.	187	15,341
Ingersoll-Rand PLC	92	6,096
Innospec Inc.	218	10,959
Integra LifeSciences Holdings Corp. (a)	149	12,556
Intel Corp.	189	6,589
Intercontinental Exchange, Inc.	24	6,341
International Business Machines Corp.	39	6,264
International Paper Co.	140	6,413
Intuit Inc.	60	6,659
Intuitive Surgical, Inc. (a)	9	6,262
J & J Snack Foods Corp.	140	17,025
Johnson & Johnson	56	7,013
Johnson Controls, Inc.	135	6,199

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

JPMorgan Chase & Co.	97	$6,205
Kaiser Aluminum Corp.	148	12,262
Kaman Corp.	344	14,847
Kellogg Co.	79	6,534
Kimberly-Clark Corp.	45	5,830
Kinder Morgan Inc.	320	6,506
Kite Realty Group Trust	503	15,296
Kraft Heinz Co. (The)	71	6,134
Kroger Co. (The)	163	5,573
Las Vegas Sands Corp.	115	5,825
Lexington Realty Trust	1,291	14,033
LinkedIn Corp. -Class A (a)	45	8,673
Lockheed Martin Corp.	27	6,824
Lowe’s Cos., Inc.	75	6,171
LTC Properties, Inc.	303	16,220
LyondellBasell Industries N.V. -Class A	69	5,193
ManTech International Corp. -Class A	307	12,130
Marathon Petroleum Corp.	158	6,224
Marsh & McLennan Cos., Inc.	91	5,983
MasterCard, Inc. -Class A	66	6,286
Matthews International Corp. -Class A	244	14,667
MB Financial, Inc.	316	12,131
McDonald’s Corp.	51	6,000
McKesson Corp.	32	6,226
Mead Johnson Nutrition Co.	76	6,779
Medtronic PLC	78	6,835
Merck & Co., Inc.	114	6,687
Meridian Bioscience, Inc.	583	11,287
MetLife, Inc.	131	5,599
Microsoft Corp.	118	6,688
MKS Instruments, Inc.	346	15,805
Mondelez International, Inc. -Class A	133	5,849
Monro Muffler Brake, Inc.	157	9,831
Monsanto Co.	54	5,766
Monster Beverage Corp. (a)	39	6,265
Morgan Stanley	224	6,436
Mueller Industries, Inc.	383	13,037
Mylan N.V. (a)	130	6,083
Navigant Consulting, Inc. (a)	700	13,797
Navigators Group, Inc. (The)	169	15,830
NBT Bancorp Inc.	443	13,210
Neenah Paper, Inc.	167	12,597
Netflix Inc. (a)	58	5,293
Newell Brands, Inc.	126	6,610
NextEra Energy, Inc.	52	6,671
NIKE, Inc. -Class B	100	5,550
Noble Energy, Inc.	183	6,537
Norfolk Southern Corp.	72	6,464
Northern Trust Corp.	85	5,745
Northfield Bancorp, Inc.	1,082	16,154
Northrop Grumman Corp.	28	6,066
Northwest Bancshares, Inc.	1,090	16,252
Northwest Natural Gas Co.	263	17,079
NorthWestern Corp.	256	15,549
Nucor Corp.	121	6,490
NVIDIA Corp.	130	7,423
O’Reilly Automotive, Inc. (a)	22	6,394

	Shares	Value

United States–(continued)

Occidental Petroleum Corp.	81	$6,053
Old National Bancorp	914	12,028
Omnicom Group Inc.	75	6,172
Oracle Corp.	157	6,443
Oritani Financial Corp.	837	13,576
PACCAR Inc.	111	6,546
Parkway Properties, Inc.	668	11,603
PayPal Holdings, Inc. (a)	152	5,660
PepsiCo, Inc.	59	6,426
Perrigo Co. PLC	59	5,392
PetMed Express, Inc.	622	12,894
Pfizer Inc.	174	6,419
PG&E Corp.	105	6,714
Philip Morris International Inc.	63	6,316
Phillips 66	73	5,552
Pioneer Natural Resources Co.	38	6,178
PNC Financial Services Group, Inc. (The)	69	5,703
Popeyes Louisiana Kitchen, Inc. (a)	211	12,086
PPG Industries, Inc.	58	6,073
PPL Corp.	166	6,260
Praxair, Inc.	55	6,410
Priceline Group Inc. (The) (a)	5	6,754
ProAssurance Corp.	371	19,166
Procter & Gamble Co. (The)	71	6,077
Prologis, Inc.	124	6,757
Provident Financial Services, Inc.	715	14,407
Prudential Financial, Inc.	78	5,873
PS Business Parks, Inc.	149	16,523
Public Service Enterprise Group Inc.	133	6,119
Public Storage	24	5,734
QUALCOMM, Inc.	113	7,072
Raytheon Co.	47	6,558
Regeneron Pharmaceuticals, Inc. (a)	15	6,377
Retail Opportunity Investments Corp.	662	15,113
Reynolds American Inc.	115	5,757
RLI Corp.	192	13,089
Ross Stores, Inc.	114	7,049
Ruth’s Hospitality Group, Inc.	647	10,333
S&P Global Inc.	55	6,721
S&T Bancorp, Inc.	442	11,267
Safety Insurance Group, Inc.	212	13,504
salesforce.com, inc. (a)	73	5,971
Samsonite International S.A.	3,988	11,311
Saul Centers, Inc.	220	14,777
Schlumberger Ltd.	79	6,361
Scholastic Corp.	300	12,330
Selective Insurance Group, Inc.	330	12,923
Sempra Energy	55	6,153
Sherwin-Williams Co. (The)	21	6,294
Shire PLC	500	32,323
Simon Property Group, Inc.	30	6,811
Simpson Manufacturing Co., Inc.	364	14,851
South Jersey Industries, Inc.	405	12,911
Southern Co. (The)	122	6,527
Southwest Airlines Co.	134	4,959
Southwest Gas Corp.	191	14,803
Spectra Energy Corp.	184	6,618

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

Spire, Inc.	261	$18,113
St. Jude Medical, Inc.	80	6,643
Standex International Corp.	130	11,544
Starbucks Corp.	101	5,863
State Street Corp.	92	6,052
Sterling Bancorp	726	12,262
Stewart Information Services Corp.	314	13,442
Stryker Corp.	57	6,628
SunTrust Banks, Inc.	139	5,878
Sykes Enterprises, Inc. (a)	374	11,478
Synchrony Financial (a)	206	5,743
Sysco Corp.	132	6,836
T. Rowe Price Group Inc.	82	5,797
Talmer Bancorp, Inc. -Class A	603	12,675
Target Corp.	88	6,629
TeleTech Holdings, Inc.	435	12,415
Tennant Co.	212	13,585
Tetra Tech, Inc.	395	13,007
Texas Instruments Inc.	100	6,975
Thermo Fisher Scientific, Inc.	42	6,671
Time Warner Inc.	80	6,132
TJX Cos., Inc. (The)	79	6,456
Tompkins Financial Corp.	184	13,384
Travelers Cos., Inc. (The)	54	6,276
TrustCo Bank Corp NY	1,784	11,828
Twenty-First Century Fox, Inc. -Class A	213	5,674
Tyco International PLC	139	6,334
U.S. Bancorp	154	6,494
UMB Financial Corp.	198	10,971
UniFirst Corp.	113	13,207
Union Pacific Corp.	74	6,886
United Bankshares, Inc.	315	12,065
United Community Banks, Inc.	571	10,986
United Fire Group, Inc.	263	11,046
United Parcel Service, Inc. -Class B	59	6,378
United Technologies Corp.	61	6,567
UnitedHealth Group Inc.	44	6,301
Universal Corp.	196	11,625
Universal Health Realty Income Trust	205	12,232
Urstadt Biddle Properties Inc. -Class A	660	16,302
Valero Energy Corp.	109	5,699
Ventas, Inc.	90	6,854
Verizon Communications Inc.	115	6,372
Vertex Pharmaceuticals Inc. (a)	66	6,402
VF Corp.	91	5,681
Viacom Inc. -Class B	139	6,320
Visa Inc. -Class A	80	6,244
Vornado Realty Trust	64	6,874
Wal-Mart Stores, Inc.	89	6,494
Walgreens Boots Alliance, Inc.	73	5,785
Walt Disney Co. (The)	60	5,757
Waste Management, Inc.	104	6,876
WD-40 Co.	118	13,568
Wells Fargo & Co.	116	5,565
Welltower Inc.	88	6,981
Westamerica Bancorp.	255	11,995
Western Digital Corp.	120	5,701
Weyerhaeuser Co.	212	6,937

	Shares	Value

United States–(continued)

Williams Cos., Inc. (The)	264	$6,328
Wintrust Financial Corp.	217	11,458
Xcel Energy, Inc.	149	6,553
Yahoo! Inc. (a)	175	6,683
Yum! Brands, Inc.	76	6,796
Zimmer Biomet Holdings, Inc.	50	6,557
Zoetis Inc.	126	6,359
		3,183,863
Total Common Stocks & Other Equity Interests (Cost $10,482,917)		10,939,553

Money Market Funds–11.74%

Liquid Assets Portfolio –Institutional Class, 0.40% (f)	778,574	778,574
Premier Portfolio –Institutional Class, 0.36% (f)	778,574	778,574
Total Money Market Funds (Cost $1,557,148)		1,557,148
TOTAL INVESTMENTS–94.20% (Cost $12,040,065)		12,496,701
OTHER ASSETS LESS LIABILITIES–5.80%		769,489
NET ASSETS–100.00%		$13,266,190

Investment Abbreviations:

ADR	—American Depositary Receipt
CPO	—Certificates of Ordinary Participation
Ctfs.	—Certificates
GDR	—Global Depositary Receipt
REGS	—Regulation S
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Each unit represents two preferred shares and one common share.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $34,853, which represented less than 1% of the Fund’s Net Assets.

(d)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.

(e)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Macro Long/Short Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Macro Long/Short Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Macro Long/Short Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as

                                 Invesco Macro Long/Short Fund

G.	Swap Agreements – (continued)

upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $606,687 and from Level 2 to Level 1 of $2,531,705, due to foreign fair value adjustments.

                                 Invesco Macro Long/Short Fund

	Level 1	Level 2	Level 3	Total
Australia	$97,656	$792,261	$—	$889,917
Austria	14,210	—	—	14,210
Belgium	34,223	—	—	34,223
Brazil	41,848	—	—	41,848
Chile	89,539	—	—	89,539
China	39,585	50,317	—	89,902
Colombia	12,678	—	—	12,678
Czech Republic	13,702	—	—	13,702
Denmark	87,785	—	—	87,785
Finland	44,024	—	—	44,024
France	305,779	19,394	—	325,173
Germany	271,212	—	—	271,212
Hong Kong	132,834	288,319	—	421,153
Hungary	21,820	—	—	21,820
India	27,668	—	—	27,668
Indonesia	—	16,097	—	16,097
Ireland	53,451	5,228	—	58,679
Italy	66,061	—	—	66,061
Japan	46,648	1,506,160	—	1,552,808
Luxembourg	16,359	—	—	16,359
Malaysia	147,312	77,531	—	224,843
Mexico	162,445	—	—	162,445
Netherlands	110,729	6,023	—	116,752
New Zealand	45,847	16,497	—	62,344
Norway	18,073	19,497	—	37,570
Philippines	73,889	5,898	—	79,787
Poland	26,842	—	—	26,842
Portugal	6,989	—	—	6,989
Qatar	8,319	13,360	—	21,679
Russia	6,279	—	—	6,279
Singapore	5,993	189,096	—	195,089
South Africa	41,649	8,618	—	50,267
South Korea	68,976	46,688	—	115,664
Spain	97,614	13,778	—	111,392
Sweden	143,665	—	—	143,665
Switzerland	259,248	40,568	—	299,816
Taiwan	140,102	177,563	—	317,665
Thailand	128,352	50,712	—	179,064
Turkey	29,016	33,306	—	62,322
United Kingdom	1,154,413	285,945	—	1,440,358
United States	4,697,378	43,633	—	4,741,011
	8,790,212	3,706,489	—	12,496,701
Forward Foreign Currency Contracts*	—	(63,896)	—	(63,896)
Futures Contracts*	(69,234)	—	—	(69,234)
Swap Agreements*	—	(8,296)	—	(8,296)
Total Investments	$8,720,978	$3,634,297	$—	$12,355,275

*  Unrealized appreciation (depreciation).

                                 Invesco Macro Long/Short Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:	$5,852	$(69,838)
Forward foreign currency contracts
Equity risk:	196,071	(265,305)
Futures contracts
Swap agreements	—	(8,296)
Total	$201,923	$(343,439)

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$(86,360)	$—	$—
Equity risk	—	(410,739)	15,955
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(30,702)	—	—
Equity risk	—	10,157	(5,503)
Total	$(117,062)	$(400,582)	$10,452

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$5,839,497	$4,323,894	$165,151

                                 Invesco Macro Long/Short Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
01/19/17	Canadian Imperial Bank of Commerce	AUD	1,080,000	USD	815,508	$ 816,404	$ (896)
01/19/17	Canadian Imperial Bank of Commerce	CHF	200,000	USD	205,656	208,488	(2,832)
01/19/17	Canadian Imperial Bank of Commerce	EUR	990,000	USD	1,106,127	1,115,375	(9,248)
01/19/17	Canadian Imperial Bank of Commerce	GBP	1,130,000	USD	1,505,612	1,500,251	5,361
01/19/17	Canadian Imperial Bank of Commerce	JPY	154,300,000	USD	1,467,986	1,523,184	(55,198)
01/19/17	Canadian Imperial Bank of Commerce	NOK	330,000	USD	39,215	39,133	82
01/19/17	Canadian Imperial Bank of Commerce	NZD	80,000	USD	56,576	57,348	(772)
01/19/17	Canadian Imperial Bank of Commerce	SEK	1,230,000	USD	145,425	145,016	409
01/19/17	Canadian Imperial Bank of Commerce	SGD	270,000	USD	200,163	201,055	(892)
Total Forward Foreign Currency Contracts—Currency Risk							$ (63,896)

Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen	SGD	—	Singapore Dollar
CHF	—	Swiss Franc	NOK	—	Norwegian Krone	USD	—	U.S. Dollar
EUR	—	Euro	NZD	—	New Zealand Dollar
GBP	—	British Pound Sterling	SEK	—	Swedish Krona

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	11	September-2016	$ 366,800	$ 15,052
Dow Jones EURO STOXX 50 Index	Short	21	September-2016	(700,255)	(29,421)
E-Mini S&P 500 Index	Long	4	September-2016	433,640	16,182
E-Mini S&P 500 Index	Short	8	September-2016	(867,280)	(28,829)
FTSE 100 Index	Long	12	September-2016	1,060,161	86,925
FTSE 100 Index	Short	10	September-2016	(883,468)	(80,578)
Hang Seng Index	Long	6	August-2016	841,952	(10,443)
Hang Seng Index	Short	2	August-2016	(280,651)	2,429
Mini MSCI Emerging Markets Asia Index	Long	29	September-2016	1,278,175	59,591
Mini MSCI Emerging Markets Asia Index	Short	20	September-2016	(881,500)	(41,340)
MSCI Singapore Index	Short	4	August-2016	(93,182)	3,135
Russell 2000 Mini Index	Short	7	September-2016	(851,900)	(39,945)
SPI 200 Index	Short	5	September-2016	(524,271)	(31,934)
Tokyo Stock Price Index	Long	4	September-2016	520,751	(2,815)
Tokyo Stock Price Index	Short	7	September-2016	(911,314)	12,757
Total Futures Contracts – Equity Risk					$ (69,234)

(a)	Futures contracts collateralized by $835,000 cash held with Goldman Sachs International, the futures commission merchant.

                                 Invesco Macro Long/Short Fund

Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/Receive Floating Rate	Reference Entity	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)

Goldman Sachs International	Receive	Swiss Market Index Futures	2	September- 2016	$164,829	$(8,296)

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $4,556,315 and $5,241,973, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,153,775
Aggregate unrealized (depreciation) of investment securities	(731,400)
Net unrealized appreciation of investment securities	$422,375
Cost of investments for tax purposes is $12,074,326.

                                 Invesco Macro Long/Short Fund

Invesco MLP Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	MLP-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Units	Value

Master Limited Partnerships–96.82%

Gathering & Processing MLP–10.66%

Antero Midstream Partners L.P.	5,129	$130,379
DCP Midstream Partners, L.P.	4,382	146,666
Enable Midstream Partners, L.P.	3,296	41,958
EnLink Midstream Partners, L.P.	5,498	93,961
EQT Midstream Partners L.P.	2,409	192,262
Rice Midstream Partners L.P.	4,599	87,013
Western Gas Partners L.P.	4,263	217,200
		909,439

Marine–1.05%

GasLog Partners L.P. (Monaco)	2,368	52,096
Golar LNG Partners L.P. (United Kingdom)	1,970	37,627
		89,723

Natural Gas Pipelines & Storage–5.48%

Boardwalk Pipeline Partners, L.P.	7,809	130,488
Columbia Pipeline Partners L.P.	917	13,727
Spectra Energy Partners, L.P.	1,457	71,014
Tallgrass Energy Partners L.P.	3,003	142,012
TC Pipelines, L.P.	1,982	110,378
		467,619

Pipelines & Midstream Diversified–45.45%

Enbridge Energy Partners, L.P.	12,714	296,999
Energy Transfer Partners, L.P.	22,341	882,469
Enterprise Products Partners L.P.	55,631	1,583,815
ONEOK Partners, L.P.	6,334	254,817
Plains All American Pipeline, L.P.	16,417	457,378
Williams Partners L.P.	10,750	401,405
		3,876,883

Refined Products Pipelines & Terminals–33.38%

Buckeye Partners, L.P.	4,654	335,367
Genesis Energy, L.P.	8,527	310,212
Holly Energy Partners, L.P.	2,370	85,320
Magellan Midstream Partners, L.P.	8,537	622,006
Martin Midstream Partners L.P.	2,600	58,396
MPLX L.P.	12,294	398,940
NGL Energy Partners L.P.	5,195	97,718
NuStar Energy L.P.	2,362	118,454
PBF Logistics L.P.	2,925	64,496
Phillips 66 Partners L.P.	1,205	64,468
Sunoco L.P.	3,166	98,146
Sunoco Logistics Partners L.P.	10,944	316,063
Tesoro Logistics L.P.	4,459	217,466
VTTI Energy Partners L.P. (United Kingdom)	3,004	59,599
		2,846,651

Refinery Logistics–0.80%

Shell Midstream Partners, L.P.	2,086	67,816
Total Master Limited Partnerships (Cost $7,790,658)		8,258,131

	Shares	Value

Common Stocks–1.20%

Gathering & Processing–0.72%

Targa Resources Corp.	1,648	$61,404

Pipelines & Midstream Diversified–0.48%

Williams Cos., Inc. (The)	1,721	41,252
Total Common Stocks (Cost $103,152)		102,656

Money Market Funds–1.68%

Liquid Assets Portfolio –Institutional Class, 0.40% (a)	71,507	71,507
Premier Portfolio –Institutional Class, 0.36% (a)	71,507	71,507
Total Money Market Funds (Cost $143,014)		143,014
TOTAL INVESTMENTS–99.70% (Cost $8,036,824)		8,503,801
OTHER ASSETS LESS LIABILITIES–0.30%		25,608
NET ASSETS–100.00%		$8,529,409

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco MLP Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized

                                 Invesco MLP Fund

E.	Return of Capital – (continued)

appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.	Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an Level 1 investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco MLP Fund

As of July 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $5,989,637 and $2,700,399, respectively.

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 190,152
Aggregate unrealized (depreciation) of investment securities	(112,397)
Net unrealized appreciation of investment securities	$ 77,755
Cost of investments for tax purposes is $8,426,046.

                                 Invesco MLP Fund

Invesco Multi-Asset Income Fund
Effective July 27, 2016, Invesco Premium Income Fund was renamed Invesco Multi-Asset Income Fund. Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	MAIN-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–38.42%

Aerospace & Defense–0.66%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/2020(b)	$136,000	$138,380
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	190,000	193,325
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	130,000	134,550
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	135,000	143,775
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	314,000	329,700
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	54,000	55,755
		995,485

Agricultural & Farm Machinery–0.12%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	196,000	181,545

Airlines–0.19%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	270,000	282,488

Alternative Carriers–0.36%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	255,000	267,750
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	160,000	168,800
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	102,000	107,355
		543,905

Apparel Retail–0.23%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	134,000	141,035
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	240,000	213,000
		354,035

Asset Management & Custody Banks–0.47%

CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	76,000	80,655
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	320,000	329,200

	Principal Amount	Value

Asset Management & Custody Banks–(continued)

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	$227,000	$243,741
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	56,000	58,940
		712,536

Auto Parts & Equipment–0.17%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	224,000	183,120
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	67,000	69,848
		252,968

Automobile Manufacturers–0.14%

Kia Motors Corp. (South Korea), Sr. Unsec. Notes, 3.25%, 04/21/2026(b)	200,000	211,131

Broadcasting–0.65%

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	135,000	140,737
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	55,000	55,000
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	163,000	173,595
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	92,000	93,610
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	180,000	187,200
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	108,000	110,700
TEGNA Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	50,000	53,125
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	165,000	169,125
		983,092

Building Products–0.70%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	172,000	182,320
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	259,000	275,511
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	285,000	294,619

See accompanying notes which are an integral part of this schedule.

                                  Invesco Multi-Asset Income Fund

	Principal Amount	Value

Building Products–(continued)

Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/02/2015; Cost $17,280)(b)	$18,000	$13,882
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	170,000	179,350
6.00%, 10/15/2025(b)	109,000	118,265
		1,063,947

Cable & Satellite–1.79%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	350,000	356,125
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	115,000	117,587
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	475,000	503,500
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	75,000	79,969
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	407,000	394,790
Neptune Finco Corp., Sr. Unsec. Notes, 6.63%, 10/15/2025(b)	200,000	215,750
10.13%, 01/15/2023(b)	200,000	229,250
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	400,000	390,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.00%, 01/15/2025(b)	200,000	208,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	200,000	207,750
		2,702,721

Casinos & Gaming–0.48%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	120,000	129,000
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	148,000	158,360
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	50,063
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	115,000	124,775
7.75%, 03/15/2022	53,000	61,480
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	93,000	100,556

	Principal Amount	Value

Casinos & Gaming–(continued)

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/2022	$17,000	$17,595
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	80,000	80,800
		722,629

Commercial Printing–0.25%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	364,000	379,470

Commodity Chemicals–0.21%

Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	113,000	116,108
Mexichem, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 09/17/2044(b)	200,000	198,190
		314,298

Communications Equipment–0.12%

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	36,000	36,000
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	142,000	152,650
		188,650

Construction & Engineering–0.11%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	150,000	159,672

Construction Machinery & Heavy Trucks–0.68%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	159,000	164,565
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	230,000	227,125
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	13,000	11,505
6.75%, 06/15/2021	160,000	154,200
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	149,000	111,005
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	164,000	172,200
5.38%, 03/01/2025	180,000	188,550
		1,029,150

Construction Materials–0.25%

CEMEX, S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 7.75%, 04/16/2026(b)	200,000	222,041
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $179,150)(b)	177,000	159,742
		381,783

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Consumer Finance–0.46%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	$250,000	$258,437
5.13%, 09/30/2024	408,000	436,050
		694,487

Distillers & Vintners–0.04%

Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2024	55,000	59,881

Diversified Banks–0.51%

Banque Centrale de Tunisie International Bond (Tunisia), REGS, Sr. Unsec. Euro Notes, 5.75%, 01/30/2025(b)	200,000	190,500
BGEO Group JSC (Georgia), Sr. Unsec. Bonds, 6.00%, 07/26/2023(b)	200,000	200,508
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	100,000	119,037
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	100,506
6.13%, 12/15/2022	145,000	154,944
		765,495

Diversified Capital Markets–0.16%

BTG Investments L.P. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 04/17/2018(b)	250,000	240,680

Diversified Chemicals–0.45%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	225,000	197,437
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	200,000	199,500
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	276,000	278,774
		675,711

Diversified Metals & Mining–0.57%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	18,000	17,550
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	247,000	214,272
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	159,000	170,925
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 5.88%, 04/23/2045	200,000	198,500

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	$194,000	$177,510
8.00%, 06/01/2021(b)	83,000	88,603
		867,360

Diversified Real Estate Activities–0.05%

IRSA Propiedades Comerciales S.A. (Argentina), Sr. Unsec. Notes, 8.75%, 03/23/2023(b)	66,000	71,363

Diversified Support Services–0.35%

Golden Legacy Pte. Ltd. (Indonesia), Sr. Unsec. Gtd. Notes, 8.25%, 06/07/2021(b)	500,000	531,375

Electric Utilities–0.89%

Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	200,000	199,555
Eskom Holdings SOC Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(b)	300,000	307,500
Hrvatska elektroprivreda d.d. (Croatia), Sr. Unsec. Notes, 5.88%, 10/23/2022(b)	385,000	413,394
PT Perusahaan Listrik Negara (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.50%, 11/22/2021(b)	200,000	221,188
Star Energy Geothermal Wayang Windu Ltd. (Indonesia), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/2020(b)	200,000	209,750
		1,351,387

Electrical Components & Equipment–0.28%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	269,000	269,000
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	99,000	102,713
5.00%, 10/01/2025(b)	44,000	45,760
		417,473

Environmental & Facilities Services–0.21%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	298,000	309,920

Food Distributors–0.09%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	132,000	137,280

Forest Products–0.09%

Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	125,000	132,500

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Gas Utilities–0.62%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	$57,000	$60,278
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	58,000	60,320
5.88%, 08/20/2026	60,000	62,700
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	195,000	176,475
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	165,000	167,062
7.38%, 08/01/2021	44,000	45,870
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/2022(b)	350,000	364,875
		937,580

General Merchandise Stores–0.11%

Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	152,000	164,920

Health Care Facilities–1.33%

Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	197,470	171,305
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	190,000	203,419
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	116,000	132,240
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	120,000	126,000
5.88%, 02/15/2026	330,000	354,750
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	80,000	83,000
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	80,000	82,200
5.88%, 12/01/2023	23,000	24,380
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	310,000	324,725
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	141,000	136,770
8.00%, 08/01/2020	74,000	75,757
8.13%, 04/01/2022	245,000	254,800
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	36,000	37,215
		2,006,561

	Principal Amount	Value

Health Care Services–0.36%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	$165,000	$167,887
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	191,000	199,595
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	167,000	179,525
		547,007

Home Improvement Retail–0.10%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	175,000	158,375

Homebuilding–0.35%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	187,000	179,520
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	61,000	56,196
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	24,524
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	85,000	89,037
7.15%, 04/15/2020	65,000	71,338
Taylor Morrison Communities Inc./Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	104,000	108,420
		529,035

Household Products–0.41%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	42,537
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	300,000	313,875
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	13,000	13,813
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	80,000	87,000
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	164,000	169,535
		626,760

Independent Power Producers & Energy Traders–0.88%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	332,000	342,375
6.00%, 05/15/2026	10,000	10,575
AES El Salvador Trust II (El Salvador), REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/28/2023(b)	250,000	233,125
AES Gener S.A. (Chile), Sr. Unsec. Notes, 5.00%, 07/14/2025(b)	400,000	417,750

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)

Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	$164,000	$164,000
5.50%, 02/01/2024	74,000	74,185
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	82,000	81,180
		1,323,190

Industrial Machinery–0.07%

Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	120,000	91,500
Shape Technologies Group, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	20,000	19,925
		111,425

Integrated Oil & Gas–2.09%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 09/18/2023	290,000	303,775
Gazprom OAO Via Gaz Capital S.A. (Russia), REGS, Sr. Unsec. Medium-Term Euro Notes, 8.63%, 04/28/2034(b)	200,000	250,677
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2019	280,000	267,750
8.75%, 05/23/2026	200,000	209,750
Petroleos de Venezuela S.A. (Venezuela), REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 05/16/2024(b)	366,000	137,250
Sr. Unsec. Gtd. Euro Notes, 9.00%, 11/17/2021(b)	200,000	99,204
Petroleum Co. of Trinidad and Tobago Ltd. (Trinidad), REGS, Sr. Unsec. Euro Notes, 9.75%, 08/14/2019(b)	200,000	218,750
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	400,000	416,491
Sr. Unsec. Gtd. Global Notes, 4.50%, 01/23/2026	160,000	155,315
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	500,000	527,503
State Oil Co. of the Azerbaijan Republic (Azerbaijan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/2023(b)	200,000	189,032
YPF S.A. (Argentina), Sr. Unsec. Notes, 8.50%, 03/23/2021(b)	350,000	376,250
		3,151,747

	Principal Amount	Value

Integrated Telecommunication Services–1.07%

CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	$202,000	$216,140
Communications Sales & Leasing, Inc./CSL Capital, LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	15,000	15,638
Frontier Communications Corp., Sr. Unsec. Global Notes, 7.88%, 01/15/2027	29,000	25,520
8.88%, 09/15/2020(b)	58,000	62,640
10.50%, 09/15/2022	30,000	32,550
11.00%, 09/15/2025	253,000	271,659
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	110,000	114,812
GTH Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	200,000	211,500
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	180,000	197,100
6.84%, 04/28/2023	173,000	186,840
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	221,000	238,127
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	34,000	36,380
		1,608,906

Internet Software & Services–0.32%

Match Group, Inc., Sr. Unsec. Notes, 6.38%, 06/01/2024(b)	50,000	53,688
Tencent Holdings Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(b)	400,000	428,856
		482,544

Leisure Products–0.19%

Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	276,000	290,835

Life Sciences Tools & Services–0.03%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	38,000	39,330

Managed Health Care–0.04%

Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	53,000	54,988

Marine–0.13%

Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 01/08/2015-07/16/2015; Cost $250,700)(b)	255,000	197,625

See accompanying notes which are an integral part of this schedule.
                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Metal & Glass Containers–0.30%

Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	$85,000	$90,525
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	77,000	80,754
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	73,000	75,007
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	200,000	201,500
		447,786

Movies & Entertainment–0.11%

Mediacom Broadband LLC/Corp., Sr. Unsec. Global Notes, 5.50%, 04/15/2021	60,000	62,100
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	100,000	102,250
		164,350

Multi-Utilities–0.14%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates), REGS, Sr. Unsec. Global Notes, 3.88%, 05/06/2024(b)	200,000	207,750

Oil & Gas Drilling–0.03%

Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	55,000	44,275

Oil & Gas Equipment & Services–0.05%

Odebrecht Oil & Gas Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.00% (b)(c)(d)	250,000	15,000
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	59,000	57,378
		72,378

Oil & Gas Exploration & Production–2.46%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	69,000	66,068
6.00%, 12/01/2020	253,000	251,735
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	135,000	87,075
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	220,953
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	241,000	239,192
5.50%, 04/01/2023	147,000	145,897
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	30,000	28,200

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	$18,000	$11,520
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	127,000	134,938
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	255,000	251,812
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	127,000	107,791
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	34,000	28,815
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	250,000	257,500
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	64,000	66,560
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	206,125
5.63%, 05/20/2043(b)	200,000	207,291
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	210,000	192,150
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	42,000	41,160
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	306,000	313,650
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	31,000	26,428
6.50%, 01/01/2023	55,000	47,025
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	117,000	104,715
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Unsec. Gtd. Bonds, 4.00%, 08/15/2026(b)	390,000	389,358
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	88,000	73,040
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	240,000	218,400
		3,717,398

Oil & Gas Refining & Marketing–0.50%

Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(b)	396,000	401,940
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	270,000	285,457
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	65,000	66,138
		753,535

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–1.20%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	$132,000	$132,660
Georgian Oil and Gas Corp. JSC (Georgia), Sr. Unsec. Notes, 6.75%, 04/26/2021(b)	200,000	208,500
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	152,000	154,280
MPLX LP, Sr. Unsec. Gtd. Notes, 5.50%, 02/15/2023(b)	250,000	257,500
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	283,000	289,367
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	181,000	184,168
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	60,000	51,750
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	11,000	11,440
6.25%, 10/15/2022	14,000	14,770
6.38%, 05/01/2024	392,000	415,030
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	12,000	11,490
Williams Partners L.P., Sr. Unsec. Notes, 4.00%, 11/15/2021	86,000	87,559
		1,818,514

Other Diversified Financial Services–1.31%

Kazakhstan Temir Zholy Finance B.V. (Kazakhstan), REGS, Sr. Unsec. Gtd. Euro Notes, 6.38%, 10/06/2020(b)	700,000	742,875
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. Notes, 7.38%, 04/15/2021(b)	200,000	215,238
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/2020(b)	100,000	115,925
Power Sector Assets & Liabilities Management Corp. (Philippines), Sr. Unsec. Gtd. Bonds, 7.39%, 12/02/2024(b)	300,000	415,500
REGS, Sr. Unsec. Gtd. Euro Bond, 7.39%, 12/02/2024(b)	200,000	275,913
Sistema JSFC via Sistema International Funding S.A. (Russia), REGS, Sr. Unsec. Euro Loan Participation Notes, 6.95%, 05/17/2019(b)	200,000	214,000
		1,979,451

	Principal Amount	Value

Packaged Foods & Meats–1.29%

FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	$250,000	$258,750
5.63%, 08/15/2026(b)	200,000	204,500
JBS Investments GmbH (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	200,000	207,100
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 8.00%, 06/08/2023(b)	200,000	206,000
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(b)	700,000	665,000
Minerva Overseas II Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 10.88%, 11/15/2019(b)	250,000	258,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	61,000	65,041
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	84,000	89,040
		1,954,181

Paper Packaging–0.10%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	138,000	145,935

Paper Products–0.23%

Bahia Sul Holdings GmbH (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 07/14/2026(b)	200,000	197,500
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	156,000	152,880
		350,380

Pharmaceuticals–0.57%

Concordia International Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	148,000	122,840
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%, 04/15/2023(b)	120,000	99,600
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	176,500
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	40,000	38,800
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	140,000	120,400
7.50%, 07/15/2021(b)	250,000	233,750
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	90,000	74,925
		866,815

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Railroads–0.29%

Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	$400,000	$439,500

Regional Banks–0.30%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	259,000	273,893
5.00%, 08/01/2023	175,000	185,500
		459,393

Restaurants–0.23%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	97,000	102,093
REGS, Sec. Gtd. Second Lien Euro Notes, 6.00%, 04/01/2022(b)	120,000	126,150
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	106,000	115,142
		343,385

Semiconductors–0.15%

Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	170,000	153,000
5.25%, 01/15/2024(b)	80,000	72,200
		225,200

Sovereign Debt–5.49%

Argentine Republic Governement International Bond (Argentina), Sr. Unsec. Euro Notes, 5.25%, 12/31/2038(e)	250,000	170,000
Sr. Unsec. Notes, 7.50%, 04/22/2026(b)	300,000	326,550
7.63%, 04/22/2046(b)	280,000	298,900
Black Sea Trade and Development Bank (The) (Supranational), Sr. Unsec. Notes, 4.88%, 05/06/2021(b)	200,000	212,818
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 4.25%, 01/07/2025	200,000	197,950
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	200,000	220,500

Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Notes, 6.88%, 01/29/2026(b)	100,000	112,500
9.04%, 01/23/2018(b)	82,198	86,637
El Salvador Government International Bond (El Salvador), Sr. Unsec. Notes, 6.38%, 01/18/2027(b)	172,000	175,440
Gabon Government International Bond (Gabon), REGS, Sr. Unsec. Euro Bonds, 6.95%, 06/16/2025(b)	200,000	181,650

	Principal Amount	Value

Sovereign Debt–(continued)

Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/2019(b)(f)	$100,000	$134,500
Sr. Unsec. Notes,
4.50%, 05/03/2026(b)	200,000	211,250
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(b)	200,000	226,500
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Bonds, 4.00%, 01/30/2020(b)	200,000	205,588
REGS, Sr. Unsec. Gtd. Euro Bonds, 4.00%, 01/30/2020(b)	200,000	206,650
Malaysia Sukuk Global Berhad (Malaysia), Sr. Unsec. Gtd. Bonds, 3.18%, 04/27/2026(b)	650,000	669,753
Namibia International Bond (Namibia), REGS, Sr. Unsec. Euro Notes, 5.25%, 10/29/2025(b)	200,000	209,250
Pakistan Government International Bond (Pakistan), Sr. Unsec. Bonds, 6.75%, 12/03/2019(b)	238,000	254,728
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.75%, 03/16/2025	200,000	213,000
3.88%, 03/17/2028	200,000	215,500
4.00%, 09/22/2024	230,000	249,550
Paraguay Government International Bond (Paraguay), REGS, Sr. Unsec. Euro Bonds, 4.63%, 01/25/2023(b)	200,000	210,000
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Sr. Unsec.Notes, 4.55%, 03/29/2026(b)	300,000	323,250
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	206,000	215,141
Sr. Unsec. Global Notes, 5.00%, 03/23/2022	146,000	167,496
Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 5.75%, 06/15/2019(b)	256,000	262,720
Provincia del Neuquén (Argentina), Sr. Sec. Notes, 8.63%, 05/12/2028(b)	200,000	216,000
Republic of Angola Via Northern Lights III B.V. (Angola), REGS, Sr. Sec. Euro Notes, 7.00%, 08/16/2019(b)	203,125	198,809
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.13%, 01/22/2044(b)	100,000	128,815

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	$600,000	$651,109
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	343,126
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Bonds, 6.83%, 07/18/2026(b)	200,000	208,711
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	204,266
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2019(b)	100,000	99,750
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 5.10%, 06/18/2050	100,000	101,500
Zambia Government International Bond (Zambia), REGS, Sr. Unsec. Euro Notes, 8.50%, 04/14/2024(b)	200,000	177,000
		8,286,907

Specialized Consumer Services–0.18%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	267,970

Specialized Finance–0.58%

Aircastle Ltd., Sr. Unsec. Notes, 5.50%, 02/15/2022	310,000	333,250
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	138,000	157,622
Sr. Unsec. Notes, 8.25%, 12/15/2020	324,000	391,837
		882,709

Specialized REIT’s–0.40%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	321,000	339,457
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	150,000	162,375
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	100,000	107,000
		608,832

Specialty Chemicals–0.48%

Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	130,000	135,525
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	115,000	130,525

	Principal Amount	Value

Specialty Chemicals–(continued)

Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	$169,000	$185,055
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	159,000	166,155
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	85,000	90,312
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	23,000	24,064
		731,636

Steel–0.34%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	175,000	186,812
Sr. Unsec. Global Notes, 7.25%, 02/25/2022	15,000	16,500
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	171,000	169,290
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	88,000	93,720
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	45,000	49,388
		515,710

Technology Hardware, Storage & Peripherals–0.29%

Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	135,000	145,800
Sr. Unsec. Notes, 5.88%, 06/15/2021(b)	77,000	80,850
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	195,000	212,733
		439,383

Trading Companies & Distributors–0.30%

Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	206,500
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	35,000	37,363
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	200,000	210,750
		454,613

Trucking–0.27%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(b)	87,000	86,130
6.38%, 04/01/2024(b)	125,000	128,125
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	190,000	192,138
		406,393

See accompanying notes which are an integral part of this schedule.

                                  Invesco Multi-Asset Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–1.00%

Digicel Group Ltd. (Jamaica), REGS, Sr. Unsec. Euro Notes, 8.25%, 09/30/2020(b)	$200,000	$183,500
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(b)	400,000	373,000
GCX Ltd. (India), REGS, Sr. Sec. Gtd. Euro Notes, 7.00%, 08/01/2019(b)	200,000	203,051
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	414,000	388,125
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	350,000	355,775
		1,503,451
Total U.S. Dollar Denominated Bonds & Notes (Cost $56,152,280)		58,033,075

	Shares

Preferred Stocks–19.77%

Asset Management & Custody Banks–0.72%

Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	1,200	32,208
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	72,657
Ares Management, L.P., Series A, 7.00% Pfd.	2,700	70,443
Bank of New York Mellon Corp. (The), 5.20% Pfd.	4,600	121,578
KKR & Co. L.P., Series A, 6.75% Sr. Pfd.	2,400	65,568
KKR & Co. L.P., Series B, 6.50% Pfd.	1,900	49,704
Legg Mason, Inc., 6.38% Jr. Unsec. Sub. Pfd.	1,900	51,300
Northern Trust Corp., Series C, 5.85% Pfd.	2,500	69,100
State Street Corp., Series C, 5.25% Pfd.	4,500	118,395
State Street Corp., Series D, 5.90% Pfd.	3,600	105,948
State Street Corp., Series E, 6.00% Pfd.	8,200	229,928
State Street Corp., Series G, 5.35% Pfd.	3,700	102,379
		1,089,208

Cable & Satellite–0.05%

Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	70,174

Consumer Finance–0.50%

Capital One Financial Corp., Series B, 6.00% Pfd.	7,200	188,064
Capital One Financial Corp., Series C, 6.25% Pfd.	4,000	108,880
Capital One Financial Corp., Series D, 6.70% Pfd.	3,900	111,735
Capital One Financial Corp., Series F, 6.20% Pfd.	3,600	98,928
Discover Financial Services, Series B, 6.50% Pfd.	4,800	127,968
Navient Corp., 6.00% Sr. Unsec. Pfd.	5,600	125,160
		760,735

	Shares	Value

Diversified Banks–7.15%

Bank of America Corp., Class CC, 6.20% Pfd.	14,200	$378,572
Bank of America Corp., Series 3, 6.38% Pfd.	1,600	41,472
Bank of America Corp., Series D, 6.20% Pfd.	2,400	62,088
Bank of America Corp., Series I, 6.63% Pfd.	14,151	377,124
Bank of America Corp., Series W, 6.63% Pfd.	29,400	810,852
Bank of America Corp., Series Y, 6.50% Pfd.	15,500	423,770
Bank of America Corp., Series EE, 6.00% Pfd.	7,800	206,544
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Jr. Unsec. Sub. Pfd.	32,700	854,778
Citigroup Inc., Series J, 7.13% Pfd.	9,000	270,720
Citigroup Inc., Series K, 6.88% Pfd.	12,700	378,079
Citigroup Inc., Series L, 6.88% Pfd.	4,000	110,360
Citigroup Inc., Series S, 6.30% Pfd.	10,000	268,000
Countrywide Capital V, 7.00% Jr. Unsec. Gtd. Sub. Pfd.	800	20,368
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	55,500	1,489,065
JPMorgan Chase & Co., Series O, 5.50% Pfd.	5,000	129,450
JPMorgan Chase & Co., Series P, 5.45% Pfd.	7,200	186,120
JPMorgan Chase & Co., Series T, 6.70% Pfd.	1,800	50,202
JPMorgan Chase & Co., Series W, 6.30% Pfd.	2,500	68,525
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	14,900	403,790
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	16,100	436,471
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	13,400	365,418
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Unsec. Sub. Pfd.	11,401	285,595
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13% Jr. Unsec. Sub. Pfd.	7,400	186,406
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	6,500	165,100
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Unsec. Sub. Pfd.	2,900	74,356
Santander Finance Preferred SAU (Spain), 6.50% Jr. Unsec. Gtd. Sub. Pfd.	1,700	43,486
US Bancorp, Series F, 6.50% Pfd.	11,100	340,437
Wells Fargo & Co., 5.20% Pfd.	13,400	353,358
Wells Fargo & Co., 5.85% Pfd.	8,200	228,944
Wells Fargo & Co., 6.63% Pfd.	6,400	193,536
Wells Fargo & Co., Series J, 8.00% Pfd.	4,500	127,125
Wells Fargo & Co., Series O, 5.13% Pfd.	11,900	311,423
Wells Fargo & Co., Series P, 5.25% Pfd.	3,900	103,311
Wells Fargo & Co., Series T, 6.00% Pfd.	11,000	300,520

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Shares	Value

Diversified Banks–(continued)

Wells Fargo & Co., Series W, 5.70% Pfd.	8,100	$217,890
Wells Fargo & Co., Series X, 5.50% Pfd.	20,000	530,000
		10,793,255

Diversified Capital Markets–0.65%

Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Gtd. Sub. Pfd.	15,100	387,919
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Gtd. Sub. Pfd.	17,400	452,574
KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.	2,200	57,728
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	3,000	78,930
		977,151

Diversified REIT’s–0.12%

PS Business Parks, Inc., Series S, 6.45% Pfd.	7,100	185,523

Electric Utilities–1.17%

BGE Capital Trust II, 6.20% Jr. Unsec. Gtd. Sub. Pfd.	2,300	60,743
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	3,100	82,150
Entergy Arkansas, Inc., 4.90% Sr. Sec. Mortgage Pfd.	1,300	32,877
Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	3,300	85,371
Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	3,100	79,608
Entergy Texas Inc., 5.63% Sr. Sec. First Mortgage Pfd.	4,000	108,720
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	49,770
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Gtd. Sub. Pfd.	4,800	122,736
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Gtd. Sub. Pfd.	3,200	84,320
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Gtd. Sub. Pfd.	6,400	166,336
NextEra Energy Capital Holdings, Inc., Series K, 5.25% Jr. Unsec. Gtd. Sub. Pfd.	6,400	162,752
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	32,610
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Gtd. Sub. Pfd.	3,800	101,726
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	8,200	215,742
SCE Trust IV, Series J, 5.38% Jr. Unsec. Sub. Pfd.	2,900	85,985
SCE Trust V, Series K, 5.45% Jr. Unsec. Sub. Pfd.	2,300	66,378
Southern Co. (The), 6.25% Jr. Unsec. Sub. Pfd.	8,200	229,600
		1,767,424

Health Care REIT’s–0.17%

Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	4,900	125,734
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	62,675

	Shares	Value

Health Care REIT’s–(continued)

Welltower Inc., Series J, 6.50% Pfd.	2,600	$69,030
		257,439

Hotel and Resort REIT’s–0.05%

Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	68,536

Industrial Conglomerates–0.26%

General Electric Co., 4.70% Sr. Unsec. Pfd.	4,200	111,678
General Electric Co., 4.88% Sr. Unsec. Pfd.	4,800	127,056
General Electric Co., 4.88% Sr. Unsec. Pfd.	6,100	160,674
		399,408

Industrial Machinery–0.10%

Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,000	158,280

Integrated Telecommunication Services–0.63%

Qwest Corp., 6.13% Sr. Unsec. Pfd.	5,000	128,650
Qwest Corp., 6.63% Sr. Unsec. Pfd.	5,100	133,263
Qwest Corp., 6.88% Sr. Unsec. Pfd.	4,900	130,928
Qwest Corp., 7.00% Sr. Unsec. Pfd.	3,200	83,616
Qwest Corp., 7.00% Sr. Unsec. Pfd.	5,000	132,150
Qwest Corp., 7.38% Sr. Unsec. Pfd.	5,600	144,816
Qwest Corp., 7.50% Sr. Unsec. Pfd.	3,300	84,579
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	4,000	111,280
		949,282

Internet Software & Services–0.09%

eBay Inc., 6.00% Sr. Unsec. Pfd.	5,200	139,256

Investment Banking & Brokerage–1.89%

BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	26,990
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	3,900	104,871
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	4,800	133,872
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	6,600	181,434
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	500	12,940
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	5,000	129,350
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	9,800	265,286
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	11,500	329,590
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	9,200	248,952
Morgan Stanley, Series E, 7.13% Pfd.	5,700	171,912
Morgan Stanley, Series F, 6.88% Pfd.	10,400	306,800
Morgan Stanley, Series G, 6.63% Pfd.	6,500	178,100
Morgan Stanley, Series I, 6.38% Pfd.	23,300	652,633
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	2,200	58,080
Stifel Financial Corp., 5.38% Sr. Unsec. Pfd.	1,900	47,652
		2,848,462

See accompanying notes which are an integral part of this schedule.

                                  Invesco Multi-Asset Income Fund

	Shares	Value

Life & Health Insurance–0.71%

Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	2,900	$75,139
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	11,400	310,422
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	3,100	82,522
Protective Life Corp., 6.25% Unsec. Sub. Pfd.	4,300	112,144
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	5,400	147,042
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	5,000	134,100
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	4,600	124,568
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	28,468
Torchmark Corp., 6.13% Jr. Unsec. Sub. Pfd.	2,200	58,564
		1,072,969

Mortgage REIT’s–0.05%

Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	2,500	69,525

Multi-Line Insurance–0.27%

American Financial Group, Inc., 6.00% Unsec. Sub. Pfd.	1,500	40,695
American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	4,100	109,265
Aviva PLC (United Kingdom), 8.25% Unsec. Sub. Pfd.	3,200	84,960
Hartford Financial Services Group Inc. (The), 7.88% Jr. Unsec. Sub. Pfd.	4,200	131,754
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	33,480
		400,154

Multi-Utilities–0.15%

DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	3,000	78,300
DTE Energy Co., Series B, 5.38% Jr. Unsec. Sub. Pfd.	2,500	64,325
Integrys Holding, Inc., 6.00% Jr. Unsec. Sub. Pfd.	3,200	86,504
		229,129

Office REIT’s–0.35%

Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	31,200
Boston Properties, Inc., 5.25% Pfd.	1,800	48,438
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	1,300	33,397
Government Properties Income Trust, 5.88% Sr. Unsec. Pfd.	2,500	63,875
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	23,121
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	23,094
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	56,553
Vornado Realty Trust, Series J, 6.88% Pfd.	9,400	246,280
		525,958

Office Services & Supplies–0.05%

Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	2,600	70,824

	Shares	Value

Oil & Gas Refining & Marketing–0.04%

NuStar Logistics L.P., 7.63% Jr. Unsec. Gtd. Sub. Pfd.	2,500	$63,625

Oil & Gas Storage & Transportation–0.02%

Targa Resources Partners LP, Series A, 9.00% Pfd.	1,000	26,940

Other Diversified Financial Services–0.42%

ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	24,200	632,830

Property & Casualty Insurance–0.73%

Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	1,900	53,048
Allstate Corp. (The), 5.63% Pfd.	2,800	76,972
Allstate Corp. (The), Series C, 6.75% Pfd.	3,000	83,370
Allstate Corp. (The), Series E, 6.63% Pfd.	7,400	209,494
Allstate Corp. (The), Series F, 6.25% Pfd.	1,900	54,378
Arch Capital Group Ltd. (Bermuda), Series C, 6.75% Pfd.	2,000	55,100
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	34,294
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	2,300	66,562
Aspen Insurance Holdings Ltd. (Bermuda), 7.25% Pfd.	1,300	34,437
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	3,400	90,916
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	5,000	131,900
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	41,568
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	42,352
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	82,560
W. R. Berkley Corp., 5.75% Unsec. Sub. Pfd.	2,000	51,720
		1,108,671

Regional Banks–1.58%

BB&T Corp., 5.63% Pfd.	5,100	139,332
BB&T Corp., 5.85% Pfd.	5,600	150,472
BB&T Corp., Series E, 5.63% Pfd.	13,100	344,792
BOK Financial Corp., 5.38% Unsec. Sub. Pfd.	1,300	33,384
Commerce Bancshares Inc., Series B, 6.00% Pfd.	1,600	46,336
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	38,626
Fifth Third Bancorp, Series I, 6.63% Pfd.	4,100	127,141
First Horizon National Corp., Series A, 6.20% Pfd.	900	23,724
First Republic Bank, Series A, 6.70% Pfd.	2,100	54,663
First Republic Bank, Series B, 6.20% Pfd.	2,200	58,630
First Republic Bank, Series D, 5.50% Pfd.	900	23,913
First Republic Bank, Series E, 7.00% Pfd.	1,800	50,580
First Republic Bank, Series F, 5.70% Pfd.	2,300	63,388
First Republic Bank, Series G, 5.50% Pfd.	1,300	35,880
FirstMerit Corp., Series A, 5.88% Pfd.	900	23,373
FNB Corp., 7.25% Pfd.	1,000	32,520
Hancock Holding Co., 5.95% Unsec. Sub. Pfd.	1,800	47,250
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	4,900	135,779

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

	Shares	Value

Regional Banks–(continued)

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	13,400	$406,288
Regions Financial Corp., Series A, 6.38% Pfd.	2,800	75,376
Regions Financial Corp., Series B, 6.38% Pfd.	4,000	115,760
SunTrust Banks, Inc., Series E, 5.88% Pfd.	3,800	100,396
TCF Financial Corp., 7.50% Pfd.	1,200	31,932
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	31,368
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	62,952
Valley National Bancorp, Series A, 6.25% Pfd.	1,000	29,070
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	29,128
Zions Bancorp., Series F, 7.90% Pfd.	2,872	77,515
		2,389,568

Reinsurance–0.45%

Endurance Specialty Holdings Ltd., Series C, 6.35% Pfd.	1,900	53,409
Maiden Holdings, Ltd., 6.63% Sr. Unsec. Pfd.	1,000	25,950
Maiden Holdings, Ltd., Series A, 8.25% Pfd.	3,300	88,077
Maiden Holdings, Ltd., Series C, 7.13% Pfd.	1,900	49,742
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	5,100	155,499
Reinsurance Group of America, Inc., 5.75% Unsec. Sub. Pfd.	3,500	93,695
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	3,300	101,112
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	3,200	84,000
Validus Holdings, Ltd., Series A, 5.88% Pfd.	1,300	33,124
		684,608

Retail REIT’s–0.38%

DDR Corp., Series J, 6.50% Pfd.	3,200	82,592
Kimco Realty Corp., Series I, 6.00% Pfd.	8,600	223,686
National Retail Properties Inc., Series D, 6.63% Pfd.	4,800	124,800
Realty Income Corp., Series F, 6.63% Pfd.	3,300	86,922
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	59,616
		577,616

Specialized REIT’s–0.72%

Digital Realty Trust, Inc., Series F, 6.63% Pfd.	3,300	86,559
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	2,500	65,425
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	2,800	80,080
DuPont Fabros Technology, Inc., Series C, 6.63% Pfd.	3,000	84,360
EPR Properties, Series F, 6.63% Pfd.	1,100	28,919
Public Storage, Series A, 5.88% Pfd.	8,400	237,636
Public Storage, Series B, 5.40% Pfd.	7,000	187,530
Public Storage, Series C, 5.13% Pfd.	3,300	86,361
Public Storage, Series Y, 6.38% Pfd.	8,100	228,906
		1,085,776

	Shares	Value

Thrifts & Mortgage Finance–0.02%

Astoria Financial Corp., Series C, 6.50% Pfd.	1,200	$32,484

Trading Companies & Distributors–0.02%

GATX Corp., 5.63% Sr. Unsec. Pfd.	1,300	33,293

Wireless Telecommunication Services–0.26%

Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.	6,700	170,984
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.	3,100	80,662
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,500	66,350
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,800	76,552
		394,548
Total Preferred Stocks (Cost $27,502,092)		29,862,651

Common Stocks & Other Equity Interests–16.66%

Diversified REIT’s–2.46%

Armada Hoffler Properties, Inc.	25,156	376,585
Gladstone Commercial Corp.	27,167	494,439
Global Net Lease, Inc.	54,411	475,008
Gramercy Property Trust	28,224	281,958
Investors Real Estate Trust	68,754	455,152
Lexington Realty Trust	38,951	423,397
Spirit Realty Capital, Inc.	27,312	373,355
VEREIT, Inc.	30,591	338,337
Whitestone REIT	31,161	503,873
		3,722,104

Health Care REIT’s–1.94%

Care Capital Properties, Inc.	17,232	509,722
Community Healthcare Trust Inc.	22,330	513,367
Medical Properties Trust Inc.	21,778	341,915
New Senior Investment Group Inc.	49,417	592,510
Sabra Health Care REIT, Inc.	19,599	468,612
Senior Housing Properties Trust	22,869	507,920
		2,934,046

Hotel and Resort REIT’s–0.72%

Ashford Hospitality Trust, Inc.	96,940	577,763
Hospitality Properties Trust	15,923	508,103
		1,085,866

Industrial REIT’s–0.47%

Monmouth REIT Corp.	23,158	320,043
STAG Industrial, Inc.	15,599	395,903
		715,946

Mortgage REIT’s–8.04%

American Capital Agency Corp.	62,576	1,225,864
American Capital Mortgage Investment Corp.	14,349	234,750
Annaly Capital Management Inc.	112,873	1,239,345
Anworth Mortgage Asset Corp.	29,951	147,359
Apollo Commercial Real Estate Finance, Inc.	21,053	342,111
ARMOUR Residential REIT, Inc.	11,550	245,784

See accompanying notes which are an integral part of this schedule.

                                  Invesco Multi-Asset Income Fund

	Shares	Value

Mortgage REIT’s–(continued)

Blackstone Mortgage Trust, Inc.-Class A	29,177	$846,425
Capstead Mortgage Corp.	29,573	294,251
Chimera Investment Corp.	59,253	994,265
Colony Capital, Inc.-Class A	33,893	602,618
CYS Investments, Inc.	47,101	421,554
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,400	301,366
Ladder Capital Corp.	17,982	234,845
MFA Financial, Inc.	116,042	872,636
New Residential Investment Corp.	72,579	992,155
New York Mortgage Trust, Inc.	33,746	220,699
PennyMac Mortgage Investment Trust	22,869	371,164
Redwood Trust, Inc.	23,738	338,741
Starwood Property Trust, Inc.	57,175	1,246,415
Two Harbors Investment Corp.	110,502	966,892
		12,139,239

Office REIT’s–0.62%

Franklin Street Properties Corp.	29,862	382,831
Government Properties Income Trust	22,903	546,466
		929,297

Residential REIT’s–0.57%

Independence Realty Trust, Inc.	60,470	546,649
Preferred Apartment Communities, Inc.-Class A	21,414	318,426
		865,075

Retail REIT’s–0.89%

CBL & Associates Properties, Inc.	58,527	719,297
WP GLIMCHER Inc.	48,921	620,318
		1,339,615

Specialized REIT’s–0.95%

Corrections Corp. of America	9,787	313,673
EPR Properties	3,866	324,821
Gaming and Leisure Properties, Inc.	10,579	379,046
Geo Group Inc. (The)	12,023	416,116
		1,433,656
Total Common Stocks & Other Equity Interests (Cost $22,248,919)		25,164,844

	Principal Amount

U.S. Treasury Securities–8.73%

U.S. Treasury Bills–0.11%

0.28%, 11/17/2016(g)(h)	$160,000	159,878

	Principal Amount		Value

U.S. Treasury STRIPS–8.62%

2.30%, 02/15/2043(g)(i)		$1,700,000	$944,199
3.03%, 02/15/2043(g)(i)		1,100,000	610,952
3.07%, 02/15/2043(g)(i)		2,700,000	1,499,610
3.36%, 02/15/2043(g)(i)		2,450,000	1,360,757
3.98%, 02/15/2043(g)(i)		10,800,000	5,998,439
4.11%, 02/15/2043(g)(i)		4,700,000	2,610,431
			13,024,388
Total U.S. Treasury Securities (Cost $9,178,334)			13,184,266

	Shares

Exchange-Traded Notes–4.20%

JPMorgan Alerian MLP Index ETN, 8.70%, 05/24/2024(j) (Cost $6,190,356)		199,000	6,350,090

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–0.65%(k)

Cable & Satellite–0.27%

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(b)	GBP	100,000	131,987
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	200,000	274,138
			406,125

Casinos & Gaming–0.08%

Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	117,165

Hotels, Resorts & Cruise Lines–0.07%

Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	100,000	105,917

Metal & Glass Containers–0.08%

Verallia Packaging SASU (France), Sr. Sec. Gtd. First Lien Notes, 5.13%, 08/01/2022(b)	EUR	100,000	118,492

Multi-Sector Holdings–0.06%

Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	87,249

Packaged Foods & Meats–0.09%

Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	100,000	138,114
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,032,977)			973,062

See accompanying notes which are an integral part of this schedule.

                                  Invesco Multi-Asset Income Fund

	Shares	Value

Money Market Funds–10.60%

Liquid Assets Portfolio–Institutional Class, 0.40% (l)	8,007,208	$8,007,208
Premier Portfolio–Institutional Class, 0.36% (l)	8,007,207	8,007,207
Total Money Market Funds (Cost $16,014,415)		16,014,415
TOTAL INVESTMENTS–99.03% (Cost $138,319,373)		149,582,403
OTHER ASSETS LESS LIABILITIES–0.97%		1,461,736
NET ASSETS–100.00%		$151,044,139

Investment Abbreviations:
EUR	— Euro
ETN	— Exchange-Traded Notes
GBP	— British Pound Sterling
Gtd.	— Guaranteed
Jr.	— Junior
MLP	— Master Limited Partnerships
Pfd.	— Preferred
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
STRIPS	— Separately Traded Registered Interest and Principal Securities
Sub.	— Subordinated
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $35,938,257, which represented 23.79% of the Fund’s Net Assets.

(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at July 31, 2016 represented less than 1% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.

(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open swap agreements. See Note 1G and Note 3.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Multi-Asset Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Multi-Asset Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash

                                 Invesco Multi-Asset Income Fund

E.	Forward Foreign Currency Contracts – (continued)

payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

                                  Invesco Multi-Asset Income Fund

G.	Swap Agreements – (continued)

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

                                 Invesco Multi-Asset Income Fund

I.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$70,955,406	$86,504	$—	$71,041,910
Exchange-Traded Notes	6,350,090	—	—	6,350,090
U.S. Treasury Securities	—	13,184,266	—	13,184,266
Corporate Debt Securities	—	49,746,168	—	49,746,168
Foreign Sovereign Debt Securities	—	8,286,907	—	8,286,907
Foreign Debt Securities	—	973,062	—	973,062
	77,305,496	72,276,907	—	149,582,403
Forward Foreign Currency Contracts*	—	83,799	—	83,799
Futures Contracts*	1,241,195	—	—	1,241,195
Swap Agreements*	43,493	—	—	43,493
Total	$78,590,184	$72,360,706	$—	$150,950,890

*	Unrealized appreciation.

                                 Invesco Multi-Asset Income Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements (a)	$43,493	$—
Currency risk:
Forward foreign currency contracts	89,349	(5,550)
Equity risk:
Futures contracts (b)	1,045,878	(90,832)
Interest rate risk:
Futures contracts (b)	296,479	(10,330)
Total	$1,475,199	$(106,712)

(a)	Includes cumulative appreciation of centrally cleared swap agreements.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$ —	$ —	$(62,588)
Currency risk	74,087	—	—
Equity risk	—	(1,567,252)	—
Interest rate risk	—	1,397,477	—
Change in Net Unrealized Appreciation:
Credit risk	—	—	25,877
Currency risk	74,704	—	—
Equity risk	—	394,470	—
Interest rate risk	—	163,588	—
Total	$ 148,791	$ 388,283	$(36,711)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$2,150,847	$45,735,553	$1,697,008

                                 Invesco Multi-Asset Income Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
09/09/2016	Citigroup Global Markets Inc.	EUR	610,000	USD	695,118	$ 683,088	$ 12,030
09/09/2016	Citigroup Global Markets Inc.	GBP	550,000	USD	795,600	728,306	67,294
09/09/2016	Citigroup Global Markets Inc.	USD	236,996	GBP	178,398	236,233	(763)
09/09/2016	Deutsche Bank Securities Inc.	EUR	13,650	USD	15,554	15,285	269
09/09/2016	Deutsche Bank Securities Inc.	USD	386,084	EUR	340,500	381,297	(4,787)
09/09/2016	Goldman Sachs International	GBP	79,900	USD	115,559	105,803	9,756
Total Open Forward Foreign Currency Contracts—Currency Risk							$ 83,799

Currency Abbreviations:

EUR	—	Euro	GBP	—	British Pound Sterling	USD	—	U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones Euro STOXX 50 Index	Long	59	September–2016	$ 1,967,382	$ 84,540
E-Mini S&P 500 Index	Long	75	September–2016	8,130,750	259,253
FTSE 100 Index	Long	97	September–2016	8,569,638	531,327
Hang Seng Index	Long	42	August–2016	5,893,664	(76,786)
Russell 2000 Mini Index	Long	33	September–2016	4,016,100	170,758
Tokyo Stock Price Index	Long	16	September–2016	2,083,003	(14,046)
Subtotal—Equity Risk					955,046
Australian 10 Year Bonds	Short	12	September–2016	(1,252,500)	(10,330)
Canadian 10 Year Bonds	Short	11	September–2016	(1,250,837)	2,400
Euro Bonds	Long	12	September–2016	2,251,037	58,299
Japanese Mini 10 Year Bonds	Long	16	September–2016	2,395,492	600
Long Gilt	Long	16	September–2016	2,772,473	150,687
U.S. Treasury Long Bonds	Long	16	September–2016	2,791,000	84,493
Subtotal—Interest Rate Risk					286,149
Total Futures Contracts					$1,241,195

Open Centrally Cleared Credit Default Swap Agreements—Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 26, Version 1	Sell	5.00%	06/20/2021	4.02%	$ 2,500,000	$ 66,507	$ 43,493

Abbreviations:
CME — Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

                                 Invesco Multi-Asset Income Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $91,146,452 and $86,997,909, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $7,769,936 and $7,084,320, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 11,553,140
Aggregate unrealized (depreciation) of investment securities	(745,107)
Net unrealized appreciation of investment securities	$ 10,808,033
Cost of investments for tax purposes is $138,774,370.

NOTE 5 – Significant Event

Effective July 27, 2016, the Fund’s name was changed to Invesco Multi-Asset Income Fund.

                                 Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund Quarterly Schedule of Portfolio Holdings July 31, 2016

invesco.com/us	MS-PGRO-QTR-1 07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–101.04%

Australia–10.32%

APA Group	317,310	$2,345,157
Orora Ltd.	794,697	1,736,337
Sydney Airport	190,153	1,093,978
Telstra Corp. Ltd.	337,327	1,481,209
TPG Telecom Ltd.	191,531	1,869,667
		8,526,348

China–13.36%

Beijing Capital International Airport Co. Ltd. -Class H	1,574,000	1,815,748
Beijing Enterprises Water Group Ltd.	1,220,000	742,358
China Animal Healthcare Ltd. (a)	349,000	58,479
China Mobile Ltd.	140,500	1,745,024
Guangdong Investment Ltd.	1,202,000	1,847,416
Tencent Holdings Ltd.	200,900	4,829,327
		11,038,352

Hong Kong–5.87%

AIA Group Ltd.	424,800	2,639,964
Cheung Kong Property Holdings Ltd.	190,000	1,362,394
Henderson Land Development Co. Ltd.	110	653
Hong Kong Exchanges & Clearing Ltd.	34,361	848,130
		4,851,141

India–6.77%

Bajaj Finance Ltd.	16,848	2,608,529
Britannia Industries Ltd.	33,795	1,479,928
Maruti Suzuki India Ltd.	21,270	1,510,473
		5,598,930

Indonesia–2.09%

PT Unilever Indonesia Tbk	502,300	1,725,794

Japan–43.69%

AIDA ENGINEERING, LTD.	86,200	715,487
Astellas Pharma Inc.	90,600	1,509,507
Daikin Industries, Ltd.	19,600	1,701,509
Daiwa House Industry Co., Ltd.	56,800	1,592,406
FUKUSHIMA INDUSTRIES CORP.	53,300	1,819,810
H.I.S. Co., Ltd. (b)	43,700	1,159,259
Hitachi High-Technologies Corp.	36,900	1,256,902
K’s Holdings Corp.	81,000	1,495,116
Konoike Transport Co., Ltd.	102,500	1,185,168
Maeda Road Construction Co., Ltd.	71,000	1,345,811
Mitsubishi Corp.	67,200	1,151,106
Nidec Corp.	18,800	1,707,348
Nifco Inc.	28,900	1,625,151
OMRON Corp.	33,500	1,111,082
Otsuka Corp.	32,500	1,668,325
Relo Group, Inc.	8,300	1,299,220
Resorttrust, Inc.	53,800	1,220,333

	Shares	Value

Japan–(continued)

SCSK Corp.	37,300	$1,559,639
Sekisui Chemical Co., Ltd.	126,800	1,851,600
Seria Co., Ltd.	19,400	1,585,536
Seven & i Holdings Co., Ltd.	17,200	715,011
Shimamura Co., Ltd.	11,500	1,681,874
Temp Holdings Co. Ltd.	67,500	1,097,159
transcosmos inc.	38,400	1,101,331
Tsubakimoto Chain Co.	160,000	1,093,138
Yamaha Motor Co., Ltd.	47,500	799,734
Yaskawa Electric Corp.	77,600	1,057,114
		36,105,676

Philippines–1.76%

Ayala Corp.	78,980	1,457,304

Singapore–1.53%

Raffles Medical Group Ltd.	1,080,640	1,268,971

South Korea–10.52%

AMOREPACIFIC Group	13,299	1,715,441
BGF Retail Co., Ltd.	8,607	1,532,793
Green Cross Corp.	6,067	948,963
Nongshim Co., Ltd.	5,942	1,784,870
Ottogi Corp.	1,079	752,249
Yuhan Corp.	7,188	1,963,444
		8,697,760

Taiwan–3.12%

Taiwan Semiconductor Manufacturing Co. Ltd.	477,143	2,575,842

Thailand–2.01%

Bumrungrad Hospital PCL	313,200	1,658,240
Total Common Stocks & Other Equity Interests (Cost $69,449,469)		83,504,358

Money Market Funds–2.00%

Liquid Assets Portfolio –Institutional Class, 0.40% (c)	826,865	826,865
Premier Portfolio –Institutional Class, 0.36% (c)	826,865	826,865
Total Money Market Funds (Cost $1,653,730)		1,653,730
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–103.04% (Cost $71,103,199)		85,158,088

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pacific Growth Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.51%

Liquid Assets Portfolio –Institutional Class, 0.40% (Cost $421,375)(c)(d)	421,375	$421,375
TOTAL INVESTMENTS–103.55% (Cost $71,524,574)		85,579,463
OTHER ASSETS LESS LIABILITIES–(3.55)%		(2,934,099)
NET ASSETS–100.00%		$82,645,364

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	All or a portion of this security was out on loan at July 31, 2016.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Pacific Growth Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco Pacific Growth Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Pacific Growth Fund

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended July 31, 2016, there were transfers from Level 1 to Level 2 of $4,920,344 and from Level 2 to Level 1 of $22,867,253, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$8,526,348	$—	$8,526,348
China	6,645,075	4,334,798	58,479	11,038,352
Hong Kong	848,130	4,003,011	—	4,851,141
India	5,598,930	—	—	5,598,930
Indonesia	1,725,794	—	—	1,725,794
Japan	2,642,650	33,463,026	—	36,105,676
Philippines	1,457,304	—	—	1,457,304
Singapore	1,268,971	—	—	1,268,971
South Korea	7,748,797	948,963	—	8,697,760
Taiwan	2,575,842	—	—	2,575,842
Thailand	—	1,658,240	—	1,658,240
United States	2,075,105	—	—	2,075,105
Total Investments	$32,586,598	$52,934,386	$58,479	$85,579,463

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $21,369,953 and $19,779,074, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,124,314
Aggregate unrealized (depreciation) of investment securities	(1,201,683)
Net unrealized appreciation of investment securities	$13,922,631
Cost of investments for tax purposes is $71,656,832.

                                 Invesco Pacific Growth Fund

Invesco Select Companies Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	SCO-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

	Shares	Value

Common Stocks–95.34%

Aerospace & Defense–4.13%

Cubic Corp.	610,368	$24,927,429

Airlines–3.39%

Spirit Airlines Inc. (b)	478,746	20,466,391

Aluminum–0.01%

Cymat Technologies Ltd. (Canada) (b)	249,750	35,385

Apparel, Accessories & Luxury Goods–0.00%

Hampshire Group, Ltd. (b)(c)	592,824	8,300

Automotive Retail–5.10%

America’s Car-Mart, Inc. (b)(c)	877,136	30,769,931

Cable & Satellite–3.96%

Liberty Broadband Corp. -Class A (b)	380,201	23,880,425

Commodity Chemicals–2.42%

Chemtrade Logistics Income Fund (Canada)	1,045,784	14,584,512

Communications Equipment–10.42%

CommScope Holding Co., Inc. (b)	1,136,702	34,044,225
Mitel Networks Corp. (b)	3,939,837	28,879,005
		62,923,230

Consumer Finance–6.46%

Encore Capital Group, Inc. (b)(c)	1,597,305	38,990,215

Data Processing & Outsourced Services–7.60%

Alliance Data Systems Corp. (b)	109,016	25,250,286
Global Payments Inc.	276,469	20,641,175
		45,891,461

Diversified Support Services–1.92%

Performant Financial Corp. (b)(c)	5,527,196	11,607,112

Education Services–3.24%

American Public Education Inc. (b)	682,126	19,536,089

Electrical Components & Equipment–4.42%

Regal-Beloit Corp.	436,982	26,660,272

Health Care Supplies–5.07%

Alere, Inc. (b)	369,403	13,852,612
Cooper Cos., Inc. (The)	91,940	16,776,292
		30,628,904

Integrated Telecommunication Services–1.51%

General Communication, Inc. -Class A (b)	590,716	9,091,119

IT Consulting & Other Services–5.97%

Booz Allen Hamilton Holding Corp.	1,167,019	36,037,547

	Shares	Value

Life Sciences Tools & Services–4.82%

Charles River Laboratories International, Inc. (b)	331,067	$29,110,721

Oil & Gas Equipment & Services–0.78%

ION Geophysical Corp. (b)(c)	938,486	4,701,814

Oil & Gas Storage & Transportation–5.90%

GasLog Ltd. (Monaco)	2,662,314	35,595,138

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada) (b)	69,374	0

Publishing–5.01%

John Wiley & Sons, Inc. -Class A	524,108	30,241,032

Real Estate Services–3.22%

Colliers International Group Inc. (Canada)	471,395	19,458,695

Semiconductors–6.29%

Microsemi Corp. (b)	973,179	37,953,981

Systems Software–3.70%

Rovi Corp. (b)	1,186,166	22,311,782
Total Common Stocks (Cost $552,305,646)		575,411,485

Money Market Funds–5.00%

Liquid Assets Portfolio –Institutional Class, 0.40% (d)	15,104,659	15,104,659
Premier Portfolio –Institutional Class, 0.36% (d)	15,104,659	15,104,659
Total Money Market Funds (Cost $30,209,318)		30,209,318
TOTAL INVESTMENTS–100.34% (Cost $582,514,964)		605,620,803
OTHER ASSETS LESS LIABILITIES–(0.34)%		(2,061,822)
NET ASSETS–100.00%		$603,558,981

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of July 31, 2016 was $86,077,372, which represented 14.26% of the Fund’s Net Assets. See Note 3.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Select Companies Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Select Companies Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$605,612,503	$8,300	$0	$605,620,803

                                 Invesco Select Companies Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended July 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 07/31/16	Dividend Income
America’s Car-Mart, Inc.	$32,258,737	$—	$(1,648,033)	$1,283,355	$(1,124,128)	$30,769,931	$—
American Public Education Inc. (a)	24,773,765	—	(12,487,985)	10,842,024	(3,591,715)	19,536,089	—
Encore Capital Group, Inc.	65,010,313	—	—	(26,020,098)	—	38,990,215	—
Hampshire Group, Ltd.	88,924	—	—	(80,624)	—	8,300	—
ION Geophysical Corp.	5,208,597	—	—	(506,783)	—	4,701,814	—
Performant Financial Corp.	12,767,823	—	—	(1,160,711)	—	11,607,112	—
Total	$140,108,159	$—	$ (14,136,018)	$ (15,642,837)	$(4,715,843)	$105,613,461	$—

(a)	As of July 31, 2016, this security is no longer considered as an affiliate of the Fund.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $107,885,369 and $251,580,410, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 185,715,581
Aggregate unrealized (depreciation) of investment securities	(162,807,296)
Net unrealized appreciation of investment securities	$ 22,908,285
Cost of investments for tax purposes is $582,712,518.

                                 Invesco Select Companies Fund

Invesco Strategic Income Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	STI-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2016

(Unaudited)

		Principal Amount	Value

Asset-Backed Securities–39.83%

Babson Euro CLO B.V. (Netherlands), Series 2014-2A, Class D, Floating Rate Pass Through Ctfs., 3.04%, 11/25/2027(b)(c)(d)	EUR	250,000	$266,325
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class C, Floating Rate Pass Through Ctfs., 2.08%, 06/15/2028(b)(d)		$200,000	193,171
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class C, Variable Rate Pass Through Ctfs., 4.37%, 09/15/2048(d)		250,000	266,411
Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 0.93%, 09/15/2048(d)		1,862,737	116,128
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036		131,909	124,782
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.87%, 09/25/2035(d)		222,609	205,663
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.58%, 05/15/2032(b)(d)		210,000	206,372
BCAP LLC Trust, Series 2009-RR13, Class 15A2, Pass Through Ctfs., 6.00%, 07/26/2037(b)		142,609	130,380
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(d)		186,709	187,927
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class AJ, Variable Rate Pass Through Ctfs., 4.99%, 09/11/2042(d)		37,511	37,593
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.17%, 10/04/2024(b)(d)		500,000	481,581
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.70%, 12/25/2035(d)		134,476	122,747
Series 2007-A1, Class 13A1, Floating Rate Pass Through Ctfs., 4.84%, 03/25/2037(d)		235,205	219,535

	Principal Amount	Value
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(d)	$65,164	$64,402
Series 2006-AR2, Class 1A2, Variable Rate Pass Through Ctfs., 3.09%, 03/25/2036(d)	144,253	136,944
COMM Mortgage Trust, Series 2015-CR23, Class CMD, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(d)	300,000	276,245
Series 2015-CR24, Class XA, IO, Variable Rate Pass Through Ctfs., 0.88%, 08/10/2055(d)	5,347,535	319,533
Series 2015-PC1, Class XA, IO, Variable Rate Pass Through Ctfs., 0.79%, 07/10/2050(b)(d)	5,961,622	273,568
Eaton Vance CDO VIII Ltd. (Cayman Islands), Series 2006-8A, Class D, Floating Rate Pass Through Ctfs., 4.05%, 08/15/2022(b)(d)	400,000	379,542
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.37%, 04/19/2036(d)	184,763	159,409
GS Mortgage Securities Trust, Series 2015-GS1, Class C, Variable Rate Pass Through Ctfs., 4.42%, 11/10/2048(d)	400,000	424,421
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.76%, 07/25/2037(d)	189,864	170,178
GSR Mortgage Loan Trust, Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	192,165	183,121
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Floating Rate Pass Through Ctfs., 2.79%, 06/24/2049(b)(d)	400,000	351,425
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 1.83%, 07/15/2031(b)(d)	250,000	251,747
JP Morgan Mortgage Trust, Series 2005-A1, Class IB2, Variable Rate Pass Through Ctfs., 2.92%, 02/25/2035(d)	137,946	107,063
Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 3.03%, 06/25/2035(d)	130,385	121,349

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Income Fund

	Principal Amount	Value
JP Morgan Mortgage Trust (continued), Series 2006-A2, Class 1A1, Variable Rate Pass Through Ctfs., 3.05%, 04/25/2036(d)	$91,683	$83,987
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.72%, 07/25/2035(d)	228,081	223,628
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.61%, 06/25/2037(d)	193,069	173,338
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 4.89%, 01/15/2047(d)	380,000	423,217
Series 2015-C29. Class C, Variable Rate Pass Through Ctfs., 4.20%, 05/15/2048(d)	302,000	312,088
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.68%, 11/25/2035(d)	130,217	126,337
Series 2005-A9, Class 2A1C, Variable Rate Pass Through Ctfs., 2.84%, 12/25/2035(d)	200,000	191,938
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class XA, IO, Variable Rate Pass Through Ctfs., 1.17%, 04/15/2048(d)	2,124,298	149,148
Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.41%, 10/15/2048(d)	190,000	202,002
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, Floating Rate Pass Through Ctfs., 1.19%, 12/25/2035(d)	215,680	173,550
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.41%, 11/24/2020(b)(d)	350,000	340,378
Northwoods Capital X Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 4.24%, 11/04/2025(b)(d)	250,000	236,401
Octagon Investment Partners XV Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.24%, 01/19/2025(b)(d)	500,000	483,998
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.14%, 07/14/2034(b)(d)	230,000	228,511
RAIT Trust, Series 2015-FL4, Class B, Floating Rate Pass Through Ctfs., 2.77%, 12/15/2031(b)(d)	341,176	342,388
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Through Ctfs., 4.35%, 07/17/2026(b)(e)	600,000	605,015
Series 2014-1A, Class E, Floating Rate Pass Through Ctfs., 5.38%, 07/17/2026(b)(d)	250,000	209,929

	Principal Amount	Value
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.85%, 08/30/2021(b)(d)	$250,000	$253,325
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 3.13%, 01/25/2035(d)	364,992	346,507
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 2.96%, 07/25/2034(d)	91,373	91,140
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Variable Rate Pass Through Ctfs., 2.92%, 11/25/2032(d)	149,278	126,648
Thornburg Mortgage Securities Trust, Series 2007-2, Class 2A2, Floating Rate Pass Through Ctfs., 0.62%, 06/25/2037(d)	309,720	293,637
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 4.05%, 06/15/2021(b)(d)	350,000	312,519
WaMu Mortgage Trust, Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.44%, 10/25/2035(d)	196,460	187,353
Series 2006-AR10, Class 3A2, Floating Rate Pass Through Ctfs., 5.93%, 08/25/2046(d)	167,504	152,624
Series 2006-AR18, Class 1A1, Floating Rate Pass Through Ctfs., 2.01%, 01/25/2037(d)	142,181	121,135
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1, Pass Through Ctfs., 6.25%, 11/25/2037	168,234	157,861
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.90%, 05/01/2035(d)	238,739	249,083
Series 2005-AR12, Class 2A11, Floating Rate Pass Through Ctfs., 2.91%, 06/25/2035(d)	143,386	144,026
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 3.01%, 08/25/2035(d)	109,074	107,298
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.87%, 03/25/2035(d)	198,862	201,107
Series 2005-AR8, Class 3A3, Variable Rate Pass Through Ctfs., 3.02%, 06/25/2035(d)	244,553	237,436
Series 2006-AR10, Class 4A1, Floating Rate Pass Through Ctfs., 2.91%, 07/25/2036(d)	183,204	172,988
Series 2006-AR8, Class 2A3, Variable Rate Pass Through Ctfs., 2.89%, 04/25/2036(d)	162,239	158,853

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Income Fund

	Principal Amount		Value
Wells Fargo Mortgage Backed Securities Trust (continued),
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	$115,757		$115,306
Total Asset-Backed Securities (Cost $13,768,300)			13,712,261

U.S. Treasury Securities–29.45%

U.S. Treasury Bills–21.70%(f)(g)

0.42%, 11/17/2016	7,000,000		6,994,643
0.45%, 11/17/2016	475,000		474,637
			7,469,280

U.S. Treasury Inflation-Indexed Notes–7.75%

0.38%, 07/15/2023	2,579,750	(h)	2,667,825
Total U.S. Treasury Securities (Cost $10,123,369)			10,137,105

U.S. Dollar Denominated Bonds & Notes–17.42%

Agricultural Products–0.12%

Darling Ingredients Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/2022	40,000		41,600

Airlines–0.52%

Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	200,000		178,500

Building Products–0.04%

Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	14,000		14,893

Construction Machinery & Heavy Trucks–0.64%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	250,000		221,250

Consumer Finance–0.79%

American Express Co., Jr. Unsec. Sub. Global Notes, 5.20% (i)	275,000		272,250

Diversified Banks–3.20%

Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00% (i)	260,000		265,200
Citigroup Inc., Series N, Jr. Unsec. Sub. Global Notes, 5.80% (i)	270,000		271,350
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (i)	170,000		170,850
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(i)	200,000		197,500
Skandinaviska Enskilda Banken AB (Sweden), REGS, Jr. Unsc. Sub. Medium-Term Euro Notes, 5.75%(b)(i)	200,000		197,488
			1,102,388

	Principal Amount	Value

Diversified Capital Markets–0.59%

UBS Group AG (Switzerland), REGS, Jr. Unsc. Sub. Euro Bonds, 6.88% (b)(i)	$200,000	$203,125

Drug Retail–0.28%

Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.10%, 06/01/2023	92,000	95,386

Electric Utilities–0.58%

Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	200,000	199,555

Health Care Facilities–3.20%

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	816,000	873,630
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 8.13%, 04/01/2022	220,000	228,800
		1,102,430

Independent Power Producers & Energy Traders–0.13%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	40,000	45,600

Integrated Oil & Gas–1.07%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.38%, 05/23/2021	200,000	212,000
8.75%, 05/23/2026	150,000	157,312
		369,312

Integrated Telecommunication Services–1.73%

Digicel Group Ltd. (Jamaica), REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/2022(b)	200,000	165,940
Verizon Communications Inc., Sr. Unsec. Global Notes, 2.63%, 08/15/2026	317,000	316,715
4.13%, 08/15/2046	109,000	110,812
		593,467

Managed Health Care–0.23%

Aetna, Inc., Sr. Unsec. Global Notes, 4.38%, 06/15/2046	74,000	77,420

Oil & Gas Exploration & Production–0.14%

Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(b)(j)	285,000	48,450

Packaged Foods & Meats–0.59%

FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.63%, 08/15/2026(b)	200,000	204,500

Paper Products–0.25%

Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	85,000	85,212

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Income Fund

		Principal Amount	Value

Pharmaceuticals–0.44%

Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023		$148,000	$150,773

Regional Banks–1.49%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022		309,000	326,767
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90% (i)		200,000	186,250
			513,017

Sovereign Debt–0.59%

Trinidad & Tobago Government International Bond (Trinidad & Tobago), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)		200,000	204,266

Technology Hardware, Storage & Peripherals–0.80%

Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)		141,000	151,399
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.88%, 06/01/2027		145,000	121,981
			273,380
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,886,964)			5,996,774

Non-U.S. Dollar Denominated Bonds & Notes–12.88%(c)

Automobile Manufacturers–1.11%

Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88% (b)(i)	EUR	330,000	383,282

Electric Utilities–3.48%

EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(b)	EUR	700,000	818,521
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00% (b)(i)	GBP	300,000	380,848
			1,199,369

Integrated Telecommunication Services–1.02%

Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00% (b)(i)	EUR	300,000	350,389

Multi-Utilities–1.08%

Engie S.A. (France), REGS, Series NC10, Jr. Unsec. Sub. Euro Notes, 3.88% (b)(i)	EUR	300,000	371,244

		Principal Amount	Value

Oil & Gas Exploration & Production–0.59%

DONG Energy AS (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00%, 11/06/3015(b)	EUR	180,000	$203,401

Sovereign Debt–5.60%

Japan Government Two Year Bond (Japan), Series 363, Sr. Unsec. Bonds, 0.10%, 04/15/2018	JPY	195,200,000	1,924,772
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $4,231,255)			4,432,457

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.38%

Collateralized Mortgage Obligations–0.38%

Fannie Mae REMICs, IO, 3.00%, 06/25/2027		729,466	61,017
Freddie Mac REMICs, IO, 3.00%, 05/15/2028		711,682	71,470
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $152,900)			132,487

		Shares

Money Market Funds–3.99%

Liquid Assets Portfolio, Institutional Class, 0.39% (k)		686,711	686,711
Premier Portfolio, Institutional Class, 0.36% (k)		686,710	686,710
Total Money Market Funds (Cost $1,373,421)			1,373,421

Options Purchased–0.03%(l)

(Cost $72,856)			8,941
TOTAL INVESTMENTS–103.98% (Cost $35,609,065)			35,793,446
OTHER ASSETS LESS LIABILITIES–(3.98)%			(1,371,383)
NET ASSETS–100.00%			$34,422,063

Investment Abbreviations:

CDO	—Collateralized Debt Obligation
CLO	—Collateralized Loan Obligation
Ctfs.	—Certificates
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
IO	—Interest Only
JPY	—Japanese Yen
Jr.	—Junior
REGS	—Regulation S
REMICs	—Real Estate Mortgage Investment Conduits
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Income Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $9,983,833, which represented 29.00% of the Fund’s Net Assets.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1L. The following table presents the Fund’s collateral pledged as of July 31, 2016.

Counterparty	Reverse Repurchase Agreements	Value of Non-Cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$ 517,281	$ (517,281)	$ —

* Amount does not include excess collateral pledged.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1F, Note 1I and Note 3.

(h)	Principal amount of security and interest payments are adjusted for inflation. See Note 1K.

(i)	Perpetual bond with no specified maturity date.

(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at July 31, 2016 represented less than 1% of the Fund’s Net Assets.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

(l)	The table below details options purchased. See Notes 1G and 1H.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	08/23/2016	USD	1.160	EUR	3,650,000	$ 1,348
EUR versus USD	Call	Goldman Sachs International	09/02/2016	USD	1.157	EUR	200,000	173
NZD versus USD	Put	Goldman Sachs International	09/21/2016	USD	0.698	NZD	1,050,000	5,214
USD versus CHF	Call	Barclays Bank PLC	08/18/2016	CHF	1.000	USD	700,000	210
USD versus SGD	Call	Goldman Sachs International	08/03/2016	SGD	1.366	USD	1,100,000	6
USD versus SGD	Call	Goldman Sachs International	10/25/2016	SGD	1.372	USD	400,000	1,984
USD versus TWD	Call	Goldman Sachs International	08/03/2016	TWD	32.440	USD	1,100,000	6
Total Options Purchased—Currency Risk (Cost $72,856)								$ 8,941

Abbreviations:

CHF — Swiss Franc	EUR — Euro	NZD — New Zealand Dollar

SGD — Singapore Dollar	TWD — New Taiwan Dollar	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Strategic Income Fund

A.	Security Valuations – (Continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Strategic Income Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases

                                 Invesco Strategic Income Fund

G.	Call Options Written and Purchased – (Continued)

and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

                                 Invesco Strategic Income Fund

I.	Swap Agreements – (Continued)

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

                                 Invesco Strategic Income Fund

J.	Structured Securities – (Continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.

K.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
L.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are showin in the Statement of Operations as Interest, facilities and maintenance fees.
M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Strategic Income Fund

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,373,421	$—	$—	$1,373,421
U.S. Treasury Securities	—	10,137,105	—	10,137,105
Corporate Debt Securities	—	5,792,508	—	5,792,508
U.S. Government Sponsored Agency Securities	—	132,487	—	132,487
Asset-Backed Securities	—	13,712,261	—	13,712,261
Foreign Debt Securities	—	2,507,685	—	2,507,685
Foreign Sovereign Debt Securities	—	2,129,038		2,129,038
Options Purchased	—	8,941	—	8,941
	1,373,421	34,420,025	—	35,793,446
Forward Foreign Currency Contracts*	—	(73,413)	—	(73,413)
Futures Contracts*	(213,790)	—	—	(213,790)
Options Written*	—	(1,262)	—	(1,262)
Swap Agreements*	311,701	—	—	311,701
Total Investments	$1,471,332	$34,345,350	$—	$35,816,682
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements (a)	$—	$(15,957)
Currency risk:
Forward foreign currency contracts	88,503	(161,916)
Options purchased (b)	8,941	—
Options written	—	(1,262)
Interest rate risk:
Futures contracts (c)	91,849	(305,639)
Swap agreements (a)	411,804	(84,146)
Total	$601,097	$(568,920)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

(b)	Options purchased at value as reported in the Schedule of Investments.

(c)	Includes cumulative appreciation (depreciation) of futures contracts.

                                 Invesco Strategic Income Fund

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$—	$—	$(115,048)
Currency Risk	(206,509)	—	114,879	(26,375)	—
Equity Risk	—	—	—	—	(88,836)
Interest Rate Risk	—	(327,027)	(301,973)	58,336	(322,797)
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	(7,354)
Currency Risk	(153,858)	—	(61,972)	11,113	—
Equity Risk	—	—	—	—	(176,024)
Interest Rate Risk	—	(195,288)	196,358	—	158,493
Total	$(360,367)	$(522,315)	$(52,708)	$43,074	$(551,566)

(a) Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the nine month average notional value of forward foreign currency contracts, futures contracts, options purchased and swap agreements and the eight month average notional value of options written.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$17,974,172	$41,423,044	$35,736,440	$14,958,563	$28,779,674

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Notional	Unrealized Appreciation
	Counterparty	Deliver		Receive		Value	(Depreciation)
09/02/2016	CIBC World Markets Corp.	EUR	480,000	USD	528,720	$537,330	$(8,610)
09/02/2016	CIBC World Markets Corp.	USD	74,821	EUR	68,000	76,122	1,301
09/09/2016	Barclays Bank PLC	GBP	293,400	USD	424,930	388,518	36,412
09/09/2016	CIBC World Markets Corp.	EUR	2,170,751	USD	2,464,237	2,430,842	33,395
09/09/2016	CIBC World Markets Corp.	JPY	249,500,000	USD	2,440,219	2,448,873	(8,654)
09/09/2016	CIBC World Markets Corp.	KRW	329,000,000	USD	282,898	295,609	(12,711)
09/09/2016	CIBC World Markets Corp.	TWD	2,991,159	USD	93,000	93,748	(748)
09/09/2016	CIBC World Markets Corp.	USD	2,840,338	JPY	286,200,000	2,809,088	(31,250)
09/09/2016	CIBC World Markets Corp.	USD	148,901	EUR	135,000	151,175	2,274
09/09/2016	RBC Capital Markets Corp.	JPY	36,700,000	USD	345,348	360,215	(14,867)
04/28/2017	CIBC World Markets Corp.	USD	740,000	CNY	5,030,742	746,025	6,025
04/28/2017	Deutsche Bank Securities Inc.	CNY	4,928,770	USD	740,000	730,904	9,096
05/10/2017	Citigroup Global Markets Inc.	JPY	196,708,254	USD	1,866,345	1,951,421	(85,076)
Total Open Forward Foreign Currency Contracts—Currency Risk							$(73,413)

Currency Abbreviations:

CNY	—	Chinese Yuan	EUR	—	Euro	GBP	—	British Pound Sterling

JPY	—	Japanese Yen	KRW	—	South Korean Won	TWD	—	New Taiwan Dollar

USD	—	U.S. Dollar

                                 Invesco Strategic Income Fund

Open Futures Contracts

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro Bonds	Long	75	March-2018	$18,566,250	$62,650
90 Day Euro Bonds	Short	75	March-2019	(18,541,875)	(89,225)
Euro Bonds	Long	5	September-2016	937,932	7,435
Euro-Buxl 30 Year Bonds	Short	2	September-2016	(440,522)	(14,529)
U.S. Treasury 2 Year Notes	Long	10	September-2016	2,190,000	12,010
U.S. Treasury 5 Year Notes	Long	5	September-2016	610,078	9,754
U.S. Treasury 10 Year Notes	Short	42	September-2016	(5,587,969)	(146,874)
U.S. Treasury 10 Year Ultra Bonds	Short	5	September-2016	(731,016)	(6,887)
U.S. Treasury Ultra Bonds	Short	3	September-2016	(571,594)	(48,124)
Total Futures Contracts—Interest Rate Risk					$(213,790)

Open Over-The-Counter Foreign Currency Options Written

Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus SGD	Call	Goldman Sachs International	08/03/2016	SGD	1.412	$(3,518)	USD	(1,100,000)	$0	$3,518
USD versus SGD	Call	Goldman Sachs International	10/25/2016	SGD	1.420	(1,252)	USD	(400,000)	(502)	750
USD versus TWD	Call	Goldman Sachs International	08/03/2016	TWD	33.520	(4,124)	USD	(1,100,000)	0	4,124
NZD versus USD	Put	Goldman Sachs International	09/21/2016	USD	0.659	(4,477)	NZD	(1,050,000)	(760)	3,717
Total Options Written—Currency Risk						$(13,371)			$(1,262)	$12,109

Abbreviations:

NZD	—	New Zealand Dollar	SGD	—	Singapore Dollar	TWD	—	New Taiwan Dollar

USD	—	U.S. Dollar

Options Written Transactions

Call Options

									Notional Value		Premiums Received
Beginning of period									USD	2,225,000	$13,275
Written									USD	31,820,000	155,573
Closed									USD	(22,470,000)	(121,348)
Expired									USD	(8,975,000)	(38,606)
End of period									USD	2,600,000	$8,894

Put Options
	Notional Value		Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	AUD	—	EUR	600,000	GBP	—	NZD	—	USD	—	$2,839
Written	AUD	1,000,000	EUR	1,800,000	GBP	1,000,000	NZD	1,050,000	USD	20,700,000	144,455
Closed	AUD	(1,000,000)	EUR	(2,400,000)	GBP	—	NZD	—	USD	(10,950,000)	(84,247)
Expired	AUD	—	EUR	—	GBP	(1,000,000)	NZD	—	USD	(9,750,000)	(58,570)
End of period	AUD	—	EUR	—	GBP	—	NZD	1,050,000	USD	—	$4,477

Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro	GBP	—	British Pound Sterling

NZD	—	New Zealand Dollar	USD	—	U.S. Dollar

                                 Invesco Strategic Income Fund

Open Centrally Cleared Credit Default Swap Agreements—Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America Investment Grade Index, Series 26, Version 1	Buy	(1.00)%	06/20/2021	0.73%	$(5,800,000)	$(59,965)	$(15,957)

Abbreviations:

CME	—	Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.396%	01/13/2036	$3,050,000	$382,019
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.328	04/27/2021	1,400,000	18,233
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.329	07/08/2026	(2,900,000)	11,552
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.483	07/20/2025	(1,400,000)	(75,940)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.205	04/06/2021	(1,100,000)	(8,206)
Total Interest Rate Swap Agreements—Interest Rate Risk						$327,658

Abbreviations:

LIBOR	—	London Interbank Offered Rate	USD	—	U.S. Dollar	CME	—	Chicago Mercantile Exchange

                                 Invesco Strategic Income Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $21,562,190 and $34,441,509, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $2,947,494 and $736,035, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$613,054
Aggregate unrealized (depreciation) of investment securities	(466,072)
Net unrealized appreciation of investment securities	$146,982
Cost of investments for tax purposes is $35,646,464.

NOTE 5 — Subsequent Event

On September 20, 2016, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to all investments, including additional investments by existing shareholders and new accounts, at the open of business on September 30, 2016. The liquidation is not subject to the approval of shareholders of the Fund. The Fund will liquidate on or about October 28, 2016.

                                 Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2016

invesco.com/us	UCB-QTR-1	07/16	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2016

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities–46.38%(a)

Apidos CLO XIX (Cayman Islands), Series 2014-19A, Class C, Floating Rate Pass Through Ctfs., 3.97%, 10/17/2026(b)(c)	$500,000	$501,603
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 0.93%, 09/15/2048(c)	1,406,961	87,714
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.87%, 09/25/2035(c)	222,609	205,663
BCAP Trust LLC, Series 2009-RR13, Class 15A2, Pass Through Ctfs., 6.00%, 07/26/2037(b)	109,070	99,717
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(c)	155,591	156,606
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.17%, 10/04/2024(b)(c)	300,000	288,949
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 2.08%, 12/15/2027(b)(c)	188,080	188,834
Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 4.78%, 10/15/2023(b)(c)	350,000	345,406
Chase Mortgage Finance Trust, Series 2007-A1, Class 13A1, Floating Rate Pass Through Ctfs., 4.84%, 03/25/2037(c)	204,526	190,900
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(c)	130,328	128,803
Series 2005-3, Class 2A2A, Variable Rate Pass Through Ctfs., 2.95%, 08/25/2035(c)	135,712	133,840
COMM Mortgage Trust, Series 2014-FL5, Class A, Floating Rate Pass Through Ctfs., 1.85%, 10/15/2031(b)(c)	300,000	295,985
Series 2015-CR24, Class XA, IO, Variable Rate Pass Through Ctfs., 0.88%, 08/10/2055(c)	3,763,080	224,857
Series 2015-PC1, Class XA, IO, Variable Rate Pass Through Ctfs., 0.79%, 07/10/2050(b)(c)	3,974,415	182,378
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A7, Pass Through Ctfs., 6.00%, 11/25/2035	109,075	102,402
Series 2005-C3, Class AJ, Pass Through Ctfs., 4.77%, 07/15/2037	1,350	1,349

	Principal Amount	Value
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, Pass Through Ctfs., 4.04%, 04/15/2050	$130,000	$143,934
GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, Floating Rate Pass Through Ctfs., 3.19%, 11/19/2035(c)	74,143	67,355
GSAA Home Equity Trust, Series 2005-11, Class 3A5, Floating Rate Pass Through Ctfs., 0.86%, 10/25/2035(c)	185,340	171,175
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, Variable Rate Pass Through Ctfs., 2.91%, 11/25/2035(c)	169,647	163,649
Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	163,733	156,027
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class BFL, Floating Rate Pass Through Ctfs., 2.79%, 06/24/2049(b)(c)	200,000	175,712
ING IM CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2R, Floating Rate Pass Through Ctfs., 2.51%, 03/14/2022(b)(c)(d)	500,000	500,564
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 3.03%, 06/25/2035(c)	260,771	242,697
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.72%, 07/25/2035(c)	266,680	261,473
Series 2007-A1, Class 6A1, Floating Rate Pass Through Ctfs., 2.95%, 07/25/2035(c)	109,428	108,509
Series 2007-A2, Class 4A2, Variable Rate Pass Through Ctfs., 4.77%, 04/25/2037(c)	210,330	186,811
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.68%, 11/25/2035(c)	105,581	102,435
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 2.82%, 06/25/2035(c)	136,711	133,149
Series 2005-A9, Class 2A1C, Variable Rate Pass Through Ctfs., 2.84%, 12/25/2035(c)	260,000	249,519
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class XA, IO, Variable Rate Pass Through Ctfs., 1.17%, 04/15/2048(c)	1,650,036	115,850
Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.41%, 10/15/2048(c)	130,000	138,212
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, Floating Rate Pass Through Ctfs., 1.19%, 12/25/2035(c)	178,351	143,512

See accompanying notes which are an integral part of this schedule.

                                 Invesco Unconstrained Bond Fund

	Principal Amount	Value
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.41%, 11/24/2020(b)(c)	$250,000	$243,127
Northwoods Capital X CLO Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 4.24%, 11/04/2025(b)(c)	250,000	236,401
Octagon Investment Partners XV CLO Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.24%, 01/19/2025(b)(c)	250,000	241,999
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.14%, 07/14/2034(b)(c)	188,000	186,783
RMAT LLC, Series 2015-RPL1, Class A1, Pass Through Ctfs., 3.97%, 05/26/2020(b)	178,290	177,316
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Throught Ctfs., 4.35%, 07/17/2026(b)(d)	500,000	504,179
Starwood Retail Property Trust, Series 2014-STAR, Class B, Floating Rate Pass Through Ctfs., 2.13%, 11/15/2027(b)(c)	250,000	245,638
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.85%, 08/30/2021(b)(c)	250,000	253,325
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2, Variable Rate Pass Through Ctfs., 2.92%, 01/25/2035(c)	310,123	296,964
Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 3.13%, 01/25/2035(c)	153,061	145,310
Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 2.88%, 01/17/2026(b)(c)	500,000	495,311
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 4.05%, 06/15/2021(b)(c)	250,000	223,228
WaMu Mortgage Trust, Series 2006-AR14, Class 1A4, Variable Rate Pass Through Ctfs., 2.20%, 11/25/2036(c)	101,493	90,417
Series 2007-HY1, Class 3A1, Floating Rate Pass Through Ctfs., 4.18%, 02/25/2037(c)	205,112	186,343
Series 2007-HY2, Class 2A1, Variable Rate Pass Through Ctfs., 2.73%, 11/25/2036(c)	210,726	189,576

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.90%, 04/25/2009(c)	$26,063	$27,192
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 3.01%, 08/25/2035(c)	171,155	168,369
Series 2005-AR16, Class 4A2, Variable Rate Pass Through Ctfs., 3.01%, 10/25/2035(c)	159,990	159,068
Series 2006-2, Class 2A3, Pass Through Ctfs., 5.50%, 03/25/2036	105,026	104,425
Total Asset-Backed Securities (Cost $10,367,539)		10,370,560

U.S. Dollar Denominated Bonds & Notes–10.28%

Construction Machinery & Heavy Trucks–0.59%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	150,000	132,750

Construction Materials–0.34%

Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	72,000	75,960

Diversified Banks–0.58%

Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (e)	130,000	130,650

Drug Retail–0.29%

Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.10%, 06/01/2023	62,000	64,282

Health Care Facilities–2.99%

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	379,000	405,767
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	120,000	127,500
Sr. Unsec. Global Notes, 8.13%, 04/01/2022	130,000	135,200
		668,467

Integrated Oil & Gas–0.62%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.38%, 05/23/2021	130,000	137,800

Integrated Telecommunication Services–1.27%

Verizon Communications Inc., Sr. Unsec. Global Notes, 2.63%, 08/15/2026	211,000	210,810
4.13%, 08/15/2046	71,000	72,181
		282,991

Managed Health Care–0.23%

Aetna, Inc., Sr. Unsec. Global Notes, 4.38%, 06/15/2046	50,000	52,311

See accompanying notes which are an integral part of this schedule.

                                 Invesco Unconstrained Bond Fund

		Principal Amount	Value

Marine–0.26%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 12/28/2015; Cost $66,315)(b)		$75,000	$58,125

Oil & Gas Exploration & Production–0.15%

Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(b)(f)		190,000	32,300

Paper Products–0.58%

Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)		130,000	130,325

Pharmaceuticals–0.44%

Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023		97,000	98,817

Regional Banks–0.47%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022		100,000	105,750

Technology Hardware, Storage & Peripherals–0.78%

Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)		95,000	102,006
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.88%, 06/01/2027		85,000	71,506
			173,512

Wireless Telecommunication Services–0.69%

Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)		141,000	153,161
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,253,434)			2,297,201

Non-U.S. Dollar Denominated Bonds & Notes–12.18%(g)

Automobile Manufacturers–0.73%

Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88% (b)(e)	EUR	140,000	162,605

Electric Utilities–2.39%

EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(b)	EUR	240,000	280,636
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00% (b)(e)	GBP	200,000	253,898
			534,534

Integrated Oil & Gas–0.61%

DONG Energy A/S (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00% 11/06/3015(b)	EUR	120,000	135,601

		Principal Amount		Value

Integrated Telecommunication Services–1.04%

Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00% (b)(e)	EUR	200,000		$233,592

Multi-Utilities–1.66%

Engie S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 3.88%(b)(e)	EUR	300,000		371,244

Sovereign Debt–5.75%

Japan Government Two Year Bond (Japan), Series 363, Sr. Unsec. Bonds, 0.10%, 04/15/2018	JPY	130,400,000		1,285,811
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,619,766)				2,723,387

U.S. Treasury Securities–32.03%

U.S. Treasury Bills–23.91%(h)(i)

0.42%, 11/17/2016		$5,000,000		4,996,174
0.45%, 11/17/2016		350,000		349,732
				5,345,906

U.S. Treasury Inflation - Indexed Notes–8.12%

0.38%, 07/15/2023		1,754,230	(j)	1,814,121
Total U.S. Treasury Securities (Cost $7,150,544)				7,160,027

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.48%

Collateralized Mortgage Obligations–0.48%

Fannie Mae REMICs, IO, 3.00%, 06/25/2027		625,257		52,300
Freddie Mac REMICs, IO, 3.00%, 05/15/2028		553,171		55,552
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $124,461)				107,852

		Shares

Money Market Funds–2.92%

Liquid Assets Portfolio –Institutional Class, 0.40% (k)		326,860		326,860
Premier Portfolio –Institutional Class, 0.36% (k)		326,860		326,860
Total Money Market Funds (Cost $653,720)				653,720

Options Purchased–0.22%(l)

(Cost $125,752)				50,031
TOTAL INVESTMENTS–104.49% (Cost $23,295,216)				23,362,778
OTHER ASSETS LESS LIABILITIES–(4.49)%				(1,004,353)
NET ASSETS–100.00%		$		22,358,425

See accompanying notes which are an integral part of this schedule.

                                 Invesco Unconstrained Bond Fund

Investment Abbreviations:

CLO	—Collateralized Loan Obligation
Ctfs.	—Certificates
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
JPY	—Japanese Yen
REGS	—Regulation S
REMICs	—Real Estate Investment Conduits
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2016 was $7,375,908, which represented 32.99% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2016.

(d)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1E. The following table presents the Fund’s collateral pledged as of July 31, 2016:

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$856,890	$(856,890)	$—
* Amount does not include excess collateral pledged.

(e)	Perpetual bond with no specified maturity date.

(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at July 31, 2016 was $32,300, which represented less than 1% of the Fund’s Net Assets.

(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and centrally cleared swap agreements. See Note 1H, 1K and Note 3.

(j)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2016.

(l)	The table below details options purchased:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	08/23/2016	USD	1.160	EUR	2,400,000	$886
EUR versus USD	Call	Goldman Sachs International	09/02/2016	USD	1.157	EUR	130,000	112
NZD versus USD	Put	Goldman Sachs International	09/21/2016	USD	0.698	NZD	700,000	3,476
USD versus CHF	Call	Barclay Bank PLC	08/18/2016	CHF	1.000	USD	500,000	150
USD versus SGD	Call	Goldman Sachs International	08/03/2016	SGD	1.366	USD	750,000	4
USD versus SGD	Call	Goldman Sachs International	10/25/2016	SGD	1.372	USD	250,000	1,240
USD versus TWD	Call	Goldman Sachs International	08/03/2016	TWD	32.440	USD	750,000	4
Subtotal Foreign Currency Options Purchased—Currency Risk								$5,872

Abbreviations
CHF —	Swiss Franc	SGD —	Singapore Dollar
EUR —	Euro	TWD —	Taiwan Dollar
NZD —	New Zealand Dollar	USD —	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Unconstrained Bond Fund

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.75%	Pay	3 Month USD LIBOR	07/06/2017	$3,400,000	$27,925
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.95	Pay	3 Month USD LIBOR	06/14/2017	3,400,000	16,160
10 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.72	Pay	3 Month USD LIBOR	08/18/2016	1,300,000	74
Subtotal Interest Rate Swaptions Purchased—Interest Rate Risk								44,159
Total Options Purchased (Cost $125,752)								$50,031

Abbreviations
LIBOR	— London Interbank Offered Rate
USD	— U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Unconstrained Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco Unconstrained Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are showin in the Statement of Operations as Interest, facilities and maintenance fees.
F.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Unconstrained Bond Fund

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

H.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.	Call Options Written and Purchased – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period for American style options or at expiration date for European style options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of

                                 Invesco Unconstrained Bond Fund

I.	Call Options Written and Purchased – (conintued)

Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased and Written –The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the

                                 Invesco Unconstrained Bond Fund

K.	Swap Agreements – (continued)

Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

                                 Invesco Unconstrained Bond Fund

N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$653,720	$—	$—	$653,720
U.S. Treasury Securities	—	7,160,027	—	7,160,027
Corporate Debt Securities	—	2,297,201	—	2,297,201
U.S. Government Sponsored Agency Securities	—	107,852	—	107,852
Asset-Backed Securities	—	10,370,560	—	10,370,560
Foreign Debt Securities	—	1,437,576	—	1,437,576
Foreign Sovereign Debt Securities	—	1,285,811	—	1,285,811
Options Purchased	—	50,031	—	50,031
	653,720	22,709,058	—	23,362,778
Forward Foreign Currency Contracts*	—	(54,859)	—	(54,859)
Futures Contracts*	(79,553)	—	—	(79,553)
Options Written*	—	(1,101)	—	(1,101)
Swap Agreements*	104,734	(748)	—	103,986
Total Investments	$678,901	$22,652,350	$—	$23,331,251
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

                                 Invesco Unconstrained Bond Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2016:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(14,978)
Currency risk:
Forward foreign currency contracts	54,405	(109,264)
Options purchased (b)	5,872	—
Options written	—	(820)
Interest rate risk:
Futures contracts (c)	85,073	(164,626)
Options purchased (b)	44,159	—
Options written	—	(281)
Swap agreements(a)	173,080	(54,116)
Total	$362,589	$(344,085)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

(b)	Options purchased at value as reported in the Schedule of Investments.

(c)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the nine months ended July 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$ —	$—	$—	$—	$(54,380)
Currency Risk	(124,539)	—	71,420	(16,125)	(154,980)
Equity Risk	—	—	—	—	(50,864)
Interest Rate Risk	—	(311,498)	(276,401)	61,685	—
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	2,216
Currency Risk	(97,719)	—	(36,478)	5,974	—
Equity Risk	—	—	—	—	(131,117)
Interest Rate Risk	—	(49,573)	176,770	16,469	(5,761)
Total	$ (222,258)	$(361,071)	$(64,689)	$68,003	$(394,886)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the nine month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the eight month average notional value of options purchased and the seven month average notional value of options written.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$11,118,891	$25,741,993	$32,343,102	$13,292,675	$18,045,970

                                 Invesco Unconstrained Bond Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
09/02/2016	CIBC World Markets Corp.	EUR	315,000	USD	346,972	$352,623	$(5,651)
09/02/2016	CIBC World Markets Corp.	USD	50,614	EUR	46,000	51,494	880
09/09/2016	CIBC World Markets Corp.	EUR	1,118,870	USD	1,270,141	1,252,928	17,213
09/09/2016	CIBC World Markets Corp.	JPY	169,785,000	USD	1,660,028	1,666,460	(6,432)
09/09/2016	CIBC World Markets Corp.	KRW	219,000,000	USD	188,313	196,774	(8,461)
09/09/2016	CIBC World Markets Corp.	TWD	1,994,106	USD	62,000	62,498	(498)
09/09/2016	CIBC World Markets Corp.	USD	109,194	EUR	99,000	110,862	1,668
09/09/2016	CIBC World Markets Corp.	USD	1,933,100	JPY	194,785,000	1,911,839	(21,261)
09/09/2016	Citigroup Global Markets Inc.	GBP	175,000	USD	253,145	231,734	21,411
09/09/2016	Goldman Sachs International	GBP	24,700	USD	35,724	32,708	3,016
09/09/2016	RBC Capital Markets Corp.	JPY	25,000,000	USD	235,251	245,378	(10,127)
04/28/2017	Deutsche Bank Securities Inc.	CNY	3,330,250	USD	500,000	493,854	6,146
04/28/2017	CIBC World Markets Corp.	USD	500,000	CNY	3,399,150	504,071	4,071
05/10/2017	Citigroup Global Markets Inc.	JPY	131,407,563	USD	1,246,779	1,303,613	(56,834)
Total Open Forward Foreign Currency Contracts—Currency Risk							$(54,859)

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro Bonds	Long	50	March-2018	$12,377,500	$ 41,767
90 Day Euro Bonds	Short	50	March-2019	(12,361,250)	(59,484)
Euro Bonds	Long	3	September-2016	562,759	4,461
Euro Buxl 30 Year Bonds	Short	1	September-2016	(220,261)	(7,463)
U.S. Treasury 5 Year Notes	Long	3	September-2016	366,047	5,852
U.S. Treasury 10 Year Notes	Short	9	September-2016	(1,197,422)	(29,381)
U.S. Treasury 10 Year Ultra Bonds	Short	3	September-2016	(438,609)	(4,132)
U.S. Treasury Long Bonds	Long	3	September-2016	523,313	32,993
U.S. Treasury Ultra Bonds	Short	4	September-2016	(762,125)	(64,166)
Total Futures Contracts—Interest Rate Risk					$ (79,553)

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Premiums Received	Notional Value	Value	Unrealized Appreciation
NZD versus USD	Put	Goldman Sachs International	09/21/2016	USD 0.659	$ (2,985)	NZD 700,000	$(507)	$ 2,478
USD versus SGD	Call	Goldman Sachs International	08/03/2016	SGD 1.412	(2,399)	USD 750,000	0	2,399
USD versus SGD	Call	Goldman Sachs International	10/25/2016	SGD 1.420	(782)	USD 250,000	(313)	469
USD versus TWD	Call	Goldman Sachs International	08/03/2016	TWD 33.520	(2,812)	USD 750,000	0	2,812
Subtotal Foreign Currency Options Written—Currency Risk					$ (8,978)		$(820)	$ 8,158

Currency Abbreviations:
CNY	—	Chinese Yuan	JPY	—	Japanese Yen	SGD	—	Singapore Dollar
EUR	—	Euro	KRW	—	South Korean Won	TWD	—	Taiwan Dollar
GBP	—	British Pound Sterling	NZD	—	New Zealand Dollar	USD	—	U.S. Dollar

                                 Invesco Unconstrained Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
2 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.050%	Receive	3 Month USD LIBOR	08/18/2016	$(6,650)	$2,800,000	$(270)	$ 6,380
30 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	2.170	Receive	3 Month USD LIBOR	08/18/2016	(10,100)	270,000	(11)	10,089
Subtotal Interest Rate Swaptions Written—Interest Rate Risk							(16,750)		(281)	16,469
Total Options Written							$(25,728)		$(1,101)	$ 24,627

Options Written Transactions
									Call Options
										Notional	Premiums
										Value	Received
Beginning of Period									USD	2,100,000	$ 10,630
Written									USD	20,430,000	94,764
Closed									USD	(11,030,000)	(57,964)
Expired									USD	(9,750,000)	(41,437)
End of Period									USD	1,750,000	$ 5,993
	Put Options
		Notional Value		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of Period	AUD	—	EUR	470,000	GBP	—	NZD	—	USD	—	$ 2,223
Written	AUD	650,000	EUR	1,200,000	GBP	700,000	NZD	700,000	USD	17,120,000	114,414
Closed	AUD	(650,000)	EUR	(1,670,000)	GBP	—	NZD	—	USD	(7,450,000)	(57,238)
Expired	AUD	—	EUR	—	GBP	(700,000)	NZD	—	USD	(6,600,000)	(39,664)
End of Period	AUD	—	EUR	—	GBP	—	NZD	700,000	USD	3,070,000	$ 19,735

Open Centrally Cleared Credit Default Swap Agreements—Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America Investment Grade Index, Series 26	Buy	(1.00)%	06/20/2021	0.73%	$(3,900,000)	$(40,350)	$ (14,230)
(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.328%	04/27/2021	$250,000	$ 3,256
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.676	02/11/2026	250,000	7,408
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.396	01/13/2036	1,250,000	158,433
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.329	07/08/2026	(1,000,000)	3,983
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.456	07/17/2025	(550,000)	(54,116)
Total Interest Rate Swap Agreements – Interest Rate Risk						$118,964

Abbreviations:

AUD	—	Australian Dollar	LIBOR	—	London Interbank Offered Rate
CME	—	Chicago Mercantile Exchange	NZD	—	New Zealand Dollar
EUR	—	Euro	USD	—	U.S. Dollar
GBP	—	British Pound Sterling

                                 Invesco Unconstrained Bond Fund

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk
Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	McKesson Corp.	Buy	(1.00)%	03/20/2019	0.13%	$(300,000)	$(6,110)	$(748)
(a)	Implied credit spreads represent the current level as of July 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2016 was $9,347,707 and $18,856,018, respectively. During the same period, purchases of U.S. Treasury obligations were $1,797,002. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$343,779
Aggregate unrealized (depreciation) of investment securities	(297,621)
Net unrealized appreciation of investment securities	$46,158
Cost of investments for tax purposes is $23,316,620.

NOTE 5 — Subsequent Event

On September 20, 2016, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to all investments, including additional investments by existing shareholders and new accounts, at the open of business on September 30, 2016. The liquidation is not subject to the approval of shareholders of the Fund. The Fund will liquidate on or about October 28, 2016.

                                 Invesco Unconstrained Bond Fund

Item 2.	Controls and Procedures.

(a)	As of August 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 29, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 29, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	September 29, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.